AARP Investment Program
           from SCUDDER




                                                   --------
                                                   REACHING
                                                     YOUR
                                                     GOALS
                                                   --------


                                                ANNUAL REPORT
                                                -------------
                                               TO SHAREHOLDERS
                                               ---------------

                                                September 1997

TABLE OF CONTENTS

Annual Review                                                 1
Special Section                                               6
Message from the Portfolio Managers                          11

Money Market Funds
      AARP High Quality Money Fund                           12
      AARP High Quality Tax Free Money Fund                  13

Income Funds
      AARP GNMA and U.S. Treasury Fund                       14
      AARP High Quality Bond Fund                            16
      AARP Insured Tax Free General Bond Fund                18
      AARP Bond Fund for Income                              20

Growth and Income Funds
      AARP Balanced Stock and Bond Fund                      22
      AARP Growth and Income Fund                            24
      AARP U.S. Stock Index Fund                             26

U.S. Growth Fund
      AARP Capital Growth Fund                               28
      AARP Small Company Stock Fund                          30

Worldwide Growth Funds
      AARP Global Growth Fund                                32
      AARP International Stock Fund                          34

Asset Allocation Funds
      AARP Managed Investment Portfolios                     36

AARP Funds' Investment Portfolios                            39
Financial Statements                                        119
Financial Highlights                                        135
Notes to Financial Statements                               145
Report of Independent Accountants                           154
Officers and Trustees                                       155
Service Information                                         158
Tax Information                                             159
Glossary                                                    160

AARP Investment Program
           from SCUDDER


SIDEBAR TEXT:

TAKE ADVANTAGE OF DOLLAR COST AVERAGING

Dollar cost averaging is a simple systematic approach to managing risk. You invest a specific amount of money on a regular basis -- usually monthly -- to reduce the average price you pay over time for mutual fund shares. You will automatically buy shares at different prices: more shares when the prices are down, and fewer shares when the prices are up. Because you buy more shares when prices are low, the average price you pay per share may be lower than the actual average share price during the same period. While there are no assurances, over time, dollar cost averaging can offer the potential of greater returns and greater protection from market volatility. You can invest as little as $50 per month through the AARP Investment Program's Automatic Investment Plan. It is simple and hassle free. Call us at 1-800-253-2277 for details.



Annual Review

     This Annual Report covers the period from October 1, 1996, through September 30, 1997. During this time many positive changes took place in the AARP Investment Program. Most significant was the introduction of six new funds to the family in February. Together, the 15 AARP Mutual Funds offer you a choice of uniquely managed investments, whose goal is to provide competitive returns, but with less share price fluctuation than similar funds. More recently, Scudder, Stevens & Clark, Inc. reached an agreement to form an alliance with the Zurich Group, a worldwide provider of insurance services. These exciting developments are described later in this review.

     First, let us turn to the favorable performance of the AARP Mutual Funds over the year, which in part reflected the overall strength of the U.S. stock market and declining long-term interest rates. We are pleased to report that as of September 30, 1997, several of the AARP Mutual Funds were highly rated by Morningstar, which ranks the relative risk versus returns of comparable funds. Detailed reviews of the performance of each of the Funds begin after page 11.

CALLOUT:

Several AARP Mutual Funds are highly rated by Morningstar. Read further in A Message from the Portfolio Managers on page 11.

The Stock Market

     The upward pace of the U.S. stock market continued during the past 12 months as inflation remained benign and unemployment sank to the lowest level in more than 20 years. In addition, positive corporate profits, a strengthening dollar, the recent tax legislation, and the shrinking deficit combined to create a healthy environment for both large- and small-cap U.S. stocks. Large-cap stocks, as measured by the unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500), returned 40.46%, and small-cap stocks, as measured by the Russell 2000 Index, returned 33.20% in the 12 months ending September 30, 1997. This environment prompted Federal Reserve Chairman Alan Greenspan to remark in July that the current state of the economy was "exceptional." These positive forces extended to most foreign

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

                                THE STOCK MARKET

CHART PERIOD:

                                   1992 - 1997

CHART DATA:

                         MSCI EAFE      Russell 2000        S&P 500
                         ---------      ------------        -------

          1992-1993        26.35            33.19            13.00

          1993-1994         9.83             2.62             3.69

          1994-1995         5.79            23.40            29.75

          1995-1996         8.61            13.13            20.34

          1996-1997        12.18            33.20            40.46


CAPTION TO PRECEDING CHART:

The stock market total return for the annual period September 30 to September 30, as measured by the Morgan Stanley Capital International EAFE Index, the Russell 2000 Index, and the S&P 500 Index.

                                    -------

markets as well, although at a more modest pace. The Morgan Stanley Capital International Index (MSCI), an unmanaged market- value-weighted measure of non-U.S. stock markets, rose 12.18% over the period covered by this Report.

     It is important to note that while the U.S. stock market has been on an upward trend, the swings along the way were often quite significant. One of several examples included the 247-point drop of the Dow Jones Industrial Average (the Dow) on August 15, 1997. This decline, which represented a 3.1% decline in the value of the thirty companies included in the Dow, and 2.6% of the S&P 500, capped a week of declining prices. However, by the following week, stock prices more than made up for the loss.

THE BOND MARKET

     After a strong fourth quarter of 1996 for the bond market, healthy economic news and fears of potential inflationary pressure caused the bond market to decline in the first quarter of 1997. In recent months, however, bonds rallied and more than recovered from these losses. Low inflation, a shrinking federal deficit, a budget agreement, and reduced government borrowing all had a positive impact on the bond market. Long-term interest rates, as measured by the 30-year U.S. Treasury Bond, declined from 6.92% on September 30, 1996, to 6.40% on September 30, 1997. Short-term rates, as measured by the three-month Treasury bill, declined from 5.01% to 4.95% over the same period. Bond prices, and therefore the value of your bond investments, rose.


SIDEBAR TEXT:

A Reminder for Investors -- Have a Long-Term Perspective

While you may be surprised, if not unnerved, by day-to-day swings in the financial markets, history tells us that long-term investors are best served by keeping the inevitable volatility of the markets in proper perspective. If you can accept that both the bond and stock markets will experience volatility, the downturns in the markets should not be cause for alarm. In fact, these downturns may provide buying opportunities for some investors.

It is also important to keep the absolute amounts of changes in the markets in perspective. The Dow Jones Industrial Average has tripled in value over the past ten years. For example, the 508-point drop in 1987 represented a 22.6% decline of the market. That same decline would have represented only 6.4% of the market as of September 30, 1997.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

                              THE U.S. BOND MARKET

CHART PERIOD:

                                   1992 - 1997

CHART DATA:


                         3-Month Treasury       30-Year
                               Bill         Treasury Bond
                         ----------------   -------------

              1992-1993        2.98              6.02

              1993-1994        4.77              7.82

              1994-1995        5.41              6.50

              1995-1996        5.03              6.92

              1997-1997        4.95              6.40

CAPTION TO PRECEDING CHART:

The U.S. Bond market yield for the annual period September 30 to September 30, as measured by the 3-month Treasury Bill and the 30-year Treasury Bond.


Looking Ahead

     As we look toward the end of 1997 into early 1998, it is difficult to predict how the stock and bond markets will fare. While there are no guarantees when investing, we continue to believe there is long-term opportunity in both the stock and bond markets. This should benefit long-term investors (those willing to invest for five years or more). However, due to the perceived high value of the U.S. stock market, we maintain a somewhat cautious outlook over the short term. As always, we encourage diversification among U.S. large- and small-company equity holdings, international equity holdings, and the fixed income sector. This serves as protection against a downturn in any one area of the market.

Reflecting on Important Program Developments

     The past year has brought many exciting changes to the AARP Investment Program. Many of our shareholders, and other AARP members, have expressed a high level of interest in a greater choice of mutual funds and in taking somewhat more risk with a portion of their total investment portfolio. In response to your feedback, we introduced six new funds to the family in February of this year -- the AARP Bond Fund for Income, the AARP U.S. Stock Index Fund, the AARP Small Company Stock Fund, the AARP International Stock Fund, and the AARP Managed Investment Portfolios.

SIDEBAR TEXT:

The AARP Lump Sum Service

For many, receiving a lump sum payout is a significant, if not a once-in-a-lifetime, event. The process of deciding how best to reinvest this money can be complex and even intimidating. In fact, many of you have told us that you need help in making decisions about how to invest your proceeds when you have received a large lump sum or one-time distribution, such as from a retirement plan.

In response to your feedback, we have introduced the AARP Lump Sum Service.
You can now work with a specially trained AARP Investment Program retirement plan specialist who can help you understand tax implications and your investment options. Our specialists can also assist you in working through the "red tape" that is sometimes involved with a lump sum distribution.

Taking   advantage   of  the  AARP  Lump  Sum   Service   can  make   investment
decision-making easier and the implementation of your decisions hassle free. Call us at 1-800-253-2277 to find out more about this free service.

     While most of the Funds offer the potential of higher returns (and therefore higher risk) than the existing AARP Mutual Funds, you told us that you were hopeful that we could manage these Funds for the potential of less downside risk than comparable funds. The Funds were therefore developed and are managed to do just that. Their portfolio management teams seek competitive -- but not the highest -- returns, but with less risk than comparable funds. Designed specially to meet the needs of AARP members, we know of no other family of funds that includes a similar risk management mandate for all of its funds. Of course, while the AARP Mutual Funds are actively managed to reduce share price fluctuation, remember that your principal is never insured or guaranteed, and that the value of your investment and your return will move up and down as market conditions change.

     Having launched the six new funds in February, we spent much of the balance of the year developing a tool that will allow you to actually "pinpoint" how the AARP Mutual Funds are performing compared to similar mutual funds, from a total return and risk management standpoint. This new performance measurement system is being introduced with this Report. We plan to communicate extensively about it in the future to help you to become more comfortable with the performance measurement system and to encourage you to use it. Please refer to the special section of this Report, which describes the system in more detail.

CALLOUT:

The six new AARP Mutual Funds, introduced in February 1997, have been well received by AARP member investors, having grown to more than 24,000 accounts with over $271 million in assets as of September 30, 1997.


     We were also pleased to announce that Scudder has reached an agreement to form an alliance with The Zurich Group. Scudder will represent Zurich's core investment management capability. Zurich, a 125-year-old financial services company, has a heritage of innovative and customized problem-solving that takes the form of a disciplined, conservative, and personal approach to risk management. This is a philosophy that mirrors Scudder's approach to asset management. As part of the new relationship, Scudder will be combined with Zurich Kemper Investments, Inc., an investment management company now owned by Zurich. The new company will be named Scudder Kemper Investments, Inc.

SIDEBAR TEXT:

New Web Site

The AARP Investment Program's Web site is located at:

     http://aarp.scudder.com.

This dynamic electronic connection to the Program provides visitors easy access to a broad range of information, including the AARP Mutual Funds performance, which is updated daily, and the complete prospectus.

Our Web site also offers News Stories featuring important information about the markets and investing. The Learning Center offers an investor education overview through Quick Concepts, and several investment guides, Planning for Retirement and Managing Your Money In Retirement. The Archives offers newsletter back issues, while the Resources for Investors offers a Glossary and Lists of Associations and Publications.

The Program's site allows you to communicate your questions and comments directly to us and to request informative how-to literature about investing, published by the AARP Investment Program from Scudder. Visit us often, as content is regularly updated.

SIDEBAR TEXT:

A Note About the Expense of
Publishing This Report

Some shareholders have appropriately asked about the expense of publishing this SEC-required Report. Our goal is to provide information about the performance of the Funds, current investment strategies, and details about the expenses of the Funds. We also review certain developments in the Program that you should be aware of as a shareholder.

Further, we go to great lengths to assure easy reading, utilizing larger typeface and the liberal use of white space. Our challenge is to accomplish all of this as cost-effectively as possible. So, for example, in addition to sending only one copy of the Annual Report to every shareholder's home, we use lower-quality, less-expensive paper.

We have also determined that our consolidated Report, featuring all 15 Funds, is a less expensive means of communicating Fund information to you than publishing and mailing individual Fund Reports, as do other mutual fund companies. This year's Report cost approximately 85 cents per copy to produce. This compares to the cost of last year's Report at 78 cents per copy. We are comfortable with this modest increase given the Report's expansion to include the six new AARP Mutual Funds.

Viewed from the standpoint of expense ratios, the total publication cost is approximately 1/24th of 1 basis point for the AARP family of fifteen mutual funds with average expenses of 95 basis points, which compares favorably to the Lipper average fund expenses of 135 basis points.*

If you require additional copies of the Report, please call 1-800-253-2277.

* Lipper Analytical Services, Inc. is the source for the average expenses of similar mutual funds.



     The Program's core commitment to risk managed investment performance and the delivery of the highest service levels will not change as a result of the alliance. In fact, we expect that this new alliance will offer significant benefits over time resulting from the Program's access to greater resources -- human and capital -- that will take the form of greater investment expertise and enhanced services.

     All of us at the AARP Investment Program from Scudder are excited about the future and about working with you to make informed investment decisions that lead to financial security and independence as you plan for and live in retirement. Please do not hesitate to contact us with any questions you may have at 1-800-253-2277.

Our best,

/s/Linda C. Coughlin    /s/Cornelia Small

Linda C. Coughlin       Cornelia Small
Chairperson             President and
                        Investment Director

Special Section:

Measuring the Performance of
The AARP Mutual Funds


     The past year has been an exciting one for the AARP Investment Program from Scudder, due in large part to the addition of six new funds to the family. Together, the 15 AARP Mutual Funds offer you a choice of uniquely managed investments, whose goal is to provide competitive returns but with less share price volatility than similar funds. The addition of the new funds offers you a significantly greater opportunity to be well diversified in keeping with your individual circumstances and investment objectives. The family of AARP Mutual Funds addresses four major investment needs: stability of principal, income, tax-free income, and growth.

CALLOUT:

We provide these market index comparisons in accordance with the Securities and Exchange Commission's (SEC) disclosure requirements. Under these requirements, all mutual funds (except money funds) are required to compare their performance over the past ten years (or life of the fund) to that of a broad-based securities market index.


     Assessing the risk and return potential of the vast array of mutual funds available today can be an overwhelming task. Measuring and evaluating the performance of the AARP Mutual Funds presents a further challenge for investors because of the emphasis our portfolio managers put on the active management of risk as they strive to produce competitive returns. As you read through the individual fund summaries that follow this section, you will note that all of the AARP Mutual Funds except the AARP Money Funds have been compared to market indices.

     The problem with these comparisons is that the performance of indices may vary significantly from the performance of actual mutual funds. The reason is that indices are unmanaged baskets of securities, and do not include the expenses of operating a fund, such as advisory fees and portfolio transaction costs. Due to these factors, even index funds such as the AARP U.S. Stock Index Fund tend to underperform the market indices. Indices, therefore, do not provide a complete picture. This is important to remember when comparing the performance of any mutual fund to the performance of a market index.

     With this in mind, we have devoted this special section to an explanation of a new performance measurement system. It is proving to be a valuable tool for those of us at Scudder and AARP who have responsibility for overseeing the performance of your funds. It can be helpful to you as well. Your understanding of the process will make it easier for you to select from the expanded choices of AARP Mutual Funds.

     Our plans are to continue to communicate with you about this new performance system to help you evaluate investment performance of the AARP Mutual Funds, not just as it relates to total return but also to the management of risk. Our goal has been to create an easy-to-understand approach that will permit you to fairly and objectively assess:

     o    the total return of the AARP Mutual Funds;

     o the downside risk of the AARP Mutual Funds, measured by the frequency and amount by which the total return fluctuates downward; and

     o the total return and downside risk of the AARP Mutual Funds relative to similar mutual funds.

Creating a Performance Measurement System:
Four Principles to Remember

     We have been guided by four principles that are important to remember as you familiarize yourself with the performance measurement system.

     1) A single performance measure does not necessarily tell the whole story -- particularly in the case of your AARP Mutual Funds, which put significant emphasis on the active management of risk. As you will see in the graphs provided later in this Report, we measure the performance of your Funds in terms of total return and downside risk.

     2) We measure downside risk because most investors view risk as related to the chances of a loss and the likely size of that loss. We have therefore chosen to track, measure, and evaluate the frequency and amount by which each fund's total return fluctuates downward -- absolutely and compared to groups of similar mutual funds.

     3) One-year performance is not a strong indicator because of its variability -- produced by frequent and large swings in the markets. Of greater significance, however, is the fact that most investors have an investment horizon of more than one year. Indeed, a recent study conducted by the Investment Company Institute (ICI) showed that only 4% of investors have a time horizon of less than one year, and that the median investment time horizon was eight years. We therefore focus our evaluation of performance over three-year time periods or more, although we monitor shorter-term performance to identify emerging trends affecting the longer-term performance of the AARP Mutual Funds.

     4) Benchmarks such as the S&P 500 and the various bond market indices may be of limited use in evaluating performance, as previously mentioned. Mutual fund investors like you care increasingly about how your funds are performing compared to similar mutual funds you could have purchased. We have therefore made a good faith effort to create peer universes of similar mutual funds against which you can assess risk and return for each of your AARP Mutual Funds. We have selected funds from the larger universe of funds tracked by Lipper Analytical Services, Inc. We included any fund with at least $100 million in assets, and with a three-year track record. The universes will be updated periodically as new funds meet the criteria.

Pinpointing the Tradeoff Between Risk and Return of the AARP Funds

     All of the AARP Mutual Funds with share price volatility (i.e., all except AARP Money Funds) that have been in existence for three years or more are represented on risk/return graphs in their individual sections of this Report. They are the:

 o  AARP GNMA and U.S. Treasury Fund        o  AARP Balanced Stock and Bond Fund
 o  AARP High Quality Bond Fund             o  AARP Growth and Income Fund
 o  AARP Insured Tax Free General Bond Fund o  AARP Capital Growth Fund

     The AARP Bond Fund for Income, AARP Global Growth Fund, AARP U.S. Stock Index Fund, AARP Small Company Stock Fund, AARP International Stock Fund, and the two AARP Managed Investment Portfolios have been in existence for less than three years. Therefore, we have not included them in this analysis. We will be providing their risk-managed performance information in upcoming AARP Investment Program communications.

How to Read the Performance Graphs

     First, and most important, be patient. While we are confident that the performance measurement system has great value in helping you to assess the investment performance of your Funds, it may take more than one review of the graphs for you to feel comfortable with them.

Here's how to read them:

     o The vertical (y) axis represents the percentage of average monthly return.

     o The horizontal (x) axis represents the combination of the frequency and amount by which monthly total return has fluctuated downward, expressed in percentage terms. Unlike total return, the lower the risk percentage, the better we are doing at controlling downside fluctuation of total return.

     o Two dotted lines divide the graph into four sections or quadrants. The point where the two dotted lines meet represents the median risk and median return of the peer universe of similar funds.

     Our goal is for the AARP Mutual Funds to perform in the upper-left quadrant. If that cannot be achieved (it is not possible all the time), then our goal is for the Funds to perform in the lower-left quadrant. This reflects the priority we put on the management of risk in response to your feedback. You have told us that the achievement of competitive returns is important, but that you do not necessarily expect your investments to achieve the highest total returns if we can provide less downside risk. You know that in general the achievement of the highest levels of return involves the acceptance of a potentially and perhaps uncomfortably high level of risk (funds in the upper and lower-right quadrants).

     The graph below pinpoints the performance of the AARP Growth and Income Fund in terms of average monthly return and average monthly downside risk for the three years ending September 30, 1997. The result is shown in relation to the the median performance of its peer universe of other growth and income funds. The Fund's total return was slightly better than the average of its peers as represented by its location slightly above the horizontal axis. The Fund is shown to the left of the vertical axis which means the frequency and magnitude with which the Fund's total return has declined is less during this period than the average of the peer mutual fund universe.



A DESCRIPTIVE DIAGRAM EXPLAINING THE REPORT'S SCATTER CHARTS APPEARS HERE

A fund in the upper-left quadrant has better-than-median return and lower-than-median risk as defined by the frequency of down months and amount by which total return declines in those months. Such a fund has better overall performance than the typical peer fund. This is the best combination of results -- less risk with more return.

A fund in the upper-right quadrant has better-than-median return but higher-than-median risk.

         AARP Growth and Income Fund Three-Year Risk/Return Performance

                      Average Monthly Return       Monthly Downside Risk
                      ----------------------       ---------------------

 AARP Growth and               2.00                         1.26
   Income Fund

 Peer Funds                    1.97                         1.52
  Average

(Data represented from October 1, 1994 through September 30, 1997 for 269 similar funds.)

A fund in the lower- left quadrant has lower-than-median return but lower-than- median risk.

A fund in the lower-right quadrant has lower- than-median returns and higher-than-median risk. Such a fund has worse overall performance than the typical peer fund. This is the worst combination of results -- more risk with less return.

Working with Us to Assess Fund Performance

     Your frank and honest views about your investment needs and performance expectations, especially as they relate to your willingness to trade off risk for return, have been invaluable in helping us to develop the new AARP Mutual Funds and to refine the investment goals and strategies of the existing AARP Mutual Funds. More recently your perspectives have greatly informed the development of a process by which we and you can measure performance of your funds. As we introduce and refine our new performance measurement system, we hope you will continue to provide us with your reactions, questions, and concerns.

     Most importantly, we encourage you to get comfortable with and use this tool. It will help you feel confident with the investment decisions you have made and continue to make as you plan for, and during, your all-important retirement years.

     If you have any questions about the Program's performance measurement system, this Annual Report in general, or on how to diversify your portfolio to achieve competitive returns and protection against the volatility of the financial markets, please do not hesitate to call one of our AARP Mutual Fund Representatives, toll free, at 1-800-253-2277, 8:00 a.m. to 8:00 p.m., eastern time. They can help you to evaluate, if not enhance, the appropriateness of your investment portfolio based on your risk tolerance, time horizon, and specific investment objectives -- whether or not your portfolio includes AARP Mutual Funds.

     Remember, we are here to help.

A Message from the Portfolio Managers

     On the following pages you will find our reviews of the investment performance of the individual AARP Mutual Funds for the period October 1, 1996 to September 30, 1997.

     The year has been exciting, challenging and rewarding, as we have worked to:

     o integrate the six new AARP Mutual Funds into the family consistent with our unique mandate to provide competitive returns but with less downside share price volatility than similar funds;

     o deliver on this commitment during a period of considerable market volatility; and

     o develop an easy-to-understand approach that will help you evaluate the investment performance of your funds -- not just as it relates to total return, but also to the management of risk.

CALLOUT:

Current performance information for all of your Funds is available through the Easy Access Line at 1-800-631-4636 or by calling a Mutual Fund Representative at 1-800-253-2277.

     The summaries of most funds include the one-, five-, and ten-year total return or, as in the case of those funds with less than ten years, life of fund total return. Remember that one-year returns can be extremely high or low due to market conditions, therefore it is important to evaluate twelve-month returns in relation to five-year and ten-year returns. You will see that where appropriate, a one-year total return is expressed in terms of its two components: distributed income, which includes reinvested dividends; and capital change, defined as the change in the price per share and includes reinvested capital gains distributions.

     Finally, we have worked to strengthen the quality of our individual portfolio reviews with the inclusion of more relevant information about the:

     o performance of the funds over longer periods of time compared to various market indices, and

     o risk-managed performance of your funds compared to similar mutual funds. If you have not done so already, read more about our new performance measurement system in the Special Section that begins on page 6.

     We hope this information helps you to make informed investment decisions and that you feel confident and comfortable in the process.


SIDE BAR TEXT:

The AARP Mutual Fund family was recently awarded a Five-Star Rating from Mutual Funds Magazine,* based on its independent evaluations of 210 fund families' risk-adjusted returns over the last two to ten years. Family ratings are on a Five-Star to One-Star scale, where the top fifth of all families receive five stars; the next fifth, four-stars; the middle fifth, three stars; the next-to-lowest fifth, two stars, and the bottom fifth, just one star.

*1997 edition of Mutual Funds Magazine

Six of the AARP Mutual Funds are rated by Morningstar* and received the following 3-year ratings as of 9/30/97.

   AARP Growth and Income Fund  4 Star

   AARP GNMA and
     U.S. Treasury Fund         4 Star

   AARP Balanced Stock and
     Bond Fund                  4 Star

   AARP Capital Growth Fund     4 Star

   AARP High Quality Bond Fund  3 Star

   AARP Insured Tax Free
      General Bond Fund         3 Star


   * Morningstar proprietary rankings reflect historical risk-adjusted performance and are calculated as of 9/30/97. 2143, 1187, and 638 Equity Funds, 1309, 713 and 301 Taxable Bond Funds and 1374, 668, and 326 Municipal Bond Funds were rated for the 3-, 5-, and 10-year periods, respectively. The ratings are subject to change each month. Morningstar ratings are calculated from the Funds' 3-, 5-, and 10-year average annualized total returns in excess of 90-day T-Bill returns, with appropriate adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The Funds' 3-, 5-, and 10-year ratings are 5, 5, and 4 Stars, respectively. Those funds receiving 5 Stars are in the top 10% of their investment category, while the top 22.5% of funds that Morningstar evaluates receive 4 Stars, and 35% of the funds receive 3 Stars. Past performance is not a guarantee of future results.

     AARP HIGH QUALITY MONEY FUND
     ----------------------------

FUND OVERVIEW

The AARP High Quality Money Fund is designed to maintain stability and safety of your principal while providing current income. The Fund has quality standards high enough to have secured an AAAm rating from Standard & Poor's Corp.,* a leading national independent rating firm. The Fund seeks to maintain a $1.00 share price, although there may be circumstances under which this goal cannot be achieved. It is important to note that, unlike bank savings accounts, the Fund is not insured or guaranteed by the U.S. government and the yield of the Fund will fluctuate.

FOR WHOM THE
FUND IS DESIGNED

The Fund may be appropriate for investors who have short-term needs or those who do not want the risks associated with investing in stocks or bonds. These investors include those requiring current income for day-to-day expenses, immediate access to their assets through free checkwriting, and investment diversification with a degree of safety and stability; and those seeking a short-term investment prior to making long-term investment choices.

PORTFOLIO
MANAGEMENT TEAM

David Wines
  Lead Portfolio Manager

K. Sue Cote

Debra A. Hanson
  Portfolio Managers

----------
* The rating for the Fund is historical and is based on an analysis of the portfolio's credit quality, market price exposure, and management.


THE FUND'S INVESTMENT STRATEGY

     As with most money funds, the performance of the AARP High Quality Money Fund mirrored the movement of short-term interest rates during the period covered by this Report. Short-term interest rates, as measured by the three-month U.S. Treasury Bill, declined from 5.01% on September 30, 1996 to 4.95% on September 30, 1997. In this environment, our aim was to keep a long average maturity in the Fund. We were able to provide you with a competitive yield compared to other money funds by lengthening its average maturity from 46 days on September 30, 1996 to 55 days on September 30, 1997.

     In keeping with your Fund's objective, all securities we bought over the past 12 months were rated within the two highest quality rating categories of one or more rating agencies such as Moody's Investors Service, Inc., Standard & Poor's Corporation, and Fitch Investors Service, Inc. In addition, we complied with the guidelines established by S&P, which are more stringent than the guidelines most money funds utilize. This enabled us to retain our AAAm rating from S&P, the highest rating available.

     Since we do not anticipate interest rates rising significantly over the next several months, we expect your Fund's average maturity to remain within the 45- to 55-day range. If interest rates rise, we will shorten its average maturity by purchasing shorter-maturity securities. We believe our overall strategy will provide competitive income while maintaining stability and liquidity.

                              PORTFOLIO STATISTICS
                              --------------------

            Number of Issues                          32

            7-Day Current Yield                    4.64%

            Average Maturity                     55 days

            Average Quality                         AAAm


                                PORTFOLIO RETURNS
                                -----------------

            One-Year Cumulative
            Total Return                           4.72%

            Five-Year Average
            Annualized Total Return                3.85%

            Ten-Year Average
            Annualized Total Return                5.15%

            Five-Year Cumulative
            Total Return                          20.82%

            Ten-Year Cumulative
            Total Return                          65.27%

     AARP HIGH QUALITY TAX FREE MONEY FUND
     -------------------------------------

FUND OVERVIEW

The AARP High Quality Tax Free Money Fund is designed to offer you stability and safety of principal, along with current income free from federal income taxes.^1 The quality of the Fund is high enough to have secured an AAAm rating from Standard & Poor's (S&P).^2 The AARP High Quality Tax Free Money Fund is designed to maintain a $1.00 share price, although there may be circumstances under which this goal cannot be achieved. It is important to note that, unlike bank savings accounts, the Fund is not insured or guaranteed by the U.S. government, and yield will fluctuate.

FOR WHOM THE
FUND IS DESIGNED

This Fund may be appropriate for investors in high tax brackets or those who do not want the risks associated with investing in stocks or bonds. These investors include those seeking money market income to meet regular day-to-day expenses, those needing immediate access to their assets through free checkwriting, those creating a diversified portfolio who want a portion of their assets in an investment designed to offer stability, and those seeking a short-term investment prior to making long-term investment choices.

PORTFOLIO
MANAGEMENT TEAM

K. Sue Cote
  Lead Portfolio Manager

Donald C. Carleton

Rebecca L. Wilson
  Portfolio Managers

----------
^1 It is the policy of the Fund not to invest in taxable issues. However, the Fund's income may be subject to state and local taxes. Capital gains may be subject to taxes as well.

^2 The rating for the Fund is historical and is based on an analysis of the portfolio's credit quality, market price exposure, and management.

THE FUND'S INVESTMENT STRATEGY

         As short-term interest rates in general declined over the period covered by this Report, our aim was to purchase securities with a one-year maturity. Recently, securities with a one-year maturity have provided above-average value. We combined these purchases with short variable rate notes to create what we think is the best mix of yield and stability. As of September 30, 1997, the average maturity of your Fund was 51 days, which is longer than the 49-day average maturity of the Fund back on September 30, 1996. Standard & Poor's Corp. limits the average maturity of all its AAA-rated money funds to 60 days.

         As always, all securities we bought over the past 12 months were rated within the two highest quality ratings of at least one of the three leading national independent rating firms: Fitch Investors Service, Inc., Moody's Investors Service, Inc., or S&P. The AARP High Quality Tax Free Money Fund is rated AAAm by S&P, their highest rating. As a result, there are particular guidelines with which we must comply in order to maintain our AAAm rating. In addition, within the universe of securities that fit the S&P criteria, Scudder credit analysts approve only a small percentage. Therefore, the number of securities that we have to choose from is much smaller and in most cases of better quality than other tax-free money funds.

         We do not expect short-term interest rates to rise dramatically over the next few months. Therefore, we intend to maintain a slightly above-average maturity of the Fund. By doing so, we hope to provide you with price stability and competitive tax-free income.

                              PORTFOLIO STATISTICS
                              --------------------

            Number of Issues                          54

            7-Day Current Yield                    3.16%

            Average Maturity                     51 Days

            Average Quality                         AAAm


                                PORTFOLIO RETURNS
                                -----------------

            One-Year Cumulative
            Total Return                           2.80%

            Five-Year Average
            Annualized Total Return                2.39%

            Ten-Year Average
            Annualized Total Return                3.81%

            Five-Year Cumulative
            Total Return                          12.55%

            Ten-Year Cumulative
            Total Return                          45.40%

     AARP GNMA AND U.S. TREASURY FUND
     --------------------------------

FUND OVERVIEW

The AARP GNMA and U.S. Treasury Fund seeks to produce a high level of current income from a conservatively managed government fixed-income portfolio. Although your principal is not guaranteed as it is with an insured fixed-rate certificate of deposit (CD) or savings account, the Fund is managed to have less share price volatility than other GNMA funds. While the securities in the Fund are guaranteed as to the timely payment of principal and interest, the guarantee is not related to the Fund's yield or share price, both of which will fluctuate daily.


PORTFOLIO
MANAGEMENT TEAM

Thomas M. Poor
  Lead Portfolio Manager

Mark S. Boyadjian

Scott E. Dolan

David H. Glen
  Portfolio Managers


       Total Return
       ------------
        CUMULATIVE

           FUND     INDEX+
-------------------------

1 yr.      8.49%    10.27%

5 yr.     30.26%    40.24%

10 yr.   116.18%   155.38%


        AVERAGE ANNUAL

           FUND     INDEX+
 -------------------------

  1 yr.    8.49%    10.27%

  5 yr.    5.43%     6.99%

  10 yr.   8.01%     9.82%


HOW THE FUND HAS PERFORMED

     The AARP GNMA and U.S. Treasury Fund provided a 6.35% 30-day SEC yield as of September 30, 1997. The Fund was actively managed to protect you from some of the share price volatility caused by rising interest rates early in the year. However, during times of declining interest rates such as that of more recent months, your Fund will often lag behind other GNMA funds and its comparative index due to its U.S. Treasury holdings. The Annual Investment Returns chart below shows that the AARP GNMA and U.S. Treasury Fund's one-year total return of 8.49% (representing 6.81% in distribution of income and 1.68% in capital change) underperformed the unmanaged Lehman Brothers Mortgage GNMA Index of 10.27%. It is important to remember that the index return does not reflect investment in cash or short-term Treasury securities like those held in the Fund; nor does the index reflect the impact of servicing, investment management, or administrative expenses that a mutual fund incurs. The Fund's underperformance was due in part to its holdings of investments in lower yielding U.S. Treasuries and other short-term instruments in keeping with its discipline to reduce share price volatility. Secondly, mortgages as a class performed exceptionally well over the past several months. Therefore, comparable funds that were almost entirely invested in mortgages performed better than the AARP GNMA and U.S. Treasury Fund.

     Twelve-month returns for the Fund will vary. By maintaining a long-term focus and staying invested through periods of rising and declining interest rates, you have the opportunity to earn high monthly income. The graph above right shows how $10,000 invested in the Fund on September 30, 1987 would have grown by September 30, 1997, assuming all distributions were reinvested.

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:      Yearly Periods ended September 30

CHART DATA:

                AARP GNMA and U.S.        Lehman Brothers
                 Treasury Fund         Mortgage GNMA Index^+
                 -------------         ---------------------

          1987      $10000                  $10000

          1988       11107                   11506

          1989       12014                   12807

          1990       13079                   14016

          1991       14925                   16343

          1992       16595                   18210

          1993       17572                   19411

          1994       17238                   19176

          1995       19016                   21873

          1996       19926                   23159

          1997       21618                   25538


BAR CHART TITLE:  ANNUAL INVESTMENT RETURNS

CHART PERIOD:   Yearly Periods ended September 30
                        (Total Return %)

CHART DATA:
               AARP GNMA and U.S.        Lehman Brothers
                 Treasury Fund         Mortgage GNMA Index^+
                 -------------         --------------------

          1993       5.89%                    6.59%

          1994       -1.9                    -1.22

          1995      10.31                    14.07

          1996       4.79                     5.88

          1997       8.49                    10.27


----------
^+ The unmanaged Lehman Brothers Mortgage GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of GNMA. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

THE FUND'S INVESTMENT STRATEGY

     In keeping with our strategy to produce monthly income from a conservatively managed government portfolio, we used shorter term U.S. Treasury securities (20% of the portfolio as of September 30, 1997) to reduce share price volatility while using high-yielding GNMA securities (76% as of September 30, 1997) for income. We increased our position in GNMA securities to approximately 76% as of September 30, 1997 from 66% on September 30, 1996 for two reasons: we believed that mortgages were an attractive category relative to Treasuries and we didn't anticipate a major rise in interest rates. Within the GNMA universe, we invested across a variety of maturities with interest rate coupons ranging from 6.5% to 16%. To dampen the share price volatility during this period, the remainder of the portfolio was invested in shorter term U.S. Treasury obligations and cash equivalents with maturities of three years or less.

CALLOUT:

This is a unique Fund because it is designed for older Americans who seek more income from conservative investments. The Fund generally has at least 20% of its assets in securities such as short-term Treasuries, to cushion it from too much share price fluctuation.

     We believe that the current blend of GNMA securities will continue to provide a competitive stream of income, while the shorter term Treasury securities and cash equivalents will continue to help dampen share price volatility.

     The following graph shows your Fund's monthly downside risk and average monthly return for the last three years compared to its peer group. The dotted lines divide the graph into four sections or quadrants. The point where they intersect represents the median risk and the median return for the peer group of funds. Our goal is for this Fund to place in the upper-left quadrant, otherwise the lower-left quadrant. See page 6 for a complete description of our performance measurement system.

A SCATTER CHART APPEARS HERE

SCATTER CHART TITLE:

      AARP GNMA and U.S. Treasury Fund Three-Year Risk/Return Performance


                          Average Monthly Return       Monthly Downside Risk
                          ----------------------       ---------------------

      AARP GNMA and U.S.
      Treasury Fund                .63%                         .21%

      Peer Funds
      Average                      .72%                         .35%

(Data represented from October 1994 through September 1997 for 20 similar funds.)

Your Fund is located in the lower-left quadrant. Its return was slightly less than the median return of its Lipper* GNMA fund peer group. However, it had the second lowest risk in the universe of 20 similar mutual funds.

----------
*Lipper Analytical Services, Inc. is the source for the peer group information.




FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for conservative investors who want relatively high current income but some protection from bond market fluctuation. As an investor, you should be investing for the longer term (three years or more) and be comfortable with fluctuation in the value of your principal and yield.


                            PORTFOLIO DIVERSIFICATION
                            -------------------------
                            As of September 30, 1997

                          Government National
                             Mortgage Association     76%
                          U.S. Treasury Obligations   20%
                          Cash Equivalents             4%
                                                     ----
                                                     100%
                                                     ====

                              PORTFOLIO STATISTICS
                              --------------------

                        Number of Issues              2112
                        30-Day Yield                 6.35%
                        Average Coupon               7.44%
                        Yield to Maturity            6.60%
                        Average Maturity        5.33 Years
                        Average Duration        2.59 Years
                        Average Quality                AAA

     AARP HIGH QUALITY BOND FUND
     ---------------------------

FUND OVERVIEW

To help achieve a high level of income compared to similar bond funds, the AARP High Quality Bond Fund invests in a range of investment-grade bonds. The Fund maintains quality standards that are among the highest of any general bond fund currently available, with at least 65% of the Fund's assets invested in securities rated in the two highest rating categories by Moody's and Standard & Poor's. The Fund may also invest up to 20% of its assets in bonds rated Baa by Moody's or rated BBB by S&P. The Fund is also managed to have less share price volatility than other high quality bond funds.


PORTFOLIO
MANAGEMENT TEAM

William M. Hutchinson
  Lead Portfolio Manager

Scott E. Dolan

David H. Glen
  Portfolio Managers



       Total Return
       ------------
        CUMULATIVE

          FUND     INDEX^+
-------------------------
 1 yr.    8.15%     9.73%

 5 yr.   35.05%    39.70%

 10 yr.  126.98%  147.26%


       AVERAGE ANNUAL

          FUND     INDEX^+
-------------------------
 1 yr.    8.15%     9.73%

 5 yr.    6.19%     6.91%

 10 yr.   8.54%     9.47%


HOW THE FUND HAS PERFORMED

         The AARP High Quality Bond Fund's one-year total return of 8.15% (representing 6.13% in distribution of income and 2.02% in capital change) underperformed the unmanaged Lehman Brothers Aggregate Bond Index of 9.73%. Because your Fund attempts to reduce share price volatility, it will often underperform the index when long-term interest rates decline, as they have over much of the period covered by this Report. Long-term interest rates, as measured by the 30-year Treasury Bond, declined from 6.92% to 6.39% for the same period. It is important to remember that the index return does not reflect investment in cash or short-term securities like those held in the Fund; nor does the index reflect the impact of servicing, investment management, or administrative expenses that a mutual fund incurs.

         The Fund's return will vary from year to year, however, by maintaining a long-term focus and staying invested through periods of rising and declining interest rates, you increase the chances of achieving your long-term objective. The graph to the right shows how $10,000 invested in the Fund on September 30, 1987 would have grown as of September 30, 1997, assuming all distributions were reinvested.

THE FUND'S INVESTMENT STRATEGY

         Over the past 12 months we focused our efforts on implementing our diversification strategy by investing across a range of maturities, quality ratings, and industries. Your Fund continued to be well diversified in high-quality securities. As of September 30, 1997, 66% of the portfolio was invested in government, AAA-rated, or AA-rated securities; 12% of the Fund was invested in A-rated bonds; 16% was invested

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Yearly Periods ended September 30

CHART DATA:

                              AARP High Quality   Lehman Brothers
                                  Bond Fund      Aggregate Bond Index^+
                                  ---------      ---------------------

                    1987           $10000             $10000

                    1988            11238              11330

                    1989            12404              12606

                    1990            13051              13556

                    1991            15066              15724

                    1992            16807              17699

                    1993            18804              19464

                    1994            17761              18835

                    1995            20066              21485

                    1996            20988              22533

                    1997            22698              24726

BAR CHART TITLE:  ANNUAL INVESTMENT RETURNS

CHART PERIOD:  Yearly Periods ended September 30
                        Total Return %

CHART DATA:

                 AARP High Quality         Lehman Brothers
                     Bond Fund         Aggregate Bond Index^+
                     ---------         ---------------------

        1993            11.88%                9.98%

        1994            -5.54                -3.22

        1995            12.98                14.06

        1996             4.59                 4.90

        1997             8.15                 9.73


----------
^+ The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

in BBB securities; and 6% was invested in cash equivalents. We favored attractively priced mortgage-backed securities, with an allocation of approximately 25% of the portfolio's assets, because of their high quality and income potential. We also continued to invest in a broad range of corporate securities such as those in financial, transportation, and consumer staples companies. Utilizing an investment provision implemented in February of this year, we invested 16% of the portfolio assets in BBB-rated securities. This helped provide you with a 30-day SEC yield of 5.83% as of September 30, 1997.

         Overall, we maintained a barbell maturity strategy with 18% of the portfolio invested in securities that mature in under one year and 24% of the portfolio invested in securities maturing in more than ten years.


CALLOUT:

The Fund attempts to reduce share price fluctuation by investing in a variety of different economic sectors.


         The following graph shows the Fund's monthly downside risk and average monthly return for the last three years compared to its peer group. The dotted lines divide the graph into four sections or quadrants. The point where they intersect represents the median risk and the median return for the peer group of funds. Our goal is for this Fund to place in the upper-left quadrant, otherwise in the lower-left quadrant. See the special section on page 6 for a complete description of our performance measurement system.

      A SCATTER CHART APPEARS HERE

      SCATTER CHART TITLE:
         AARP High Quality Bond Fund Three-Year Risk/Return Performance

      SCATTER CHART TITLE:

                       Average Monthly Return       Monthly Downside Risk
                       ----------------------       ---------------------

 AARP High Quality             0.68%                        0.46%
 Bond Fund

 Peer Funds                    0.76%                        0.53%
 Average




(Data represented from October 1994 through September 1997 for 44 similar funds.)

Your Fund is located in the lower-left quadrant. Its return was slightly less than the median return of its Lipper* "Corporate Rated A" fund peer group. However, it had the 12th lowest risk in this universe of 44 similar mutual funds.

----------
* Lipper Analytical Services, Inc. is the source for the peer group information.


FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors who want competitive returns from a portfolio of high credit quality. Investors should be seeking to invest for the longer term (at least three years or more) and be comfortable with fluctuation in the value of their principal and yield.

                            PORTFOLIO DIVERSIFICATION
                            -------------------------
                            As of September 30, 1997

                      Corporate Bonds                 33%
                      U.S. Treasury Obligation        21%
                      Government National
                        Mortgage Association          14%
                      Asset Backed                    13%
                      U.S. Government Agency
                        Pass-Throughs                 11%
                      Cash Equivalents                 6%
                      Foreign Bonds--U.S. $
                        Denominated                    2%
                                                     ----
                                                     100%
                                                     ====


                              PORTFOLIO STATISTICS
                              --------------------

                Number of Issues                          52
                30-Day SEC Yield                       5.83%
                Average Coupon                         7.19%
                Yield to Maturity                      5.31%
                Average Maturity                  9.08 Years
                Average Duration                  4.35 Years
                Average Quality                           AA

     AARP INSURED TAX FREE GENERAL BOND FUND
     ---------------------------------------

FUND OVERVIEW

The AARP Insured Tax Free General Bond Fund seeks to pay high monthly income that is free from federal income taxes.* The Fund invests in a portfolio consisting primarily of high-grade municipal securities that are insured against default. This insurance does not apply to the value of your shares or the yield of the Fund, both of which will fluctuate daily. The Fund is also managed to have less share price volatility than other tax-free bond funds.


PORTFOLIO
MANAGEMENT TEAM

Donald C. Carleton
  Lead Portfolio Manager

Philip G. Condon
  Portfolio Manager


       Total Return
       ------------
        CUMULATIVE

          FUND     INDEX+
-------------------------

 1 yr.    8.57%     9.04%

 5 yr.   38.36%    41.40%

 10 yr. 130.07%   131.82%


        AVERAGE ANNUAL

          FUND     INDEX+
-------------------------

 1 yr.    8.57%     9.04%

 5 yr.    6.71%     7.17%

 10 yr.   8.69%     8.76%


----------
* It is the policy of the Fund not to invest in taxable issues. However, the Fund's income may be subject to state and local taxes. Gains on sales of Fund shares and distributions of capital gains generally will be subject to federal, state, and local taxes.

HOW THE FUND HAS PERFORMED

     The AARP Insured Tax Free General Bond Fund provided you with a competitive return and high, tax-exempt income over the past 12 months. Your Fund's one-year total return was 8.57% (representing 5.15% in income distributions and 3.42% in capital change); its 30-day SEC yield as of September 30, 1997 was 4.31%. This is a taxable equivalent yield of 7.14% for shareholders in the 39.6% tax bracket.

     The AARP Insured Tax Free General Bond Fund's one-year return underperformed the unmanaged Lehman Brothers Municipal Bond Index's return of 9.04%. It is important to note that due to the Fund's investment strategy to moderate share price volatility, the Fund will often underperform versus similar funds and the index. Also, the index return does not reflect investment in cash or the deduction of any servicing, investment management, or administrative expenses as a mutual fund does.

     By maintaining a long-term focus and staying invested through strong and weak markets, your investment has the opportunity to grow over time. The graph to the right shows how $10,000 invested in the Fund on September 30, 1987 would have grown by September 30, 1997, assuming all distributions were reinvested.

THE FUND'S INVESTMENT STRATEGY

     In keeping with your Fund's objective to reduce share price volatility, purchasing bonds with call protection remained a fundamental part of the Fund's investment strategy over the past 12 months. Generally, a bond is called by the issuer so that it can be refinanced at a lower interest

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Yearly Periods ended September 30

HART DATA:
                     AARP Insured Tax Free        Lehman Brothers
                      General Bond Fund         Municipal Bond Index^+
                      -----------------         ---------------------

             1987         10000                        10000

             1988         11439                        11296

             1989         12658                        12277

             1990         13276                        13113

             1991         15115                        14842

             1992         16628                        16395

             1993         19009                        18484

             1994         18158                        18033

             1995         20012                        20051

             1996         21190                        21260

             1997         23007                        23182


BAR CHART TITLE:  ANNUAL INVESTMENT RETURNS

CHART PERIOD:  Yearly Periods ended September 30
                        Total Return %

CHART DATA:

                          AARP Insured Tax Free         Lehman Brothers
                            General Bond Fund        Municipal Bond Index^+
                            -----------------        ---------------------

                 1993              14.31%                   12.74%

                 1994              -4.47                    -2.44

                 1995              10.21                    11.18

                 1996               5.88                     6.04

                 1997               8.57                     9.04



----------
^+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds with a maturity of at least two years. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

rate. Our call-protection strategy provided a more reliable income stream than would have existed if the Fund held a significant amount of bonds that could be called in by the issuer before their stated maturity. As of September 30, 1997, 85% of the portfolio was invested in non-callable bonds.

CALLOUT:

Investing in securities of varying maturities helps reduce the share price volatility of this Fund.

     The maturity structure of the portfolio was not significantly altered during the past twelve months. We still prefer bonds from the 5- to 15-year range of the market, which accounted for approximately 69% of the Fund's assets as of September 30, 1997. The remaining 31% of the portfolio was divided equally between short-term securities and bonds maturing in more than 15 years.

     In addition, as of September 30, 1997, 95% of the portfolio was invested in insured securities (or securities with escrowed U.S. Treasuries which provide the backing of the U.S. government). Remember that this insurance protects the bond from default but does not apply to the value of your shares or to the yield of the Fund, both of which will fluctuate daily.

     We believe that our strategy of maintaining a moderate duration (see Glossary on page 160 for a definition of the word "duration"), presently of 7.39 years, will continue to serve you well. We seek to provide you with high income free from federal income taxes and to keep your Fund's share price more stable than that of a long-term municipal bond fund.

     The following graph shows your Fund's monthly downside risk and average monthly return performance for the last three years compared to its peer group. The dotted lines divide the graph into four sections or quadrants. The point where they intersect represents the median risk and the median return for the peer group of funds. Our goal is for this Fund to place in the upper-left quadrant, otherwise the lower- left quadrant.

      A SCATTER CHART APPEARS HERE

      SCATTER CHART TITLE:

   AARP Insured Tax Free General Bond Fund Three-Year Risk/Return Performance

      SCATTER CHART DATA:

                      Average Monthly Return       Monthly Downside Risk
                      ----------------------       ---------------------

 AARP Tax Free                 0.66%                        0.68%
 General Bond Fund

 Peer Funds                    0.65%                        0.78%
 Average


(Data represented from October 1994 through September 1997 for 16 similar funds.)

Your Fund is located at the intersection of the upper- and lower-left quadrants. Its return was the same as the median return of its Lipper* Insured Muni Bond fund peer group. The Fund had the third lowest risk in this universe of 16 similar mutual funds.

----------
* Lipper Analytical Services, Inc. is the source for the peer group information.



FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors in higher tax brackets who want income that is free from federal income taxes. Investors should be seeking to invest for the long term (at least three years or more) and be comfortable with fluctuation in the value of their principal and yield.


                            MUNICIPAL BOND EFFECTIVE
                              MATURITIES ALLOCATION
                              ---------------------
                            As of September 30, 1997

                       Less than 1 year             3%
                       1 to less than 5 years      11%
                       5 to less than 10 years     28%
                       10 to less than 15 years    41%
                       Greater than 15 years       17%
                                                  ----
                                                  100%
                                                  ====


                              PORTFOLIO STATISTICS
                              --------------------

                   Number of Issues                     368
                   30-Day SEC Yield                   4.31%
                   Average Coupon                     4.79%
                   Average Maturity              10.8 Years
                   Effective Duration            7.39 Years
                   Average Quality                      AAA

     AARP BOND FUND FOR INCOME
     -------------------------

FUND OVERVIEW

The AARP Bond Fund for Income is designed to provide the highest level of monthly income of any AARP Fund by investing primarily in investment- grade bonds. The Fund can invest up to 35% in below-investment-grade bonds (at least 25% of which must be BB or Ba and no more than 10% of which may be B). The AARP Bond Fund for Income is also managed to have less share price volatility than other investment-grade long-term bond funds.


PORTFOLIO
MANAGEMENT TEAM

William M. Hutchinson
  Lead Portfolio Manager

Kelly D. Babson

David H. Glen
  Portfolio Managers


       Total Return
       ------------
        CUMULATIVE

          FUND     INDEX^+
-------------------------
 Life of
 Fund*    6.06%     6.21%


HOW THE FUND HAS PERFORMED

     The AARP Bond Fund for Income has performed close to its index since it was introduced on February 1, 1997. For the life of the Fund (February 1, 1997 through September 30, 1997), the total return of 6.06% (not annualized) slightly underperformed the Lehman Brothers Aggregate Bond Index's return of 6.21% for the same period. It is important to note that due to the Fund's investment strategy to moderate share price volatility, the Fund will often underperform versus similar funds and the index. Also, the index return does not reflect investment in cash or the deduction of any servicing, investment management, or administrative expenses that a mutual fund has.

CALLOUT:

In pursuit of the highest level of income of any AARP Mutual Fund, the Fund has the flexibility to invest in a full array of maturities and credit quality.


THE FUND'S INVESTMENT STRATEGY

     Your Fund must invest at least 65% of its assets in investment-grade bonds. The Fund also invests a portion of its assets in lower-grade bonds. Our investment orientation is towards the "upper end" -- or high-quality end -- of the low-grade market, primarily BB-quality securities. We anticipate that investing in these lower-grade securities will produce a higher yield and more share price appreciation than the other income funds offered by the Program, although the investment risk is somewhat higher. As of September 30, 1997, 78% was invested in investment-grade bonds of BBB or higher, 14% in BB bonds, and 8% in B bonds.

     We also chose to keep the Fund richly diversified, utilizing a full array of maturities and


LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Monthly Periods from February 1, 1997*
                       to September 30, 1997

CHART DATA:
                    AARP Bond Fund          Lehman Brothers
                      for Income         Aggregate Bond Index^+
                    --------------       ---------------------

         2/1/97            10000                     10000

                           10039                     10025

         3/31/97            9921                      9914

                           10004                     10062

                           10139                     10158

         6/30/97           10266                     10279

                           10567                     10556

                           10457                     10467

         9/30/97           10606                     10621



BAR CHART TITLE:  ANNUAL INVESTMENT RETURNS

CHART PERIOD:  Period ended September 30
                     Total Return %

CHART DATA:
                    AARP Bond Fund          Lehman Brothers
                      for Income         Aggregate Bond Index^+
                    --------------       ---------------------

          2/1/97* -       6.06%                   6.21%
          9/30/97

----------
^+ The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends.
   Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The Fund commenced operations on February 1, 1997.

credit quality. As of September 30, 1997, 53% of the portfolio was invested in the corporate sector, 6% in mortgage-backed securities, 9% in asset-backed securities, and 32% in cash and U.S. government securities (due to the large inflow of cash into this new fund). In the corporate sector, we were invested 32% in industrials, 16% in financials, and 5% in utilities. We also maintained a barbell strategy where 29% of the portfolio is invested in bonds maturing in ten years or more and 30% is invested in bonds maturing in under one year.

     We will continue to manage the AARP Bond Fund for Income for higher yields than other AARP Income Funds, but to have less downside share price volatility than other investment-grade bond funds. In turn, it is important to remember that this Fund will likely experience more volatility than the AARP GNMA and U.S. Treasury Fund or the AARP High Quality Bond Fund. Investors in this Fund must therefore be in a position to tolerate greater risk to the value of their investment for the potential of greater returns over the long term.

FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors who seek high monthly income from a diversified portfolio of largely investment-grade bonds, but who are willing to accept the additional risk of a portfolio with some investment in lower-quality bonds. Investors should be prepared to invest for the long term (at least three years or more) and be comfortable with fluctuation in the value of their principal. The AARP Bond Fund for Income could serve as a core bond investment in most investors' portfolios because it offers the potential for high yields, competitive total returns, and less share price fluctuation than other investment-grade bond funds.


                              PORTFOLIO ALLOCATION
                              --------------------
                            As of September 30, 1997

                        Corporate Bonds             50%
                        Cash Equivalents            31%
                        Asset-Backed Securities      9%
                        Government National
                          Mortgage Association       4%
                        Foreign Bonds -- U.S. $
                          Denominated                3%
                        U.S. Government Agency
                          Pass-Throughs              2%
                        U.S. Treasury Obligations    1%
                                                   ----
                                                   100%
                                                   ====


                              PORTFOLIO STATISTICS
                              --------------------

                   Number of Issues                      67
                   30-Day SEC Yield                   6.92%
                   Average Coupon                     7.85%
                   Yield to Maturity                  5.05%
                   Average Maturity              9.85 Years
                   Average Duration              4.96 Years
                   Average Quality                        A

     AARP BALANCED STOCK AND BOND FUND
     ---------------------------------


FUND OVERVIEW

By investing in a combination of stocks, bonds, and cash reserves, the AARP Balanced Stock and Bond Fund seeks to offer you long-term growth of capital and quarterly income. The Fund attempts to keep the value of its shares more stable than other balanced funds. The Fund is also managed to have less share price volatility than other balanced funds.


PORTFOLIO
MANAGEMENT TEAM

Robert T. Hoffman
  Lead Portfolio Manager

William M. Hutchinson

Benjamin W. Thorndike
  Portfolio Managers


       Total Return
       ------------
        CUMULATIVE

                   BLENDED
          FUND     INDEX+
-------------------------
  1 yr.    27.34%   23.96%

 Life of
 Fund*     66.87%   64.21%

        AVERAGE ANNUAL

                   BLENDED
          FUND     INDEX+
-------------------------
 1 yr.     27.34%   23.96%

 Life of
 Fund*     15.00%   14.49%

HOW THE FUND HAS PERFORMED

     The AARP Balanced Stock and Bond Fund's one-year total return of 27.34% (representing 4.57% in income distributions and 22.77% in capital change) outperformed the blended index's return of 23.96%. The blended index is made up of the unmanaged Standard & Poor's Composite Index of 500 Stocks (50%), the unmanaged Lehman Brothers Aggregate Bond Index (40%), and the three-month Treasury Bill Index (10%). (Please note that the Fund was introduced on February 1, 1994; therefore, five-year and ten-year data are not available.)

     By maintaining a long-term focus and staying invested through good and bad times, your investment has the opportunity to grow significantly over time. The graph to the right shows how a $10,000 investment in the Fund would have grown if you invested in the Fund on February 1, 1994, assuming all distributions were reinvested.

THE FUND'S INVESTMENT STRATEGY

     In general, the stock portion of your Fund (representing 61% of the portfolio as of September 30, 1997) uses an approach similar to the AARP Growth and Income Fund. We invest in stocks that are believed to have favorable long-term capital appreciation outlooks and above-average dividend yields. Since the stock portion of the Fund is managed by the same team and with the same strategy as the AARP Growth and Income Fund, please refer to the AARP Growth

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Semiannual Periods from February 1, 1994*
                        to September 30, 1997

CHART DATA:

               AARP Balanced   Standard & Poor's   Lehman Brothers
              Stock and Bond   500 Stock Price     Aggregate Bond      Blended
                  Fund              Index               Index            Index^+
                  ----              -----               -----            -----

2/94*           $10000             $10000              $10000           $10000

3/94             10154               9305                9583             9490

9/94             10584               9800                9543             9747

3/95             11024              10752               10062            10461

9/95             12361              12715               10885            11776

3/96             13343              14203               11146            12602

9/96             13978              15299               11416            13247

3/97             15007              17019               11694            14157

9/97             17800              21489               12527            16421


BAR CHART TITLE:  ANNUAL INVESTMENT RETURNS

CHART PERIOD:  Yearly Periods ended September 30
                       Total Return %

CHART DATA:

                        AARP Balanced                Blended
                      Stock and Bond Fund             Index^+
                      -------------------             -----
           2/1/94* -
           9/30/94          -0.78%                    -3.83%

           1995             16.80                     20.43

           1996             13.08                     14.50

           1997             27.34                     23.96


----------
^+ The performance of the blended benchmark is a weighting comprised of 50%
   Standard & Poor's 500 Stock Price Index (S&P), 40% Lehman Brothers Aggregate Bond Index (LBAB), and the 3-Month Treasury Bill Index (10%). The 50/40/10 measure is meant to reflect the anticipated long range asset mix of the Fund, which may change over time. The unmanaged Standard & Poor's 500 Stock Price Index is a market-value-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.


   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The Fund commenced operations on February 1, 1994.

and Income Fund Report on page for details on specific stock selection. (The Fund may invest up to 70% of its assets in stocks.)

     The portion of the Fund invested in bonds (representing 31% of the portfolio as of September 30, 1997) must include investment-grade securities -- those rated Baa or higher by Moody's or BBB or higher by Standard & Poor's, both independent ratings organizations. At least 75% of these securities must be rated within the three highest quality ratings (AAA, AA, and A) by Moody's or S&P. (At all times, at least 30% of your Fund's assets will be a combination of investment-grade bonds and cash equivalents.) We moved from intermediate bonds over the past 12 months to a barbell strategy (with an emphasis on short and long maturities) in anticipation of a flattening yield curve (short-term yields rising faster than long-term yields). The remaining 8% of the Fund's assets were invested in cash equivalents.



                                ASSET ALLOCATION
                                ----------------
                            As of September 30, 1997

                           Stocks                 61%
                           Bonds                  31%
                           Cash Equivalents        8%
                                                 ----
                                                 100%
                                                 ====


     We continue to believe that stocks will outperform bonds and cash over the longer term; therefore, a majority of the portfolio will continue to be invested in stocks. While we are comfortable with our current asset allocation of 61% stocks, 31% bonds, and 8% cash equivalents, this allocation may be gradually changed depending upon our expectations for the financial markets.

     The following graph shows your Fund's monthly downside risk and average monthly return performance for the last three years compared to its peer group. The dotted lines divide the graph into four sections or quadrants. The point where they intersect represents the median risk and the median return for the peer group of funds. Our goal is for this Fund to place in the upper-left quadrant, otherwise in the lower-left quadrant. See page 6 for a complete description of our performance measurement system.

      A SCATTER CHART APPEARS HERE

      SCATTER CHART TITLE:

      AARP Balanced Stock and Bond Fund Three-Year Risk/Return Performance

      SCATTER CHART DATA:

                       Average Monthly Return       Monthly Downside Risk
                       ----------------------       ---------------------

 AARP Balanced                 1.46%                        0.76%
 Fund

 Peer Funds                    1.46%                        0.93%
 Average

(Data represented from October 1994 through September 1997 for 85 similar funds.)


Your Fund is located at the intersection of the upper- and lower-left quadrants. Its return was the same as the median return of its Lipper* Balanced fund peer group. The Fund had the 12th lowest risk in this universe of 85 similar mutual funds.

----------
* Lipper Analytical Services, Inc. is the source for the peer group information.


FOR WHOM THE
FUND IS DESIGNED

This Fund is designed for investors who are seeking long-term growth of their assets, but who seek less risk than an investment solely in stocks. Investors should be able to invest for the long term (at least three years or more) and be comfortable with the value of their principal fluctuating up and down.



                                STOCK ALLOCATION
                                ----------------
                            As of September 30, 1997

                        Financial                        24%
                        Manufacturing                    17%
                        Energy                            8%
                        Consumer Staples                  8%
                        Communications                    7%
                        Utilities                         7%
                        Durables                          6%
                        Health                            6%
                        Consumer Discretionary            6%
                        Other                            11%
                                                        ----
                                                        100%
                                                        ====



                                 BOND ALLOCATION
                                 ---------------
                            As of September 30, 1997

                        Corporate Bonds                  41%
                        U.S. Treasury Obligations        22%
                        U.S. Gov't. Agency
                          Pass-Throughs                  20%
                        Asset-Backed Securities           7%
                        Gov't. National Mortgage
                          Association                     5%
                        Foreign Bonds-U.S. $
                          Denominated                     5%
                                                        ----
                                                        100%
                                                        ====

     AARP GROWTH AND INCOME FUND
     ---------------------------

FUND OVERVIEW

The AARP Growth and Income Fund is a conservatively managed equity fund that provides the potential for long-term growth and quarterly income. It invests in above-average, dividend-yielding stocks that may offer the opportunity for long-term growth of capital. The AARP Growth and Income Fund is also managed to have less share price volatility than other growth and income funds.


PORTFOLIO
MANAGEMENT TEAM

Robert T. Hoffman
  Lead Portfolio Manager

Lori J. Ensinger

Deborah A. Chaplin

Kathleen T. Millard

Benjamin W. Thorndike
  Portfolio Managers


      Total Return
      ------------
       CUMULATIVE

         FUND     INDEX+
------------------------
1 yr.   40.70%    40.46%

5 yr.  162.57%   156.92%

10 yr. 289.67%   295.87%


      AVERAGE ANNUAL

         FUND     INDEX+
------------------------
1 yr.   40.70%    40.46%

5 yr.   21.30%    20.76%

10 yr.  14.57%    14.74%


HOW THE FUND HAS PERFORMED

     The AARP Growth and Income Fund performed well over the past 12 months. Its one-year total return of 40.70% (representing 3.22% in distributions of income and 37.48% in capital change) outperformed the unmanaged Standard & Poor's Composite Index of 500 Stocks' return of 40.46%. This performance was due to the strong appreciation of the Fund's largest holdings.

     Of course, the returns for your Fund will vary from year to year, however, by maintaining a long-term focus and avoiding overreaction to short-term market volatility, your investment has the opportunity to grow significantly over time. The graph to the lower right shows what $10,000 invested in the Fund on September 30, 1987 would be worth on September 30, 1997, assuming all distributions were reinvested.


THE FUND'S INVESTMENT STRATEGY

     We continued to focus on investing in undervalued securities with above-average relative dividend yields. The manufacturing sector contributed significantly to the favorable performance over the past 12 months. For example, Xerox, our largest holding, returned 59.3% for the period. This was due to key, company-specific events, namely a new product introduction in modular-based digital office copiers, and an announcement that the company was acquiring the remaining 20% interest in Rank Xerox, a cornerstone of Xerox's European strategy. Another manufacturing stock, Philips Electronics, returned 136.1% for the period, based in part on the success of internal asset restructuring and news it had

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Yearly Periods ended September 30

CHART DATA:

                            AARP Growth and      Standard & Poor's
                              Income Fund     500 Stock Price Index^+
                              -----------     -----------------------

                   1987         $10000                $10000

                   1988           8922                  8763

                   1989          11644                 11653

                   1990          10457                 10577

                   1991          13300                 13873

                   1992          14841                 15408

                   1993          17717                 17411

                   1994          19132                 18053

                   1995          23041                 23423

                   1996          27696                 28183

                   1997          38967                 39587


BAR CHART TITLE:  ANNUAL INVESTMENT RETURNS

CHART PERIOD:  Yearly Periods ended September 30
                       Total Return %

CHART DATA:

                       AARP Growth and Income     Standard & Poor's 500
                               Fund                 Stock Price Index+
                               ----                 ------------------

            1993              19.38%                     12.97%

            1994               7.99                       3.68

            1995              20.43                      29.75

            1996              20.20                      20.34

            1997              40.70                      40.46



----------
^+ The unmanaged Standard & Poor's 500 Stock Price Index is a market value weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and traded on the Over-the-Counter market. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

entered into a joint venture with Lucent, a consumer communications company.


CALLOUT:

The Fund focuses on stocks with above-average dividends and sound fundamentals to help reduce share price volatility.


     The Fund's health care weighting, concentrated in pharmaceuticals, also helped the Fund's favorable performance. Earnings acceleration from new product introductions and favorable long-term demographic trends have made this group one of the strongest performing market sectors over the last few years. Holdings such as Warner Lambert and Bristol Myers performed extremely well over this period. This kind of dramatic outperformance always forces one to ask how much higher the stocks can rise and whether their current levels are sustainable. As pharmaceutical stocks have become more fully valued, we have been gradually reducing our holdings.

     There were mixed results in the financial sector over this period. Our real estate investment trust (REIT) holdings, despite strong absolute returns, continued to lag banking and insurance stocks. During the past several months, we scaled back REITs that have posted strong gains, such as Equity Residential Properties and Developing Diversified Realty. We did, however, experience solid total returns with our finance holdings, led by EXEL Limited and Lincoln National, as well as SLM Holding Corp. (Please note that portfolio changes should not be considered recommendations for action by individual investors.)

     The following graph shows your Fund's monthly downside risk and average monthly return performance for the last three years compared to its peer group. The dotted lines divide the graph into four sections or quadrants. The point where they intersect represents the median risk and the median return for the peer group of funds. Our goal is for this Fund to place in the upper-left quadrant, otherwise in the lower-left quadrant. See page 6 for a complete description of our performance measurement system.

      A SCATTER CHART APPEARS HERE

      SCATTER CHART TITLE:
         AARP Growth and Income Fund Three-Year Risk/Return Performance

      SCATTER CHART DATA:

                      Average Monthly Return       Monthly Downside Risk
                      ----------------------       ---------------------

 AARP Growth and               2.00%                        1.26%
 Income Fund

 Peer Funds                    1.97%                        1.52%
 Average


(Data represented from October 1994 through September 1997 for 269 similar funds.)

Your Fund is located in the upper-left quadrant. Its return was slightly better than the median return of its Lipper* Growth and Income peer group. The Fund also had the 30th lowest risk in this universe of 269 similar mutual funds, putting it in the top 11% for lowest risk.

----------
* Lipper Analytical Services, Inc. is the source for the peer group information.


FOR WHOM THE
FUND IS DESIGNED

The Fund is suitable for investors who are seeking long-term growth of their assets and the opportunity to keep ahead of inflation. Investors should be able to invest for at least five years or more and be comfortable with fluctuation in the value of their principal that is associated with investing in stocks.


                            SECTOR DIVERSIFICATION --
                           EXCLUDES CASH EQUIVALENTS
                           -------------------------
                            As of September 30, 1997

                    Financial                        22%
                    Manufacturing                    20%
                    Consumer Staples                  9%
                    Energy                            8%
                    Communications                    7%
                    Durables                          7%
                    Utilities                         7%
                    Consumer Discretionary            6%
                    Health                            6%
                    Other                             8%
                                                    ----
                                                    100%
                                                    ====



                                ASSET ALLOCATION
                                ----------------
                            As of September 30, 1997

                    Stock Holdings                   97%
                    Cash Equivalents                  3%
                                                    ----
                                                    100%
                                                    ====

     AARP U.S. STOCK INDEX FUND
     --------------------------

FUND OVERVIEW

The AARP U.S. Stock Index Fund uses the S&P 500 Index as a benchmark, but holds securities in S&P 500 companies with higher yields. Standard & Poor's Index is an unmanaged broad market index of 500 large "blue chip" companies. The Fund is managed to have less share price volatility than other stock index funds and the unmanaged S&P 500 Index.

PORTFOLIO
MANAGEMENT TEAM

Philip S. Fortuna
  Lead Portfolio Manager

James M. Eysenbach
  Portfolio Manager



NOTE:

Bankers Trust Company has been retained as Subadvisor to the Fund. The Subadvisor handles the day-to-day investment and trading functions. The Portfolio Managers are in regular contact with the Subadvisor, receive records of daily transactions, monitor returns and relative risk, and scrutinize portfolio activity.

        Total Return
        ------------
         CUMULATIVE

           FUND     INDEX+
 -------------------------

  Life of
  Fund*    21.22%   22.02%


HOW THE FUND HAS PERFORMED

         The AARP U.S. Stock Index Fund was introduced on February 1, 1997. Since inception (February 1, 1997 through September 30, 1997), your Fund provided a total return of 21.22% (not annualized) vs. 22.02% for Standard & Poor's Index of 500 Stocks. Consistent with its strategy, the Fund has exhibited slightly lower day-to-day volatility than the S&P 500 Index and outperformed the index on 61% of the down days.


CALLOUT:

The AARP U.S. Stock Index Fund strives to reduce share price fluctuation by favoring dividend-paying S&P 500 stocks. Stocks of this type historically have been more stable, especially in periods of decline.


THE FUND'S INVESTMENT STRATEGY

     Our investment strategy is to invest in a broadly diversified portfolio consisting of more than 400 S&P 500 companies as of the end of September 1997. Using a technique referred to as "sampling," the portfolio is tilted towards those common stocks of S&P 500 companies that are expected to pay higher dividends than S&P 500 companies in the aggregate. By managing the Fund in this way, we expect performance to be less volatile than the S&P 500 over time. We also seek to offer shareholders a competitive return with a higher dividend yield than comparable index funds.

     The AARP U.S. Stock Index Fund offers a low-cost way of investing in a diversified stock portfolio that provides a high degree of performance similarity to the S&P 500.

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Monthly Periods from February 1, 1997*
                     to September 30, 1997

CHART DATA:

                                AARP U.S.         Standard &
                              Stock Index     Poor's 500 Stock
                                  Fund          Price Index^+
                                  ----          ------------

                  2/1/97*        $10000           $10000

                                  10073            10078

                  3/31/97          9659             9664

                                  10207            10241

                                  10802            10864

                  6/30/97         11293            11352

                                  12146            12255

                                  11508            11568

                  9/30/97         12122            12202


BAR CHART TITLE:  ANNUAL INVESTMENT RETURNS

CHART PERIOD:     Period ended September 30
                        Total Return %

CHART DATA:

                               AARP U.S.        Standard &
                              Stock Index    Poor's 500 Stock
                                 Fund          Price Index^+
                                 ----          ------------
                  2/1/97* -
                  9/30/97        21.22%             22.02%


   ----------
   ^+ The unmanaged Standard & Poor's 500 Stock Price Index is a market-value-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and traded on the Over-the-Counter market. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The Fund commenced operations on February 1, 1997.

The sector diversification, excluding cash equivalents as of September 30, 1997:

            Financial                        14%
            Technology                       13%
            Health                           11%
            Manufacturing                    11%
            Consumer Staples                 10%
            Energy                            9%
            Communications                    7%
            Utilities                         6%
            Durables 6%
            Other                            13%



                                Asset Allocation
                                ----------------
                            As of September 30, 1997

                         Stock Holdings           97%
                         Cash Equivalents          3%
                                                 ----
                                                 100%
                                                 ===

FOR WHOM THE
FUND IS DESIGNED

The Fund is suitable for investors seeking long-term growth of their investment and who prefer a more "passive" approach to stock market investing. It is appropriate for more conservative investors who are seeking higher dividend income and somewhat lower than average volatility than a similar S&P 500 Index Fund. Investors should invest for the long term (at least five years or more) and be comfortable with the value of their principal moving up and down.

     AARP CAPITAL GROWTH FUND
     ------------------------

FUND OVERVIEW

The AARP Capital Growth Fund is designed to help investors take advantage of the high growth potential of stocks. It is managed to have less share price volatility than other growth funds.


PORTFOLIO
MANAGEMENT TEAM

William F. Gadsden
  Lead Portfolio Manager

Bruce F. Beaty
  Portfolio Manager


        Total Return
        ------------
         CUMULATIVE

           FUND     INDEX+
 -------------------------
  1 yr.    46.72%   40.46%

  5 yr.   149.33%  156.92%

  10 yr.  266.94%  295.87%


        AVERAGE ANNUAL

           FUND     INDEX+
 -------------------------
  1 yr.   46.72%    40.46%

  5 yr.   20.05%    20.76%

  10 yr   13.88%    14.74%


HOW THE FUND HAS PERFORMED

     The AARP Capital Growth Fund performed exceptionally well over the past year, providing shareholders in the Fund with a one-year total return of 46.72% (representing 1.27% in distributions of income and 45.45% in capital change). This return outperformed the Standard & Poor's 500 return of 40.46%. Your Fund's favorable performance over this period can be attributed to the overall strength of the U.S. stock market, and to our overweighted position in selected technology and finance issues -- two strongly performing stock sectors during this period. We are pleased that our valuation disciplines and diversification, which we instituted in late 1994 to reposition the Fund within the growth fund category, lead to competitive returns with less share price volatility.

     Remember that returns for the Fund will vary from year to year, however, by maintaining a long-term focus and staying invested through the ups and downs of the market, we believe your investment has the opportunity to grow significantly over time. The graph to the right shows how a $10,000 investment in the Fund on September 30, 1987 would have grown by September 30, 1997, assuming all dividends were reinvested.

THE FUND'S INVESTMENT STRATEGY

     We have maintained a consistent investment strategy, which resulted in only a few portfolio changes. The two top performing sectors of the market continued to be technology and finance. In the technology sector, several of our holdings experienced spectacular returns. The financial sector rose on the long-term trends of restructuring and consolidation in the banking industry. Financial stocks were

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:     Yearly Periods ended September 30

CHART DATA:

                              AARP Capital       Standard &
                                Growth       Poor's 500 Stock
                                 Fund          Price Index^+
                                 ----          ------------

                     87         $10000           $10000

                     88           9452             8763

                     89          13575            11653

                     90          9915             10577

                     91          14159            13873

                     92          14717            15408

                     93          18327            17411

                     94          17466            18053

                     95          21565            23423

                     96          25009            28183

                     97          36694            39587


BAR CHART TITLE:  ANNUAL INVESTMENT RETURNS

CHART PERIOD:  Yearly Periods ended September 30
                        Total Return %

CHART DATA:

                                AARP Capital       Standard &
                                  Growth       Poor's 500 Stock
                                   Fund          Price Index^+
                                   ----          ------------
                    1993           24.53%           12.97%

                    1994           -4.70             3.68

                    1995           23.47            29.75

                    1996           15.97            20.34

                    1997           46.72            40.46


----------
^+ The unmanaged Standard & Poor's 500 Stock Price Index is a market-value-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and traded on the Over-the-Counter market. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.


   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

well represented in your Fund's top ten holdings, including American Express, EXEL, and Franklin Resources.

CALLOUT:

Through a broadly diversified portfolio consisting primarily of high-quality, medium- to large-sized companies with strong competitive positions in their industries, the Fund seeks to offer less share price volatility than other growth funds.

     We recently began investing in oil field services companies. This is one of the few industries where we see competitive pricing and strong demand for services. After a decade of attrition, downsizing, and restructuring, we expect oil field service companies to exhibit strong earnings as worldwide oil demand remains firm. For example, oil companies are now able to drill wells with a higher success rate because of the improved technology provided by oil field services companies. This is significant for oil companies because it has effectively lowered the high cost of drilling deep wells. At the end of September 1997, the Fund had oil field service holdings in Schlumberger and Sante Fe International.

     While we avoid making predictions about the market and prefer to focus on picking quality stocks that meet our investment requirements, we think the favorable investment environment of 1997 should continue into 1998. Company fundamentals remain positive: growth is strong, inflation is low, and productivity continues to improve at many companies. We believe that leading American companies -- the primary focus of your Fund's investment -- will continue to provide some of the best opportunities in this environment.

     The following graph shows your Fund's monthly downside risk and average monthly return performance for the last three years compared to its peer group. The dotted lines divide the graph into four sections or quadrants. The point where they intersect represents the median risk and the median return for the peer group of funds. Our goal is for this Fund to place in the upper-left quadrant, otherwise in the lower-left quadrant.

      A SCATTER CHART APPEARS HERE

      SCATTER CHART TITLE:

           AARP Capital Growth Fund Three-Year Risk/Return Performance

      SCATTER CHART DATA:

                       Average Monthly Return       Monthly Downside Risk
                       ----------------------       ---------------------

 AARP Capital                  2.10%                       1.54%
 Growth Fund

 Peer Funds                    2.01&                       1.92%
 Average

(Data represented from October 1994 through September 1997 for 74 similar funds.)


Your Fund is located in the upper-left quadrant. Its return was better than the median return of its Lipper* Growth fund peer group. The Fund had the fifth lowest risk in this universe of 74 similar mutual funds, with almost half the downside risk of the riskiest fund.

----------
* Lipper Analytical Services, Inc. is the source for the peer group information.

FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors seeking long-term growth of their principal. Investors should be able to invest for the long term (at least five years or more) and be comfortable with the short-term fluctuation of their principal that is associated with investing in stocks.


                            SECTOR DIVERSIFICATION --
                           EXCLUDES CASH EQUIVALENTS
                           -------------------------
                            As of September 30, 1997

                       Financial                        21%
                       Technology                       17%
                       Energy                           14%
                       Manufacturing                    13%
                       Consumer Discretionary            9%
                       Health                            9%
                       Service Industries                5%
                       Durables                          4%
                       Consumer Staples                  4%
                       Other                             4%
                                                       ----
                                                       100%
                                                       ====


                                ASSET ALLOCATION
                                ----------------
                            As of September 30, 1997

                       Stock Holdings                   95%
                       Cash Equivalents                  5%
                                                       ----
                                                       100%
                                                       ====

     AARP SMALL COMPANY STOCK FUND
     -----------------------------

FUND OVERVIEW

From investment primarily in the stocks of small U.S. companies, the Fund seeks to provide long-term capital growth. It is also managed to have less share price volatility than similar small company stock funds.


PORTFOLIO
MANAGEMENT TEAM

James M. Eysenbach
  Lead Portfolio Manager

Philip S. Fortuna
  Portfolio Manager


      Total Return
       ------------
        CUMULATIVE

          FUND     INDEX+
-------------------------
 Life of
 Fund*    33.53%   24.13%


HOW THE FUND HAS PERFORMED

     The AARP Small Company Stock Fund was introduced to shareholders on February 1, 1997. Since inception, (February 1, 1997 through September 30,
1997), your Fund's total return of 33.53% (not annualized) outperformed the Russell 2000 Index's return of 24.13% for the same period. Consistent with its risk management mandate, your Fund has exhibited lower volatility than the Russell 2000 Index of small companies and outperformed the Index on 88% of the down days.


CALLOUT:

The Fund seeks to be more stable than other small company stock funds by targeting undervalued small companies which, as a group, typically pay above-average dividends.


THE FUND'S INVESTMENT STRATEGY

         In pursuing capital appreciation from small company stocks, we utilize a disciplined approach to uncover undervalued stocks within a broad universe of small companies. First, we conduct a quantitative evaluation of approximately 2,000 small U.S. stocks, analyzing valuations, sales and earnings growth rates, price momentum, and risk characteristics. We focus on companies selling at prices that we believe do not reflect their underlying value. We emphasize those companies with stable or improving sales and earnings growth or other characteristics indicating that the undervaluation will be recognized in the future. Then we build a diversified portfolio by assessing the risk/return tradeoff of various combinations of attractively rated companies, with an objective of maintaining an overall risk profile that is approximately 10% to 20% below that of the Russell 2000 Index. An important element of

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:
               Monthly Periods from February 1, 1997*
                        to September 30, 1997

CHART DATA:

                              AARP Small
                               Company              Russell
                              Stock Fund          2000 Index^+
                              -----------         ------------

               2/1/97*          $10000              $10000
                                 10120                9758
               3/31/97            9940                9297
                                  9933                9323
                                 11033               10360
               6/30/97           11660               10805
                                 12273               11307
                                 12513               11566
               9/30/97           13353               12413


BAR CHART TITLE:  ANNUAL INVESTMENT RETURNS

CHART PERIOD:     Period ended September 30
                        Total Return %
CHART DATA:
                              AARP Small
                               Company              Russell
                              Stock Fund          2000 Index^+
                              -----------         ------------

               2/1/97* -
               9/30/97           33.53%              24.13%

----------
^+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The Fund commenced operations on February 1, 1997.

this strategy, given the potential cost of trading small stocks, is working with our experienced team of traders to ensure the most efficient means of executing our purchase and sale decisions.

     The emphasis on valuation is reflected in the resulting portfolio, which has an average price-to-earnings ratio of about one-half of the Russell 2000 Index of small companies. (The price-to-earnings [P/E] ratio gives you an idea of how much you are paying for a company's earning power. The lower the P/E, the less you are paying for a dollar of earnings. While a high P/E may be an indication of higher expected earnings growth, high-P/E stocks are typically riskier.) Many of the lower-P/E stocks are found in the manufacturing sector of the market. These small U.S. manufacturing firms currently represent the portfolio's largest sector weighting. Meanwhile, we are finding relatively few stocks meeting our valuation criteria within the health care sector. In terms of size, a typical holding in the Fund has a market capitalization (price times shares outstanding) of $480 million. By comparison, the typical S&P 500 company has a market capitalization of $5 billion.

     As of September 30, 1997, your Fund was well diversified, with 149 stocks selected from the Russell 2000 Index of small companies. As you may know, the risk of holding individual small company stocks can be high because small companies generally have higher business risks than more established companies. This is because small companies may have untested management, less diversified product lines, and limited financial resources. This makes small companies more vulnerable to adverse business developments than larger companies. We attempted to control these risks by holding a relatively large number of securities in the portfolio in addition to maintaining an overall above-average dividend yield. As a direct result, your Fund has experienced lower than average small stock volatility since inception compared to similar funds.

     Going forward, we will continue to apply our disciplined, value- oriented approach to selecting small company stocks in accordance with your Fund's objective of seeking long-term capital appreciation with less share price volatility than other small company stock funds. We believe that the AARP Small Company Stock Fund continues to be appropriate for investors seeking diversification and exposure to the small company sector of the stock market as part of a well-rounded portfolio.


FOR WHOM THE
FUND IS DESIGNED

The AARP Small Company Stock Fund is suitable for investors seeking long-term growth of their investment. Investors should invest for the long term (at least five years or more) and be comfortable with the value of their principal fluctuating up and down.

                            SECTOR DIVERSIFICATION --
                           EXCLUDES CASH EQUIVALENTS
                           -------------------------
                            As of September 30, 1997

                       Manufacturing                    25%
                       Financial                        18%
                       Technology                       10%
                       Consumer Discretionary            8%
                       Service Industries                7%
                       Construction                      6%
                       Utilities                         5%
                       Durables                          5%
                       Metals & Minerals                 5%
                       Other                            11%
                                                       ----
                                                       100%
                                                       ====


                                ASSET ALLOCATION
                                ----------------
                            As of September 30, 1997

                       Stock Holdings                   94%
                       Cash Equivalents                  6%
                                                       ----
                                                       100%
                                                       ====

     AARP GLOBAL GROWTH FUND
     -----------------------

FUND OVERVIEW

The AARP Global Growth Fund seeks to offer long-term capital growth in a globally diversified portfolio. It is also managed to have less share price volatility than other global growth funds. Because the Fund invests globally, it will be affected by up-and-down movements in U.S. and international stock markets. The Fund will also be subject to international investment risks such as currency exchange risk.


PORTFOLIO
MANAGEMENT TEAM

William E. Holzer
  Lead Portfolio Manager

Diego Espinosa

Nicholas Bratt
  Portfolio Managers


        Total Return
        ------------
         CUMULATIVE

           FUND     INDEX+
 -------------------------
  1 yr.    24.67%   24.11%

  Life of
  Fund*    28.74%   32.31%

        AVERAGE ANNUAL

           FUND     INDEX+
 -------------------------
  1 yr.   24.67%    24.11%

  Life of
  Fund*   16.41%    18.30%


HOW THE FUND HAS PERFORMED

     The AARP Global Growth Fund performed well returning 24.67% (.46% in income distributions and 24.21% in capital change) for the one-year period ended September 30, 1997. Your fund outperformed the unmanaged Morgan Stanley Capital International (MSCI) World Index's return of 24.11%. Its outperformance was due in part to the strong performance of many of our top holdings and the favorable global investment environment.

THE FUND'S INVESTMENT STRATEGY

     Our approach to investing in the global equity markets focuses first on identifying long-term growth trends of the world economy and capital markets, and then identifying the companies with appropriate stock values that are best positioned to take advantage of these opportunities. This strategy results in a well-diversified portfolio of approximately 120 issues across many countries. We do not try to pick the best country or the best currency. Rather, we focus on picking the best individual companies.

     We continued to expand your Fund's holdings of companies that share two characteristics we believe will provide an increasingly important advantage in the new global environment: dominant worldwide market share and declining production costs.

     Over the past 12 months, we looked to companies in previously regulated economies or industries that are restructuring. We already have seen considerable restructuring in Europe --


LINE CHART TITLE:       GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:
                    Quarterly Periods from February 1, 1996*
                              to September 30, 1997

CHART DATA:

                              AARP Global
                              Growth Fund     MSCI World Index^+
                              -----------     ------------------

               2/1/96*          $10000             $10000

               3/96              10180              10224

               6/96              10280              10521

               9/96              10327              10661

               12/96             10907              11149

               3/97              11141              11181

               6/97              12399              12863

               9/97              12874              13231


BAR CHART TITLE:  ANNUAL INVESTMENT RETURNS

CHART PERIOD:    Periods ended September 30
                       Total Return %

CHART DATA:

                                 AARP Global
                                 Growth Fund     MSCI World Index^+
                                 -----------     ------------------

               2/1/96*
               3/31/97             3.27%               6.60%

               9/30/97            24.67%              24.11%


----------
^+ The MSCI (Morgan Stanley Capital International) World Index is an unmanaged capitalization-weighted measure of global stock markets, including the U.S., Canada, Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.


   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The Fund commenced operations on February 1, 1996.

primarily Germany and France -- in the chemicals and pharmaceutical industries. Many industries, such as insurance, utilities, and banks, are still in the early stages of restructuring. Stocks such as Daimler-Benz, Mannesmann, and Siemens, all in Germany, contributed to the Fund's favorable performance. We also began to turn our attention to Japan, where there are early indications that the first wave of restructuring is beginning. As a result, we have added Nomura, a Japanese financial services company to the portfolio.

     We have favored companies that have completed the restructuring process and are becoming industry leaders. The tire industry is a good example where Bridgestone (Japan), and Michelin (France) in particular have been strong performers.

CALLOUT:

The Fund seeks to offer less share price volatility than other global growth funds by maintaining core holdings in well-established companies of developed countries.

     Another theme focuses on the world's demographics. Due to an aging population, we believe pharmaceutical products and health providers, such as Astra (Sweden), Biogen (U.S.), and Novartis (Switzerland) will continue to thrive. In addition, many retirees are looking for both a healthy and a wealthy retirement. Therefore we believe financial companies should also benefit. Insurance companies such as AEGON (the Netherlands) and Skandia (Sweden) are examples of companies that fit this theme. (Please note that portfolio changes should not be considered recommendations for action by individual investors.)

     We have recently taken a more cautious approach toward equities, adding to both cash and bonds. While we remain optimistic about our equity holdings, we recognize that rising valuations, particularly in the U.S., have increased the risk of equity ownership. However, we continue to search for outstanding investment opportunities in individual stocks.


PIE CHART TITLE:

            Geographical Diversification -- Excludes Cash Equivalents
                            As of September 30, 1997
CHART PERIOD:

CHART DATA:

                       Europe                   56%
                       U.S. & Canada            23%
                       Japan                    10%
                       Pacific Basin             5%
                       Latin America             4%
                       Africa                    2%
                                               ----
                                               100%
                                               ====

FOR WHOM THE
FUND IS DESIGNED

The AARP Global Growth Fund is suitable for investors who want to add worldwide stock opportunities to their portfolio. Investors should invest for the long term (at least five years or more) and be comfortable with the value of their principal fluctuating up-and-down.


                            SECTOR DIVERSIFICATION --
                           EXCLUDES CASH EQUIVALENTS
                           -------------------------
                            As of September 30, 1997

                      Financial                     24%
                      Manufacturing                 22%
                      Technology                     8%
                      Metals and Minerals            7%
                      Durables                       5%
                      Health                         5%
                      Consumer Staples               4%
                      Service Industries             4%
                      Energy                         4%
                      Other                         17%
                                                   ----
                                                   100%
                                                   ====




                                ASSET ALLOCATION
                                ----------------
                            As of September 30, 1997

                       Stock Holdings                83%
                       Cash Equivalents              11%
                       Bond Holdings                  6%
                                                    ----
                                                    100%
                                                    ====

     AARP INTERNATIONAL STOCK FUND
     -----------------------------

FUND OVERVIEW

The AARP International Stock Fund seeks to offer long-term capital growth and income from a diversified portfolio of foreign securities. It is managed to have less share price volatility than other international equity funds. Because the Fund invests internationally, it will be affected by up-and-down movements in international stock markets. The Fund will also be subject to international investment risks such as currency exchange risk.


PORTFOLIO
MANAGEMENT TEAM

Sheridan Reilly
  Lead Portfolio Manager

Irene Cheng

Marc Joseph
  Portfolio Managers


       Total Return
        ------------
         CUMULATIVE

           FUND     INDEX+
 -------------------------
  Life of
  Fund*    15.73%  14.43%


HOW THE FUND HAS PERFORMED

     The AARP International Stock Fund performed well over the period covered by this Report, with a total return of 15.73% (not annualized) for the period February 1, 1997 to September 30, 1997. Your Fund outperformed the Morgan Stanley Capital International (MSCI) EAFE Index return of 14.43%. This was due in part to the Fund's geographic distribution. We were heavily weighted in Europe, at roughly 77% of the portfolio. Europe not only displayed strong performance in the earlier part of the year, but also weathered the August decline quite well when foreign markets fell significantly. Southeast Asia was hit hard in August, causing considerable market declines in this region. Our underweighting in Southeast Asia, reflecting less than 10% of the portfolio, helped us weather these turbulent times. In fact, over the past three months, when the MSCI EAFE provided a return of -0.71%, the AARP International Stock Fund provided shareholders a positive return of 5.60%.

THE FUND'S INVESTMENT STRATEGY

     Since the Fund was introduced in February 1997, our priority has been to make this a well-diversified portfolio in keeping with our strategy to concentrate on individual stocks of well-established companies in developed overseas markets. As of September 30, 1997, your Fund was diversified among 17 countries, including Germany, the United Kingdom, France, and Japan. As stated in the section above, our geographic distribution contributed to the Fund's favorable performance over this period.

     On an industry and sector level, the Fund had significant weightings in banks and insurers, manufacturers, and consumer goods companies, all of which

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Monthly Periods from February 1, 1997*
                       to September 30, 1997

CHART DATA:

                                 AARP
                             International
                              Stock Fund      MSCI EAFE Index^+
                              -----------     -----------------

               2/1/97*          $10000             $10000

                                 10053              10164

               3/31/97           10140              10201

                                 10007              10255

                                 10507              10922

               6/30/97           10960              11524

                                 11287              11711

                                 10833              10836

               9/30/97           11573              11443


BAR CHART TITLE:  ANNUAL INVESTMENT RETURNS

CHART PERIOD:  Yearly Periods ended September 30
                         Total Return %
CHART DATA:

                                 AARP
                             International
                              Stock Fund      MSCI EAFE Index^+
                              -----------     -----------------
               2/1/97 -
               9/30/97          15.73%             14.43%



----------
^+ The MSCI (Morgan Stanley Capital International) EAFE Index is an unmanaged capitalization-weighted measure of global stock markets, including Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The Fund commenced operations on February 1, 1997.

held up better than the overall market. We identify companies within these sectors through a "relative yield" investment approach. This means we target stocks that have high dividend yields relative to the median of the market -- typically 25% or higher. Reflective of this strategy was our investment in Bank of Austria, Dorling Kindersley (a U.K. publisher), Elf Aquitane (a French oil company), and Winterthur (a Swiss insurer). Bank of Austria has a dividend yield approximately 50% higher than the local market and was priced well below the book value of the company. At the time we purchased Dorling Kindersley, the company's dividend yield was double its historical level.


CALLOUT:

By primarily targeting well-managed, dividend-paying companies in established markets other than the United States, the Fund seeks long-term growth with less downside share price fluctuation than other international stock funds.


     We also sold some stocks that were extremely profitable to the Fund and used these profits to make some of the investments mentioned above. We sold our positions in Shishedo (a Japanese cosmetics company) and Chubb Securities (an insurance company based in the U.K.). (Please note that portfolio changes should not be considered recommendations for action by individual investors.)

     Since the Fund's inception, we have seen increased volatility in the foreign markets, with steep highs and lows. We believe that this was ideal ground for testing the Fund's strategy. We were able to offer competitive returns during market rallies, while offering protection from severe share price declines when the market declined. We are confident that our emphasis on value will continue to be appropriate for investors who wish to allocate assets overseas in a relatively conservative fashion, and for investors seeking to add balance to other more aggressive international investments.

PIE CHART TITLE:

            Geographical Diversification -- Excludes Cash Equivalents
                            As of September 30, 1997
CHART PERIOD:

CHART DATA:

                         Europe                     77%
                         Japan                      11%
                         Pacific Basin               8%
                         Canada                      4%
                                                   ----
                                                   100%
                                                   ====

FOR WHOM THE
FUND IS DESIGNED

The Fund is suitable for investors seeking long-term growth of their principal who want to add international stock market opportunities to their portfolio. Investors in this Fund should have an investment time horizon of at least five years or more, and be comfortable with the value of their principal fluctuating up and down.

                            SECTOR DIVERSIFICATION --
                           EXCLUDES CASH EQUIVALENTS
                           -------------------------
                            As of September 30, 1997


                      Financial                     24%
                      Manufacturing                 22%
                      Consumer Staples               8%
                      Transportation                 8%
                      Consumer Discretionary         7%
                      Communications                 7%
                      Durables                       6%
                      Construction                   4%
                      Energy                         3%
                      Other                         11%
                                                   ----
                                                   100%
                                                   ====


                                ASSET ALLOCATION
                                ----------------
                            As of September 30, 1997

                      Stock Holdings               93%
                      Cash Equivalents              7%
                                                  ----
                                                  100%
                                                  ====

     AARP MANAGED INVESTMENT PORTFOLIOS:
     -----------------------------------

     AARP DIVERSIFIED INCOME PORTFOLIO
     AARP DIVERSIFIED GROWTH PORTFOLIO

PORTFOLIO OVERVIEWS

The AARP Managed Investment Portfolios are conservatively managed "funds of funds" -- portfolios that invest exclusively in other AARP Mutual Funds. Two portfolios are offered.

o The AARP Diversified Income Portfolio seeks current income with modest long-term appreciation. It invests 60% to 80% of its assets in the AARP Bond Mutual Funds and AARP Money Mutual Funds.

o The AARP Diversified Growth Portfolio seeks long-term growth of capital by investing 60% to 80% of its assets in the AARP Stock Mutual Funds.

The investment mix in both portfolios may change when certain asset classes appreciate or depreciate significantly as economic conditions change.

PORTFOLIO
MANAGEMENT TEAM

Philip S. Fortuna
  Lead Portfolio Manager

Salvatore J. Bruno

Shahram Tajbakhsh
  Portfolio Managers

        TOTAL RETURN
DIVERSIFIED INCOME PORTFOLIO
----------------------------

         CUMULATIVE

           FUND     INDEX+
 -------------------------
  Life of
  Fund*     9.35%   10.87%


        TOTAL RETURN
DIVERSIFIED GROWTH PORTFOLIO
----------------------------
         CUMULATIVE

           FUND     INDEX+
 -------------------------
  Life of
  Fund*    16.00%   17.20%



HOW THE PORTFOLIOS HAVE PERFORMED

     The AARP Managed Investment Portfolios performed well since their inception in February. The Diversified Income Portfolio provided a total return of 9.35% (not annualized) vs. the blended index's total return of 10.87% for the same period. The blended index is made up of the unmanaged Standard & Poor's 500 Index (30%) and the Lehman Brothers Aggregate Bond Index (70%). The Diversified Growth Portfolio provided shareholders with a total return of 16.00% (not annualized) vs. the blended index's total return of 17.20% for the same period. The blended index is made up of the unmanaged Standard & Poor's 500 Index (70%) and the Lehman Brothers Aggregate Bond Index (30%).

THE PORTFOLIOS' INVESTMENT STRATEGIES

     Since the Portfolios were introduced in early February, we have been implementing an investment process that applies our global perspective and judgment of capital markets, combined with sophisticated quantitative risk management techniques, to investing in a mix of AARP Mutual Funds. Each underlying Fund is also managed to reduce risk of loss to the Portfolio.

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT
                    DIVERSIFIED INCOME PORTFOLIO

CHART PERIOD:  Monthly Periods from February 1, 1997*
                       to September 30, 1997

CHART DATA:

                   AARP         Standard &      Lehman
                Diversified     Poor's 500     Brothers
                  Income        Stock Price    Aggregate         Blended
                 Portfolio         Index       Bond Index        Index+
                -----------     -----------    ----------        -------

 2/1/97*          $10000          $10000          $10000         $10000

                   10090           10078           10025          10041

 3/31/97            9987            9664            9914           9839

                   10127           10241           10062          10119

                   10339           10864           10158          10371

 6/30/97           10548           11352           10279          10597

                   10849           12255           10556          11050

                   10689           11568           10467          10798

 9/30/97           10935           12202           10621          11087


BAR CHART TITLE:  GROWTH OF A $10,000 INVESTMENT
                   DIVERSIFIED GROWTH PORTFOLIO

CHART PERIOD:  Monthly Periods from February 1, 1997*
                      to September 30, 1997

CHART DATA:

                   AARP         Standard &       Lehman
                Diversified     Poor's 500      Brothers
                  Growth        Stock Price    Aggregate         Blended
                 Portfolio         Index       Bond Index         Index+
                -----------     -----------    ----------        -------

 2/1/97*          $10000          $10000          $10000         $10000

                   10113           10078           10025          10062

 3/31/97            9973            9664            9914           9739

                   10133           10241           10062          10190

                   10560           10864           10158          10653

 6/30/97           10927           11352           10279          11026

                   11413           12255           10556          11729

                   11127           11568           10467          11239

 9/30/97           11600           12202           10621          11720


----------
^+ The performance of the blended benchmark is a weighting comprised of the Standard & Poor's 500 Stock Price Index (S&P), and the Lehman Brothers Aggregate Bond Index (LBAB). The 30/70 measure of the Diversified Income Portfolio and 70/30 measure of the Diversified Growth Portfolio is meant to reflect the anticipated long-range asset mix of the Fund, which may change over time. The unmanaged Standard & Poor's 500 Stock Price Index is a market-value-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  These Funds commenced operations on February 1, 1997.

     We began by deciding which asset classes we expected to outperform and compared that to historical trends. We then used this data to allocate the Portfolios as follows: The Diversified Income Portfolio allocation as of September 30, 1997:

         AARP High Quality Money Fund                14%
         AARP Bond Fund for Income                   30%
         AARP GNMA and U.S. Treasury Fund            31%
         AARP Growth and Income Fund                 11%
         AARP U.S. Stock Index Fund                   5%
         AARP Global Growth Fund                      9%

The Diversified Growth Portfolio allocation as of September 30, 1997:

         AARP High Quality Money Fund                 1%
         AARP GNMA and U.S. Treasury Fund            18%
         AARP Bond Fund for Income                   18%
         AARP U.S. Stock Index Fund                  11%
         AARP Growth and Income Fund                 24%
         AARP Global Growth Fund                     10%
         AARP International Stock Fund                7%
         AARP Small Company Stock Fund                7%
         AARP Capital Growth Fund                     4%

     As you can see by these breakdowns, both Portfolios were well diversified among the AARP Mutual Funds. We believe the current mix of investments in the Diversified Income Portfolio provide a competitive yield from its bond investments and the potential for growth through its stock exposure. For the Diversified Growth Portfolio, we believe that the 35% investment in fixed-income securities will help protect the Fund from share price volatility. We also included some international exposure for further diversification.

     The AARP Managed Investment Portfolios offer shareholders a simplified, all-in-one approach to diversification. Moreover, investors also benefit from the professional investment management and strong risk control disciplines of each AARP Mutual Fund in which the Portfolios invest.


FOR WHOM THE
PORTFOLIOS ARE DESIGNED

The AARP Managed Investment Portfolios are for investors who don't have time or are less confident in making the all-important asset allocation decisions. They in turn prefer to entrust the selection of their portfolios of mutual funds to professional money managers. These portfolios offer a simple, inexpensive (among the lowest management fees for this type of fund), one-step approach to investing all or a portion of an individual's assets.

The AARP Managed Investment Portfolios are appropriate for investors seeking to create an investment plan during pre- and post-retirement. The AARP Diversified Income Portfolio may be appropriate for investors in retirement with an investment time horizon of three to five years. The AARP Diversified Growth Portfolio is designed for investors with an investment time horizon of more than five years.

                                ASSET ALLOCATION
                                AARP DIVERSIFIED
                                INCOME PORTFOLIO
                                ----------------
                            As of September 30, 1997

                        Stock Holdings              25%
                        Bond Holdings               61%
                        Cash Equivalents            14%
                                                   ----
                                                   100%
                                                   ====


                                ASSET ALLOCATION
                                AARP DIVERSIFIED
                                GROWTH PORTFOLIO
                                ----------------
                            As of September 30, 1997

                         Stock Holdings             64%
                         Bond Holdings              35%
                         Cash Equivalents            1%
                                                   ----
                                                   100%
                                                   ====

                                    This page
                                  intentionally
                                   left blank.

                                                              A A R P  F U N D S
                                        I N V E S T M E N T  P O R T F O L I O S


                        List of investments as of September 30: A detailed breakdown of the investments in each AARP Mutual Fund's portfolio at the close of the fiscal year.

                        Principal amount/shares: The face value of a bond or the shares held by an AARP Mutual Fund.

                        Cost: The amount the AARP Mutual Fund actually paid for the listed securities.

                        In addition, the tax-free AARP Funds list the credit ratings for each of their bond holdings. Moody's Investors Service, Inc., Fitch Investors Service, Inc., and Standard & Poor's Corporation -- three independent rating services -- have developed credit rating systems that are designed to indicate a bond issuer's ability to meet its obligations. For example, bonds with the lowest risk of default receive a rating of "AAA," while bonds involving greater risk receive progressively lower ratings. Bonds rated "BBB" or better are considered investment grade ("AAA" ratings are assigned only to bonds with the highest credit quality). The Portfolios also shows the coupon rates and maturity dates of the AARP Funds' bond holdings. The coupon rate is the interest rate on a debt security the bond issuer promises to pay to the bond holder until maturity. The maturity date is the date on which a bond issuer is scheduled to repay the principal to the bond holder.

                        Market value: The current value of the securities held in a fund's portfolio.

                                    This page
                                  intentionally
                                   left blank.

AARP HIGH QUALITY MONEY FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

Principal
Amount ($)                                                                                                          Value ($)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 9.9%
-------------------------------------------------------------------------------------------------------------------------------

       41,334,000    Repurchase Agreement with Salomon Brothers dated 9/30/97 at 6.125%
                        to be repurchased at $41,341,033 on 10/01/97 collateralized by a $35,110,000
                        U.S. Treasury Bond, 8.125%, 8/15/19 ...................................................      41,334,000
        5,379,000    Repurchase Agreement with State Street Bank and Trust Company dated 9/30/97 at 6% to be repurchased at $5,379,897 on 10/01/97 collateralized by a
                        $5,475,000 U.S. Treasury Note, 6.125%, 3/31/98 ........................................       5,379,000
                                                                                                                    -----------
                     Total Repurchase Agreements (Cost $46,713,000) ...........................................      46,713,000
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   COMMERCIAL PAPER 50.0%
-------------------------------------------------------------------------------------------------------------------------------

Consumer Staples 3.1%
Food & Beverage
     15,000,000    Campbell Soup Company, 5.51%, 3/04/98** ....................................................      14,642,854
                                                                                                                    -----------
Financial 37.4%
Business Finance 4.2%
     20,000,000    New Center Asset Trust Discount Note, 5.55%, 10/10/97** ....................................      19,969,444
                                                                                                                    -----------
Other Financial Companies 33.2%
     20,000,000    AVCO Financial Services, 5.668%, 12/12/97** ................................................      19,775,728
     23,000,000    Associates Corp. of North America, 5.51%, 3/03/98** ........................................      22,455,909
     15,000,000    CSW Credit, Inc., 5.52%, 11/18/97** ........................................................      14,887,503
     20,000,000    Ciesco, L.P., 5.51%, 10/30/97** ............................................................      19,911,228
     20,000,000    General Electric Capital Corp., 5.5%, 10/15/97** ...........................................      19,954,166
     17,000,000    Household Finance Co., 5.53%, 11/05/97** ...................................................      16,906,159
     11,000,000    Matterhorn Capital Corp., 5.53%, 10/02/97** ................................................      10,998,310
     20,000,000    Norwest Corp., 5.49%, 10/20/97** ...........................................................      19,938,888
     12,000,000    Prudential Funding Corp., 5.764%, 3/26/98** ................................................      11,673,730
                                                                                                                    -----------
                                                                                                                    156,501,621
                                                                                                                    -----------
Manufacturing 4.2%
Chemicals
     20,000,000    E.I. du Pont de Nemours & Co., 5.47%, 2/17/98** ............................................      19,569,889
                                                                                                                    -----------
Energy 2.1%
Oil & Gas Production
     10,000,000    Elf Aquitaine Finance S.A. Discount Note, 5.73%, 10/27/97** ................................       9,958,599
                                                                                                                    -----------
Utilities 3.2%
Electric Utilities
     15,000,000    Virginia Electric Power Corp., 5.51%, 10/09/97** ...........................................      14,979,375
                                                                                                                    -----------
                   Total Commercial Paper (Cost $235,659,919) .................................................     235,621,782
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   CERTIFICATES OF DEPOSIT 12.7%
-------------------------------------------------------------------------------------------------------------------------------

     10,000,000    Abbey National North America, 5.5%, 11/26/97 ...............................................       9,995,664
     20,000,000    Chase Bank Delaware, 5.81%, 12/05/97 .......................................................      20,001,565
     10,000,000    Federal Farm Credit Bank, 5.6%, 11/03/97 ...................................................      10,001,727
     10,000,000    Lasalle National Bank, 5.91%, 8/12/98 ......................................................      10,012,035
      5,000,000    Morgan Guaranty Trust Company, 5.71%, 1/06/98 ..............................................       4,996,619

    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY MONEY FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount ($)                                                                                                          Value ($)
      5,000,000    National Bank of Detriot, 5.76%, 2/03/98 ...................................................       4,996,934
                                                                                                                    -----------
                   Total Certificates Of Deposit (Cost $59,998,768) ...........................................      60,004,544
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY OBLIGATIONS 9.0%
-------------------------------------------------------------------------------------------------------------------------------

     17,000,000    Federal National Mortgage Association, 5.29%, 7/14/99* .....................................      16,911,260
     10,000,000    Student Loan Marketing Association, 5.41%, 10/30/97* .......................................      10,004,623
     15,500,000    Student Loan Marketing Association, 5.29%, 7/12/99* ........................................      15,475,200
                                                                                                                    -----------
                   Total U. S. Government Agency Obligations (Cost $42,500,000) ...............................      42,391,083
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   SHORT-TERM NOTES 18.1%
-------------------------------------------------------------------------------------------------------------------------------

Financial
     10,000,000    American Express Centurion Bank, 5.626%, 4/24/98* ..........................................       9,998,200
     15,000,000    Bank One, Columbus, N.A., 5.52%, 6/10/98* ..................................................      15,015,600
     10,000,000    Bank of America Illinois, 6.15%, 5/05/98 ...................................................      10,016,629
     20,000,000    Bankers Trust Co., Medium-Term Note, 5.71%, 4/14/98* .......................................      20,000,000
      5,000,000    FCC National Bank Note, 5.725%, 1/07/98 ....................................................       4,996,792
     10,000,000    FCC National Bank Note, 5.59%, 11/07/97 ....................................................       9,997,021
     15,000,000    First Bank Minnesota Corp., 5.616%, 11/19/97* ..............................................      15,001,720
                                                                                                                    -----------
                   Total Short-Term Notes (Cost $85,005,147) ..................................................      85,025,962
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                   % OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------

                   Total Investment Portfolio (Cost $469,876,834) (a) ....................         99.7             469,756,371
                   Other Assets and Liabilities, Net .....................................          0.3               1,554,496
                                                                                                  -----             -----------
                   Net Assets ............................................................        100.0             471,310,867
                                                                                                  =====             ===========
-------------------------------------------------------------------------------------------------------------------------------

* Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury bill rate. These securities are shown at their rate as of September 30, 1997.

**    (Unaudited) Bond equivalent yield to maturity; not a coupon rate.

(a) At September 30, 1997, the net unrealized depreciation on investments based on cost for federal income tax purposes of $469,876,834 was as follows:

      Aggregate gross unrealized appreciation for all investments in
      which there is an excess of value over tax cost                 $  45,640

      Aggregate gross unrealized depreciation for all investments in
      which there is an excess of tax cost over value                  (166,103)
                                                                      ---------

      Net unrealized depreciation                                     $(120,463)
                                                                      =========
--------------------------------------------------------------------------------
      At September 30, 1997, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $132,230, of which $74,841 expires September 30, 2004, and $57,389 expires September 30, 2005. In addition, from November 1, 1996 through September 30, 1997, the Fund incurred approximately $3,906 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1998.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY TAX FREE MONEY FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                                                                    Principal        Credit
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   MUNICIPAL INVESTMENTS 101.0%
-----------------------------------------------------------------------------------------------------------------------------

ALASKA
Alaska Housing Finance Corp., General Mortgage Revenue,
   Series 1991-A, Weekly Demand Note, 4%, 6/01/26* ............................     3,000,000        A1+            3,000,000
ARIZONA
Apache County, AZ, Industrial Development Authority, Tucson Electric
   Power Co., 1983 Series C, Weekly Demand Note, 4.15%, 12/15/18* .............     1,000,000        A1             1,000,000
Maricopa County, AZ, Pollution Control Revenue:
   Palos Verde Project, Series 1985F, Tax Exempt Commercial Paper,
      3.7%, 1/20/98 ...........................................................     1,500,000        A1             1,500,000
   Public Service of New Mexico, Weekly Demand Note, 4%, 11/01/22* ............     4,000,000        A1+            4,000,000
Pima County, AZ, Industrial Development Authority,
   Tucson Electric Power Co.:
      Series 1982, Weekly Demand Note, 4.15%, 10/01/22* .......................     3,900,000        A1+            3,900,000
      Series 1992 A, Weekly Demand Note, 4.15%, 7/01/22* ......................     1,000,000        A1+            1,000,000
Pinal County, AZ, Pollution Control Revenue, Magma Copper, Weekly
   Demand Note, 4.15%, 12/01/11* ..............................................     1,900,000        A1             1,900,000
CALIFORNIA
Los Angeles County, CA, Tax and Revenue Anticipation Notes,
   Series 1997 A, 4.5%, 6/30/98 ...............................................     2,000,000        SP1+           2,009,326
COLORADO
Clear Creek County, CO, Colorado Counties Financing Program,
   Series 1988, Weekly Demand Note, 4.1%, 6/01/98* ............................        55,000        A1+               55,000
Colorado Health Facilities Authority, Composite Issue for Kaiser
   Permanente, 1995 Series A, Weekly Demand Note, 4%, 8/01/15* ................     3,000,000        A1+            3,000,000
DISTRICT OF COLUMBIA
District of Columbia, Tax and Revenue Anticipation Note, Series 1997B,
   4.5%, 9/30/98 ..............................................................     1,500,000        SP1+           1,509,060
FLORIDA
City of Gainesville, FL, Utilities System, Series C, Tax Exempt
   Commercial Paper, 3.7%, 11/14/97 ...........................................     1,000,000        A1+            1,000,000
Dade County, FL, Industrial Development Authority Revenue,
   Dolphins Stadium Project:
      Series C, Weekly Demand Note, 4.1%, 1/01/16* ............................     1,000,000        A1+            1,000,000
      Series D, Weekly Demand Note, 4.1%, 1/01/16* ............................     1,300,000        A1+            1,300,000
Palm Beach County, FL, Tax Exempt Commercial Paper,
   3.7%, 1/12/98 (c) ..........................................................     2,000,000        AAA            2,000,000
Putnam County, FL, Pollution Control Revenue, Seminole Electric
   Cooperative Finance Corp., 1984 Series H-1, Weekly Demand Note,
   4.1%, 3/15/14* .............................................................     4,150,000        A1+            4,150,000
INDIANA
City of Sullivan, IN, National Rural Utilities Cooperative Finance Corp.,
   Hoosier Energy Rural Electric, Tax Exempt Commercial Paper,
   3.75%, 12/11/97 ............................................................     1,790,000        A1+            1,790,000
Indiana Bond Bank, Advance Funding Notes, Series 1997 A-2,
   4.25%, 1/21/98 .............................................................     3,000,000        MIG1           3,004,892

    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY TAX FREE MONEY FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Jasper County, IN, Pollution Control Revenue, Series 88C, Tax Exempt
   Commercial Paper, 3.75%, 1/13/98 ...........................................     1,000,000        A1+            1,000,000
IOWA
Iowa Schools Cash Anticipation Program, Series 1997 A, 4.5%,
   6/26/98 (c) ................................................................     1,000,000        SP1+           1,004,948
West Des Moines, IA, Commercial Development Revenue, Greyhound
   Lines, Weekly Demand Note, 4.05%, 12/01/14* ................................     6,400,000        A1+            6,400,000
KENTUCKY
Kentucky Development Finance Authority, Healthcare System,
   Appalachian Regional Health Care, Series 1991, Weekly Demand Note,
   4.1%, 9/01/06* .............................................................     6,300,000        VMIG1          6,300,000
MARYLAND
Anne Arundel County, MD, Baltimore Electric & Gas Company,
   Tax Exempt Commercial Paper, 3.85%, 11/14/97 ...............................       800,000        A1               800,000
MASSACHUSETTS
Massachusetts Bay Transportation Authority, Series 1997B, 4.25%,
   9/04/98 ....................................................................     1,000,000        SP1            1,005,612
MINNESOTA
Cottage Grove, MN, Minnesota Mining and Manufacturing, Series 1982,
   Weekly Demand Note, 4.071%, 8/01/12* .......................................       300,000        AAA              300,000
Southern Minnesota Municipal Power Agency, Power Supply System,
   Series B, Tax Exempt Commercial Paper, 3.75%, 11/21/97 .....................     1,300,000        P1             1,300,000
MISSOURI
Missouri Health & Educational Facilities Authority Revenue,
   Washington University, Series 1996 C, Variable Rate Demand Note,
   3.85%, 9/01/30* ............................................................     1,000,000        VMIG1          1,000,000
NEVADA
Clark County, NV, Airport System, McCarran International Airport,
   Series A, Weekly Demand Note, 4.1%, 7/01/12 (c)* ...........................     5,100,000        A1+            5,100,000
NEW HAMPSHIRE
New Hampshire Business Finance Authority, Connecticut Light & Power,
   Weekly Demand Note, 4.15%, 12/01/22* .......................................     1,700,000        A1+            1,700,000
NEW MEXICO
Albuquerque, NM, Gross Receipts/Lodgers Tax, Series 1991,
   Weekly Demand Note, 4.15%, 7/01/22* ........................................     2,000,000        A1+            2,000,000
NEW YORK
New York City, NY, General Obligation, Series A-4, Daily Demand
   Note, 3.8%, 8/01/22* .......................................................     1,100,000        VMIG1          1,100,000
State of New York, General Obligation, Bond Anticipation Note, Series T,
   Tax Exempt Commercial Paper, 3.6%, 11/06/97 ................................     1,500,000        A1             1,500,000
OHIO
Hamilton County, OH, Franciscan Sisters of the Poor Health System,
   Series A, Daily Demand Note, 3.95%, 3/01/17* ...............................       300,000        VMIG1            300,000

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA
Emmaus, PA, General Authority, Local Government Revenue Bond
   Pool Program:
      1989 Series E, Weekly Demand Note, 4.2%, 3/01/24* .......................     1,800,000        A1             1,800,000
      1989 Series E-6, Weekly Demand Note, 4.15%, 3/01/24* ....................     2,000,000        A1+            2,000,000
      1989 Series E-8, Weekly Demand Note, 4.15%, 3/01/24* ....................     1,200,000        A1+            1,200,000
Philadelphia, PA, School District General Obligation, Series 1993A,
   4.5%, 7/01/98 (c) ..........................................................     2,000,000        AAA            2,008,712
Philadelphia, PA, Tax and Revenue Anticipation Note, Series 1997A,
   4.5%, 6/30/98 ..............................................................     2,000,000        MIG1           2,007,163
Temple University of the Commonwealth, PA, Higher Education,
   Series 1997, 4.75%, 5/18/98 ................................................     3,000,000        SP1+           3,015,382
SOUTH CAROLINA
South Carolina Public Service Authority, Series 1997, Tax Exempt
   Commercial Paper, 3.75%, 10/21/97 ..........................................     1,000,000        A1             1,000,000
TENNESSEE
Franklin, TN, Industrial Development Revenue, Franklin Oaks
   Apartments, Weekly Demand Note, Series 1985, 4.15%, 12/15/21* ..............     5,000,000        VMIG1          5,000,000
TEXAS
Grapevine, TX, Industrial Development Revenue Bond, Variable Rate
   Demand Note, 3.85%, 12/01/24* ..............................................       800,000        P1               800,000
Harris County Children's Hospital, Series 1996, Weekly Demand Note,
   4.1%, 8/01/20* .............................................................     1,000,000        A1+            1,000,000
Harris County, TX, Tax Anticipation Note, Series 1997,
   4.25%, 2/27/98 .............................................................     1,000,000        MIG1           1,002,112
Harris County, TX, Health Facilities Authority, Saint Lukes:
   Series A, Daily Demand Note, 3.85%, 2/15/27* ...............................       300,000        A1+              300,000
   Series B, Daily Demand Note, 3.85%, 2/15/27* ...............................       900,000        A1+              900,000
State of Texas, Tax and Revenue Anticipation Note, Series 1998A,
   4.75%, 8/31/98 .............................................................     1,000,000        MIG1           1,008,106
State of Texas, General Obligation, Veterans Housing Assistance
   Refunding Bonds, Series 1995, Weekly Demand Note, 4.1%,
   12/01/16* ..................................................................     1,500,000        A1+            1,500,000
Texas Municipal Power Agency, Bond Anticipation Note, Tax
   Exempt Commercial Paper, 3.7%, 1/20/98 .....................................     1,100,000        A1             1,100,000
UTAH
Salt Lake City, UT, Tax Exempt Commercial Paper, 3.7%, 11/13/97 ...............     1,000,000        A1+            1,000,000
State of Utah, General Obligation Highway, Series 1997B,
   Tax Exempt Commercial Paper, 3.8%, 10/07/97 ................................     2,000,000        A1+            2,000,000
VERMONT
Vermont Educational & Health Buildings Financing Agency Revenue,
   Capital Asset Financing, Series 2005-A, Weekly Demand Note,
   4.1%, 8/01/05* .............................................................     3,200,000        VMIG1          3,200,000
WASHINGTON
Seattle, WA, Municipal Light & Power, Series 1993, Weekly Demand
   Note, 4%, 11/01/18* ........................................................     1,900,000        A1+            1,900,000

    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY TAX FREE MONEY FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
WYOMING
Sweetwater County, WY, Pollution Control Revenue Refunding,
   Pacificorp Project, 1990 Series A, Weekly Demand Note,
   4%, 7/01/15* ...............................................................     2,000,000        VMIG1          2,000,000
Total Municipal Investments (Cost $103,670,313) ...............................                                   103,670,313

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                     % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

                   Total Investment Portfolio (Cost $103,670,313) (a) .........                   101.0           103,670,313
                   Other Assets and Liabilities, Net ..........................                    (1.0)           (1,056,420)
                                                                                                  -----           -----------
                   Net Assets .................................................                   100.0           102,613,893
                                                                                                  =====           ===========
-----------------------------------------------------------------------------------------------------------------------------

* Floating rate demand notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

(a) At September 30, 1997, the cost for federal income tax purposes of $103,670,313.

(b) (Unaudited) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder (SS&C) have been determined to be of comparable quality to rated eligible securities.

(c) (Unaudited) Bond is insured by one of these companies: AMBAC, FGIC, FSA, BIG, or MBIA.

--------------------------------------------------------------------------------

      At September 30, 1997, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $655,541, of which $19,559 expires September 30, 1999, $323,801 expires September 30, 2000, $401 expires September 30, 2001, $89,046 expires September 30, 2003, $5,140 expires September 30, 2004, and $217,594 expires September 30, 2005. In addition, from November 1, 1996 through September 30, 1997, the Fund incurred approximately $102,679 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1998.

--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

    The accompanying notes are an integral part of the financial statements

AARP GNMA and U.S. Treasury Fund

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($)                                                                                                          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 4.0%
-----------------------------------------------------------------------------------------------------------------------------

     96,622,000    Repurchase Agreement with Donaldson, Lufkin and Jenrette dated 9/30/97 at 6.02%
                      to be repurchased at $96,638,157 on 10/01/97 collateralized by
                      a $96,561,000 U.S. Treasury Note, 6%, 8/15/99 .........................................      96,622,000
     73,000,000    Repurchase Agreement with Salomon Brothers dated 9/30/97 at 6.125% to be repurchased at $73,012,420 on 10/01/97 collateralized by
                      a $62,010,000 U.S. Treasury Bond, 8.125%, 8/15/19 .....................................      73,000,000
     12,000,000    Repurchase Agreement with State Street Bank and Trust Company dated 9/30/97 at 6% to be repurchased at $12,002,000 on 10/01/97 collateralized by
                      a $12,210,000 U.S. Treasury Note, 6.125%, 3/31/98 .....................................      12,000,000
                                                                                                                -------------
                   Total Repurchase Agreements (Cost $181,622,000) ..........................................     181,622,000
                                                                                                                -------------
-----------------------------------------------------------------------------------------------------------------------------
   U.S. TREASURY OBLIGATIONS 20.3%
-----------------------------------------------------------------------------------------------------------------------------

    250,000,000    U.S. Treasury Note, 5.375%, 11/30/97 .....................................................     250,000,000
    200,000,000    U.S. Treasury Note, 5.25%, 12/31/97 ......................................................     199,968,000
    180,000,000    U.S. Treasury Note, 5.5%, 2/28/99 ........................................................     179,409,600
    200,000,000    U.S. Treasury Note, 6.375%, 5/15/00 ......................................................     202,374,000
    100,000,000    U.S. Treasury Note, 5.5%, 11/15/98 .......................................................      99,766,000
                                                                                                                -------------
                   Total U. S. Treasury Obligations  (Cost $932,878,906) ....................................     931,517,600
                                                                                                                -------------

-----------------------------------------------------------------------------------------------------------------------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 79.3%
-----------------------------------------------------------------------------------------------------------------------------

    278,062,162    6.5% with various maturities to 9/15/25 ..................................................     272,945,491
    710,640,982    7% with various maturities to 7/15/25 ....................................................     713,075,381
     39,208,348    7.125% with various maturities to 9/15/24 ................................................      40,409,979
    748,766,034    7.5% with various maturities to 9/15/27 ..................................................     761,950,976
    890,038,904    8% with various maturities to 7/15/27 (b) ................................................     921,534,055
    164,141,932    8.5% with various maturities to 9/15/22 ..................................................     173,459,423
    295,125,474    9% with various maturities to 11/15/25 ...................................................     319,080,776
    209,460,578    9.5% with various maturities to 9/15/24 ..................................................     227,882,584
    151,875,628    10% with various maturities to 3/15/25 ...................................................     168,926,213
         42,464    10.25%, 12/15/98 .........................................................................          44,441
     14,507,665    10.5% with various maturities to 1/20/21 .................................................      16,304,223
      3,105,215    11.5% with various maturities to 2/15/16 .................................................       3,577,751
      6,362,423    12% with various maturities to 7/15/15 ...................................................       7,437,849
      4,761,039    12.5% with various maturities to 8/15/15 .................................................       5,625,209
        938,535    13% with various maturities to 8/20/15 ...................................................       1,117,986
        701,647    13.5% with various maturities to 10/15/14 ................................................         844,838
        295,359    14% with various maturities to 12/15/14 ..................................................         356,154
         94,630    14.5%, 10/15/14 ..........................................................................         115,152
        190,602    15% with various maturities to 10/15/12 ..................................................         232,744
        163,342    16%, 2/15/12 .............................................................................         200,195
                                                                                                                -------------
                   Total Government National Mortgage Association (Cost $3,550,215,482) .....................   3,635,121,420
                                                                                                                -------------

    The accompanying notes are an integral part of the financial statements

AARP GNMA and U.S. Treasury Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                     % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

                   Total Investment Portfolio (Cost $4,664,716,388) (a) ....................      103.6         4,748,261,020
                   Other Assets and Liabilities, Net .......................................       (3.6)         (164,280,560)
                                                                                                  -----         -------------
                   Net Assets ..............................................................      100.0         4,583,980,460
                                                                                                  =====         =============

*     Effective maturities will be shorter due to prepayments.

(a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $4,664,716,388 was as follows:

      Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost ..........................................     $ 90,347,064

      Aggregate gross unrealized depreciation for all
      investments in which there is an excess of
      tax cost over value ....................................       (6,802,432)
                                                                  -------------

      Net unrealized appreciation ............................    $  83,544,632
                                                                  =============

(b)   When-issued or forward delivery pools included.
--------------------------------------------------------------------------------
      Purchases and sales of investment securities, all of which were U.S. Government and U.S. Government agencies' obligations (excluding short-term investments) for the year ended September 30, 1997, aggregated $4,050,070,014 and $4,415,045,854, respectively.
--------------------------------------------------------------------------------
      At September 30, 1997, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $316,261,626, all of which expires September 30, 2003. In addition, from November 1, 1996 through September 30, 1997, the Fund incurred approximately $6,993,048 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1998.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY BOND FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($)                                                                                                          Value ($)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENT 5.7%
-----------------------------------------------------------------------------------------------------------------------------

     25,971,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/97 at 6.02%
                      to be repurchased at $25,975,343 on 10/01/97, collateralized by a $25,394,000
                      U.S. Treasury Note, 6.625%, 7/31/01 (Cost $25,971,000) ................................      25,971,000
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   U.S. TREASURY OBLIGATIONS 20.6%
-----------------------------------------------------------------------------------------------------------------------------

     40,000,000    U.S. Treasury Note, 5.75%, 10/31/97 ......................................................      40,012,400
      6,500,000    U.S. Treasury Note, 5.875%, 8/15/98 ......................................................       6,511,180
     20,000,000    U.S. Treasury Note, 6.75%, 5/31/99 .......................................................      20,300,000
     12,500,000    U.S. Treasury Note, 6.875%, 7/31/99 ......................................................      12,722,625
     14,000,000    U.S. Treasury Note, 6.25%, 10/31/01 ......................................................      14,126,840
                                                                                                                  -----------
                   Total U. S. Treasury Obligations (Cost $93,998,750) ......................................      93,673,045
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 13.4%
-----------------------------------------------------------------------------------------------------------------------------

     26,297,261    8% with various maturities to 4/15/27 ....................................................      27,217,717
     33,045,074    7.5% with various maturities to 9/15/27 ..................................................      33,612,789
                                                                                                                  -----------
                   Total Government National Mortgage Association (Cost $59,926,976) ........................      60,830,506
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY PASS-THRUS* 10.8%
-----------------------------------------------------------------------------------------------------------------------------

      8,190,493    Federal Home Loan Mortgage Corp. 8%, 4/01/08 .............................................       8,432,932
      9,533,592    Federal Home Loan Mortgage Corp. 7.79%, 9/01/24 ..........................................       9,920,942
      7,083,331    Federal National Mortgage Association 8.5%, 11/01/09 .....................................       7,402,081
     12,381,444    Federal National Mortgage Association 8% with various maturities to 12/01/09 .............      12,763,411
     10,988,012    Federal National Mortgage Association 6.5%, 11/01/25 .....................................      10,737,265
                                                                                                                  -----------
                   Total U. S. Government Agency Pass-Thrus (Cost $49,171,515) ..............................      49,256,631
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   FOREIGN BONDS -- U.S. $ DENOMINATED 2.2%
-----------------------------------------------------------------------------------------------------------------------------

     10,000,000    Abbey National PLC Global Medium-Term Note, 6.69%, 10/17/05
                      (Cost $9,997,100) .....................................................................      10,022,300
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   ASSET BACKED 13.9%
-----------------------------------------------------------------------------------------------------------------------------

Automobile Receivables 3.0%
     13,500,000    Ford Credit Automobile Trust Series 1996-B A3, 6.1%, 3/15/00 .............................      13,516,875
                                                                                                                  -----------
Credit Card Receivables 1.1%
      5,000,000    Advanta Corp. Series 1997-1 A4, 7.65%, 5/25/27 ...........................................       5,143,750
                                                                                                                  -----------
Home Equity Loans 4.8%
     10,000,000    Contimortgage Home Equity Loan Trust, Series 1997-3 M1-F, 7.31%, 8/15/28 .................      10,184,375
      6,682,000    The Money Store Home Equity Loan Trust Series 1996-B A1, 6.72%, 2/15/10 ..................       6,677,791
      5,000,000    The Money Store Home Equity Series 1997-A A6, 7.21%, 10/15/21 ............................       5,114,063
                                                                                                                  -----------
                                                                                                                   21,976,229
                                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($)                                                                                                          Value ($)
-----------------------------------------------------------------------------------------------------------------------------

Manufactured Housing 5.0%
      3,750,000    Associated Manufactured Housing Corp., Series 1997-1 B1, 7.6%, 6/15/28 ...................       3,868,945
      4,500,000    Green Tree Financial Corp., Series 1995-6 B1, 7.7%, 9/15/26 ..............................       4,619,520
      4,000,000    Green Tree Financial Corp., Series 1997-1 B1, 7.23%, 3/15/28 .............................       4,009,063
      1,500,000    Green Tree Financial Corp., Series 1997-2 B2, 8.05%, 4/15/28 .............................       1,561,172
      3,730,000    Green Tree Financial Corp., Series 1995-10 B1, 7.05%, 2/15/27 ............................       3,765,406
      4,500,000    Merrill Lynch Mortgage Investors Inc., "B", Series 1991-D, 9.85%, 7/15/11 ................       4,736,250
                                                                                                                  -----------
                                                                                                                   22,560,356
                                                                                                                  -----------
                   Total Asset Backed (Cost $62,115,271) ....................................................      63,197,210
                                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS 32.1%
-----------------------------------------------------------------------------------------------------------------------------

Consumer Staples 2.5%
     10,000,000    Coca Cola Enterprises, Inc., 8.5%, 2/01/22 ...............................................      11,470,000
                                                                                                                  -----------
Financial 10.2%
      1,500,000    American Express Credit Corp., 11.625%, 12/12/00 .........................................       1,544,250
     15,000,000    Associates Corp. of North America, 6.625%, 5/15/01 .......................................      15,126,000
     10,000,000    Deutsche Bank, 7.5%, 4/25/09 .............................................................      10,567,400
      5,500,000    Shurgard Storage Centers, Inc. (REIT), 7.5%, 4/25/04 .....................................       5,701,520
      5,000,000    Susa Partnership L.P., 8.2%, 6/01/17 .....................................................       5,281,250
      8,250,000    Taubman Realty Group L.P., Medium-Term Note, 7%, 10/01/03 ................................       8,346,690
                                                                                                                  -----------
                                                                                                                   46,567,110
                                                                                                                  -----------
Media 1.6%
      7,000,000    A.H. Belo Corp., 7.75%, 6/01/27 ..........................................................       7,321,650
                                                                                                                  -----------
Service Industries 2.2%
     10,000,000    ServiceMaster L.P., 7.45%, 8/15/27 .......................................................      10,087,500
                                                                                                                  -----------
Durables 1.8%
      7,500,000    Northrop Grumman Corp., 7.875%, 3/01/26 ..................................................       8,065,800
                                                                                                                  -----------
Technology 3.2%
     15,000,000    International Business Machines Corp., 7%, 10/30/45 ......................................      14,583,150
                                                                                                                  -----------
Energy 2.9%
      2,500,000    Lyondell Petrochemical Co., 7.55%, 2/15/26 ...............................................       2,509,400
                                                                                                                  -----------
     10,000,000    Norsk Hydro AS, 7.75%, 6/15/23 ...........................................................      10,598,100
                                                                                                                  -----------
                                                                                                                   13,107,500
                                                                                                                  -----------
Metals & Minerals 1.5%
      6,500,000    Potash Corp., 7.125%, 6/15/07 ............................................................       6,627,400
                                                                                                                  -----------
Transportation 4.1%
     13,500,000    Continental Airlines Inc., Series 1997-1A, 7.461%, 4/01/15 ...............................      14,145,300
      4,000,000    Norfolk Southern Corp., 7.8%, 5/15/27 ....................................................       4,283,880
                                                                                                                  -----------
                                                                                                                   18,429,180
                                                                                                                  -----------
Utilities 2.1%
     10,000,000    Public Service Electric & Gas Co., 1st Refunding Mortgage, 6.25%, 1/01/07 ................       9,655,400
                                                                                                                  -----------
                   Total Corporate Bonds (Cost $141,260,543) ................................................     145,914,690
                                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                  % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

                   Total Investment Portfolio (Cost $442,441,155) (a) ....................         98.7           448,865,382
                   Other Assets and Liabilities, Net .....................................          1.3             6,004,136
                                                                                                  -----           -----------
                   Net Assets ............................................................        100.0           454,869,518
                                                                                                  =====           ===========

*     Effective maturities will be shorter due to prepayments.

(a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $442,441,155 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost .........  $ 7,613,705

      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value .........   (1,189,478)
                                                                    -----------

      Net unrealized appreciation ................................  $ 6,424,227
                                                                    ===========
--------------------------------------------------------------------------------
      The aggregate face value of futures contracts opened and closed during the year ended September 30, 1997 was $2,264,764,844.
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments, and U.S. Government and U.S. Government agencies' obligations) for the year ended September 30, 1997 aggregated $220,023,243 and $92,541,818, respectively. Purchases and sales of obligations of the U.S. Government and U.S. Government agencies aggregated $138,952,123 and $266,185,773, respectively.
--------------------------------------------------------------------------------
      At September 30, 1997, and to the extent provided in regulations, the Fund had a capital loss carryforward of approximately $8,993,357, of which $7,756,158 expires September 30, 2003, and $1,237,199 expires September 30, 2005. In addition, from November 1, 1996 through September 30, 1997, the Fund incurred approximately $1,252,429 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1998.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   SHORT-TERM MUNICIPAL INVESTMENTS (UNDER 1 YEAR) - 0.5%
-----------------------------------------------------------------------------------------------------------------------------

INDIANA
Jasper County, IN, Pollution Control Revenue, Northern Indiana Public
   Services, Series C, Daily Demand Bond, 3.8%, 4/01/19* .......................    1,400,000        VMIG1          1,400,000
MASSACHUSETTS
Massachusetts Health & Educational Facilities Authority, Brigham and
   Women's Hospital, Series A, Weekly Demand Note, 4.1%,
   7/01/17* ....................................................................      900,000        AA               900,000
OHIO
Cuyahoga County, OH, Health & Education, University Hospital of
   Cleveland, Daily Demand Note, 3.85%, 1/01/16* ...............................    3,400,000        VMIG1          3,400,000
PUERTO RICO
Puerto Rico, Series 1996, Variable Rate Demand Bond, 3.65%,
   7/01/11* (c) ................................................................    2,000,000        AAA            2,000,000
TEXAS
Harris County, TX, Health Facilities Authority, Saint Lukes, Daily
   Demand Note:
      Series A, 3.85%, 2/15/27* ................................................      400,000        A1+              400,000
      Series B, 3.85%, 2/15/27* ................................................    1,000,000        A1+            1,000,000
                                                                                                                -------------
Total Short-Term Municipal Investments (Cost $9,100,000) .......................                                    9,100,000
                                                                                                                -------------

-----------------------------------------------------------------------------------------------------------------------------
   LONG-TERM MUNICIPAL INVESTMENTS (OVER 1 YEAR) - 97.8%
-----------------------------------------------------------------------------------------------------------------------------

ALASKA
Alaska Housing Finance Corp., Veterans Mortgage Project, 8.1%,
   9/01/20 .....................................................................    3,675,000        AAA            3,748,537
Anchorage, AK, Electric Utility Revenue, 6.5%, 12/01/07 (c) ....................    2,620,000        AAA            2,993,009
North Slope Borough, AK, General Obligation Capital Appreciation:
   Series 1997A, Zero Coupon, 6/30/08 (c) ......................................    7,000,000        AAA            4,116,560
   Series A, Zero Coupon, 6/30/06 (c) ..........................................    4,000,000        AAA            2,630,000
   Series B, Zero Coupon:
      1/01/03 (c) ..............................................................   16,000,000        AAA           12,580,640
      6/30/04 (c) ..............................................................   15,500,000        AAA           11,305,390
      6/30/05 (c) ..............................................................   25,600,000        AAA           17,752,064
ARIZONA
Arizona Municipal Finance Program, Certificate of Participation,
   Series 25, 7.875%, 8/01/14 (c) ..............................................    3,500,000        AAA            4,602,500
Maricopa County, AZ, School District #28, Kyrene Elementary, Series B,
   Zero Coupon, 1/01/04 (c) ....................................................    4,000,000        AAA            3,004,440
Maricopa County, AZ, School District #6, Washington Elementary,
   Series B, 4.1%, 7/01/13 (c) .................................................    2,950,000        AAA            2,578,300
Maricopa County, AZ, Unified School District #41, Gilbert School,
   Zero Coupon, 1/01/05 (c) ....................................................    5,280,000        AAA            3,775,042
CALIFORNIA
Alameda County, CA, Certificate of Participation, Santa Rita Jail Project,
   5.375%, 6/01/09 (c) .........................................................    8,995,000        AAA            9,526,694

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Banning, CA, Wastewater, Certificate of Participation:
   8%, 1/01/19 (c) .............................................................      960,000        AAA            1,294,061
   8%, 1/01/19 (c) .............................................................    1,080,000        AAA            1,455,818
Big Bear Lake, CA, Series 1996, 6%, 4/01/11 (c) ................................    3,800,000        AAA            4,233,276
California Housing Finance Agency, 5.7%, 8/01/16 (c) ...........................    5,175,000        AAA            5,270,893
California Housing Finance Agency, 5.3%, 8/01/14 (c) ...........................    3,460,000        AAA            3,506,745
California State Public Works Board, Lease Revenue, Series A, 6.3%,
   12/01/06 (c) (d) ............................................................    8,095,000        AAA            9,211,867
Irvine Ranch, CA, Water District, 7.875%, 2/15/23 ..............................    3,000,000        A              3,042,750
Los Angeles County, CA, Capital Asset Leasing, 6%, 12/01/06 (c) ................    9,000,000        AAA            9,990,180
Los Angeles County, CA, Public Works Authority:
   Series 1996B, 5.25%, 9/01/11 (c) ............................................    3,000,000        AAA            3,052,290
   Series 1996A, 6%, 9/01/04 (c) ...............................................    2,920,000        AAA            3,208,759
Los Angeles County, CA, Public Works Finance Authority, Lease
   Revenue, Multiple Projects IV, 4.75%, 12/01/10 (c) ..........................   11,140,000        AAA           10,862,503
Madera County, CA, Certificates of Participation, Valley Children's
   Hospital, 6.5%, 3/15/10 (c) .................................................    2,840,000        AAA            3,291,617
Oakland, CA, Redevelopment Agency, Tax Allocation, 6%,
   2/01/07 (c) .................................................................    2,000,000        AAA            2,223,280
Riverside, CA, Transportation Commission, Sales Tax Revenue, Series A,
   5.7%, 6/01/06 (c) ...........................................................    5,400,000        AAA            5,892,966
San Diego Water Authority, CA, Certificate of Participation:
   5.632%, 4/25/07 (c) .........................................................    6,300,000        AAA            6,782,265
   5.681%, 4/22/09 (c) .........................................................    4,500,000        AAA            4,848,435
San Francisco, CA, Bay Area Rapid Transit District, Sales Tax Revenue
   Refunding, 6.75%, 7/01/10 (c) ...............................................    2,000,000        AAA            2,370,680
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
   Revenue, Capital Appreciation, Refunding, Series 1997A, Zero
   Coupon, 1/15/12 (c) .........................................................    3,000,000        AAA            1,424,460
San Joaquin, CA, Certificate of Participation, County Public Facilities
   Project, 5.5%, 11/15/13 (c) .................................................    2,000,000        AAA            2,109,680
Sweetwater Authority, CA, Water Revenue, 5.25%, 4/01/10 (c) ....................   10,000,000        AAA           10,428,900
Three Valleys Municipal Water District Certificates of Participation, CA,
   5%, 11/01/14 (c) ............................................................    3,000,000        AAA            2,939,130
Whittier, CA, Presbyterian Intercommunity Hospital, Health Facilities
   Revenue, 6.25%, 6/01/08 (c) .................................................    1,780,000        AAA            2,015,672
COLORADO
Castle Rock Ranch, CO, Public Facilities Revenue:
   6.3%, 12/01/07 ..............................................................    3,115,000        AA             3,429,272
   6.4%, 12/01/08 ..............................................................    3,310,000        AA             3,672,677
   6.375%, 12/01/11 ............................................................    2,000,000        AA             2,205,840
Mesa County, CO, Residual Revenue, Single Family Housing, ETM,
   Zero Coupon, 12/01/11** (c) .................................................    3,855,000        AAA            1,857,455
CONNECTICUT
Connecticut Resource Recovery Authority:
   Series 1996, 6.25%, 11/15/05 (c) ............................................    2,000,000        AAA            2,224,360
   Series 1996A, 6.25%, 11/15/06 (c) ...........................................    4,525,000        AAA            5,065,240
Connecticut State Health Facility Authority, Series 1992B, 6.15%,
   11/15/04 ....................................................................    5,000,000        AA             5,222,300

     The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA
District of Colombia, General Obligation:
   6.5%, 6/01/10 (c) ...........................................................    2,270,000        AAA            2,581,943
   Series B, Zero Coupon, 6/01/00 (c) ..........................................    3,500,000        AAA            3,117,730
   Series B, 6.125%, 6/01/03 (c) ...............................................    4,000,000        AAA            4,319,720
   Refunding, 1993 Series A, 5.875%, 6/01/05 (c) ...............................    4,750,000        AAA            5,108,720
   Series B, 5.4%, 6/01/06 (c) (d) .............................................   18,905,000        AAA           19,782,192
   Series B3, 5.4%, 6/01/06 (c) ................................................   10,000,000        AAA           10,464,000
   Series B, 5.5%, 6/01/07 (c) (d) .............................................   25,000,000        AAA           26,319,500
   Series B, 5.5%, 6/01/08 (c) (d) .............................................   21,300,000        AAA           22,459,146
   Series A, Prerefunded 6/1/99 at 102, 7.5%, 6/01/09*** (c) ...................    5,000,000        AAA            5,373,100
   Series B, 5.5%, 6/01/09 (c) (d) .............................................   16,150,000        AAA           16,958,307
   Series B, 5.5%, 6/01/09 (c) .................................................    2,840,000        AAA            2,982,142
   Series B, 5.5%, 6/01/10 (c) (d) .............................................   15,590,000        AAA           16,284,067
   Series B, 5.5%, 6/01/12 (c) .................................................    1,050,000        AAA            1,090,729
FLORIDA
Florida Department of Environmental Preservation, Series A, 4.75%,
   7/01/12 (c) .................................................................   10,000,000        AAA            9,549,600
Florida Municipal Power Agency, Stanton II Project, 4.5%, 10/01/16 (c) .........    4,400,000        AAA            3,880,580
GEORGIA
Cobb County, GA, Kennestone Hospital Authority, Series A, 5.625%,
   4/01/11 (c) .................................................................    2,305,000        AAA            2,461,602
Macon-Bibb County, GA, Hospital Authority, Medical Center of Central
   Georgia, Series C, 5.25%, 8/01/11 (c) .......................................    6,975,000        AAA            7,217,730
Municipal Electric Authority of Georgia, 5th Crossover, Project #1, 6.4%,
   1/01/13 (c) .................................................................    3,500,000        AAA            3,990,000
HAWAII
Hawaii State, General Obligation, Series 1992 BZ, 6%, 10/01/09 (c) .............    2,000,000        AAA            2,217,040
ILLINOIS
Central Lake County, IL, Joint Action Water Agency, Refunding Revenue,
   Zero Coupon, 5/01/02 (c) ....................................................    2,245,000        AAA            1,823,995
Chicago O'Hare International Airport, IL, Refunding Revenue:
   Series 1996A, 6%, 1/01/06 (c) ...............................................    2,000,000        AAA            2,178,840
   Series C, 5%, 1/01/11 (c) ...................................................    6,500,000        AAA            6,537,115
Chicago, IL, Board of Education, 6.125%, 1/01/06 (c) ...........................    4,000,000        AAA            4,403,080
Chicago, IL, Wastewater Transmission Revenue:
   5.5%, 1/01/09 (c) (d) .......................................................   11,990,000        AAA           12,744,411
   5.5%, 1/01/10 (c) ...........................................................    7,220,000        AAA            7,656,016
Chicago, IL, General Obligation:
   6.25%, 1/01/11 (c) ..........................................................    3,000,000        AAA            3,366,150
   Emergency Telephone System, 5.55%, 1/01/08 (c) (d) ..........................    5,820,000        AAA            6,189,163
   Series A, 5.375%, 1/01/13 (c) (d) ...........................................   15,410,000        AAA           15,887,248
   Series B, 5.125%, 1/01/15 (c) ...............................................    9,550,000        AAA            9,484,391
   Series B, 5%, 1/01/10 (c) ...................................................    5,200,000        AAA            5,232,760
   Series B, 5%, 1/01/11 (c) ...................................................    1,620,000        AAA            1,621,426
Chicago, IL, General Obligation Lease, Board of Education:
   Series 1996, 6.25%, 12/01/11 (c) ............................................    1,600,000        AAA            1,804,656
   Series A, 6.25%, 1/01/10 (c) ................................................   11,550,000        AAA           12,938,656
   Series A, 6.25%, 1/01/15 (c) (d) ............................................   26,000,000        AAA           29,145,480

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
   Series A, 6%, 1/01/16 (c) ...................................................   11,025,000        AAA           12,000,933
   Series A, 6%, 1/01/20 (c) ...................................................   36,625,000        AAA           39,797,091
Chicago, IL, Public Building Commission, Building Revenue:
   Series A, 5.25%, 12/01/07 (c) ...............................................    3,500,000        AAA            3,648,225
   Series A, 5.25%, 12/01/09 (c) (d) ...........................................   10,420,000        AAA           10,877,021
   Series A, 5.25%, 12/01/11 (c) ...............................................    9,705,000        AAA           10,018,277
Chicago, IL, Public Building Commission, Board of Education, Series A,
   Zero Coupon, 1/01/06 (c) ....................................................    2,430,000        AAA            1,642,850
Cook & Dupage Counties, IL, Housing Development Authority:
   Zero Coupon, 12/01/07 (c) ...................................................    2,550,000        AAA            1,550,910
   Zero Coupon, 12/01/08 (c) ...................................................    2,625,000        AAA            1,503,836
   Zero Coupon, 12/01/09 (c) ...................................................    2,860,000        AAA            1,538,566
Cook County, IL, General Obligation, Zero Coupon, 11/01/04 (c) .................    3,205,000        AAA            2,315,612
Cook County, IL, Community High School District #233,
   Capital Appreciation:
      Series 1993 B, Zero Coupon, 12/01/08 (c) .................................    1,700,000        AAA              979,234
      Series 1993 B, Zero Coupon, 12/01/09 (c) .................................    1,700,000        AAA              919,972
      Series 1993 B, Zero Coupon, 12/01/10 (c) .................................    1,665,000        AAA              845,753
Cook County, IL, General Obligation, Series C, 6%, 11/15/07 (c) ................    5,000,000        AAA            5,527,100
Decatur, IL, General Obligation:
   Series 1991, Zero Coupon, 10/01/03 (c) ......................................    1,455,000        AAA            1,105,436
   Series 1991, Zero Coupon, 10/01/04 (c) ......................................    1,415,000        AAA            1,019,946
Decatur, IL, Public Building Commission, General Obligation,
   Certificate of Participation:
      6.5%, 1/01/03 (c) ........................................................    1,725,000        AAA            1,890,565
      6.5%, 1/01/06 (c) ........................................................    1,500,000        AAA            1,689,360
Evergreen Park, IL, Little Company of Mary Hospital, 7.75%,
   2/15/09 (c) .................................................................    2,935,000        AAA            3,033,029
Hoffman Estates, IL, Tax Increment Revenue, Capital Appreciation,
   Junior Lien, Series 1991, Zero Coupon, 5/15/07 ..............................   17,460,000        A             10,803,724
Illinois Dedicated Tax Revenue, Civic Center Project:
   6.25%, 12/15/11 (c) .........................................................    3,000,000        AAA            3,414,090
   6.25%, 12/15/20 (c) .........................................................    6,975,000        AAA            7,823,090
   Series A, 6.5%, 12/15/07 (c) ................................................    4,765,000        AAA            5,487,136
   Series A, 6.5%, 12/15/08 (c) ................................................    5,255,000        AAA            6,081,349
Illinois Educational Facilities Authority, Loyola University:
   Series 1991 A, Zero Coupon, 7/01/04 (c) .....................................    2,860,000        AAA            2,085,769
   Zero Coupon, 7/01/05 (c) ....................................................    4,000,000        AAA            2,773,400
Illinois Health Facilities Authority, Brokaw-Mennonite Healthcare:
   6%, 8/15/06 (c) .............................................................    1,380,000        AAA            1,506,781
   6%, 8/15/07 (c) .............................................................    1,460,000        AAA            1,597,620
   6%, 8/15/08 (c) .............................................................    1,550,000        AAA            1,701,915
   6%, 8/15/09 (c) .............................................................    1,640,000        AAA            1,802,409
Illinois Health Facilities Authority:
   Children's Memorial Hospital, 6.25%, 8/15/13 (c) ............................    3,400,000        AAA            3,813,848
   Felician Healthcare Inc., Series A, 6.25%, 12/01/15 (c) (d) .................   17,000,000        AAA           18,953,300
   Memorial Medical Center, 6.75%, 10/01/11 (c) ................................    2,135,000        AAA            2,307,444
   Methodist Health Service, Series 1985 G, 8%, 8/01/15 (c) ....................    9,880,000        AAA           10,622,087
   Sherman Hospital, 6.75%, 8/01/11 (c) ........................................    2,700,000        AAA            2,943,567
   SSM Healthcare System, 6.4%, 6/01/08 (c) ....................................    1,350,000        AAA            1,527,390

     The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Joliet, IL, Junior College Assistance Corp., Lease Revenue, North Campus
   Extension Center, 6.7%, 9/01/12 (c) .........................................    2,500,000        AAA            2,969,275
Kane County, IL, Series 1996A, 6.5%, 2/01/10 (c) ...............................    1,775,000        AAA            2,039,013
Kane, Cook and Dupage Counties, IL, School District #46 Elgin:
   Series 1996B, Zero Coupon, 1/01/11 (c) ......................................    1,040,000        AAA              517,941
   Series 1996B, Zero Coupon, 1/01/12 (c) ......................................    1,300,000        AAA              609,999
   Series 1996B, Zero Coupon, 1/01/13 (c) ......................................    2,095,000        AAA              925,299
Kendall, Kane and Will Counties, IL, Community Unit School District
   Number 308, Oswego:
      Zero Coupon, 3/01/02 (c) .................................................    1,055,000        AAA              863,655
      Zero Coupon, 3/01/05 (c) .................................................    1,540,000        AAA            1,084,699
      Zero Coupon, 3/01/06 (c) .................................................    1,595,000        AAA            1,065,460
Metropolitan Pier & Exposition Authority, IL, McCormick Place
   Expansion Project:
      Series 1994, Zero Coupon, 6/15/13 (c) ....................................    5,625,000        AAA            2,424,544
      Zero Coupon, 12/15/03 (c) ................................................    3,200,000        AAA            2,408,448
      Zero Coupon, 6/15/04 (c) .................................................   10,300,000        AAA            7,527,240
Northwest Surburban Municipal Joint Action Water Agency, IL, Supply
   System Revenue, 6.45%, 5/01/07 (c) ..........................................    2,575,000        AAA            2,915,183
Rosemont, IL, Tax Increment:
   Series C, Zero Coupon, 12/01/05 (c) .........................................    4,455,000        AAA            3,028,643
   Series C, Zero Coupon, 12/01/07 (c) .........................................    2,655,000        AAA            1,614,771
Skokie, IL, Park District, Series 1994B, Zero Coupon, 12/01/11 (c) .............    3,000,000        AAA            1,423,710
State University Retirement System, IL, Special Revenue, Zero Coupon,
   10/01/03 (c) ................................................................    2,750,000        AAA            2,089,312
University of Illinois, Board of Trustees:
   Series 1991, Zero Coupon, 4/01/03 (c) .......................................    3,890,000        AAA            3,023,853
   Series 1991, Zero Coupon, 4/01/05 (c) .......................................    3,830,000        AAA            2,687,051
Will County, IL, Community Unit School District #201-U, Crete-Monee,
   Capital Appreciation:
      Zero Coupon, 12/15/00 (c) ................................................    1,325,000        AAA            1,153,041
      Zero Coupon, 12/15/01 (c) ................................................    1,730,000        AAA            1,435,727
INDIANA
Fort Wayne, IN, Parkview Memorial Hospital, Series A, 6.5%,
   11/15/12 (c) ................................................................    1,400,000        AAA            1,485,932
Indiana Health Facilities Finance Authority, Hospital Revenue,
   Community Hospital Project:
      6.4%, 5/01/12 (c) ........................................................    5,000,000        AAA            5,431,900
      6%, 7/01/01 (c) ..........................................................    1,395,000        AAA            1,474,292
Indiana Health Facilities Financing Authority, Hospital Revenue, Tax
   Exempt Custodian Receipts Refund, Series 1997A, 6%, 7/01/02 (c) .............    1,480,000        AAA            1,579,796
Indiana Health Facilities Financing Authority:
   Series 1990A, 6%, 7/01/03 (c) ...............................................    1,570,000        AAA            1,688,896
   Series 1990A, 6%, 7/01/04 (c) ...............................................    1,665,000        AAA            1,799,865
   Series 1990A, 6%, 7/01/05 (c) ...............................................    1,765,000        AAA            1,916,066
   Series 1990A, 6%, 7/01/06 (c) ...............................................    1,875,000        AAA            2,045,306
   Series 1990A, 6%, 7/01/07 (c) ...............................................    1,985,000        AAA            2,171,848
   Series 1990A, 6%, 7/01/09 (c) ...............................................    1,125,000        AAA            1,231,313
   Series 1990A, 6%, 7/01/10 (c) ...............................................    1,185,000        AAA            1,293,297

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
   Series 1990A, 6%, 7/01/11 (c) ...............................................    1,260,000        AAA            1,374,912
   Series 1990A, 6%, 7/01/12 (c) ...............................................    1,345,000        AAA            1,466,386
   Series 1990A, 6%, 7/01/13 (c) ...............................................    1,420,000        AAA            1,545,812
   Series 1990A, 6%, 7/01/14 (c) ...............................................    1,505,000        AAA            1,634,881
   Series 1990A, 6%, 7/01/15 (c) ...............................................    1,600,000        AAA            1,733,456
   Series 1990A, 6%, 7/01/16 (c) ...............................................    1,700,000        AAA            1,835,949
   Series 1990A, 6%, 7/01/17 (c) ...............................................    1,800,000        AAA            1,941,444
   Series 1990A, 6%, 7/01/18 (c) ...............................................    1,910,000        AAA            2,054,281
   Series 1997A, 6%, 7/01/08 (c) ...............................................    1,085,000        AAA            1,189,453
Indiana University, Revenue Refunding, Series H, Zero Coupon,
   8/01/06 (c) .................................................................    8,500,000        AAA            5,565,715
Indiana University, Student Fee Revenue, Series J, 5%, 8/01/18 (c) .............    4,200,000        AAA            3,971,016
Indiana University, Revenue Refunding, Student Fee Revenue, Series H,
   Zero Coupon, 8/01/08 (c) ....................................................   10,000,000        AAA            5,825,000
Madison County, IN, Community Hospital of Anderson, Prerefunded
   1/1/98 at 102, 8%, 1/01/14*** (c) ...........................................    7,055,000        AAA            7,269,260
Merrillville, IN, Multiple School Building Corp., First Mortgage,
   Zero Coupon, 1/15/11 (c) ....................................................    4,000,000        AAA            1,988,000
IOWA
Polk County, IA, Mercy Hospital, 6.75%, 11/01/05 (c) ...........................    5,000,000        AAA            5,464,900
KANSAS
Kansas City, KS, Utility System Revenue:
   Capital Appreciation, Prerefunded, Zero Coupon, 3/01/01*** (c) ..............    4,095,000        AAA            3,529,931
   ETM, Zero Coupon, 9/01/04** (c) .............................................    3,575,000        AAA            2,602,743
   ETM, Zero Coupon, 9/01/05** (c) .............................................    5,300,000        AAA            3,657,212
   ETM, Zero Coupon, 9/01/06** (c) .............................................    1,875,000        AAA            1,228,181
   Zero Coupon, 9/01/04 (c) ....................................................    2,640,000        AAA            1,929,840
   Zero Coupon, 9/01/05 (c) ....................................................    3,950,000        AAA            2,748,963
   Zero Coupon, 9/01/06 (c) ....................................................    1,375,000        AAA              908,545
LOUISIANA
Louisiana Public Facilities Authority, Prerefunded, 2/15/08 at 100,
   4.75%, 5/01/16*** ...........................................................    5,765,000        AAA            5,844,903
New Orleans, LA, General Obligation:
   Zero Coupon, 7/15/06 (c) ....................................................    4,850,000        AAA            2,941,379
   Zero Coupon, 9/01/07 (c) ....................................................   10,000,000        AAA            6,216,700
Orleans, LA, Levee District, Levee Improvement Bonds, Series 1986,
   5.95%, 11/01/14 (c) .........................................................    1,945,000        AAA            2,079,847
MARYLAND
Baltimore, MD, Revenue Exchanged, Auto Parking Revenue,
   Series 1996A, 5.9%, 7/01/12 (c) .............................................    3,100,000        AAA            3,405,474
MASSACHUSETTS
Massachusetts General Obligation, Series D, 7%, 10/01/03 (c) ...................    7,000,000        AAA            7,532,490
MICHIGAN
Detroit, MI, General Obligation, Distributable State Aid Refunding,
   5.25%, 5/01/08 (c) ..........................................................    1,500,000        AAA            1,566,855
Kalamazoo, MI, Hospital Finance Authority, Hospital Revenue, Borgess
   Medical Center, Series A, 6%, 7/01/09 (c) ...................................    8,250,000        AAA            8,530,252
Michigan Hospital Finance Authority, Sisters of Mercy Healthcorp
   Obligated Group, Series P, 5.25%, 8/15/08 (c) ...............................    8,655,000        AAA            9,018,770

     The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
MINNESOTA
Northern Minnesota Municipal Power Agency, Series 1989A, 7.25%,
   1/01/16 .....................................................................    7,500,000        A              7,928,475
MISSOURI
Missouri Health & Educational Facilities Authority, SSM Healthcare:
   1992 Series AA, 6.35%, 6/01/08 (c) ..........................................    8,125,000        AAA            9,231,787
   1992 Series AA, 6.4%, 6/01/09 (c) ...........................................    8,640,000        AAA            9,863,510
NEVADA
Clark County, NV, School District:
   General Obligation, Series B, Zero Coupon, 3/01/05 (c) ......................    8,070,000        AAA            5,725,504
   Series 1991B, Zero Coupon, 3/01/09 (c) ......................................    4,350,000        AAA            2,458,489
NEW JERSEY
New Jersey Highway Authority, ETM, 6.5%, 1/01/11 ...............................    4,835,000        AAA            5,350,266
New Jersey Housing and Finance Agency, Home Mortgage Purchase
   Revenue, Zero Coupon, 10/01/16 (c) ..........................................    3,980,000        AAA              603,806
New Jersey Turnpike Authority:
   6.5%, 1/01/09 (c) ...........................................................    5,000,000        AAA            5,760,200
   Series 1991A, 6.3%, 1/01/01 (c) .............................................    1,250,000        AAA            1,329,325
NEW YORK
New York City, NY, General Obligation:
   8%, 11/01/01 (c) ............................................................      760,000        AAA              774,128
   5.9%, 2/01/05 (c) ...........................................................    5,500,000        AAA            5,936,975
   8.125%, 11/01/05 (c) ........................................................    1,400,000        AAA            1,426,166
   Series 1989 E, 7%, 12/01/07 (c) .............................................      115,000        AAA              117,348
   Series A, ETM, 8%, 11/01/01** (c) ...........................................      740,000        AAA              790,720
   Series A, 3%, 8/15/02 (c) ...................................................    9,000,000        AAA            8,418,420
   Series C, 6.4%, 8/01/04 (c) .................................................      500,000        AAA              546,200
   Series C, 6.4%, 8/01/05 (c) .................................................      430,000        AAA              468,167
   Series C, Prerefunded 8/01/02 at 101.50, 6.4%, 8/01/05*** (c) ...............   10,000,000        AAA           11,061,900
   Series D, 8%, 8/01/05 (c) ...................................................        5,000        AAA                5,167
   Series D, 6%, 8/01/06 (c) ...................................................      140,000        AAA              144,525
   Series D, 6%, 8/01/08 (c) ...................................................      370,000        AAA              381,958
   Series E, ETM, 7%, 12/01/07** (c) ...........................................    1,385,000        AAA            1,408,143
New York State Dormitory Authority:
   College and University Pooled Capital Program, 7.8%, 12/01/05 (c) ...........    8,840,000        AAA            9,394,445
   State University of New York, 6%, 7/01/09 (c) ...............................    2,000,000        AAA            2,215,400
New York State Dormitory Authority Revenue, City University:
   Series C, 7.5%, 7/01/10 (c) .................................................    5,750,000        AAA            7,173,470
   Series D, 7%, 7/01/09 (c) ...................................................    4,000,000        AAA            4,787,040
New York State Energy Research and Development Authority, Pollution
   Control Revenue, Electric and Gas, 5.9%, 12/01/06 (c) .......................    5,300,000        AAA            5,818,658
New York State, Urban Development Authority, Correctional Facilities,
   6.5%, 1/01/11 (c) ...........................................................    4,500,000        AAA            5,185,845
Suffolk County, NY, Industrial Development Agency, Southwest Sewer
   System, 6%, 2/01/07 (c) .....................................................    8,000,000        AAA            8,771,760
NORTH CAROLINA
North Carolina Eastern Municipal Power Agency:
   5.5%, 1/01/07 (c) ...........................................................    2,000,000        AAA            2,121,860
   Power System Revenue, Series B, 6%, 1/01/18 (c) .............................    8,775,000        AAA            9,611,959

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
North Carolina Municipal Power Agency, Number One, Catawba Electric
   Power Revenue:
      5.25%, 1/01/08 (c) .......................................................    2,500,000        AAA            2,612,725
      6%, 1/01/11 (c) ..........................................................    8,235,000        AAA            9,101,157
      7.5%, 1/01/17 ............................................................    4,520,000        A              4,648,730
      Series 1992, 7.25%, 1/01/07 (c) ..........................................    5,000,000        AAA            5,947,300
      Series 1997, 6%, 1/01/08 (c) .............................................    2,585,000        AAA            2,849,058
NORTH DAKOTA
Bismarck, ND, Hospital Revenue, St. Alexius Medical Center, Series 1991,
   Zero Coupon, 5/01/02 (c) ....................................................    2,850,000        AAA            2,324,716
OHIO
Cleveland, OH, Water Works Revenue, Series 1993G, 5.5%,
   1/01/13 (c) (d) .............................................................   10,000,000        AAA           10,495,600
Hamilton County, OH, Electric System Mortgage Revenue, Series B,
   Prerefunded 10/15/98 at 102, 8%, 10/15/22*** (c) ............................    3,720,000        AAA            3,948,296
Ohio Air Quality Development Authority, Ohio Power Company,
   Series B, 7.4%, 8/01/09 (c) .................................................    5,000,000        AAA            5,367,550
OKLAHOMA
Tulsa, OK, Industrial Development Authority, Hospital Revenue,
   St. John's Medical Center:
      Zero Coupon, 12/01/02 (c) ................................................    3,930,000        AAA            3,133,428
      Zero Coupon, 12/01/04 (c) ................................................    5,430,000        AAA            3,924,695
      Zero Coupon, 12/01/06 (c) ................................................    6,430,000        AAA            4,199,626
PENNSYLVANIA
Pennsylvania Industrial Development Authority, Economic
   Development Revenue:
      5.8%, 1/01/08 (c) ........................................................    4,250,000        AAA            4,622,938
      5.8%, 7/01/08 (c) ........................................................    4,875,000        AAA            5,318,918
Philadelphia, PA, Water & Wastewater Refunding Revenue:
   5.5%, 6/15/07 (c) ...........................................................    5,000,000        AAA            5,304,550
   5.625%, 6/15/09 (c) .........................................................   20,000,000        AAA           21,537,600
   5.625%, 6/15/09 (c) .........................................................   10,855,000        AAA           11,689,532
Westmoreland County, PA, Industrial Development Revenue,
   Westmoreland Health System, 5.375%, 7/01/11 (c) .............................    7,300,000        AAA            7,621,054
PUERTO RICO
Commonwealth of Puerto Rico, Highway & Transportation Authority
   Revenue, 5.5%, 7/01/09 (c) ..................................................   10,940,000        AAA           11,732,822
RHODE ISLAND
Rhode Island Clean Water Protection Agency, Pollution Control Revenue,
   Revolving Fund, Series A, 5.4%, 10/01/15 (c) ................................    2,000,000        AAA            2,058,220
Rhode Island Convention Center Authority, Refunding Revenue:
   Series 1993 B, 5%, 5/15/10 (c) ..............................................    5,000,000        AAA            5,046,400
   Series 1993 B, 5.25%, 5/15/15 (c) (d) .......................................   22,000,000        AAA           22,251,460
Rhode Island Depositors Economic Protection Corp., Special Obligation:
   Series B, 5.8%, 8/01/10 (c) .................................................    6,200,000        AAA            6,751,242
   Series B, 5.8%, 8/01/11 (c) .................................................    4,525,000        AAA            4,920,892
   Series B, 5.8%, 8/01/12 (c) .................................................    2,500,000        AAA            2,715,775
   Series B, 5.8%, 8/01/13 (c) .................................................    7,340,000        AAA            7,959,790

     The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA
Piedmont Municipal Power Agency, SC, Electric Revenue:
   5.5%, 1/01/12 (c) ...........................................................    2,810,000        AAA            2,966,461
   Series 1991 A, 6.5%, 1/01/16 (c) ............................................    2,570,000        AAA            2,977,114
   Series 1991 A, ETM, 6.5%, 1/01/16** (c) .....................................      430,000        AAA              498,116
   Series 1993, 5.5%, 1/01/08 (c) ..............................................    1,075,000        AAA            1,139,758
   Series 1993, ETM, 5.5%, 1/01/08** (c) .......................................      840,000        AAA              899,052
   Series 1993, ETM, 5.5%, 1/01/12** (c) .......................................    2,190,000        AAA            2,311,939
TENNESSEE
Knox County, TN, Health & Educational Hospital Facilities Board,
   Fort Sanders Alliance:
      5.75%, 1/01/11 (c) .......................................................   15,405,000        AAA           16,637,862
      5.75%, 1/01/12 (c) .......................................................   17,880,000        AAA           19,290,732
      6.25%, 1/01/13 (c) .......................................................    4,000,000        AAA            4,519,600
Knox County, TN, Health, Education and Housing Facilities Board:
   5.75%, 1/01/14 (c) ..........................................................    2,000,000        AAA            2,149,180
   Fort Sanders Alliance, 7.25%, 1/01/09 (c) ...................................    3,750,000        AAA            4,544,888
TEXAS
Austin, TX, Utility Systems Revenue Refunding, Series A, Zero Coupon,
   11/15/08 (c) ................................................................    3,460,000        AAA            1,997,423
Austin, TX, Combined Utility System Revenue, Zero Coupon,
   11/15/09 (c) ................................................................    5,020,000        AAA            2,722,697
Bexar County, TX, Health Facilities Development Corporation, Baptist
   Health System:
      Series 1997A, 6%, 11/15/11 (c) ...........................................    2,000,000        AAA            2,211,460
      Series 1997, 6%, 11/15/12 (c) ............................................    3,000,000        AAA            3,315,510
Brownsville, TX, Utility System Revenue, 6.25%, 9/01/10 (c) ....................    4,085,000        AAA            4,608,084
Cedar Hill, TX, Zero Coupon:
   Series 1996, 8/15/09 ........................................................    1,500,000        AAA              823,890
   Series 1996, 8/15/10 ........................................................    3,130,000        AAA            1,614,204
Dallas, TX, Housing Finance Corp., Single Family Mortgage Revenue,
   Zero Coupon, 10/01/16 (c) ...................................................    6,535,000        AAA              934,701
Dallas-Fort Worth, TX, Airport Revenue:
   7.75%, 11/01/03 (c) .........................................................    1,000,000        AAA            1,176,060
   7.8%, 11/01/05 (c) ..........................................................    2,000,000        AAA            2,398,760
   7.8%, 11/01/06 (c) ..........................................................    2,025,000        AAA            2,431,053
   7.375%, 11/01/08 (c) ........................................................    4,500,000        AAA            5,252,265
   7.375%, 11/01/10 (c) ........................................................    3,500,000        AAA            4,074,245
Harris County, TX, Health Facilities Development:
   6.25%, 5/15/08 (c) ..........................................................    2,785,000        AAA            3,135,158
   6.25%, 5/15/09 (c) ..........................................................    2,965,000        AAA            3,338,798
Harris County, TX, General Obligation:
   Capital Appreciation Bond, Zero Coupon, 10/01/06 (c) ........................    9,035,000        AAA            5,894,795
   Flood Control District, Zero Coupon, 10/01/00 (c) ...........................    1,000,000        AAA              879,300
   Toll Road Authority, Toll Road Revenue, Subordinate Lien:
      Series A, Zero Coupon, 8/15/05 (c) .......................................    4,025,000        AAA            2,785,340
      Series A, Zero Coupon, 8/15/06 (c) .......................................    4,010,000        AAA            2,632,204
      Unlimited Tax, Series A, Zero Coupon, 8/15/04 (c) ........................    2,050,000        AAA            1,491,519

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Houston, TX, Water & Sewer System Authority:
   Series C, Zero Coupon, 12/01/06 (c) .........................................   14,575,000        AAA            9,434,543
   Series C, Zero Coupon, 12/01/08 (c) .........................................   19,000,000        AAA           10,944,380
   Series C, Zero Coupon, 12/01/09 (c) .........................................   14,750,000        AAA            7,982,110
   Zero Coupon, 12/01/10 (c) ...................................................    5,000,000        AAA            2,539,800
   Series 1991C, Zero Coupon, 12/01/12 (c) .....................................    3,350,000        AAA            1,508,338
Hurst Euless Bedford, TX, Independent School District, Series 1994,
   Zero Coupon, 8/15/09 (c) ....................................................    4,925,000        AAA            2,705,106
Lubbock, TX, Health Facilities Development Corp., Methodist Hospital:
   Series B, 5.5%, 12/01/06 (c) ................................................    3,945,000        AAA            4,070,806
   Series B, 5.6%, 12/01/07 (c) ................................................    2,415,000        AAA            2,500,781
   Series B, 5.625%, 12/01/08 (c) ..............................................    4,400,000        AAA            4,541,504
Lubbock, TX, Health Facilities Development Corporation, Series B,
   5.625%, 12/01/09 (c) ........................................................    4,640,000        AAA            4,752,659
Montgomery County, TX, General Obligation, Library Refunding:
   Zero Coupon, 9/01/03 (c) ....................................................    3,475,000        AAA            2,657,923
   Zero Coupon, 9/01/04 (c) ....................................................    3,475,000        AAA            2,523,128
   Zero Coupon, 9/01/05 (c) ....................................................    3,475,000        AAA            2,399,766
North Central Texas Health Facilities Development Corp., Presbyterian
   Hospital, Prerefunded 12/01/97 at 102, 8.875%, 12/01/15*** (c) ..............    5,000,000        AAA            5,141,700
Northeast Hospital Authority, TX, Revenue, Series 1997, 6%,
   5/15/10 (c) .................................................................    2,180,000        AAA            2,396,300
Northwest Texas Independent School District, Capital Appreciation
   Bonds, Series 1991, Zero Coupon, 8/15/10 (c) ................................    3,690,000        AAA            1,903,007
San Antonio, TX, Electric and Gas, Revenue Refunding:
   Series A, Zero Coupon, 2/01/05 (c) ..........................................    2,500,000        AAA            1,774,175
   Series A, Zero Coupon, 2/01/05 (c) ..........................................    8,000,000        AAA            5,677,360
   Series A, Zero Coupon, 2/01/06 (c) ..........................................   17,900,000        AAA           12,054,039
San Antonio, TX, Electric and Gas, Zero Coupon, 2/01/08 (c) ....................    8,115,000        AAA            4,870,785
San Antonio, TX, Hotel Revenue, Series 1996, 6%, 8/15/06 (c) ...................    2,000,000        AAA            2,202,020
San Antonio, TX, Series 1991 B, Zero Coupon, 2/01/09 (c) .......................    4,400,000        AAA            2,483,360
Tarrant County, TX, Health Facilities Development Corp., Hospital
   Refunding Revenue, Fort Worth Osteopathic Hospital:
      6%, 5/15/11 (c) ..........................................................    4,615,000        AAA            5,124,727
      6%, 5/15/21 (c) ..........................................................    6,235,000        AAA            6,792,097
Texas General Obligation:
   Capital Appreciation Bond, Super Collider, Series C, Zero Coupon,
      4/01/06 (c) ..............................................................    7,385,000        AAA            4,933,919
   Superconductor Revenue, Series C, Zero Coupon, 4/01/05 (c) ..................    8,390,000        AAA            5,907,902
Texas Municipal Power Agency:
   6.1%, 9/01/07 (c) ...........................................................    9,250,000        AAA           10,297,933
   6.1%, 9/01/09 (c) ...........................................................    4,435,000        AAA            4,974,961
Texas Public Finance Authority, Building Authority:
   Series B, 6.25%, 2/01/08 (c) ................................................    5,190,000        AAA            5,860,444
   Zero Coupon, 2/01/06 (c) ....................................................   13,915,000        AAA            9,370,500

     The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
UTAH
Associated Municipal Power System, UT, Hunter Project,
   Refunding Revenue:
      Zero Coupon, 7/01/00 (c) .................................................    2,755,000        AAA            2,448,534
      Zero Coupon, 7/01/02 (c) .................................................    5,200,000        AAA            4,202,848
      Zero Coupon, 7/01/04 (c) .................................................    5,895,000        AAA            4,313,372
      Zero Coupon, 7/01/05 (c) .................................................    5,900,000        AAA            4,106,282
      Zero Coupon, 7/01/06 (c) .................................................    5,895,000        AAA            3,892,056
      Zero Coupon, 7/01/07 (c) .................................................    3,750,000        AAA            2,338,763
Intermountain Power Supply Agency, UT, Power Supply Revenue:
   5%, 7/01/12 (c) .............................................................    1,000,000        AAA              986,580
   Series A, Zero Coupon, 7/01/02 (c) ..........................................    1,655,000        AAA            1,334,526
   Series A, Zero Coupon, 7/01/03 (c) ..........................................    1,000,000        AAA              768,500
   Series A, Zero Coupon, 7/01/04 (c) ..........................................    1,730,000        AAA            1,261,672
   Series A, 6.5%, 7/01/08 (c) .................................................    4,000,000        AAA            4,583,720
   Series B, Zero Coupon, 7/01/02 (c) ..........................................    8,230,000        AAA            6,636,343
Intermountain Power Supply Agency, UT, Series 1993, 5.55%, 7/01/11 .............    7,000,000        A              7,145,110
Provo, UT, Electric System Revenue, ETM, 10.375%, 9/15/15** (c) ................    1,800,000        AAA            2,603,826
VIRGINIA
Roanoke, VA, Industrial Development Authority, Roanoke Memorial
   Hospital, Series B, 6.125%, 7/01/17 (c) .....................................    5,500,000        AAA            6,115,670
Southeastern Public Service Authority, VA, Refunding Revenue, Series A,
   5.25%, 7/01/10 (c) ..........................................................    7,380,000        AAA            7,672,027
Virginia Beach, VA, Development Authority, Virginia Beach General
   Hospital Project:
      6%, 2/15/11 (c) ..........................................................    1,595,000        AAA            1,767,212
      5.125%, 2/15/18 (c) ......................................................    3,000,000        AAA            2,927,580
Winchester County, VA, Industrial Development Authority, Hospital
   Revenue, 6.0%, 1/01/15* (c) .................................................    5,700,000        AAA            5,749,362
WASHINGTON
Clark County, WA, Public Utility District No. 1:
   6%, 1/01/06 (c) .............................................................    7,500,000        AAA            8,192,175
   Series 1995, 6%, 1/01/08 (c) ................................................    2,200,000        AAA            2,420,990
King County, WA, Public Hospital District #1, Valley Medical Center,
   Series 1992, 5.5%, 9/01/17 (c) ..............................................    3,500,000        AAA            3,505,810
King & Snohomish Counties, WA, General Obligation, School District #417,
   5.6%, 12/01/10 (c) ..........................................................    1,650,000        AAA            1,770,945
Snohomish County, WA, School District #6, 6.5%, 12/01/07 .......................    3,325,000        A              3,798,380
Washington, General Obligation Series AT-5, Zero Coupon,
   8/01/10 (c) .................................................................    2,625,000        AAA            1,364,974
Washington Health Care Facilities Authority, Empire Health
   Services-Spokane:
      5.65%, 11/01/05 (c) ......................................................    2,155,000        AAA            2,297,273
      5.7%, 11/01/06 (c) .......................................................    3,440,000        AAA            3,689,228
      5.75%, 11/01/07 (c) ......................................................    7,350,000        AAA            7,921,022
      5.8%, 11/01/09 (c) .......................................................    4,595,000        AAA            4,977,350
      5.8%, 11/01/10 (c) .......................................................    2,100,000        AAA            2,266,131

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Washington Public Power Supply System, Revenue Refunding,
   Nuclear Power Project #1:
      6%, 7/01/08 (c) ..........................................................    5,000,000        AAA            5,481,350
      Series A, 7%, 7/01/11 (c) ................................................    3,830,000        AAA            4,178,224
      Series B, 7.25%, 7/01/12 (c) .............................................   10,895,000        AAA           11,955,737
      Series 1989A, 7.5%, 7/01/15 ..............................................    1,500,000        AAA            1,615,875
      Series A, 7.5%, 07/01/15 (c) .............................................    1,595,000        AAA            1,718,214
      Series A, Prerefunded 7/1/99 at 102, 7.5%, 07/01/15*** (c) ...............    2,405,000        AAA            2,590,786
Washington Public Power Supply System, Revenue Refunding,
   Nuclear Project #2:
      Series 1992A, Zero Coupon, 7/01/11 (c) ...................................    4,200,000        AAA            2,037,378
      Series A, 7.25%, 7/01/03 (c) .............................................    2,000,000        AAA            2,197,460
      Series A, 5.7%, 7/01/08 (c) ..............................................    5,000,000        AAA            5,342,050
      Series C, 7%, 7/01/01 (c) ................................................   10,000,000        AAA           10,907,600
      Series C, 7.375%, 7/01/11 (c) ............................................    1,370,000        AAA            1,523,892
Washington Public Power Supply System, Revenue Refunding,
   Nuclear Project #3:
      7.5%, 7/01/08 (c) ........................................................    4,000,000        AAA            4,883,400
      Series 1989A, Zero Coupon, 7/01/10 (c) ...................................    5,860,000        AAA            3,022,295
      Series A, Prerefunded 7/1/99 at 102, 7.25%, 7/01/16*** (c) ...............    3,630,000        AAA            3,895,208
      Series A, Zero Coupon, 7/01/04 (c) .......................................    3,625,000        AAA            2,643,676
      Series A, Zero Coupon, 7/01/05 (c) .......................................    4,125,000        AAA            2,860,069
Washington State Housing Finance, Series A, 7.1%, 12/01/17 .....................    5,105,000        AAA            5,230,532
WEST VIRGINIA
West Virginia, School Building Authority Revenue, Series B, 6.75%,
   7/01/10 (c) .................................................................    4,000,000        AAA            4,343,400
WISCONSIN
Kenosha, WI, General Obligation, Series C, Zero Coupon, 6/01/04 (c) ............    3,475,000        AAA            2,552,458
Wisconsin Health & Educational Facilities Authority:
   6.1%, 8/15/09 (c) ...........................................................    2,000,000        AAA            2,217,820
   Felician Healthcare Inc., Series B, 6.25%, 1/01/22 (c) ......................    5,285,000        AAA            5,918,724
   Hospital Sisters Services Inc. - Obligated Group, 5.375%,
      6/01/18 (c) ..............................................................    4,800,000        AAA            4,708,656
   St. Luke's Medical Center, 7.1%, 8/15/11 (c) ................................    2,000,000        AAA            2,206,300
   Villa St. Francis Inc., Series C, 6.25%, 1/01/22 (c) ........................    9,230,000        AAA           10,336,769
   Wheaton Franciscan Services, 6.1%, 8/15/08 (c) ..............................    4,580,000        AAA            5,100,151
Wisconsin Health & Educational Facilities Authority Aurora Medical:
   5.75%, 11/15/06 (c) .........................................................    2,000,000        AAA            2,148,120
   5.75%, 11/15/07 (c) .........................................................    1,500,000        AAA            1,618,125
   6%, 11/15/08 (c) ............................................................    4,085,000        AAA            4,507,185
   6%, 11/15/09 (c) ............................................................    4,330,000        AAA            4,820,026
Wisconsin Health & Educational Facilities Authority, SSM Healthcare:
   Series 1992 AA, 6.4%, 6/01/08 (c) ...........................................    2,335,000        AAA            2,645,999
   Series 1992 AA, 6.45%, 6/01/09 (c) ..........................................    2,485,000        AAA            2,857,502
   Series 1992 AA, 6.45%, 6/01/10 (c) ..........................................    2,650,000        AAA            3,050,336
   Series 1992 AA, 6.5%, 6/01/11 (c) ...........................................    2,820,000        AAA            3,232,002
   Series 1992 AA, 6.5%, 6/01/12 (c) ...........................................    3,000,000        AAA            3,480,630
                                                                                                                -------------
Total Long-Term Municipal Investments (Cost $1,533,349,712) ....................                                1,674,354,483
                                                                                                                -------------

     The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

                   Total Investment Portfolio (Cost $1,542,449,712) (a) ........                   98.3         1,683,454,483
                   Other Assets and Liabilities, Net ...........................                    1.7            28,553,685
                                                                                                  -----         -------------
                   Net Assets ..................................................                  100.0         1,712,008,168
                                                                                                  =====         =============

* Floating rate demand notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

*** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,542,746,371 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ........  $140,968,309

      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value ........      (260,197)
                                                                   ------------

      Net unrealized appreciation ...............................  $140,708,112
                                                                   ============

(b) (Unaudited) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are either Standard & Poor's Ratings Group or Moody's Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder (SS&C) have been determined to be of comparable quality to rated eligible securities.

(c) (Unaudited) Bond is insured by one of these companies: AMBAC, BIG, MBIA, FGIC, FSA, PSFG or Capital Guaranty.

(d) At September 30, 1997, this security, in whole or in part, has been pledged to cover initial margin requirements for open futures contracts.

      At September 30, 1997, open futures contracts sold were as follows:

                                                                Aggregate         Market
      Futures                       Expiration     Contracts  Face Value ($)     Value ($)
      -------                       ----------     ---------  --------------     ---------
      U.S Treasury Bond ........   December, 1997     945      106,665,885      108,940,781
                                                                                -----------

      Total net unrealized depreciation on open futures contracts sold .......    2,274,896
                                                                                ===========

      The aggregate face value of futures contracts opened and closed during the year ended September 30, 1997 was $449,459,820 and $466,467,485, respectively.
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 1997, aggregated $126,793,957 and $181,012,552, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

AARP BOND FUND FOR INCOME

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($)                                                                                                          Value ($)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 11.2%
-------------------------------------------------------------------------------------------------------------------------------

      6,505,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/97 at 6.02%
                      to be repurchased at $6,506,088 on 10/01/97, collateralized
                      by a $6,626,000 U.S. Treasury Note, 4.75%, 9/30/98 (Cost $6,505,000) ..................         6,505,000
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   SHORT-TERM NOTES 18.9%
-------------------------------------------------------------------------------------------------------------------------------

     11,000,000    Federal Home Loan Mortgage Corp., Discount Note, 10/01/97
                      (Cost $11,000,000) ....................................................................        10,998,307
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   U.S. TREASURY OBLIGATIONS 1.3%
-------------------------------------------------------------------------------------------------------------------------------

      3,000,000    U.S. Treasury STRIP (Principal only) 11/15/18 (Cost $717,527) ............................           758,010
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 4.3%
-------------------------------------------------------------------------------------------------------------------------------

        436,344    9%, 8/15/21 ..............................................................................           470,157
        941,565    8.5%, 6/15/26 ............................................................................           985,111
      1,005,290    7.5%, 4/15/27 ............................................................................         1,022,561
                                                                                                                  -------------
                   Total Government National Mortgage Association (Cost $2,445,149) .........................         2,477,829
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY PASS-THRUS* 1.7%
-------------------------------------------------------------------------------------------------------------------------------

        953,359    Federal Home Loan Mortgage Corp., 7.79% with various maturities to 9/01/24
                      (Cost $996,558) .......................................................................           992,094
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   FOREIGN BONDS -- U.S. $ DENOMINATED 3.0%
-------------------------------------------------------------------------------------------------------------------------------

        250,000    Fage Dairy Industry SA, 9%, 2/01/07 ......................................................           243,750
      1,000,000    Hutchison Whampoa, Ltd., 7.5%, 8/01/27 ...................................................           984,750
        500,000    Petroleos Mexicanos SA, 8.85%, 9/15/07 ...................................................           511,500
                                                                                                                  -------------
                   Total Foreign Bonds - U.S.$ Denominated (Cost $1,738,998) ................................         1,740,000
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   ASSET BACKED 8.7%
-------------------------------------------------------------------------------------------------------------------------------

Credit Card Receivables 0.9%
        500,000    Advanta Corp., Series 1997-1 A4, 7.65%, 5/25/27 ..........................................           514,375
                                                                                                                  -------------
Home Equity Loans 2.2%
        500,000    Contimortgage Home Equity Loan Trust, Series 1997-3 M1-F, 7.31%, 8/15/28 .................           509,219
        300,000    The Money Store Inc. Home Equity Loan Trust, Series 1996-C A4,
                      7.4%, 6/15/21 .........................................................................           306,750
        500,000    The Money Store Inc. Home Equity Series 1997-A A2, 6.56%, 12/15/09 .......................           503,125
                                                                                                                  -------------
                                                                                                                      1,319,094
                                                                                                                  -------------

     The accompanying notes are an integral part of the financial statements

AARP BOND FUND FOR INCOME

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($)                                                                                                          Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing 5.6%
        375,000    Associated Manufactured Housing Corp., Series 1997-1 B1, 7.6%, 6/15/28 ...................           386,895
        330,062    Green Tree Financial Corp., Series 1997-A A1, 6.3%, 8/15/23 ..............................           330,577
        500,000    Green Tree Financial Corp., Series 1995-6 B1, 7.7%, 9/15/26 ..............................           513,280
        500,000    Green Tree Financial Corp., Series 1997-1 B2, 7.76%, 3/15/28 .............................           511,094
        500,000    Green Tree Financial Corp., Series 1997-2 B2, 8.05%, 4/15/28 .............................           520,391
      1,000,000    Green Tree Financial Corp., Series 1995-10 B1, 7.05%, 2/15/27 ............................         1,009,492
                                                                                                                  -------------
                                                                                                                      3,271,729
                                                                                                                  -------------
                   Total Asset Backed (Cost $4,995,928) .....................................................         5,105,198
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS 49.5%
-------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 1.8%
        500,000    Rite Aid Corp., 7.7%, 2/15/27 ............................................................           525,535
        500,000    Tultex Corp., 9.625%, 4/15/07 ............................................................           530,000
                                                                                                                  -------------
                                                                                                                      1,055,535
                                                                                                                  -------------
Consumer Staples 0.7%
        400,000    Polymer Group, Inc., 9%, 7/01/07 .........................................................           404,000
                                                                                                                  -------------
Health 1.7%
        500,000    NBTY Inc., 8.625%, 9/15/07 ...............................................................           496,250
        500,000    Tenet Healthcare Corp., 8.625%, 1/15/07 ..................................................           517,500
                                                                                                                  -------------
                                                                                                                      1,013,750
                                                                                                                  -------------
Communications 3.5%
        500,000    Comcast Cellular, 9.5%, 5/01/07 ..........................................................           522,500
      1,000,000    Rogers Cantel Inc., 8.3%, 10/01/07 .......................................................         1,000,000
        500,000    WorldCom, Inc., 7.75%, 4/01/07 ...........................................................           524,170
                                                                                                                  -------------
                                                                                                                      2,046,670
                                                                                                                  -------------
Financial 14.6%
      1,000,000    First Industrial L.P., 7.6%, 5/15/07 .....................................................         1,041,850
      1,000,000    First Union Capital II, 7.85%, 1/01/27 ...................................................         1,008,240
      1,000,000    General Motors Acceptance Corp., 6.869%, 8/15/07 .........................................         1,013,438
      1,000,000    Security Capital Industrial Trust, 7.625%, 7/01/17 .......................................         1,020,000
        500,000    Shurgard Storage Centers, Inc. (REIT), 7.5%, 4/25/04 .....................................           518,320
      1,000,000    Spieker Properties, Inc., 7.125%, 7/01/09 ................................................         1,007,110
      1,000,000    Susa Partnership L.P., 8.2%, 6/01/17 .....................................................         1,056,250
        500,000    Taubman Realty Group LP Medium Term Note, 8%, 7/30/01 ....................................           519,165
        250,000    Taubman Realty Group LP Medium Term Note, 7%, 10/01/03 ...................................           252,930
      1,000,000    US West Capital Funding Inc., 7.9%, 2/01/27 ..............................................         1,053,740
                                                                                                                  -------------
                                                                                                                      8,491,043
                                                                                                                  -------------
Media 6.5%
      1,000,000    Harcourt General, Inc., 7.2%, 8/01/27 ....................................................           974,270
        500,000    Hollinger International, 8.625%, 3/15/05 .................................................           515,000
        500,000    Outdoor Systems, Inc., 8.875%, 6/15/07 ...................................................           510,000
        125,000    Tele-Communications, Inc., 8%, 8/01/05 ...................................................           130,390
      1,000,000    Time Warner Inc., 9.125%, 1/15/13 ........................................................         1,147,590
        520,000    Viacom Inc., 6.75%, 1/15/03 ..............................................................           509,106
                                                                                                                  -------------
                                                                                                                      3,786,356
                                                                                                                  -------------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($)                                                                                                          Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Service Industries 5.3%
        500,000    Pierce Leahy Corp., 9.125%, 7/15/07 ......................................................           523,750
      1,000,000    Prime Hospitality Corp., 9.25%, 1/15/06 ..................................................         1,045,000
        500,000    SC International Services, Inc., 9.25%, 9/01/07 ..........................................           508,750
      1,000,000    ServiceMaster L.P., 7.45%, 8/15/27 .......................................................         1,008,750
                                                                                                                  -------------
                                                                                                                      3,086,250
                                                                                                                  -------------
Durables 0.4%
        250,000    Tracor, Inc., 8.5%, 3/01/07 ..............................................................           256,250
                                                                                                                  -------------
Manufacturing 1.8%
        500,000    Argo-Tech Corp., 8.625%, 10/01/07 ........................................................           501,250
         50,000    GFSI Inc., 9.625%, 3/01/07 ...............................................................            51,375
        500,000    Mead Corp., 7.55%, 3/01/47 ...............................................................           519,600
                                                                                                                  -------------
                                                                                                                      1,072,225
                                                                                                                  -------------
Technology 2.8%
        500,000    Amphenol Corp., 9.875%, 5/15/07 ..........................................................           532,500
        100,000    Fairchild Semiconductor Corp., 10.125%, 3/15/07 ..........................................           107,500
      1,000,000    International Business Machines Corp., 7%, 10/30/45 ......................................           972,210
                                                                                                                  -------------
                                                                                                                      1,612,210
                                                                                                                  -------------
Energy 5.0%
        500,000    Barrett Resources Corp., 7.55%, 2/01/07 ..................................................           511,250
        500,000    Chesapeake Energy Corp., 8.5%, 3/15/12 ...................................................           487,500
        250,000    Dawson Production Services, Inc., 9.375%, 2/01/07 ........................................           260,625
        250,000    Lomak Petroleum, Inc., 8.75%, 1/15/07 ....................................................           248,750
      1,000,000    Lyondell Petrochemical Co., 7.55%, 2/15/26 ...............................................         1,003,760
        400,000    Pride Petroleum Services, Inc., 9.375%, 5/01/07 ..........................................           428,000
                                                                                                                  -------------
                                                                                                                      2,939,885
                                                                                                                  -------------
Metals & Minerals 2.7%
        500,000    AK Steel Corp., 9.125%, 12/15/06 .........................................................           526,250
      1,000,000    Potash Corp., 7.125%, 6/15/07 ............................................................         1,019,600
                                                                                                                  -------------
                                                                                                                      1,545,850
                                                                                                                  -------------
Construction 0.4%
        250,000    Nortek, Inc., 9.25%, 3/15/07 .............................................................           253,750
                                                                                                                  -------------
Transportation 2.3%
        300,000    Continental Airlines Inc. Series 1997-1B, 7.461%, 4/01/13 ................................           313,371
        500,000    Norfolk Southern Corp., 7.8%, 5/15/27 ....................................................           535,485
        500,000    Allied Holdings, Inc., 8.625%, 10/01/07 ..................................................           506,875
                                                                                                                      1,355,731
                                                                                                                  -------------
                   Total Corporate Bonds (Cost $28,241,662) .................................................        28,919,505
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                     % OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------

                   Total Investment Portfolio (Cost $56,640,822) (a) .........................     98.6            57,495,943
                   Other Assets and Liabilities, Net .........................................      1.4               828,203
                                                                                                  -----            ----------
                   Net Assets ................................................................    100.0            58,324,146
                                                                                                  =====            ==========

     The accompanying notes are an integral part of the financial statements

AARP BOND FUND FOR INCOME

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*     Effective maturities will be shorter due to prepayments.

(a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $56,640,822 was as follows:

      Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost ..........   $ 905,465

      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value ..........     (50,344)
                                                                      ---------
       Net unrealized appreciation ................................   $ 855,121
                                                                      =========
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments, and U.S. Government and U.S. Government agencies' obligations) for the period February 1, 1997 (commencement of operations) through September 30, 1997, aggregated $33,747,629 and $1,303,851, respectively. Purchases and sales of obligations of the U.S. Government and Government agencies aggregated $7,091,422, and $637,484, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

AARP BALANCED STOCK AND BOND FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($)                                                                                                          Value ($)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 7.9%
-------------------------------------------------------------------------------------------------------------------------------

      50,692,000     Repurchase Agreement with Salomon Brothers dated 9/30/97 at
                        6.125% to be repurchased at $50,700,624 on 10/01/97, collateralized by a
                        $39,775,000 U.S. Treasury Bond, 8.75%, 5/15/20 (Cost $50,692,000) ...................        50,692,000
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   U.S. TREASURY OBLIGATIONS 6.9%
-------------------------------------------------------------------------------------------------------------------------------

       5,000,000     U.S. Treasury Bond, 6.25%, 8/15/23 .....................................................         4,853,900
       5,000,000     U.S. Treasury Note, 5.125%, 4/30/98 ....................................................         4,989,050
      10,000,000     U.S. Treasury Note, 5.75%, 12/31/98 ....................................................        10,006,200
       2,500,000     U.S. Treasury Note, 5.875%, 3/31/99 ....................................................         2,504,300
       3,000,000     U.S. Treasury Note, 6.75%, 5/31/99 .....................................................         3,045,000
       6,000,000     U.S. Treasury Note, 6.875%, 7/31/99 ....................................................         6,106,860
       4,500,000     U.S. Treasury Note, 5.875%, 11/15/99 ...................................................         4,502,790
       2,000,000     U.S. Treasury Note, 6.125%, 7/31/00 ....................................................         2,012,180
       1,500,000     U.S. Treasury Note, 5.75%, 10/31/00 ....................................................         1,492,740
       3,500,000     U.S. Treasury STRIP (Interest only), (6.38%***), 2/15/09 ...............................         1,712,550
      10,000,000     U.S. Treasury STRIP (Principal only), (6.62%***), 11/15/18 .............................         2,526,700
                                                                                                                    -----------
                     Total U. S. Treasury Obligations (Cost $43,022,393) ....................................        43,752,270
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION** 1.6%
-------------------------------------------------------------------------------------------------------------------------------

       3,214,790     10% with various maturities to 2/15/25 .................................................         3,580,349
       6,503,131     8.5%, 11/15/25 .........................................................................         6,807,933
                                                                                                                    -----------
                     Total Government National Mortgage Association (Cost $10,159,715) ......................        10,388,282
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY PASS-THRUS** 6.0%
-------------------------------------------------------------------------------------------------------------------------------

      14,224,171     Federal National Mortgage Association, 6.5% with various maturities
                        to 3/01/26 ..........................................................................        13,869,957
      24,646,080     Federal National Mortgage Association, 7% with various maturities
                        to 8/01/26 ..........................................................................        24,576,189
                                                                                                                    -----------
                     Total U. S. Government Agency Pass-Thrus (Cost $37,394,733) ............................        38,446,146
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   FOREIGN BONDS -- U.S. $ DENOMINATED 1.6%
-------------------------------------------------------------------------------------------------------------------------------

       1,000,000     ABN-AMRO Bank NV, Subordinated note, 7.125%, 10/15/93 ..................................           982,330
       6,000,000     Deutsche Bank, 7.5%, 4/25/09 ...........................................................         6,340,440
       3,000,000     Province of Ontario Global, 6%, 2/21/06 ................................................         2,901,480
                                                                                                                    -----------
                     Total Foreign Bonds - U. S. $ Denominated (Cost $9,817,851) ............................        10,224,250
                                                                                                                    -----------

     The accompanying notes are an integral part of the financial statements

AARP BALANCED STOCK AND BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($)                                                                                                          Value ($)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   ASSET BACKED 2.1%
-----------------------------------------------------------------------------------------------------------------------------

Automobile Receivables 1.1%
       4,000,000     Ford Credit Automobile Trust Series 1996-A A4, 6.75%, 9/15/00 ..........................         4,045,000
       3,000,000     Premier Auto Trust Asset Backed Certificate, Series 1996-3 A4, 6.75%, 11/06/00 .........         3,029,040
                                                                                                                    -----------
                                                                                                                      7,074,040
                                                                                                                    -----------
Credit Card Receivables 1.0%
       4,000,000     Chase Manhattan Credit Card Master Trust, Series 1996-4A, 6.73%, 2/15/03 ...............         4,043,720
       2,000,000     Sears Credit Account Master Trust, Series 1995-4A, 6.25%, 1/15/03 ......................         2,003,740
                                                                                                                    -----------
                                                                                                                      6,047,460
                                                                                                                    -----------
                     Total Asset Backed (Cost $12,997,645) ..................................................        13,121,500
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS 12.4%
-------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 0.6%
       4,000,000     ITT Corp., 7.375%, 11/15/15 ............................................................         3,874,920
                                                                                                                    -----------
Communications 0.9%
       5,250,000     WorldCom, Inc., 7.75%, 4/01/27 .........................................................         5,603,115
                                                                                                                    -----------
Financial 5.2%
       5,850,000     Associates Corp. of North America, 6.625%, 5/15/01 .....................................         5,899,140
       4,000,000     Capital One Bank Medium Term Note, 5.95%, 2/15/01 ......................................         3,919,520
       1,000,000     General Electric Capital Services Inc., 7.5%, 8/21/35 ..................................         1,069,320
       5,000,000     Highwoods/Forsyth L.P., 7%, 12/01/06 ...................................................         5,011,650
       5,000,000     Meditrust Corp., 7%, 8/15/07 ...........................................................         4,977,900
       4,000,000     Southern National Corp., 7.05%, 5/23/03 ................................................         4,080,480
       1,500,000     Spieker Properties, Inc., 7.875%, 12/01/16 .............................................         1,524,915
       4,500,000     US West Capital Funding Inc., 7.9%, 1/01/27 ............................................         4,741,830
       2,000,000     Wells Fargo & Co., 6.875%, 4/01/06 .....................................................         2,014,260
                                                                                                                    -----------
                                                                                                                     33,239,015
                                                                                                                    -----------
Media 1.4%
       4,000,000     Tele-Communications, Inc., 8%, 8/01/05 .................................................         4,172,480
       4,500,000     Time Warner Inc., 9.125%, 1/15/13 ......................................................         5,164,155
                                                                                                                    -----------
                                                                                                                      9,336,635
                                                                                                                    -----------
Service Industries 1.3%
       5,000,000     ServiceMaster L.P., 7.45%, 8/15/27 .....................................................         5,043,750
       2,700,000     U.S. Filter Corp., 4.5%, 12/15/01 ......................................................         3,199,500
                                                                                                                    -----------
                                                                                                                      8,243,250
                                                                                                                    -----------
Durables 1.5%
       1,000,000     Ford Motor Co., 8.875%, 1/15/22 ........................................................         1,196,760
       2,000,000     Lockheed Martin Corp., 7.75%, 5/01/26 ..................................................         2,133,520
       1,000,000     McDonnell Douglas Corp., 9.75%, 4/01/12 ................................................         1,262,450
       2,000,000     Northrop Grumman Corp., 7%, 3/01/06 ....................................................         2,036,520
       3,100,000     Northrop Grumman Corp., 7.875%, 3/01/26 ................................................         3,333,864
                                                                                                                    -----------
                                                                                                                      9,963,114
                                                                                                                    -----------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($)                                                                                                          Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Technology 0.3%
       1,500,000     Loral Corp., 8.375%, 6/15/24 ...........................................................         1,703,640
                                                                                                                    -----------
Energy 0.7%
       4,150,000     PanEnergy Corp., 7.375%, 9/15/03 .......................................................         4,323,429
                                                                                                                    -----------
Transportation 0.5%
       2,500,000     AMR Corp., 9.75%, 8/15/21 ..............................................................         3,131,575
                                                                                                                    -----------
                     Total Corporate Bonds (Cost $75,947,204) ...............................................        79,418,693
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS 1.3%
-------------------------------------------------------------------------------------------------------------------------------

Health 0.1%
Pharmaceuticals
         290,000     Sandoz Capital BVI Ltd., 2%, 10/06/02 ..................................................           424,850
                                                                                                                    -----------
Financial 0.1%
Other Financial Companies
         200,000     First Financial Management Corp., 5%, 12/15/99 .........................................           352,500
                                                                                                                    -----------
Media 0.9%
Advertising
       7,000,000     Interpublic Group of Companies Inc., 1.8%, 9/16/04 .....................................         5,810,000
                                                                                                                    -----------
Service Industries 0.2%
Miscellaneous Commercial Services
       1,000,000     ADT Operations Inc. Liquid Yield Option Note, 7/06/10 ..................................         1,113,750
         260,000     Jardine Strategic Holdings Ltd., 7.5%, 5/07/49 (b) .....................................           317,200
                                                                                                                    -----------
                                                                                                                      1,430,950
                                                                                                                    -----------
                     Total Convertible Bonds (Cost $6,812,228) ..............................................         8,018,300
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE PREFERRED STOCKS 1.0%
-------------------------------------------------------------------------------------------------------------------------------

Shares
Consumer Discretionary 0.5%
Department & Chain Stores
          56,200     K Mart 7.75% ...........................................................................         3,287,700
                                                                                                                    -----------
Financial 0.3%
Consumer Finance 0.2%
          33,100     Advanta Corp. 6.75% ....................................................................         1,026,100
                                                                                                                    -----------
Real Estate 0.1%
          18,900     Security Capital Industrial Trust, 7% ..................................................           571,725
                                                                                                                    -----------
Manufacturing 0.2%
Containers & Paper 0.0%
           2,100     International Paper Co. 5.25% ..........................................................           118,650
                                                                                                                    -----------
Industrial Specialty 0.1%
          31,300     Cooper Industries, Inc. 6% .............................................................           719,900
                                                                                                                    -----------
Office Equipment / Supplies 0.1%
           4,700     Ikon Office Solutions, Inc., 5.04% .....................................................           303,150
                                                                                                                    -----------
                     Total Convertible Preferred Stocks (Cost $5,656,472) ...................................         6,027,225
                                                                                                                    -----------

     The accompanying notes are an integral part of the financial statements

AARP BALANCED STOCK AND BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 58.6%
-------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 2.9%
Department & Chain Stores
          66,800     J.C. Penney Co., Inc. ..................................................................         3,891,100
          45,100     May Department Stores ..................................................................         2,457,950
          55,000     Mercantile Stores, Inc. ................................................................         3,461,563
          88,900     Rite Aid Corp. .........................................................................         4,928,394
          73,200     Sears, Roebuck & Co. ...................................................................         4,167,825
                                                                                                                    -----------
                                                                                                                     18,906,832
                                                                                                                    -----------
Hotels & Casinos 0.0%
          15,033     Homestead Village, Inc. Warrants (expire 10/29/97)* ....................................           122,143
                                                                                                                    -----------
Consumer Staples 4.8%
Consumer Electronic & Photographic Products 1.0%
          95,900     Whirlpool Corp. ........................................................................         6,359,357
                                                                                                                    -----------
Food & Beverage 2.8%
          43,900     General Mills, Inc. ....................................................................         3,026,356
         159,950     H.J. Heinz Co. .........................................................................         7,387,691
          35,200     Unilever NV (New York shares) ..........................................................         7,484,400
                                                                                                                    -----------
                                                                                                                     17,898,447
                                                                                                                    -----------
Package Goods / Cosmetics 1.0%
         124,700     Kimberly-Clark Corp. ...................................................................         6,102,506
                                                                                                                    -----------
Health 3.8%
Pharmaceuticals
          47,600     American Home Products Corp. ...........................................................         3,474,800
          67,600     Baxter International Inc. ..............................................................         3,532,100
          67,200     Bristol-Myers Squibb Co. ...............................................................         5,560,800
          70,800     Schering-Plough Corp. ..................................................................         3,646,200
          78,400     SmithKline Beecham PLC (ADR) ...........................................................         3,831,800
         122,100     Zeneca Group PLC .......................................................................         3,987,442
                                                                                                                    -----------
                                                                                                                     24,033,142
                                                                                                                    -----------
Communications 4.4%
Telephone / Communications
         111,500     Alltel Corp. ...........................................................................         3,846,750
          94,932     Bell Atlantic Corp. ....................................................................         7,636,093
          83,200     BellSouth Corp. ........................................................................         3,848,000
         113,500     Frontier Corp. .........................................................................         2,610,500
         126,500     GTE Corp. ..............................................................................         5,739,938
          79,400     Sprint Corp. ...........................................................................         3,970,000
         100,000     Telecom Corp. of New Zealand ...........................................................           507,395
                                                                                                                    -----------
                                                                                                                     28,158,676
                                                                                                                    -----------
Financial 14.2%
Banks 6.7%
          71,500     Banc One Corp. .........................................................................         3,990,594
          43,500     Bankers Trust New York Corp. ...........................................................         5,328,750

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
          11,700     Centura Banks, Inc. ....................................................................           644,231
          64,800     Chase Manhattan Corp. ..................................................................         7,646,400
          52,800     CoreStates Financial Corp. .............................................................         3,494,700
          24,800     First American Corp. ...................................................................         1,212,100
          12,300     First Tennessee National Corp. .........................................................           701,100
          44,100     First Union Corp. ......................................................................         2,207,756
          92,400     Firstar Corp. ..........................................................................         3,349,500
          34,100     J.P. Morgan & Co., Inc. ................................................................         3,874,613
          67,600     KeyCorp ................................................................................         4,301,050
          35,500     Old Kent Financial Corp. ...............................................................         2,289,750
          34,700     US Bancorp .............................................................................         3,348,550
                                                                                                                    -----------
                                                                                                                     42,389,094
                                                                                                                    -----------
Insurance 2.4%
          62,600     EXEL, Ltd. (ADR) .......................................................................         3,728,613
          73,300     Lincoln National Corp. .................................................................         5,103,513
          42,100     Mid Ocean, Ltd. ........................................................................         2,668,088
          72,400     Safeco Corp. ...........................................................................         3,837,200
                                                                                                                    -----------
                                                                                                                     15,337,414
                                                                                                                    -----------
Consumer Finance 0.5%
          22,100     SLM Holding Corp. ......................................................................         3,414,450
                                                                                                                    -----------
Other Financial Companies 0.3%
          44,800     Federal National Mortgage Association ..................................................         2,105,600
                                                                                                                    -----------
Real Estate 4.3%
          75,700     Arden Realty Group, Inc. ...............................................................         2,375,088
         137,600     Equity Office Properties Trust (REIT) ..................................................         4,669,800
         116,100     General Growth Properties, Inc. (REIT) .................................................         4,295,700
          66,600     Health Care Property Investment Inc. (REIT) ............................................         2,580,750
          61,700     Meditrust SBI (REIT) ...................................................................         2,560,550
         101,600     Nationwide Health Properties Inc. (REIT) ...............................................         2,444,750
          26,000     Omega Healthcare Investors (REIT) ......................................................           936,000
         243,962     Security Capital Atlantic Inc. .........................................................         5,458,650
          88,454     Security Capital Industrial Trust (REIT) ...............................................         2,062,084
          22,593     Security Capital Industrial Trust Warrants (expire 9/18/98) ............................           180,744
                                                                                                                    -----------
                                                                                                                     27,564,116
                                                                                                                    -----------
Durables 3.8%
Aerospace 1.2%
          28,309     Lockheed Martin Corp. ..................................................................         3,018,447
          70,100     Rockwell International Corp. ...........................................................         4,411,919
                                                                                                                    -----------
                                                                                                                      7,430,366
                                                                                                                    -----------
Automobiles 2.1%
          93,400     Dana Corp. .............................................................................         4,611,625
          20,800     Eaton Corp. ............................................................................         1,921,400
         160,800     Ford Motor Co. .........................................................................         7,276,200
                                                                                                                    -----------
                                                                                                                     13,809,225
                                                                                                                    -----------
Construction / Agricultural Equipment 0.5%
          56,900     PACCAR, Inc. ...........................................................................         3,186,400
                                                                                                                    -----------

     The accompanying notes are an integral part of the financial statements

AARP BALANCED STOCK AND BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Manufacturing 10.3%
Chemicals 2.7%
          22,400     Akso Nobel N.V. (ADR) ..................................................................         1,918,000
          22,800     Dow Chemical Co. .......................................................................         2,067,675
          19,400     E.I. du Pont de Nemours & Co. ..........................................................         1,194,313
          63,600     Eastman Chemical Co. ...................................................................         3,943,200
         121,400     Imperial Chemical Industries PLC (ADR) (New) ...........................................         8,027,575
                                                                                                                    -----------
                                                                                                                     17,150,763
                                                                                                                    -----------
Containers & Paper 0.5%
           2,643     Boise Cascade Corp. ....................................................................           111,171
          82,100     Westvaco Corp. .........................................................................         2,960,731
                                                                                                                    -----------
                                                                                                                      3,071,902
                                                                                                                    -----------
Diversified Manufacturing 1.9%
          82,600     Olin Corp. .............................................................................         3,866,713
         153,200     TRW Inc. ...............................................................................         8,406,850
                                                                                                                    -----------
                                                                                                                     12,273,563
                                                                                                                    -----------
Electrical Products 2.1%
         123,600     Philips Electronics NV (New York shares) ...............................................        10,382,400
          57,100     Thomas & Betts Corp. ...................................................................         3,119,088
                                                                                                                    -----------
                                                                                                                     13,501,488
                                                                                                                    -----------
Industrial Specialty 0.1%
          16,100     Corning Inc. ...........................................................................           760,725
                                                                                                                    -----------
Office Equipment / Supplies 1.7%
         126,000     Xerox Corp. ............................................................................        10,607,625
                                                                                                                    -----------
Specialty Chemicals 1.3%
          55,300     BetzDearborn Inc. ......................................................................         3,781,138
         101,100     Witco Corp. ............................................................................         4,612,688
                                                                                                                    -----------
                                                                                                                      8,393,826
                                                                                                                    -----------
Technology 0.3%
Electronic Components / Distributors
          40,100     AMP Inc. ...............................................................................         2,147,856
                                                                                                                    -----------
Energy 4.8%
Oil Companies 4.4%
          28,600     Exxon Corp. ............................................................................         1,832,188
          93,300     Lyondell Petrochemical Co. .............................................................         2,443,294
           8,500     Pennzoil Co. ...........................................................................           677,344
          60,000     Royal Dutch Petroleum Co. (New York shares) ............................................         3,330,000
          90,381     Societe Nationale Elf Aquitaine (ADR) ..................................................         6,027,283
          93,800     Texaco Inc. ............................................................................         5,762,838
          70,201     Total SA (ADR) .........................................................................         4,023,395
         109,500     YPF S.A. "D" (ADR) .....................................................................         4,037,813
                                                                                                                    -----------
                                                                                                                     28,134,155
                                                                                                                    -----------
Oil / Gas Transmission 0.4%
          51,800     Williams Cos., Inc. ....................................................................         2,424,888
                                                                                                                    -----------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Metals & Minerals 1.6%
Steel & Metals
         114,435     Allegheny Teledyne Inc. ................................................................         3,275,702
          99,000     Freeport McMoRan Copper & Gold, Inc. "A" ...............................................         2,728,688
         101,500     Oregon Steel Mills, Inc. ...............................................................         2,753,188
          21,900     Phelps Dodge Corp. .....................................................................         1,699,988
                                                                                                                    -----------
                                                                                                                     10,457,566
                                                                                                                    -----------
Construction 1.9%
Building Materials 0.3%
          46,653     Martin Marietta Materials, Inc. ........................................................         1,679,508
                                                                                                                    -----------
Forest Products 1.6%
          51,800     Georgia Pacific Corp. ..................................................................         5,406,625
          73,900     Louisiana-Pacific Corp. ................................................................         1,847,500
          48,700     Weyerhaeuser Co. .......................................................................         2,891,563
                                                                                                                    -----------
                                                                                                                     10,145,688
                                                                                                                    -----------
Transportation 1.4%
Marine Transportation 0.6%
         137,500     Knightsbridge Tankers Ltd. .............................................................         3,892,969
                                                                                                                    -----------
Railroads 0.8%
          59,900     CSX Corp. ..............................................................................         3,504,150
          15,500     Canadian National Railway ..............................................................           805,668
          14,300     Union Pacific Corp. ....................................................................           895,538
                                                                                                                    -----------
                                                                                                                      5,205,356
                                                                                                                    -----------
Utilities 4.4%
Electric Utilities 3.8%
          71,400     CINergy Corp. ..........................................................................         2,387,437
          20,700     CMS Energy Corp. .......................................................................           765,900
         110,289     Duke Energy Corp. ......................................................................         5,452,412
          63,000     PacifiCorp .............................................................................         1,409,625
         105,200     PG & E Corporation .....................................................................         2,439,325
          38,900     PowerGen PLC (ADR) .....................................................................         1,915,825
         216,500     TNP Enterprises Inc. ...................................................................         5,439,563
         114,400     Unicom Corp. ...........................................................................         2,674,100
          59,600     Wisconsin Energy Corp. .................................................................         1,549,600
                                                                                                                    -----------
                                                                                                                     24,033,787
                                                                                                                    -----------
Natural Gas Distribution 0.6%
         115,300     MCN Energy Group, Inc. .................................................................         3,689,600
                                                                                                                    -----------
                     Total Common Stocks (Cost $260,773,738) ................................................       374,389,033
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                     % OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------

                   Total Investment Portfolio (Cost $513,273,979) (a) ....................         99.4             634,477,699
                   Other Assets and Liabilities, Net .....................................          0.6               3,878,558
                                                                                                  -----             -----------
                   Net Assets ............................................................        100.0             638,356,257
                                                                                                  =====             ===========

     The accompanying notes are an integral part of the financial statements

AARP BALANCED STOCK AND BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*     Non income producing security

**    Effective maturities will be shorter due to prepayments.

***   (Unaudited) Bond equivalent yield to maturity; not a coupon rate.

(a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $513,246,352 was as follows:

      Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost .........................................     $ 121,979,635

      Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value .......................................          (748,288)
                                                                  -------------
      Net unrealized appreciation ...........................     $ 121,231,347
                                                                  =============

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees amounted to $317,200 (.05% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities was $295,244 at September 30, 1997. These securities may also have certain restrictions as to resale.
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments, and U.S. Government and U.S. Government agencies' obligations) for the year ended September 30, 1997 aggregated $193,993,681 and $109,398,379, respectively. Purchases and sales of U.S. Government and U.S. Government agencies' obligations aggregated $19,648,049 and $18,561,811, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

AARP GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

Principal                                                                                              Market
Amount ($)                                                                                            Value ($)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 0.1%
-----------------------------------------------------------------------------------------------------------------

      9,855,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette
                      dated 9/30/97 at 6.02% to be repurchased at $9,856,648 on
                      10/01/97, collateralized by a $8,374,000 U.S. Treasury
                      Bond, 9.125%, 5/15/09 (Cost $9,855,000) .....................................     9,855,000
                                                                                                     ------------

-----------------------------------------------------------------------------------------------------------------
   COMMERCIAL PAPER 2.0%
-----------------------------------------------------------------------------------------------------------------

     33,000,000    Associates Corp. of North America, Discount Note, 10/01/97 .....................    33,000,000
     35,000,000    General Electric Capital Corp., Discount Note, 10/03/97 ........................    34,989,150
     20,000,000    Norwest Financial Corp., Discount Note, 10/01/97 ...............................    20,000,000
     44,000,000    Omnicom Finance Inc., Discount Note, 10/07/97 ..................................    43,958,787
                                                                                                     ------------
                   Total Commercial Paper (Cost $131,947,937) .....................................   131,947,937
                                                                                                     ------------

-----------------------------------------------------------------------------------------------------------------
   CERTIFICATES OF DEPOSIT 0.4%
-----------------------------------------------------------------------------------------------------------------

     25,000,000    Fifth Third Bancorp., 5.52%, 10/09/97 (Cost $25,000,000) .......................    24,999,576
                                                                                                     ------------

-----------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS 4.3%
-----------------------------------------------------------------------------------------------------------------

Consumer Discretionary 0.9%
Department & Chain Stores
     12,550,000    Federated Department Stores, Inc., Debenture, 5%, 10/01/03 .....................    16,911,125
     34,500,000    Home Depot Inc., 3.25%, 10/01/01 ...............................................    42,262,500
                                                                                                     ------------
                                                                                                       59,173,625
                                                                                                     ------------
Consumer Staples 0.5%
Miscellaneous
        490,000    Ralston Purina Group, 7%, 8/01/00 ..............................................    33,013,750
                                                                                                     ------------
Health 0.1%
Pharmaceuticals
      6,260,000    Sandoz Capital BVI Ltd., Debenture, 2%, 10/06/02 ...............................     9,170,900
                                                                                                     ------------
Communications 0.0%
Telephone / Communications
      1,000,000    Compania de Telefonos de Chile, S.A., 4.5%, 1/15/03 ............................     1,682,500
                                                                                                     ------------
Financial 1.5%
Banks 1.0%
    102,590,000    Deutsche Bank Financial Inc., Convertible to Daimler Benz AG shares,
                      Zero Coupon, 2/12/17 ........................................................    48,089,063
     17,290,000    MBL International Finance Bermuda, 3%, 11/30/02 ................................    18,846,100
                                                                                                     ------------
                                                                                                       66,935,163
                                                                                                     ------------
Other Financial Companies 0.2%
      5,200,000    First Financial Management Corp., Debenture, 5%, 12/15/99 ......................     9,165,000
                                                                                                     ------------
Real Estate 0.3%
     18,250,000    Security Capital Group, Inc., 6.5%, 3/29/16 (b) (c) ............................    22,585,146
                                                                                                     ------------

     The accompanying notes are an integral part of the financial statements

AARP GROWTH AND INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal                                                                                              Market
Amount ($)                                                                                            Value ($)
-----------------------------------------------------------------------------------------------------------------

Service Industries 0.8%
Miscellaneous Commercial Services 0.6%
     25,000,000    ADT Operations Inc., Liquid Yield Option Note, Zero Coupon, 7/06/10 ............    27,843,750
      7,036,000    Jardine Strategic Holdings Ltd., 7.5%, 5/07/49 (b) .............................     8,583,920
                                                                                                     ------------
                                                                                                       36,427,670
                                                                                                     ------------
Miscellaneous Consumer Services 0.2%
     14,000,000    CUC International Inc., 3%, 2/15/02 ............................................    16,205,000
                                                                                                     ------------
Durables 0.2%
Automobiles
      6,800,000    Magna International, Inc., 5%, 10/15/02 ........................................     8,967,500
                                                                                                     ------------
Manufacturing 0.1%
Diversified Manufacturing
      5,000,000    Thermo Electron Corp., 4.25%, 1/01/03 ..........................................     5,825,000
                                                                                                     ------------
Technology 0.2%
Electronic Components / Distributors 0.1%
      5,700,000    HMT Technology Corp., 5.75%, 1/15/04 ...........................................     5,400,750
                                                                                                     ------------
EDP Peripherals 0.1%
      5,500,000    Adaptec Inc., 4.75%, 2/01/04 ...................................................     6,215,000
                                                                                                     ------------
                   Total Convertible Bonds (Cost $226,034,527) ....................................   280,767,004
                                                                                                     ------------

-----------------------------------------------------------------------------------------------------------------
   CONVERTIBLE PREFERRED STOCKS 1.6%
-----------------------------------------------------------------------------------------------------------------

Shares
---------------
Consumer Discretionary 0.8%
Department & Chain Stores
        956,200    K Mart 7.75% ...................................................................    55,937,700
                                                                                                     ------------
Financial 0.2%
Consumer Finance 0.1%
        129,000    Advanta Corp. 6.75% ............................................................     3,999,000
                                                                                                     ------------
Real Estate 0.1%
        321,500    Security Capital Industrial Trust "B", 7% ......................................     9,725,375
                                                                                                     ------------
Manufacturing 0.4%
Containers & Paper 0.1%
         50,200    International Paper Co. 5.25% ..................................................     2,836,300
                                                                                                     ------------
Industrial Specialty 0.2%
        652,400    Cooper Industries, Inc. 6% .....................................................    15,005,200
                                                                                                     ------------
Office Equipment / Supplies 0.1%
        102,800    Ikon Office Solutions, Inc., 5.04% .............................................     6,630,600
                                                                                                     ------------
Metals & Minerals 0.2%
Precious Metals
        500,000    Freeport McMoRan Copper & Gold, Inc., Cum. $1.25 ...............................    13,843,750
                                                                                                     ------------
                   Total Convertible Preferred Stocks (Cost $96,396,839) ..........................   107,977,925
                                                                                                     ------------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                       Market
Shares                                                                                                Value ($)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 91.1%
-----------------------------------------------------------------------------------------------------------------

Consumer Discretionary 4.5%
Department & Chain Stores
        767,200    J.C. Penney Co., Inc. ..........................................................    44,689,400
        782,700    May Department Stores ..........................................................    42,657,150
        861,450    Mercantile Stores, Inc. ........................................................    54,217,509
      1,589,100    Rite Aid Corp. .................................................................    88,095,731
      1,257,200    Sears, Roebuck & Co. ...........................................................    71,581,825
                                                                                                     ------------
                                                                                                      301,241,615
                                                                                                     ------------
Consumer Staples 7.8%
Consumer Electronic & Photographic Products 1.7%
      1,656,000    Whirlpool Corp. ................................................................   109,813,500
                                                                                                     ------------
Food & Beverage 4.5%
        598,400    General Mills, Inc. ............................................................    41,252,200
      2,720,200    H.J. Heinz Co. .................................................................   125,639,237
        105,000    Unilever NV ....................................................................    22,412,944
        515,200    Unilever NV (New York shares) ..................................................   109,544,400
                                                                                                     ------------
                                                                                                      298,848,781
                                                                                                     ------------
Package Goods / Cosmetics 1.6%
      2,154,000    Kimberly-Clark Corp. ...........................................................   105,411,375
                                                                                                     ------------
Health 5.8%
Pharmaceuticals
        772,800    American Home Products Corp. ...................................................    56,414,400
      1,166,300    Baxter International Inc. ......................................................    60,939,175
      1,154,000    Bristol-Myers Squibb Co. .......................................................    95,493,500
      1,208,800    Schering-Plough Corp. ..........................................................    62,253,200
      1,322,600    SmithKline Beecham PLC (ADR) ...................................................    64,642,075
      1,446,900    Zeneca Group PLC ...............................................................    47,251,676
                                                                                                     ------------
                                                                                                      386,994,026
                                                                                                     ------------
Communications 7.2%
Telephone / Communications
      1,896,300    Alltel Corp. ...................................................................    65,422,350
      1,648,840    Bell Atlantic Corp. ............................................................   132,628,567
      1,424,000    BellSouth Corp. ................................................................    65,860,000
      1,976,900    Frontier Corp. .................................................................    45,468,700
      2,126,300    GTE Corp. ......................................................................    96,480,862
      1,164,600    Sprint Corp. ...................................................................    58,230,000
      2,036,000    Telecom Corp. of New Zealand ...................................................    10,330,556
                                                                                                     ------------
                                                                                                      474,421,035
                                                                                                     ------------
Financial 19.5%
Banks 10.2%
      1,215,500    Banc One Corp. .................................................................    67,840,094
        251,000    BankAmerica Corp. ..............................................................    18,401,437
        670,300    Bankers Trust New York Corp. ...................................................    82,111,750
      1,119,000    Chase Manhattan Corp. ..........................................................   132,042,000

     The accompanying notes are an integral part of the financial statements

AARP GROWTH AND INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                       Market
Shares                                                                                                Value ($)
-----------------------------------------------------------------------------------------------------------------

        983,800    CoreStates Financial Corp. .....................................................    65,115,262
        299,400    First Chicago NBD Corp. ........................................................    22,529,850
        755,100    First Union Corp. ..............................................................    37,802,194
        574,800    J.P. Morgan & Co., Inc. ........................................................    65,311,650
        980,200    KeyCorp ........................................................................    62,365,225
      1,098,600    NationsBank Corp. ..............................................................    67,975,875
        643,500    US Bancorp .....................................................................    62,097,750
                                                                                                     ------------
                                                                                                      683,593,087
                                                                                                     ------------
Insurance 3.8%
        979,100    EXEL Ltd. (ADR) ................................................................    58,317,644
      1,110,200    Lincoln National Corp. .........................................................    77,297,675
        754,300    Mid Ocean Limited ..............................................................    47,803,763
      1,248,400    Safeco Corp. ...................................................................    66,165,200
                                                                                                     ------------
                                                                                                      249,584,282
                                                                                                     ------------
Consumer Finance 0.9%
        381,200    SLM Holding Corp. ..............................................................    58,895,400
                                                                                                     ------------
Other Financial Companies 0.6%
        789,400    Federal National Mortgage Association ..........................................    37,101,800
                                                                                                     ------------
Real Estate 4.0%
        245,800    Avalon Properties, Inc. (REIT) .................................................     7,312,550
        386,200    Camden Property Trust (REIT) ...................................................    11,827,375
      2,004,900    General Growth Properties, Inc. (REIT) (d) .....................................    74,181,300
        409,800    Health Care Property Investment Inc. (REIT) ....................................    15,879,750
         31,100    Mark Centers Trust (REIT) ......................................................       293,506
        457,900    Meditrust SBI (REIT) ...........................................................    19,002,850
        680,800    Nationwide Health Properties Inc. (REIT) .......................................    16,381,750
         71,200    Post Properties Inc. (REIT) ....................................................     2,830,200
         17,398    Security Capital Group, Inc. (b) (c) ...........................................    24,843,660
      1,485,172    Security Capital Industrial Trust (REIT) .......................................    34,623,072
         88,318    Security Capital Industrial Trust Warrants (expire 9/1/98)* ....................       706,544
      2,688,521    Security Capital US Realty (REIT) ..............................................    40,058,963
        150,000    Spieker Properties, Inc. .......................................................     6,084,375
        102,100    Vornado Realty Trust (REIT) ....................................................     8,672,119
                                                                                                     ------------
                                                                                                      262,698,014
                                                                                                     ------------
Durables 6.4%
Aerospace 1.9%
        445,323    Lockheed Martin Corp. ..........................................................    47,482,565
      1,195,100    Rockwell International Corp. (New) .............................................    75,216,606
                                                                                                     ------------
                                                                                                      122,699,171
                                                                                                     ------------
Automobiles 3.7%
      1,609,000    Dana Corp. .....................................................................    79,444,375
        444,100    Eaton Corp. ....................................................................    41,023,737
      2,798,000    Ford Motor Co. .................................................................   126,609,500
                                                                                                     ------------
                                                                                                      247,077,612
                                                                                                     ------------
Construction / Agricultural Equipment 0.8%
        996,800    PACCAR, Inc. ...................................................................    55,820,800
                                                                                                     ------------

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                       Market
Shares                                                                                                Value ($)
-----------------------------------------------------------------------------------------------------------------

Manufacturing 18.1%
Chemicals 5.3%
        474,115    Akzo-Nobel NV ..................................................................    81,024,326
        518,300    Dow Chemical Co. ...............................................................    47,003,331
        328,100    E.I. du Pont de Nemours & Co. ..................................................    20,198,656
        945,000    Eastman Chemical Co. ...........................................................    58,590,000
      8,662,000    Imperial Chemical Industries PLC ...............................................   140,710,473
                                                                                                     ------------
                                                                                                      347,526,786
                                                                                                     ------------
Containers & Paper 0.7%
         49,581    Boise Cascade Corp. ............................................................     2,085,501
      1,200,000    Westvaco Corp. .................................................................    43,275,000
                                                                                                     ------------
                                                                                                       45,360,501
                                                                                                     ------------
Diversified Manufacturing 3.2%
      1,404,600    Olin Corp. .....................................................................    65,752,837
      2,654,000    TRW Inc. .......................................................................   145,638,250
                                                                                                     ------------
                                                                                                      211,391,087
                                                                                                     ------------
Electrical Products 3.8%
      1,863,400    Philips Electronics NV .........................................................   157,678,790
        428,300    Philips Electronics NV (New York shares) .......................................    35,977,200
      1,014,600    Thomas & Betts Corp. ...........................................................    55,422,525
                                                                                                     ------------
                                                                                                      249,078,515
                                                                                                     ------------
Machinery / Components / Controls 0.4%
        925,000    S.K.F. AB "B" (Free) ...........................................................    26,942,339
                                                                                                     ------------
Office Equipment / Supplies 2.7%
      2,152,900    Xerox Corp. ....................................................................   181,247,269
                                                                                                     ------------
Specialty Chemicals 2.0%
        204,800    ARCO Chemical Co. ..............................................................     9,318,400
        709,000    BetzDearborn Inc. ..............................................................    48,477,875
      1,649,900    Witco Corp. ....................................................................    75,276,688
                                                                                                     ------------
                                                                                                      133,072,963
                                                                                                     ------------
Technology 0.6%
Electronic Components / Distributors
        673,000    AMP Inc. .......................................................................    36,047,562
                                                                                                     ------------
Energy 8.6%
Oil Companies 8.0%
        494,800    Exxon Corp. ....................................................................    31,698,125
      1,254,000    Lyondell Petrochemical Co. .....................................................    32,839,125
        461,000    Pennzoil Co. ...................................................................    36,735,937
      1,058,800    Royal Dutch Petroleum Co. (New York shares) ....................................    58,763,400
        759,800    Societe Nationale Elf Aquitaine ................................................   101,417,646
      1,620,400    Texaco Inc. ....................................................................    99,553,325
        558,448    Total SA "B" ...................................................................    63,905,990
        569,496    Total SA (ADR) .................................................................    32,639,240
      1,844,200    YPF S.A. "D" (ADR) .............................................................    68,004,875
                                                                                                     ------------
                                                                                                      525,557,663
                                                                                                     ------------

    The accompanying notes are an integral part of the financial statements

AARP GROWTH AND INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                       Market
Shares                                                                                                Value ($)
-----------------------------------------------------------------------------------------------------------------

Oil / Gas Transmission 0.6%
        899,000    Williams Cos., Inc. ............................................................    42,084,438
                                                                                                    -------------
Metals & Minerals 1.9%
Steel & Metals
      2,081,910    Allegheny Teledyne Inc. ........................................................    59,594,674
        579,010    Freeport McMoRan Copper & Gold, Inc. "A" .......................................    15,958,963
      1,879,100    J & L Specialty Steel, Inc. ....................................................    25,250,406
        297,500    Phelps Dodge Corp. .............................................................    23,093,438
                                                                                                    -------------
                                                                                                      123,897,481
                                                                                                    -------------
Construction 2.7%
Building Materials 0.4%
        774,955    Martin Marietta Materials, Inc. ................................................    27,898,380
                                                                                                    -------------
Forest Products 2.3%
        817,000    Georgia Pacific Corp. ..........................................................    85,274,375
        512,200    Louisiana-Pacific Corp. ........................................................    12,805,000
        851,600    Weyerhaeuser Co. ...............................................................    50,563,750
                                                                                                    -------------
                                                                                                      148,643,125
                                                                                                    -------------
Transportation 1.6%
Railroads
      1,032,900    CSX Corp. ......................................................................    60,424,650
        295,950    Canadian National Railway Co. ..................................................    15,383,063
        141,100    Norfolk Southern Corp. .........................................................    14,568,575
        241,900    Union Pacific Corp. ............................................................    15,148,988
                                                                                                    -------------
                                                                                                      105,525,276
                                                                                                    -------------
Utilities 6.4%
Electric Utilities
      1,241,200    CINergy Corp. ..................................................................    41,502,625
        261,200    CMS Energy Corp. ...............................................................     9,664,400
      1,819,120    Duke Energy Corp. ..............................................................    89,932,745
      1,054,200    Long Island Lighting Co. .......................................................    27,013,875
      1,080,200    PacifiCorp .....................................................................    24,169,475
      1,951,600    PG & E Corporation .............................................................    45,252,725
      5,986,000    PowerGen PLC ...................................................................    73,753,689
        670,603    PowerGen PLC (ADR) .............................................................    33,027,198
      2,176,300    Unicom Corp. ...................................................................    50,871,014
        952,800    Wisconsin Energy Corp. .........................................................    24,772,800
                                                                                                    -------------
                                                                                                      419,960,546
                                                                                                    -------------
                   Total Common Stocks (Cost $3,954,215,554) ...................................... 6,018,434,429
                                                                                                    -------------

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                     % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

                   Total Investment Portfolio (Cost $4,443,449,857) (a) ......................     99.5         6,573,981,871
                   Other Assets and Liabilities, Net .........................................      0.5            32,031,026
                                                                                                 ------        --------------
                   Net Assets ................................................................    100.0         6,606,012,897
                                                                                                 ======        ==============
-----------------------------------------------------------------------------------------------------------------------------

*     Non income producing security

(a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $4,440,901,206 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ....... $2,140,784,862

      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value .......     (7,704,197)
                                                                 --------------

      Net unrealized appreciation .............................. $2,133,080,665
                                                                 ==============

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees amounted to $56,012,726 (0.85% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at September 30, 1997 was $44,449,203. These securities may also have certain restrictions as to resale.

(c) Restricted Securities -- securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning such restricted securities at September 30, 1997 is as follows:

      Security                                   Acquisition Date       Cost ($)
      --------                                   ----------------       --------
      Security Capital Group, Inc.                      4/19/96       18,250,000
      Security Capital Group, Inc., 6.5%, 3/29/16       4/19/96       18,250,000

(d)   Affiliated Issuer (See Notes to Financial Statements)

--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 1997, aggregated $2,283,895,347 and $1,713,417,767, respectively.
--------------------------------------------------------------------------------

      Transactions in written call options on securities during the year ended September 30, 1997 were:


                                          Contracts        Premiums Received ($)
                                          ---------        ---------------------

      Outstanding at September 30, 1996       400               19,199

      Contracts written                        --                   --

      Contracts expired                      (400)             (19,199)

                                          --------------------------------------
      Outstanding at September 30, 1997            --            --
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

    The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($)                                                                                                          Value ($)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 3.1%
-------------------------------------------------------------------------------------------------------------------------------

      1,179,000    Repurchase Agreement with State Street Bank and Trust Company dated 9/30/97 at 6% to be repurchased at $1,179,197 on 10/01/97, collateralized by a $1,150,000
                      U.S. Treasury Bond, 6.75%, 8/15/26 (Cost $1,179,000)                                            1,179,000
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY 0.2%
-------------------------------------------------------------------------------------------------------------------------------

         65,000    U.S. Treasury Bill, 5.12%, 10/02/97 (Cost $64,991)                                                    64,995
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 92.9%
-------------------------------------------------------------------------------------------------------------------------------

Shares
---------------
Consumer Discretionary 4.9%
Apparel & Shoes 0.1%
            100    Fruit of the Loom, Inc. "A"* ..............................................................            2,813
            100    Liz Claiborne Inc. ........................................................................            5,494
            200    Nike, Inc. "B" ............................................................................           10,600
          2,000    Stride Rite Corp. .........................................................................           27,125
                                                                                                                    -----------
                                                                                                                         46,032
                                                                                                                    -----------
Department & Chain Stores 4.1%
            600    CVS Corp. .................................................................................           34,115
            100    Charming Shoppes Inc.* ....................................................................              616
          1,500    Dayton Hudson Corp. .......................................................................           89,906
            100    Dillard's Inc. ............................................................................            4,381
            100    Federated Department Stores, Inc.* ........................................................            4,313
          1,200    Gap Inc. ..................................................................................           60,075
          3,000    Home Depot, Inc. ..........................................................................          156,365
          4,300    J.C. Penney Co., Inc. .....................................................................          250,475
            400    K mart Corp. ..............................................................................            5,600
          2,500    Limited Inc. ..............................................................................           61,094
            300    Longs Drug Stores, Inc. ...................................................................            8,006
            200    Lowe's Companies, Inc. ....................................................................            7,775
          2,100    May Department Stores .....................................................................          114,440
            100    Mercantile Stores, Inc. ...................................................................            6,294
            200    Nordstrom, Inc. ...........................................................................           12,750
            500    Costco Companies, Inc. ....................................................................           18,813
          1,100    Rite Aid Corp. ............................................................................           60,981
          2,900    Sears, Roebuck & Co. ......................................................................          165,119
            900    TJX Companies, Inc. (New) .................................................................           27,506
         11,300    Wal-Mart Stores Inc. ......................................................................          413,863
          2,700    Walgreen Co. ..............................................................................           69,188
            100    Woolworth Corp.* ..........................................................................            2,213
                                                                                                                    -----------
                                                                                                                      1,573,888
                                                                                                                    -----------
Home Furnishings 0.2%
            600    Newell Companies Inc. .....................................................................           24,000
          1,300    Rubbermaid, Inc. ..........................................................................           33,231

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

            400    Tupperware Corp. ..........................................................................           11,250
                                                                                                                    -----------
                                                                                                                         68,481
                                                                                                                    -----------
Hotels & Casinos 0.1%
            200    HFS, Inc.* ................................................................................           14,888
            100    Harrah's Entertainment, Inc.* .............................................................            2,244
            300    Hilton Hotels Corp. .......................................................................           10,106
            100    ITT Corp.* ................................................................................            6,775
            100    Marriott International, Inc. ..............................................................            7,106
                                                                                                                    -----------
                                                                                                                         41,119
                                                                                                                    -----------
Recreational Products 0.2%
            700    Brunswick Corp. ...........................................................................           24,675
            250    Hasbro, Inc. ..............................................................................            7,031
          1,400    Mattel Inc. ...............................................................................           46,375
                                                                                                                    -----------
                                                                                                                         78,081
                                                                                                                    -----------
Restaurants 0.1%
            100    Darden Restaurants Inc. ...................................................................            1,156
            900    McDonald's Corp. ..........................................................................           42,863
            100    Wendy's International, Inc. ...............................................................            2,125
                                                                                                                    -----------
                                                                                                                         46,144
                                                                                                                    -----------
Specialty Retail 0.1%
            100    AutoZone, Inc.* ...........................................................................            3,000
            100    Circuit City Stores Inc. ..................................................................            4,031
            100    Pep Boys - Manny, Moe & Jack ..............................................................            2,725
            800    Tandy Corp. ...............................................................................           26,900
            100    Toys "R" Us Inc.* .........................................................................            3,550
                                                                                                                    -----------
                                                                                                                         40,206
                                                                                                                    -----------
Consumer Staples 8.6%
Alcohol 0.4%
          2,400    Anheuser-Busch Companies, Inc. ............................................................          108,290
            800    Seagram Co., Ltd. .........................................................................           28,200
                                                                                                                    -----------
                                                                                                                        136,490
                                                                                                                    -----------
Consumer Electronic & Photographic Products 0.4%
          1,300    Eastman Kodak Co. .........................................................................           84,419
          1,100    Maytag Corp. ..............................................................................           37,538
            500    Whirlpool Corp. ...........................................................................           33,156
                                                                                                                    -----------
                                                                                                                        155,113
                                                                                                                    -----------
Consumer Specialties 0.3%
            100    American Greeting Corp., "A" ..............................................................            3,688
          3,600    Jostens, Inc. .............................................................................           97,650
                                                                                                                    -----------
                                                                                                                        101,338
                                                                                                                    -----------
Farming 0.0%
            105    Archer-Daniels-Midland Co. ................................................................            2,513
            100    Pioneer Hi-Bred International, Inc. .......................................................            9,100
                                                                                                                    -----------
                                                                                                                         11,613
                                                                                                                    -----------
Food & Beverage 4.3%
            100    Albertson's Inc. ..........................................................................            3,488

    The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

            200    American Stores Co. .......................................................................            4,875
            100    CPC International Inc. ....................................................................            9,263
          1,800    Campbell Soup Co. .........................................................................           88,200
          8,100    Coca-Cola Co., Inc. (b) ...................................................................          493,594
            600    ConAgra Inc. ..............................................................................           39,600
          1,700    General Mills, Inc. .......................................................................          117,194
            100    Giant Food, Inc. "A" ......................................................................            3,256
          2,300    H.J. Heinz Co. ............................................................................          106,231
            100    Hershey Foods Corp. .......................................................................            5,650
          1,700    Kellogg Co. ...............................................................................           71,613
            200    Kroger Co. ................................................................................            6,038
          7,400    PepsiCo, Inc. .............................................................................          300,163
          1,300    Quaker Oats Co. ...........................................................................           65,488
            200    Ralston Purina Group ......................................................................           17,700
            700    SUPERVALU, Inc. ...........................................................................           27,475
          1,000    Unilever NV (New York shares) .............................................................          212,625
            100    William Wrigley Jr. Co. ...................................................................            7,531
          1,700    Winn-Dixie Stores, Inc. ...................................................................           60,244
                                                                                                                    -----------
                                                                                                                      1,640,228
                                                                                                                    -----------
Package Goods / Cosmetics 3.0%
          1,200    Avon Products Inc. ........................................................................           74,400
            800    Clorox Co. ................................................................................           59,300
          2,100    Colgate-Palmolive Co. .....................................................................          146,334
          2,800    Gillette Co. ..............................................................................          241,675
          1,300    International Flavors & Fragrances, Inc. ..................................................           63,700
          1,400    Kimberly-Clark Corp. ......................................................................           68,513
          7,400    Procter & Gamble Co. ......................................................................          511,063
                                                                                                                    -----------
                                                                                                                      1,164,985
                                                                                                                    -----------
Textiles 0.2%
            200    Springs Industries, Inc. "A" ..............................................................           10,500
            600    VF Corporation ............................................................................           55,575
                                                                                                                    -----------
                                                                                                                         66,075
                                                                                                                    -----------
Health 10.3%
Biotechnology 0.2%
            100    Alza Corp. "A" ............................................................................            2,900
            200    Amgen Inc. ................................................................................            9,588
          1,000    Guidant Corp. .............................................................................           56,000
                                                                                                                    -----------
                                                                                                                         68,488
                                                                                                                    -----------
Health Industry Services 0.2%
          1,300    HEALTHSOUTH Corp. .........................................................................           34,694
            100    Humana, Inc.* .............................................................................            2,381
            200    Shared Medical Systems Corp. ..............................................................           10,575
            600    United Healthcare Corp. ...................................................................           30,000
                                                                                                                    -----------
                                                                                                                         77,650
                                                                                                                    -----------
Hospital Management 0.1%
            400    Columbia/HCA Healthcare Corp. .............................................................           11,500
            100    Manor Care, Inc. ..........................................................................            3,325

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

            200    Tenet Healthcare Corp.* ...................................................................            5,825
                                                                                                                    -----------
                                                                                                                         20,650
                                                                                                                    -----------
Medical Supply & Specialty 0.7%
          1,500    Bausch & Lomb, Inc. .......................................................................           60,750
            200    Becton, Dickinson & Co. ...................................................................            9,575
            100    Biomet Inc. ...............................................................................            2,400
            900    Boston Scientific Corp.* ..................................................................           49,669
            700    C.R. Bard, Inc. ...........................................................................           23,756
            100    Mallinckrodt, Inc. ........................................................................            3,600
          2,400    Medtronic Inc. ............................................................................          112,800
            100    St. Jude Medical, Inc.* ...................................................................            3,506
            400    U.S. Surgical Corp. .......................................................................           11,675
                                                                                                                    -----------
                                                                                                                        277,731
                                                                                                                    -----------
Pharmaceuticals 9.1%
          4,400    Abbott Laboratories .......................................................................          281,325
            100    Allergan, Inc. ............................................................................            3,619
          3,800    American Home Products Corp. ..............................................................          277,400
          3,200    Baxter International Inc. .................................................................          167,200
          5,900    Bristol-Myers Squibb Co. ..................................................................          488,225
          3,100    Eli Lilly & Co. ...........................................................................          373,356
          4,300    Johnson & Johnson .........................................................................          247,788
          6,600    Merck & Co. Inc. ..........................................................................          659,588
          6,400    Pfizer, Inc. ..............................................................................          384,400
          3,700    Pharmacia & Upjohn, Inc. ..................................................................          135,050
          4,000    Schering-Plough Corp. .....................................................................          206,000
          1,800    Warner-Lambert Co. ........................................................................          242,888
                                                                                                                    -----------
                                                                                                                      3,466,839
                                                                                                                    -----------
Communications 5.8%
Cellular Telephone 0.0%
            100    AirTouch Communications, Inc.* ............................................................            3,544
                                                                                                                    -----------
Telephone / Communications 5.8%
          1,100    Alltel Corp. ..............................................................................           37,950
         10,100    American Telephone & Telegraph Co. ........................................................          447,556
          2,200    Ameritech Corp. ...........................................................................          146,300
          5,104    Bell Atlantic Corp. .......................................................................          410,553
          3,500    BellSouth Corp. ...........................................................................          161,875
          2,100    Frontier Corp. ............................................................................           48,300
          3,300    GTE Corp. .................................................................................          149,738
            100    MCI Communications Corp. ..................................................................            2,938
          3,419    SBC Communicatons, Inc. ...................................................................          209,841
            100    Sprint Corp. ..............................................................................            5,000
          9,900    US West Inc.* .............................................................................          381,150
          5,500    WorldCom, Inc.* ...........................................................................          194,563
                                                                                                                    -----------
                                                                                                                      2,195,764
                                                                                                                    -----------
Financial 14.0%
Banks 8.2%
          3,800    Banc One Corp. ............................................................................          212,088
          1,900    Bank of New York Co., Inc. ................................................................           91,200

    The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

          3,300    BankAmerica Corp. .........................................................................          241,931
          1,000    BankBoston Corp. ..........................................................................           88,438
            900    Barnett Banks, Inc. .......................................................................           63,675
          2,500    Chase Manhattan Corp. .....................................................................          295,000
          2,300    Citicorp ..................................................................................          308,056
            500    Comerica Inc. .............................................................................           39,469
          2,200    CoreStates Financial Corp. ................................................................          145,613
            150    Fifth Third Bancorp. ......................................................................            9,806
          1,500    First Chicago NBD Corp. ...................................................................          112,875
          3,100    First Union Corp. .........................................................................          155,194
          1,800    Fleet Financial Group, Inc. ...............................................................          118,013
            100    H.F. Ahmanson & Co. .......................................................................            5,681
          1,400    J.P. Morgan & Co., Inc. ...................................................................          159,075
          1,500    KeyCorp ...................................................................................           95,438
          2,300    MBNA Corp. ................................................................................           93,150
          2,600    Mellon Bank Corp. .........................................................................          142,350
          1,900    National City Corp. .......................................................................          116,969
          2,700    NationsBank Corp. .........................................................................          167,063
          1,400    Norwest Corp. .............................................................................           85,750
          3,100    PNC Bank Corp. ............................................................................          151,319
            100    SunTrust Banks, Inc. ......................................................................            6,794
            902    US Bancorp ................................................................................           87,043
            900    Wachovia Corp. ............................................................................           64,800
            460    Washington Mutual, Inc. ...................................................................           32,085
            100    Wells Fargo & Co. .........................................................................           27,500
                                                                                                                    -----------
                                                                                                                      3,116,375
                                                                                                                    -----------
Insurance 3.1%
            100    Aetna Inc. ................................................................................            8,144
          1,600    Allstate Corp. ............................................................................          128,600
          1,900    American General Corp. ....................................................................           98,563
          2,300    American International Group, Inc. ........................................................          237,331
          1,550    Aon Corp. .................................................................................           81,956
            200    Chubb Corp. ...............................................................................           14,213
            300    Cigna Corp. ...............................................................................           55,875
            800    Conseco Inc. ..............................................................................           39,050
            100    General Re Corp. ..........................................................................           19,850
            200    Hartford Financial Services Group Inc. ....................................................           17,213
            200    Jefferson Pilot Corp. .....................................................................           15,800
          1,000    Lincoln National Corp. ....................................................................           69,625
            200    MGIC Investment Corp. .....................................................................           11,463
          2,400    Marsh & McLennan Companies, Inc. ..........................................................          183,900
          1,200    Providian Financial Corp. .................................................................           47,625
            800    Safeco Corp. ..............................................................................           42,400
            600    St. Paul Companies, Inc. ..................................................................           48,938
            450    SunAmerica, Inc. ..........................................................................           17,634
            200    Torchmark Corp. ...........................................................................            7,850
            100    Transamerica Corp. ........................................................................            9,950
            200    UNUM Corp. ................................................................................            9,125

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

            100    USF&G Corp. ...............................................................................            2,294
                                                                                                                    -----------
                                                                                                                      1,167,399
                                                                                                                    -----------
Consumer Finance 0.1%
            600    Beneficial Corp. ..........................................................................           45,713
                                                                                                                    -----------
Other Financial Companies 2.6%
          2,600    American Express Credit Corp. .............................................................          212,875
          2,600    Federal Home Loan Mortgage Corp. ..........................................................           91,650
          5,300    Federal National Mortgage Association .....................................................          249,100
            100    Green Tree Financial Corp. ................................................................            4,700
            400    Household International, Inc. .............................................................           45,275
          2,895    Morgan Stanley, Dean Witter Discover Co. ..................................................          156,511
            100    Salomon Inc. ..............................................................................            7,519
          3,400    Travelers Group, Inc. .....................................................................          232,050
                                                                                                                    -----------
                                                                                                                        999,680
                                                                                                                    -----------
Media 1.5%
Advertising 0.0%
            150    Interpublic Group of Companies Inc. .......................................................            7,697
                                                                                                                    -----------
Broadcasting & Entertainment 1.0%
            100    Clear Channel Communications, Inc.* .......................................................            6,488
          2,700    Time Warner Inc. ..........................................................................          146,306
            100    U.S. West Media Group .....................................................................            2,231
            100    Viacom Inc. "B"* ..........................................................................            3,163
          3,000    Walt Disney Co. ...........................................................................          241,875
                                                                                                                    -----------
                                                                                                                        400,063
                                                                                                                    -----------
Cable Television 0.2%
          1,400    Comcast Corp. "A" .........................................................................           36,050
          1,527    Tele-Communications Inc. "A" (New)* .......................................................           31,304
                                                                                                                    -----------
                                                                                                                         67,354
                                                                                                                    -----------
Print Media 0.3%
            600    Gannett Co., Inc. .........................................................................           64,763
            100    Harcourt General, Inc. ....................................................................            4,956
            200    Knight-Ridder, Inc. .......................................................................           10,925
            100    New York Times Co. "A" ....................................................................            5,250
            100    Times Mirror Co. "A" ......................................................................            5,494
            300    Tribune Co. ...............................................................................           15,994
                                                                                                                    -----------
                                                                                                                        107,382
                                                                                                                    -----------
Service Industries 3.0%
EDP Services 0.1%
            300    Automatic Data Processing, Inc. ...........................................................           15,000
            600    First Data Corp. ..........................................................................           22,538
            500    NextLevel Systems, Inc. ...................................................................            8,375
                                                                                                                    -----------
                                                                                                                         45,913
                                                                                                                    -----------
Environmental Services 0.6%
          2,100    Browning Ferris Industries ................................................................           79,931
          4,000    Waste Management Inc. .....................................................................          139,750
                                                                                                                    -----------
                                                                                                                        219,681
                                                                                                                    -----------

    The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Investment 0.5%
          1,050    Charles Schwab Corp. ......................................................................           37,538
          1,900    Merrill Lynch & Co., Inc. .................................................................          140,956
                                                                                                                    -----------
                                                                                                                        178,494
                                                                                                                    -----------
Miscellaneous Commercial Services 0.0%
            100    Cognizant Corp. ...........................................................................            4,075
            100    Ecolab, Inc. ..............................................................................            4,856
            100    Safety-Kleen Corp. ........................................................................            2,394
            100    Sysco Corp. ...............................................................................            3,694
                                                                                                                    -----------
                                                                                                                         15,019
                                                                                                                    -----------
Miscellaneous Consumer Services 0.1%
            300    CUC International Inc. ....................................................................            9,300
            800    H & R Block Inc. ..........................................................................           30,900
            100    Service Corp. International ...............................................................            3,219
                                                                                                                    -----------
                                                                                                                         43,419
                                                                                                                    -----------
Printing / Publishing 1.7%
          5,100    Deluxe Corp. ..............................................................................          171,169
            300    Dow Jones & Co., Inc. .....................................................................           14,025
          7,500    Dun & Bradstreet Corp. ....................................................................          212,813
            400    Equifax Inc. ..............................................................................           12,575
            500    John H. Harland Co. .......................................................................           11,531
          1,600    McGraw-Hill Inc. ..........................................................................          108,300
          3,300    Moore Corp., Ltd. .........................................................................           62,700
          1,100    R.R. Donnelley & Sons Co. .................................................................           39,256
                                                                                                                    -----------
                                                                                                                        632,369
                                                                                                                    -----------
Durables 5.9%
Aerospace 1.5%
          2,000    AlliedSignal Inc. .........................................................................           85,000
          4,150    Boeing Co. ................................................................................          225,916
            700    Lockheed Martin Corp. .....................................................................           74,638
            300    Northrop Grumman Corp. ....................................................................           36,413
            800    Rockwell International Corp. ..............................................................           50,350
          1,100    United Technologies Corp. .................................................................           89,100
                                                                                                                    -----------
                                                                                                                        561,417
                                                                                                                    -----------
Automobiles 2.5%
          5,500    Chrysler Corp. ............................................................................          202,469
            200    Cummins Engine Co., Inc. ..................................................................           15,613
            600    Dana Corp. ................................................................................           29,625
            400    Eaton Corp. ...............................................................................           36,950
            100    Echlin, Inc. ..............................................................................            3,506
          7,900    Ford Motor Co. ............................................................................          357,475
          3,700    General Motors Corp. ......................................................................          247,669
          2,100    Genuine Parts Co. .........................................................................           64,706
            100    Navistar International Corp.* .............................................................            2,763
                                                                                                                    -----------
                                                                                                                        960,776
                                                                                                                    -----------
Construction / Agricultural Equipment 0.5%
            100    Case Corp. ................................................................................            6,663

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

          2,400    Caterpillar Inc. ..........................................................................          129,450
          1,300    Deere & Co. ...............................................................................           69,875
                                                                                                                    -----------
                                                                                                                        205,988
                                                                                                                    -----------
Leasing Companies 0.0%
            100    Ryder System, Inc. ........................................................................            3,594
                                                                                                                    -----------
Telecommunications Equipment 1.3%
            250    Andrew Corp. ..............................................................................            6,547
            500    DSC Communications Corp.* .................................................................           13,469
          3,200    Lucent Technologies Inc. ..................................................................          260,400
          1,700    Northern Telecom Ltd. .....................................................................          176,694
            100    Scientific-Atlanta, Inc. ..................................................................            2,263
          1,000    Tellabs, Inc.* ............................................................................           51,500
                                                                                                                    -----------
                                                                                                                        510,873
                                                                                                                    -----------
Tires 0.1%
            100    Cooper Tire & Rubber Co. ..................................................................            2,656
            600    Goodyear Tire & Rubber Co. ................................................................           41,250
                                                                                                                    -----------
                                                                                                                         43,906
                                                                                                                    -----------
Manufacturing 10.4%
Chemicals 2.4%
            200    B.F. Goodrich Co., Inc. ...................................................................            9,050
          2,700    Dow Chemical Co. ..........................................................................          244,856
          6,300    E.I. du Pont de Nemours & Co. .............................................................          387,844
            800    Eastman Chemical Co. ......................................................................           49,600
            100    Engelhard Corp. ...........................................................................            2,156
            100    Great Lakes Chemicals Corp. ...............................................................            4,931
            500    Hercules, Inc. ............................................................................           24,875
          3,000    Monsanto Co. ..............................................................................          117,000
            400    Morton International, Inc. ................................................................           14,200
            100    Praxair Inc. ..............................................................................            5,119
            400    Rohm & Haas Co. ...........................................................................           38,375
            100    Sigma-Aldrich Corp. .......................................................................            3,294
            100    Union Carbide Corp. .......................................................................            4,869
            100    W.R. Grace & Co. (New) ....................................................................            7,363
                                                                                                                    -----------
                                                                                                                        913,532
                                                                                                                    -----------
Containers & Paper 0.5%
            100    Champion International Corp. ..............................................................            6,094
            300    Crown Cork & Seal Co. Inc. ................................................................           13,838
            300    Fort James Corp. ..........................................................................           13,744
          1,400    International Paper Co. ...................................................................           77,088
            200    Stone Container Corp. .....................................................................            3,113
            100    Temple-Inland, Inc. .......................................................................            6,400
            900    Union Camp Corp. ..........................................................................           55,519
            400    Westvaco Corp. ............................................................................           14,425
                                                                                                                    -----------
                                                                                                                        190,221
                                                                                                                    -----------
Diversified Manufacturing 5.1%
            200    Aeroquip-Vickers Inc. .....................................................................            9,800
          1,200    Cooper Industries, Inc. ...................................................................           64,875

    The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

            300    Dover Corp. ...............................................................................           20,363
          1,500    Dresser Industries Inc. ...................................................................           64,500
         18,000    General Electric Co. ......................................................................        1,225,125
            600    Honeywell, Inc. ...........................................................................           40,313
            100    ITT Industries Inc. .......................................................................            3,319
          2,000    Minnesota Mining & Manufacturing Co. ......................................................          185,000
            500    National Service Industries, Inc. .........................................................           21,969
            100    TRW Inc. ..................................................................................            5,488
          1,100    Tenneco, Inc. .............................................................................           52,663
            700    Textron, Inc. .............................................................................           45,500
            100    Thermo Electron Corp. .....................................................................            4,000
          1,500    Tyco International Ltd. (New) .............................................................          123,094
          3,000    Westinghouse Electric Corp. ...............................................................           81,188
            100    Whitman Corp. .............................................................................            2,725
                                                                                                                    -----------
                                                                                                                      1,949,922
                                                                                                                    -----------
Electrical Products 0.5%
          2,600    Emerson Electric Co. ......................................................................          149,825
            100    Raychem Corp. .............................................................................            8,450
            400    Thomas & Betts Corp. ......................................................................           21,850
                                                                                                                    -----------
                                                                                                                        180,125
                                                                                                                    -----------
Hand Tools 0.2%
            100    Black & Decker Corp. ......................................................................            3,725
            100    Briggs & Stratton Corp. ...................................................................            4,944
            300    Snap-On, Inc. .............................................................................           13,819
            900    Stanley Works .............................................................................           38,700
                                                                                                                    -----------
                                                                                                                         61,188
                                                                                                                    -----------
Industrial Specialty 0.5%
            500    Avery Dennison Corp. ......................................................................           20,000
          1,400    Corning Inc. ..............................................................................           66,150
          1,000    PPG Industries, Inc. ......................................................................           62,688
          1,200    Pall Corp. ................................................................................           25,875
            200    Sherwin-Williams Co. ......................................................................            5,888
                                                                                                                    -----------
                                                                                                                        180,601
                                                                                                                    -----------
Machinery / Components / Controls 0.3%
            500    General Signal Corp. ......................................................................           21,625
            100    Harnischfeger Industries, Inc. ............................................................            4,275
            800    Illinois Tool Works Inc. ..................................................................           40,000
            450    Ingersoll-Rand Co. ........................................................................           19,378
            600    Parker-Hannifin Group .....................................................................           27,000
            400    Timken Co. ................................................................................           16,025
                                                                                                                    -----------
                                                                                                                        128,303
                                                                                                                    -----------
Office Equipment / Supplies 0.7%
          1,300    Pitney Bowes, Inc. ........................................................................          108,144
          1,800    Xerox Corp. ...............................................................................          151,538
                                                                                                                    -----------
                                                                                                                        259,682
                                                                                                                    -----------
Specialty Chemicals 0.2%
            500    Air Products & Chemicals, Inc. ............................................................           41,469

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

            900    Nalco Chemical Co. ........................................................................           36,056
                                                                                                                    -----------
                                                                                                                         77,525
                                                                                                                    -----------
Technology 12.2%
Computer Software 3.2%
            400    Adobe Systems Inc. ........................................................................           20,150
            300    Autodesk, Inc. ............................................................................           13,613
            900    Bay Networks Inc.* ........................................................................           34,763
          1,800    Computer Associates International, Inc. ...................................................          129,263
          6,300    Microsoft Corp.* ..........................................................................          833,569
          4,500    Oracle Systems Corp. ......................................................................          163,969
            200    Parametric Technology Corp.* ..............................................................            8,825
                                                                                                                    -----------
                                                                                                                      1,204,152
                                                                                                                    -----------
Diverse Electronic Products 0.9%
          1,300    Applied Materials, Inc. ...................................................................          123,825
            200    Harris Corp. ..............................................................................            9,150
          3,100    Motorola Inc. .............................................................................          222,813
                                                                                                                    -----------
                                                                                                                        355,788
                                                                                                                    -----------
EDP Peripherals 0.2%
          1,200    EMC Corp. .................................................................................           70,050
            200    Seagate Technology, Inc.* .................................................................            7,225
                                                                                                                    -----------
                                                                                                                         77,275
                                                                                                                    -----------
Electronic Components / Distributors 0.2%
          1,600    AMP Inc. ..................................................................................           85,700
                                                                                                                    -----------
Electronic Data Processing 3.9%
            100    Apple Computer, Inc.* .....................................................................            2,169
            100    Ceridian Corp.* ...........................................................................            3,700
          4,015    Compaq Computer Corp. .....................................................................          300,121
            100    Data General Corp.* .......................................................................            2,663
          2,000    Dell Computer Corp. .......................................................................          193,750
            400    Digital Equipment Corp.* ..................................................................           17,325
          5,000    Hewlett-Packard Co. .......................................................................          347,813
          5,100    International Business Machines Corp. .....................................................          540,281
            300    Silicon Graphics Inc.* ....................................................................            7,875
          1,300    Sun Microsystems, Inc.* ...................................................................           60,856
            100    Unisys Corp.* .............................................................................            1,531
                                                                                                                    -----------
                                                                                                                      1,478,084
                                                                                                                    -----------
Military Electronics 0.2%
            100    Computer Sciences Corp.* ..................................................................            7,075
          1,400    EG&G, Inc. ................................................................................           28,963
            100    General Dynamics Corp. ....................................................................            8,713
            300    Raytheon Co. ..............................................................................           17,738
                                                                                                                    -----------
                                                                                                                         62,489
                                                                                                                    -----------
Office / Plant Automation 0.9%
          1,800    3Com Corp.* ...............................................................................           92,250
            400    Cabletron Systems Inc.* ...................................................................           12,800
          3,300    Cisco Systems, Inc.* ......................................................................          241,106

    The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

            300    Novell Inc.* ..............................................................................            2,691
                                                                                                                    -----------
                                                                                                                        348,847
                                                                                                                    -----------
Precision Instruments 0.0%
            200    Perkin-Elmer Corp. ........................................................................           14,613
                                                                                                                    -----------
Semiconductors 2.7%
            300    Advanced Micro Devices Inc.* ..............................................................            9,769
             25    General Semiconductor, Inc. ...............................................................              322
          8,400    Intel Corp. ...............................................................................          775,425
            800    LSI Logic Corp.* ..........................................................................           25,700
          1,200    Micron Technology Inc. ....................................................................           41,625
            600    National Semiconductor Corp.* .............................................................           24,600
          1,200    Texas Instruments Inc. ....................................................................          162,150
                                                                                                                    -----------
                                                                                                                      1,039,591
                                                                                                                    -----------
Energy 8.9%
Engineering 0.0%
            100    Fluor Corp. ...............................................................................            5,363
            100    Foster Wheeler Corp. ......................................................................            4,394
                                                                                                                    -----------
                                                                                                                          9,757
                                                                                                                    -----------
Oil & Gas Production 0.4%
            100    Burlington Resources, Inc. ................................................................            5,131
            100    Coastal Corp. .............................................................................            6,125
            149    Enserch Exploration Partners Ltd.* ........................................................            1,341
            200    Kerr-McGee Corp. ..........................................................................           13,763
             44    Monterey Resources, Inc. ..................................................................              924
          4,500    Occidental Petroleum Corp. ................................................................          116,719
            100    Oryx Energy Co. ...........................................................................            2,544
            100    Santa Fe Energy Resources, Inc. ...........................................................            1,250
            100    Union Pacific Resources Group .............................................................            2,619
                                                                                                                    -----------
                                                                                                                        150,416
                                                                                                                    -----------
Oil Companies 7.4%
            100    Amerada Hess Corp. ........................................................................            6,169
          3,100    Amoco Corp. ...............................................................................          298,763
            100    Ashland Inc. ..............................................................................            5,438
          3,200    Atlantic Richfield Co. ....................................................................          273,400
          3,300    Chevron Corp. .............................................................................          274,519
         12,900    Exxon Corp. ...............................................................................          826,406
          3,600    Mobil Corp. ...............................................................................          266,400
          1,400    Phillips Petroleum Co. ....................................................................           72,275
         10,400    Royal Dutch Petroleum Co. (New York shares) ...............................................          577,200
            400    Sun Co., Inc. .............................................................................           17,525
          3,200    Texaco Inc. ...............................................................................          196,600
            400    USX Marathon Group ........................................................................           14,875
            100    Unocal Corp. ..............................................................................            4,325
                                                                                                                    -----------
                                                                                                                      2,833,895
                                                                                                                    -----------
Oil / Gas Transmission 0.1%
            200    Enron Corp. ...............................................................................            7,700
            100    Sonat, Inc. ...............................................................................            5,088

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

            100    Williams Cos., Inc. .......................................................................            4,681
                                                                                                                    -----------
                                                                                                                         17,469
                                                                                                                    -----------
Oilfield Services / Equipment 1.0%
            800    Baker Hughes, Inc. ........................................................................           35,000
          1,600    Halliburton Co. ...........................................................................           83,200
            300    Rowan Companies, Inc. .....................................................................           10,688
          2,800    Schlumberger Ltd. .........................................................................          235,725
                                                                                                                    -----------
                                                                                                                        364,613
                                                                                                                    -----------
Metals & Minerals 0.9%
Precious Metals 0.3%
            100    Barrick Gold Corp. ........................................................................            2,475
            100    Battle Mountain Gold Co. "A" ..............................................................              719
            100    Echo Bay Mines, Ltd. ......................................................................              569
          3,100    Freeport McMoRan Copper & Gold, Inc. "B" ..................................................           89,319
            100    Homestake Mining Co. ......................................................................            1,531
            143    Newmont Mining Corp. ......................................................................            6,426
            100    Placer Dome Inc. ..........................................................................            1,913
                                                                                                                    -----------
                                                                                                                        102,952
                                                                                                                    -----------
Steel & Metals 0.6%
            100    Alcan Aluminium Ltd. ......................................................................            3,475
          1,500    Allegheny Teledyne Inc. ...................................................................           42,938
            400    Aluminum Co. of America ...................................................................           32,800
            100    Asarco, Inc. ..............................................................................            3,200
            100    Bethlehem Steel Corp. .....................................................................            1,031
            900    Cyprus Amax Minerals Co. ..................................................................           21,600
            100    Inco Ltd. .................................................................................            2,506
            100    Nucor Corp. ...............................................................................            5,269
            200    Phelps Dodge Corp. ........................................................................           15,525
            800    Reynolds Metals Co. .......................................................................           56,650
            600    USX-US Steel Group, Inc. ..................................................................           20,850
          1,000    Worthington Industries, Inc. ..............................................................           20,250
                                                                                                                    -----------
                                                                                                                        226,094
                                                                                                                    -----------
Construction 0.7%
Building Products 0.2%
            400    Armstrong World Industries, Inc. ..........................................................           26,825
          1,000    Masco Corp. ...............................................................................           45,813
                                                                                                                    -----------
                                                                                                                         72,638
                                                                                                                    -----------
Forest Products 0.5%
            400    Georgia Pacific Corp. .....................................................................           41,750
            100    Louisiana-Pacific Corp. ...................................................................            2,500
            800    Potlatch Corp. ............................................................................           40,250
          1,500    Weyerhaeuser Co. ..........................................................................           89,063
                                                                                                                    -----------
                                                                                                                        173,563
                                                                                                                    -----------
Homebuilding 0.0%
            200    Kaufman & Broad Home Corp. ................................................................            4,338
                                                                                                                    -----------

    The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Transportation 0.9%
Air Freight 0.0%
            100    Federal Express Corp.* ....................................................................            8,000
                                                                                                                    -----------
Airlines 0.1%
            100    AMR Corp.* ................................................................................           11,069
            100    Delta Air Lines, Inc. .....................................................................            9,419
            100    Southwest Airlines Co. ....................................................................            3,194
            400    US Airways Group, Inc.* ...................................................................           16,550
                                                                                                                    -----------
                                                                                                                         40,232
                                                                                                                    -----------
Railroads 0.8%
            200    Burlington Northern Santa Fe ..............................................................           19,325
          1,000    CSX Corp. .................................................................................           58,500
            900    Norfolk Southern Corp. ....................................................................           92,925
          1,900    Union Pacific Corp. .......................................................................          118,988
                                                                                                                    -----------
                                                                                                                        289,738
                                                                                                                    -----------
Trucking 0.0%
            200    Caliber System, Inc. ......................................................................           10,850
                                                                                                                    -----------
Miscellaneous 0.0%
            400    Laidlaw, Inc. .............................................................................            5,990
                                                                                                                    -----------
Utilities 4.9%
Electric Utilities 4.4%
            300    American Electric Power Co. ...............................................................           13,650
            100    Baltimore Gas & Electric Co. ..............................................................            2,775
            100    CINergy Corp. .............................................................................            3,344
            100    Carolina Power & Light Co. ................................................................            3,594
         12,400    Central & South West Corp. ................................................................          275,125
          3,700    Consolidated Edison Co. of New York, Inc. .................................................          125,800
          3,400    DTE Energy Co. ............................................................................          103,488
          2,700    Dominion Resources Inc. ...................................................................          102,263
            204    Duke Energy Corp. .........................................................................           10,085
            100    Edison International ......................................................................            2,525
          1,400    Entergy Corp. .............................................................................           36,488
            100    FPL Group, Inc. ...........................................................................            5,125
            100    GPU, Inc. .................................................................................            3,588
          6,012    Houston Industries Inc. ...................................................................          130,761
            100    Niagara Mohawk Power Corp. ................................................................              956
            200    Northern States Power Co. .................................................................            9,950
          1,100    Ohio Edison Co. ...........................................................................           25,781
          9,500    PP&L Resources, Inc. ......................................................................          207,813
            100    PacifiCorp ................................................................................            2,238
            100    PG & E Corporation ........................................................................            2,319
         11,300    Peco Energy Co. ...........................................................................          264,844
          9,000    Public Service Enterprise Group ...........................................................          231,750
          2,000    Southern Company ..........................................................................           45,125
            222    Texas Utilities Co., Inc. .................................................................            7,992
          1,600    Unicom Corp. ..............................................................................           37,400
            700    Union Electric Co. ........................................................................           26,906
                                                                                                                    -----------
                                                                                                                      1,681,685
                                                                                                                    -----------

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Natural Gas Distribution 0.5%
            200    Consolidated Natural Gas Corp. ............................................................           11,638
          1,300    Eastern Enterprises .......................................................................           48,506
            100    NICOR, Inc. ...............................................................................            3,750
            100    ONEOK Inc. ................................................................................            3,263
          1,900    Pacific Enterprises .......................................................................           64,363
          1,600    Peoples Energy Corp. ......................................................................           60,300
                                                                                                                        191,820
                                                                                                                    -----------
                   Total Common Stocks (Cost $31,668,935) ....................................................       35,405,259
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                     % OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------

                   Total Investment Portfolio (Cost $32,912,926) (a)                               96.2             36,649,254
                   Other Assets and Liabilities, Net                                                3.8              1,435,819
                                                                                                 ------            -----------
                   Net Assets                                                                     100.0             38,085,073
                                                                                                 ======            ===========
-------------------------------------------------------------------------------------------------------------------------------

*     Non income producing security.

(a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $32,933,269 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost .......... $ 3,825,138

      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value ..........    (109,153)
                                                                    -----------

      Net unrealized appreciation ................................. $ 3,715,985
                                                                    ============

(b) At September 30, 1997, this security, in whole or in part, has been pledged to cover initial margin requirements for open futures contracts.


      At September 30, 1997, open futures contracts purchased were as follows:

                                                        Aggregate       Market
      Futures             Expiration     Contracts    Face Value ($)   Value ($)
                          ----------     ---------    --------------   ---------

      S&P 500 Index ... December, 1997       5          2,377,911      2,387,250
                                                                       ---------

      Total net unrealized appreciation on open futures contracts
      purchased ...................................................        9,339
                                                                       =========

      The aggregate face value of futures contracts opened and closed during the year ended September 30, 1997 was $6,641,537 and $4,263,626, respectively.

--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments) for the period February 1, 1997 (commencement of operations) through September 30, 1997, aggregated $33,666,582 and $2,094,504, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

    The accompanying notes are an integral part of the financial statements

AARP CAPITAL GROWTH FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($)                                                                                                          Value ($)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 4.7%
-------------------------------------------------------------------------------------------------------------------------------

     57,322,000    Repurchase Agreement with Salomon Brothers dated 9/30/97 at 6.125%
                      to be repurchased at $57,331,753 on 10/01/97, collateralized by a $44,975,000
                      U.S. Treasury Bond, 8.75%, 5/15/20 (Cost $57,322,000) ..................................       57,322,000
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 95.2%
-------------------------------------------------------------------------------------------------------------------------------

Shares
---------------
Consumer Discretionary 9.0%
Apparel & Shoes 1.2%
        270,000    Nike, Inc. "B" ............................................................................       14,310,000
                                                                                                                    -----------
Department & Chain Stores 5.7%
        320,000    Gap Inc. ..................................................................................       16,020,000
        540,000    Home Depot, Inc. ..........................................................................       28,147,500
        360,000    Costco Companies, Inc. ....................................................................       13,545,000
        500,000    Walgreen Co. ..............................................................................       12,812,500
                                                                                                                    -----------
                                                                                                                     70,525,000
                                                                                                                    -----------
Hotels & Casinos 1.0%
        400,000    Mirage Resorts Inc.* ......................................................................       12,050,000
                                                                                                                    -----------
Specialty Retail 1.1%
        320,000    Tiffany & Co. .............................................................................       13,600,000
                                                                                                                    -----------
Consumer Staples 3.6%
Alcohol 1.2%
        330,000    Anheuser-Busch Companies, Inc. ............................................................       14,891,250
                                                                                                                    -----------
Food & Beverage 1.1%
        300,000    H.J. Heinz Co. ............................................................................       13,856,250
                                                                                                                    -----------
Package Goods / Cosmetics 1.3%
        230,000    Procter & Gamble Co. ......................................................................       15,884,375
                                                                                                                    -----------
Health 8.8%
Medical Supply & Specialty 1.2%
        308,000    Becton, Dickinson & Co. ...................................................................       14,745,500
                                                                                                                    -----------
Pharmaceuticals 7.6%
        140,000    American Home Products Corp. ..............................................................       10,220,000
        180,000    Johnson & Johnson .........................................................................       10,372,500
        100,000    Merck & Co. Inc. ..........................................................................        9,993,750
        197,100    Novartis AG (ADR) .........................................................................       15,176,700
        278,000    Pfizer, Inc. ..............................................................................       16,697,375
        200,000    Schering-Plough Corp. .....................................................................       10,300,000
        150,000    Warner-Lambert Co. ........................................................................       20,240,625
                                                                                                                    -----------
                                                                                                                     93,000,950
                                                                                                                    -----------
Financial 20.1%
Banks 4.5%
        350,600    BankAmerica Corp. .........................................................................       25,703,363
        155,000    Citicorp ..................................................................................       20,760,313
         80,000    J.P. Morgan & Co., Inc. ...................................................................        9,090,000
                                                                                                                    -----------
                                                                                                                     55,553,676
                                                                                                                    -----------

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Insurance 8.3%
        270,000    American International Group, Inc. ........................................................       27,860,625
        375,000    Conseco Inc. ..............................................................................       18,304,688
        520,000    EXEL, Ltd. (ADR) ..........................................................................       30,972,500
        331,100    Hartford Life, Inc. "A" ...................................................................       12,726,656
         96,000    MBIA Inc. .................................................................................       12,042,000
                                                                                                                    -----------
                                                                                                                    101,906,469
                                                                                                                    -----------
Consumer Finance 1.5%
        301,700    Associates First Capital Corp. ............................................................       18,780,825
                                                                                                                    -----------
Other Financial Companies 5.8%
        409,900    American Express Credit Corp. .............................................................       33,560,563
        410,000    Federal National Mortgage Association .....................................................       19,270,000
        270,000    Travelers Group, Inc. .....................................................................       18,427,500
                                                                                                                    -----------
                                                                                                                     71,258,063
                                                                                                                    -----------
Media 2.2%
Advertising 1.2%
        200,000    Omnicom Group, Inc. .......................................................................       14,550,000
                                                                                                                    -----------
Cable Television 1.0%
        420,000    Tele-Comm Liberty Media Group "A"* ........................................................       12,573,750
                                                                                                                    -----------
Service Industries 4.6%
Investment 3.7%
        294,500    Franklin Resources Inc. ...................................................................       27,425,313
        240,000    Merrill Lynch & Co., Inc. .................................................................       17,805,000
                                                                                                                    -----------
                                                                                                                     45,230,313
                                                                                                                    -----------
Miscellaneous Commercial Services 0.9%
        291,000    Manpower, Inc. ............................................................................       11,494,500
                                                                                                                    -----------
Durables 3.7%
Aerospace 2.7%
        235,000    Rockwell International Corp. (New) ........................................................       14,790,313
        230,000    United Technologies Corp. .................................................................       18,630,000
                                                                                                                    -----------
                                                                                                                     33,420,313
                                                                                                                    -----------
Telecommunications Equipment 1.0%
        365,000    Ascend Communications, Inc.* ..............................................................       11,816,875
                                                                                                                    -----------
Manufacturing 11.9%
Chemicals 3.0%
        280,000    E.I. du Pont de Nemours & Co. .............................................................       17,237,500
        195,700    Praxair Inc. ..............................................................................       10,017,394
        290,000    Sigma-Aldrich Corp. .......................................................................        9,551,875
                                                                                                                    -----------
                                                                                                                     36,806,769
                                                                                                                    -----------
Diversified Manufacturing 4.5%
        325,000    Dresser Industries Inc. ...................................................................       13,975,000
        190,000    General Electric Co. ......................................................................       12,931,875
        240,000    TRW Inc. ..................................................................................       13,170,000
        240,000    Textron, Inc. .............................................................................       15,600,000
                                                                                                                    -----------
                                                                                                                     55,676,875
                                                                                                                    -----------

    The accompanying notes are an integral part of the financial statements

AARP CAPITAL GROWTH FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Electrical Products 1.6%
         75,000    ABB AB (ADR) ..............................................................................       10,612,500
        166,000    Emerson Electric Co. ......................................................................        9,565,750
                                                                                                                    -----------
                                                                                                                     20,178,250
                                                                                                                    -----------
Machinery / Components / Controls 2.8%
        300,000    Ingersoll-Rand Co. ........................................................................       12,918,750
        475,500    Parker-Hannifin Group .....................................................................       21,397,500
                                                                                                                    -----------
                                                                                                                     34,316,250
                                                                                                                    -----------
Technology 16.1%
Diverse Electronic Products 6.0%
        270,000    Applied Materials, Inc.* ..................................................................       25,717,500
        360,000    General Motors Corp. "H" ..................................................................       23,805,000
        170,000    KLA Tencor Corp.* .........................................................................       11,485,625
        240,000    Teradyne Inc.* ............................................................................       12,915,000
                                                                                                                    -----------
                                                                                                                     73,923,125
                                                                                                                    -----------
Electronic Data Processing 7.6%
        480,000    Compaq Computer Corp.* ....................................................................       35,880,000
        265,000    Hewlett-Packard Co. .......................................................................       18,434,063
        160,000    International Business Machines Corp. .....................................................       16,950,000
        460,000    Sun Microsystems, Inc.* ...................................................................       21,533,750
                                                                                                                    -----------
                                                                                                                     92,797,813
                                                                                                                    -----------
Semiconductors 2.5%
        330,000    Intel Corp. ...............................................................................       30,463,125
                                                                                                                    -----------
Energy 13.4%
Oil Companies 8.5%
        125,000    Amoco Corp. ...............................................................................       12,046,875
        200,000    Atlantic Richfield Co. ....................................................................       17,087,500
        350,000    Exxon Corp. ...............................................................................       22,421,875
        180,000    Mobil Corp. ...............................................................................       13,320,000
        254,800    Repsol SA (ADR) ...........................................................................       11,051,950
        520,000    Royal Dutch Petroleum Co. (New York shares) ...............................................       28,860,000
                                                                                                                    -----------
                                                                                                                    104,788,200
                                                                                                                    -----------
Oil / Gas Transmission 1.2%
        220,000    Enron Corp. ...............................................................................        8,470,000
        130,000    Williams Cos., Inc. .......................................................................        6,085,625
                                                                                                                    -----------
                                                                                                                     14,555,625
                                                                                                                    -----------
Oilfield Services / Equipment 3.7%
        240,000    Diamond Offshore Drilling, Inc. ...........................................................       13,245,000
        280,000    Santa Fe International Corp. ..............................................................       13,020,000
        225,000    Schlumberger Ltd. .........................................................................       18,942,188
                                                                                                                    -----------
                                                                                                                     45,207,188
                                                                                                                    -----------

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Transportation 1.3%
Airlines 0.9%
        100,000    AMR Corp.* ................................................................................       11,068,750
                                                                                                                 --------------
Railroads 0.4%
        146,900    Wisconsin Central Transportation Co.* .....................................................        4,673,256
                                                                                                                 --------------
Utilities 0.5%
Electric Utilities
        350,000    Eastern Utilities Association .............................................................        6,978,121
                                                                                                                 --------------
                   Total Common Stocks (Cost $717,371,809) ...................................................    1,170,881,456
                                                                                                                 --------------

-------------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                     % OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------

                   Total Investment Portfolio (Cost $774,693,809) (a) .......................      99.9        1,228,203,456
                   Other Assets and Liabilities, Net ........................................       0.1              176,498
                                                                                                 ------       --------------
                   Net Assets ...............................................................     100.0        1,228,379,954
                                                                                                 ======       ==============
-------------------------------------------------------------------------------------------------------------------------------

*     Non income producing security.

(a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $774,693,809 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost .......... $464,300,492

      Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value .......... (10,790,845)
                                                                    ------------

      Net unrealized appreciation ................................. $453,509,647
                                                                    ============

--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 1997, aggregated $376,002,590 and $394,567,870, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

    The accompanying notes are an integral part of the financial statements

AARP SMALL COMPANY STOCK FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($)                                                                                                          Value ($)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 5.8%
-------------------------------------------------------------------------------------------------------------------------------
      2,911,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/97 at
                      6.02% to be repurchased at $2,911,487 on 10/01/97, collateralized by a $2,753,000
                      U.S. Treasury Note, 8.5%, 2/15/00 (Cost $2,911,000) .............................               2,911,000
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 96.5%
-------------------------------------------------------------------------------------------------------------------------------
Shares
-------------
Consumer Discretionary 7.2%
Apparel & Shoes 0.6%
         17,600    Brown Group, Inc. ..................................................................                 320,100
                                                                                                                  -------------
Home Furnishings 5.5%
          6,900    Bush Industries, Inc. "A" ..........................................................                 191,044
          7,200    Ethan Allen Interiors Inc. .........................................................                 223,200
         11,100    Interface, Inc. ....................................................................                 323,288
         11,800    La-Z-Boy Inc. ......................................................................                 436,600
         17,900    Mikasa, Inc. .......................................................................                 248,363
         15,800    Oneida Ltd. ........................................................................                 560,900
          7,500    Thomas Industries, Inc. ............................................................                 225,000
         14,200    Toro Co. ...........................................................................                 562,675
                                                                                                                  -------------
                                                                                                                      2,771,070
                                                                                                                  -------------
Hotels & Casinos 0.4%
          8,100    Prime Hospitality Corp.* ...........................................................                 182,756
Specialty Retail 0.7%                                                                                             -------------
          2,600    Eagle Hardware & Garden, Inc.* .....................................................                  51,188
          2,300    Getty Petroleum Marketing Co.* .....................................................                  12,506
          2,400    Inacom Corp.* ......................................................................                  89,250
          7,400    Zale Corp.* ........................................................................                 191,938
                                                                                                                  -------------
                                                                                                                        344,882
                                                                                                                  -------------
Consumer Staples 4.4%
Consumer Electronic & Photographic Products 0.2%
          2,700    Harman International Industries, Inc. ..............................................                 135,169
Food & Beverage 2.1%                                                                                              -------------
         11,400    Michael Foods, Inc. ................................................................                 292,125
         19,700    Nash-Finch Co. .....................................................................                 467,875
         18,000    Ruddick Corp. ......................................................................                 290,250
                                                                                                                  -------------
                                                                                                                      1,050,250
                                                                                                                  -------------
Textiles 2.1%
         22,950    Guilford Mills, Inc. ...............................................................                 596,700
         12,800    Kellwood Company ...................................................................                 453,600
                                                                                                                  -------------
                                                                                                                      1,050,300
                                                                                                                  -------------
Health 2.3%
Health Industry Services 0.3%
          8,900    Rotech Medical Corp.* ..............................................................                 171,325
                                                                                                                  -------------
Medical Supply & Specialty 2.0%
         19,000    Bindley Western Industries, Inc. ...................................................                 530,812

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
         14,000    West Co., Inc. .....................................................................                 462,000
                                                                                                                  -------------
                                                                                                                        992,812
                                                                                                                  -------------
Financial 17.1%
Banks 9.3%
         11,000    ALBANK Financial Corp. .............................................................                 464,750
         10,200    Banknorth Group, Inc. ..............................................................                 557,175
         15,100    Chittenden Corp. ...................................................................                 581,350
            200    Colonial BancGroup, Inc. ...........................................................                   5,750
          4,100    Commerce Bancorp, Inc. .............................................................                 159,387
            900    Community First Bankshares, Inc. ...................................................                  43,650
          8,000    FirstBank Puerto Rico ..............................................................                 260,000
         13,600    Heritage Financial Services, Inc. ..................................................                 273,700
          2,305    Provident Bankshares Corp. .........................................................                 131,385
          4,500    RCSB Financial, Inc. ...............................................................                 245,250
         12,600    Riggs National Corp. ...............................................................                 296,888
         12,900    Susquehanna Bancshares, Inc. .......................................................                 396,675
          6,300    US Bancorp, Inc. ...................................................................                 406,350
         16,900    UST Corporation ....................................................................                 430,950
          7,500    Vermont Financial Services Corp. ...................................................                 405,000
                                                                                                                  -------------
                                                                                                                      4,658,260
                                                                                                                  -------------
Insurance 6.8%
            800    Allied Group, Inc. .................................................................                  40,650
          9,200    American Annuity Group, Inc. .......................................................                 197,800
         14,700    American Heritage Life Investment Corp. ............................................                 588,000
            600    First American Financial Co. .......................................................                  36,000
         16,400    Guaranty National Corp. ............................................................                 556,575
         12,600    Harleysville Group, Inc. ...........................................................                 529,200
         32,300    Hilb, Rogal & Hamilton Co. .........................................................                 593,513
          3,100    Life Re Corp. ......................................................................                 163,525
          2,300    MMI Companies, Inc. ................................................................                  60,663
          7,200    Nymagic, Inc. ......................................................................                 187,200
          9,400    Selective Insurance Group, Inc. ....................................................                 484,100
                                                                                                                  -------------
                                                                                                                      3,437,226
                                                                                                                  -------------
Consumer Finance 0.3%
          9,100    Aames Financial Corp. ..............................................................                 147,306
                                                                                                                  -------------
Other Financial Companies 0.7%
         30,300    Cash America International, Inc. ...................................................                 340,875
                                                                                                                  -------------
Media 1.5%
Advertising
          1,110    Grey Advertising, Inc. .............................................................                 381,840
         14,700    True North Communications, Inc. ....................................................                 364,744
                                                                                                                  -------------
                                                                                                                        746,584
                                                                                                                  -------------
Service Industries 7.3%
Environmental Services 1.7%
         21,700    Dames & Moore, Inc. ................................................................                 284,812
          8,300    Mine Safety Appliance Co. ..........................................................                 581,000
                                                                                                                  -------------
                                                                                                                        865,812
                                                                                                                  -------------

    The accompanying notes are an integral part of the financial statements

AARP SMALL COMPANY STOCK FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Investment 2.4%
          7,100    Interra Financial, Inc. ............................................................                 426,444
          8,000    Jefferies Group, Inc. ..............................................................                 584,000
         23,400    Phoenix Duff & Phelps Corp. ........................................................                 181,350
                                                                                                                  -------------
                                                                                                                      1,191,794
                                                                                                                  -------------
Miscellaneous Commercial Services 1.6%
         16,200    ABM Industries, Inc. ...............................................................                 428,287
         15,600    McGrath Rentcorp ...................................................................                 356,850
                                                                                                                  -------------
                                                                                                                        785,137
                                                                                                                  -------------
Printing / Publishing 1.6%
          9,200    Bowne & Co., Inc. ..................................................................                 323,150
         10,900    Merrill Corp. ......................................................................                 501,400
                                                                                                                  -------------
                                                                                                                        824,550
                                                                                                                  -------------
Durables 5.3%
Aerospace 1.6%
          7,100    AAR Corp. ..........................................................................                 236,962
         31,400    Kaman Corp. "A" ....................................................................                 576,975
                                                                                                                  -------------
                                                                                                                        813,937
                                                                                                                  -------------
Automobiles 3.1%
          4,000    A.O. Smith Corp. ...................................................................                 158,500
          5,500    Coachmen Industries, Inc. ..........................................................                 104,500
         20,400    Excel Industries Inc. ..............................................................                 406,725
         10,300    Exide Corp. ........................................................................                 233,681
         26,500    Intermet Corp. .....................................................................                 463,750
         15,700    Simpson Industries, Inc. ...........................................................                 181,531
                                                                                                                  -------------
                                                                                                                      1,548,687
                                                                                                                  -------------
Construction / Agricultural Equipment 0.6%
          8,400    The Manitowoc Company, Inc. ........................................................                 299,775
                                                                                                                  -------------
Manufacturing 21.1%
Chemicals 1.8%
            900    Mississippi Chemical Corp. .........................................................                  17,550
          7,600    NCH Corp. ..........................................................................                 539,600
         13,200    Stepan Co. .........................................................................                 352,275
                                                                                                                  -------------
                                                                                                                        909,425
                                                                                                                  -------------
Containers & Paper 0.5%
          2,000    Chesapeake Corp. ...................................................................                  72,500
          2,100    Clarcor, Inc. ......................................................................                  60,112
          3,550    Mosinee Paper Corp. ................................................................                 120,256
                                                                                                                  -------------
                                                                                                                        252,868
                                                                                                                  -------------
Diversified Manufacturing 2.9%
         23,500    Cascade Corp. ......................................................................                 464,125
         10,200    Robbins & Myers, Inc. ..............................................................                 392,700
          9,000    Scotsman Industries, Inc. ..........................................................                 231,750
          4,400    Tredegar Industries, Inc. ..........................................................                 309,100
          3,100    Valmont Industries .................................................................                  66,069
                                                                                                                  -------------
                                                                                                                      1,463,744
                                                                                                                  -------------

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Electrical Products 0.8%
          8,300    C&D Technologies, Inc. .............................................................                 380,762
                                                                                                                  -------------
Hand Tools 1.0%
         13,300    L.S. Starrett Corp. ................................................................                 488,775
                                                                                                                  -------------
Industrial Specialty 6.6%
         14,000    Albany International Corp. "A" .....................................................                 351,750
          9,600    Apogee Enterprises, Inc. ...........................................................                 235,200
          5,500    Applied Power, Inc. "A" ............................................................                 346,156
         20,300    Barnes Group, Inc. .................................................................                 574,744
          3,500    Electro Scientific Industries, Inc.* ...............................................                 213,500
          9,200    FSI International, Inc.* ...........................................................                 192,050
          5,300    Flowserve Corp. ....................................................................                 158,337
         17,700    Lawson Products, Inc. ..............................................................                 522,150
         25,300    Spartech Corp. .....................................................................                 379,500
         11,800    W.H. Brady Co. "A" .................................................................                 368,750
                                                                                                                  -------------
                                                                                                                      3,342,137
                                                                                                                  -------------
Machinery / Components / Controls 4.3%
         22,600    Amcast Industrial Corp. ............................................................                 553,700
         14,100    Columbus McKinnon Corp. ............................................................                 370,125
          6,200    DT Industries, Inc. ................................................................                 204,600
         15,700    Graco, Inc. ........................................................................                 561,275
         12,200    Tennant Company ....................................................................                 451,400
                                                                                                                  -------------
                                                                                                                      2,141,100
                                                                                                                  -------------
Office Equipment / Supplies 0.6%
         13,300    Hunt Manufacturing Co. .............................................................                 304,238
                                                                                                                  -------------
Wholesale Distributors 2.6%
         13,900    A.M. Castle & Co. ..................................................................                 361,400
         18,400    Applied Industrial Technology, Inc. ................................................                 633,650
         10,250    Hughes Supply, Inc. ................................................................                 309,422
                                                                                                                  -------------
                                                                                                                      1,304,472
                                                                                                                  -------------
Technology 10.2%
Computer Software 0.7%
         10,000    MTS Systems Corp. ..................................................................                 365,000
                                                                                                                  -------------
Diverse Electronic Products 1.4%
          5,500    Cohu, Inc. .........................................................................                 295,625
         10,700    Cubic Corp. ........................................................................                 403,925
                                                                                                                  -------------
                                                                                                                        699,550
                                                                                                                  -------------
Edp Peripherals 1.7%
          5,400    Black Box Corp.* ...................................................................                 236,250
         25,100    Gerber Scientific, Inc. ............................................................                 607,106
                                                                                                                  -------------
                                                                                                                        843,356
                                                                                                                  -------------
Electronic Components / Distributors 4.0%
          5,500    CTS Corp. ..........................................................................                 522,500
          8,700    Hutchinson Technology, Inc.* .......................................................                 291,994
          6,962    MicroAge Inc.* .....................................................................                 201,898
         15,600    Park Electrochemical Corp. .........................................................                 452,400

    The accompanying notes are an integral part of the financial statements

AARP SMALL COMPANY STOCK FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
         14,200    Technitrol, Inc. ...................................................................                 565,338
                                                                                                                  -------------
                                                                                                                      2,034,130
                                                                                                                  -------------
Military Electronics 0.7%
         10,500    Watkins-Johnson Co. ................................................................                 351,750
                                                                                                                  -------------
Precision Instruments 1.0%
         15,900    Innovex, Inc. ......................................................................                 512,775
                                                                                                                  -------------
Semiconductors 0.7%
          1,800    Burr-Brown Corp.* ..................................................................                  60,075
         16,900    Chips & Technologies, Inc.* ........................................................                 270,400
                                                                                                                  -------------
                                                                                                                        330,475
                                                                                                                  -------------
Energy 1.7%
Oil & Gas Production 1.2%
         12,700    Lomak Petroleum, Inc. ..............................................................                 245,269
         19,700    Plains Resources, Inc.* ............................................................                 354,600
                                                                                                                  -------------
                                                                                                                        599,869
                                                                                                                  -------------
Oil Companies 0.3%
          5,500    Holly Corp. ........................................................................                 143,000
                                                                                                                  -------------
Oilfield Services / Equipment 0.2%
          5,600    Getty Realty Corp. .................................................................                  98,350
                                                                                                                  -------------
Metals & Minerals 5.3%
Steel & Metals
         21,400    Brush Wellman, Inc. ................................................................                 549,712
         10,400    Chaparral Steel Co. ................................................................                 159,250
         13,200    Cleveland-Cliffs, Inc. .............................................................                 575,850
          6,700    Commercial Metals Co. ..............................................................                 213,981
         14,400    Oregon Metallurgical Corp. .........................................................                 360,900
         15,100    Quanex Corp. .......................................................................                 529,444
         10,400    RMI Titanium Co.* ..................................................................                 260,000
                                                                                                                  -------------
                                                                                                                      2,649,137
                                                                                                                  -------------
Construction 6.5%
Building Materials 4.5%
          8,100    Ameron International Corp. .........................................................                 528,525
         65,800    Fedders Corp. ......................................................................                 394,800
          6,400    Florida Rock Industries, Inc. ......................................................                 380,800
         11,000    Lone Star Industries, Inc. .........................................................                 594,000
          4,400    Medusa Corp. .......................................................................                 209,550
          3,300    Southdown, Inc. ....................................................................                 180,263
                                                                                                                  -------------
                                                                                                                      2,287,938
                                                                                                                  -------------
Building Products 0.8%
         11,000    Zurn Industries, Inc. ..............................................................                 380,875
                                                                                                                  -------------
Homebuilding 0.2%
          2,800    Skyline Corp. ......................................................................                  83,650
                                                                                                                  -------------
Miscellaneous 1.0%
         22,400    Granite Construction, Inc. .........................................................                 518,000
                                                                                                                  -------------
Transportation 1.1%
Airlines 0.6%
          9,600    Alaska Air Group Inc.* .............................................................                 315,600
                                                                                                                  -------------

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Trucking 0.5%
          8,000    USFreightways Corp. ................................................................                 269,000
                                                                                                                  -------------
Utilities 5.5%
Electric Utilities 2.1%
         10,400    Black Hills Corp. ..................................................................                 304,850
         21,100    Northwestern Public Service Co. ....................................................                 389,031
         19,700    Public Service Co. of New Mexico ...................................................                 380,456
                                                                                                                  -------------
                                                                                                                      1,074,337
                                                                                                                  -------------
Natural Gas Distribution 3.0%
          7,700    Eastern Enterprises ................................................................                 287,306
         12,400    Energen Corp. ......................................................................                 440,975
         21,500    Laclede Gas Co. ....................................................................                 524,063
          7,100    Northwest Natural Gas Co. ..........................................................                 182,825
          2,400    ONEOK Inc. .........................................................................                  78,300
                                                                                                                  -------------
                                                                                                                      1,513,469
                                                                                                                  -------------
Water Supply 0.4%
          3,600    California Water Service Co. .......................................................                 177,975
                                                                                                                  -------------
                   Total Common Stocks (Cost $40,880,238) .............................................              48,514,364
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                     % OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
                   Total Investment Portfolio (Cost $43,791,238) (a) .......................      102.3              51,425,364
                   Other Assets and Liabilities, Net .......................................       (2.3)             (1,153,891)
                                                                                                 ------           -------------
                   Net Assets ..............................................................      100.0              50,271,473
                                                                                                 ======           =============

       * Non-income producing security.

     (a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $43,791,238 was as follows:

         Aggregate gross unrealized appreciation for all
         investments in which there is an excess of value over
         tax cost ............................................     $  7,693,178

         Aggregate gross unrealized depreciation for all
         investments in which there is an excess of tax cost
         over value ..........................................          (59,052)
                                                                  -------------
         Net unrealized appreciation .........................     $  7,634,126
                                                                  =============

--------------------------------------------------------------------------------
         Purchases and sales of investment securities (excluding short-term investments) for the period February 1, 1997 (commencement of operations) through September 30, 1997, aggregated $41,389,500 and $752,516, respectively.
--------------------------------------------------------------------------------
         Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

AARP GLOBAL GROWTH FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($) (c)                                                                                                      Value ($)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 11.1%
-------------------------------------------------------------------------------------------------------------------------------

UNITED STATES
     16,489,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/97 at 6.02% to be repurchased at $16,491,757 on 10/01/97, collateralized by a $11,868,000 U.S. Treasury
                      Bond 9.875%, 11/15/15 (Cost $16,489,000) ........................................              16,489,000
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   BONDS 5.8%
-------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM 2.0%
GBP      1,627,000 United Kingdom Treasury Bond, 8.5%, 7/16/07 ........................................               2,995,714
                                                                                                                  -------------
UNITED STATES 3.8%
         5,600,000 U.S. Treasury Bond, 6.375%, 8/15/27 ................................................               5,575,472
                                                                                                                  -------------
                   Total Bonds (Cost $8,261,551) ......................................................               8,571,186
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS 0.0%
-------------------------------------------------------------------------------------------------------------------------------

GHANA
         13,000    Ashanti Capital Corp., 5.5%, 3/15/03 (Cost $13,000) ................................                  10,465
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   PREFERRED STOCK 0.3%
-------------------------------------------------------------------------------------------------------------------------------

Shares
-------------
KOREA
          7,919    Samsung Electronics Co., Ltd. (Major electronics manufacturer) (b)
                      (Cost $294,732) .................................................................                 324,463
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 85.0%
-------------------------------------------------------------------------------------------------------------------------------

ARGENTINA 0.9%
         34,800    YPF S.A. "D" (ADR) (Petroleum company) .............................................               1,283,250
                                                                                                                  -------------
AUSTRALIA 2.3%
         68,600    Broken Hill Proprietary Co. Ltd. (Petroleum, minerals and steel) ...................                 800,235
        493,058    Foster's Brewing Group Ltd. (Leading brewery) ......................................               1,040,875
        166,200    Woodside Petroleum Ltd. (Major oil and gas producer) ...............................               1,588,145
                                                                                                                  -------------
                                                                                                                      3,429,255
                                                                                                                  -------------
AUSTRIA 0.4%
         14,100    Flughafen Wien AG (Operator of terminals and facilities at Vienna
                      International Airport) ..........................................................                 582,950
                                                                                                                  -------------
BERMUDA 1.4%
         30,520    EXEL Ltd. (ADR) (Provider of liability insurance) ..................................               1,817,848
          3,450    Mid Ocean Limited (Property and casualty insurance company) ........................                 218,644
                                                                                                                  -------------
                                                                                                                      2,036,492
                                                                                                                  -------------
BRAZIL 3.1%
         38,650    Aracruz Celulose S.A. (ADR) (Producer of eucalyptus kraft pulp) ....................                 794,741
      1,410,000    Companhia Cervejaria Brahma (pfd.) (Leading beer producer and distributor) .........               1,087,536
         55,200    Companhia Vale do Rio Doce (pfd.) (Diverse mining and industrial complex) ..........               1,345,297

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------

         25,800    Unibanco Uniao de Bancos Brasileiros SA (ADR) (Major bank) .........................                 944,925
         42,140    Usinas Siderurgicas de Minas Gerais S/A (pfd.) (Non-coated flat products and
                      electrolyte galvanized products) ................................................                 460,422
                                                                                                                  -------------
                                                                                                                      4,632,921
                                                                                                                  -------------
CANADA 1.3%
         16,200    Canadian National Railway Co. (Operator of one of Canada's two
                      principal railroads) ............................................................                 842,053
         35,850    Canadian Pacific Ltd. (Ord.) (Transportation and natural resource conglomerate) ....               1,062,040
                                                                                                                  -------------
                                                                                                                      1,904,093
                                                                                                                  -------------
FRANCE 4.2%
         17,830    AXA SA (Insurance group providing insurance, finance and real estate services) .....               1,195,979
         41,897    Assurances Generales de France (Health, life, fire, accident and special risk
                      insurance) ......................................................................               1,659,357
         29,607    Michelin "B" (Leading tire manufacturer) ...........................................               1,681,564
         25,766    Schneider SA (Manufacturer of electronic components and automated
                      manufacturing systems) ..........................................................               1,626,252
                                                                                                                  -------------
                                                                                                                      6,163,152
                                                                                                                  -------------
GERMANY 16.8%
          6,206    Allianz AG (Multi-line insurance company) ..........................................               1,497,272
         40,107    BASF AG (Leading international chemical producer) ..................................               1,448,160
         43,320    Bayer AG (Leading chemical producer) ...............................................               1,724,758
         38,346    Bayerische Vereinsbank AG (Commercial bank) ........................................               2,230,945
         40,686    Commerzbank AG (Worldwide multi-service bank) ......................................               1,466,764
         17,300    Daimler-Benz AG (Automobile and truck manufacturer) ................................               1,427,511
         23,505    Deutsche Telekom AG (Telecommunication services) ...................................                 454,948
         20,566    Deutsche Telekom AG (ADR) ..........................................................                 392,039
         56,300    Hoechst AG (Chemical producer) .....................................................               2,498,045
          4,286    Mannesmann AG (Bearer) (Diversified construction and technology company) ...........               2,042,396
          5,250    Munich Reinsurance AG (Insurance company) ..........................................               1,173,633
          1,730    Munich Reinsurance AG (Registered) .................................................                 582,558
         56,882    RWE AG (pfd.) (Producer and marketer of petroleum and chemical products) ...........               2,313,009
          4,455    SAP AG (pfd.) (Computer software manufacturer) .....................................               1,190,051
          8,860    Schering AG (Pharmaceutical and chemical producer) .................................                 929,900
         12,350    Siemens AG (Leading electrical engineering and electronics company) ................                 834,190
         30,723    VEBA AG (Electric utility, distributor of oil and chemicals) .......................               1,795,269
          2,060    VIAG AG (Provider of electrical power and natural gas services, aluminum
                      products, chemicals, ceramics and glass) ........................................                 921,955
                                                                                                                  -------------
                                                                                                                     24,923,403
                                                                                                                  -------------
GHANA 0.4%
         52,418    Ashanti Goldfields Co., Ltd. (ADS) (Leading gold producer) .........................                 576,598
                                                                                                                  -------------
HONG KONG 1.5%
        136,000    Hutchison Whampoa, Ltd. (Container terminal and real estate company) ...............               1,335,746
        351,000    Kerry Properties, Ltd. (Real estate company) .......................................                 830,098
                                                                                                                  -------------
                                                                                                                      2,165,844
                                                                                                                  -------------

    The accompanying notes are an integral part of the financial statements

AARP GLOBAL GROWTH FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
JAPAN 8.7%
         56,000    Bridgestone Corp. (Leading automobile tire manufacturer) ...........................               1,345,095
         46,000    Canon Inc. (Leading producer of visual image and information equipment) ............               1,344,929
        144,000    Daiwa Securities Co., Ltd. (Brokerage and other financial services) ................                 882,594
          6,000    Jafco Co. Ltd. (Venture capital company) ...........................................                 263,387
         68,000    Matsushita Electric Industrial Co., Ltd. (Leading manufacturer of consumer
                      electronic products) ............................................................               1,227,813
         95,000    Minebea Co., Ltd. (Manufacturer of bearings, electronic equipment,
                      machinery parts) ................................................................               1,054,375
          3,400    Nichiei Co., Ltd. (Finance company for small- and medium-sized firms) ..............                 323,850
        105,000    Nomura Securities Co., Ltd. (Financial advisor, securities broker and underwriter) .               1,365,387
         10,300    SMC Corp. (Leading maker of pneumatic equipment) ...................................                 981,074
          2,700    Shohkoh Fund & Co., Ltd. (Finance company for small- and medium-sized firms) .......                 753,634
         10,000    Sony Corp. (Consumer electronic products manufacturer) .............................                 944,217
        128,000    Sumitomo Metal Industries, Ltd. (Leading integrated crude steel producer) ..........                 266,103
        101,000    Sumitomo Metal Mining Co., Ltd. (Leading gold, nickel and copper
                      mining company) .................................................................                 540,407
         99,000    The Nichido Fire & Marine Insurance Co., Ltd. (Property and casualty insurance
                      company) ........................................................................                 647,782
         83,000    Tokio Marine & Fire Insurance Co., Ltd. (Property and casualty insurance
                      company) ........................................................................                 996,811
                                                                                                                  -------------
                                                                                                                     12,937,458
                                                                                                                  -------------
KOREA 0.3%
          6,190    Samsung Display Devices Company (Leading manufacturer of CRT and
                      picture tubes) ..................................................................                 299,691
            131    Samsung Electronics Co., Ltd. (Major electronics manufacturer) (b) .................                  12,663
          7,970    Yukong, Ltd. (Korea's leading oil refiner) .........................................                 148,077
                                                                                                                  -------------
                                                                                                                        460,431
                                                                                                                  -------------
NETHERLANDS 2.7%
         19,599    AEGON Insurance Group NV (Insurance company) .......................................               1,569,811
         32,107    ING Groep NV (Insurance and financial services) ....................................               1,474,589
         11,800    Philips Electronics NV (Leading manufacturer of electrical equipment) ..............                 998,503
                                                                                                                  -------------
                                                                                                                      4,042,903
                                                                                                                  -------------
NEW ZEALAND 0.4%
        108,700    Telecom Corp. of New Zealand (Telecommunication services) ..........................                 551,538
                                                                                                                  -------------
SOUTH AFRICA 1.4%
         24,465    Anglo American Platinum Corp. Ltd. (ADR) (Leading platinum producer) ...............                 425,079
         82,460    Sasol Ltd. (Coal mining and processing, crude oil exploration and refining,
                      petrochemical production) .......................................................               1,136,800
         16,577    South African Breweries (Brewery) ..................................................                 481,073
                                                                                                                  -------------
                                                                                                                      2,042,952
                                                                                                                  -------------
SWEDEN 3.4%
         54,600    AGA AB "B" (Free) (Producer and distributor of industrial and medical gases) .......                 877,918
         54,626    Astra AB "A" (Free) (Pharmaceutical company) .......................................               1,007,926
         58,965    S.K.F. AB "B" (Free) (Manufacturer of roller bearings) .............................               1,717,465
         33,252    Skandia Foersaekrings AB (Free) (Financial conglomerate) ...........................               1,485,658
                                                                                                                  -------------
                                                                                                                      5,088,967
                                                                                                                  -------------

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND 10.3%
          1,132    ABB AG (Manufacturer of electrical equipment) ......................................               1,667,064
         10,877    Ciba Specialty Chemical (Registered)* (Manufacturer of chemical products for
                      plastics, coatings, fibers and fabrics) .........................................               1,050,683
          1,865    Clariant AG (Registered) (Manufacturer of color chemicals) .........................               1,500,206
         14,558    Credit Suisse Group (Registered} (Provider of bank services, management services
                      and life insurance) .............................................................               1,966,756
          1,605    Holderbank Financiere Glaris AG (Bearer) (Cement producer) .........................               1,522,791
          1,257    Nestle SA (Registered) (Food manufacturer) .........................................               1,750,899
            727    Novartis AG (Bearer) (Pharmaceutical company) ......................................               1,119,615
            702    Novartis AG (Registered) ...........................................................               1,076,287
            886    Swiss Reinsurance (Registered) (Life, accident and health insurance company) .......               1,328,543
          5,154    Zurich Group (Registered) (Insurance) ..............................................               2,243,026
                                                                                                                  -------------
                                                                                                                     15,225,870
                                                                                                                  -------------
UNITED KINGDOM 9.5%
         95,476    BOC Group PLC (Producer of industrial gases) .......................................               1,707,682
        228,933    Carlton Communications PLC (Television post production products and services) ......               1,894,736
        276,300    General Electric Co., PLC (Manufacturer of power, communications and defense
                      equipment and other various electrical components) ..............................               1,737,798
        224,915    Lonrho PLC (Widely diversified industrial holding company) .........................                 418,942
        164,400    National Grid Group PLC* (Electric transmission system in England and Wales) .......                 752,698
         38,900    Norwich Union PLC* (Multi-line insurance company) ..................................                 210,786
         77,602    PowerGen PLC (Electric utility) ....................................................                 956,137
        110,454    Rio Tinto PLC (Mining and finance company) .........................................               1,763,479
         57,941    Reuters Holdings PLC (International news agency) ...................................                 686,795
        228,900    Shell Transport & Trading PLC (Part owner of Royal Dutch Shell Co.) ................               1,674,082
        105,820    SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare products) .....               1,032,469
         41,800    Unilever PLC (Manufacturer of consumer goods, food and personal care
                      products) .......................................................................               1,220,811
                                                                                                                  -------------
                                                                                                                     14,056,415
                                                                                                                  -------------
UNITED STATES 16.0%
         25,800    Advanced Micro Devices Inc.* (Manufacturer of semiconductors and
                      integrated circuits) ............................................................                 840,113
         22,000    Autoliv Inc. (Manufacturer of automobile safety bags) ..............................                 935,000
          5,600    Biogen Inc.* (Biotechnology research and development) ..............................                 181,650
         26,900    Boeing Co. (Manufacturer of jet airplanes) .........................................               1,464,369
         10,200    Boston Scientific Corp.* (Developer and producer of medical devices) ...............                 562,913
         16,750    Charles Schwab Corp. (Discount brokerage services.) ................................                 598,813
         11,000    Chiron Corp. (Developer of therapeutic and diagnostic products) ....................                 248,875
         46,700    Electronic Data Systems Corp. (Provider of information technology services) ........               1,657,850
         29,410    Enron Corp. (Major natural gas pipeline system) ....................................               1,132,285
         23,300    First Data Corp. (Credit-card processing services) .................................                 875,206
         15,200    Guidant Corp. (Developer and manufacturer of products used in minimally
                      invasive surgery) ...............................................................                 851,200
         23,500    International Business Machines Corp. (Principal manufacturer and servicer of
                      business and computing machines) ................................................               2,489,531
         18,110    MBIA Inc. (Insurer of municipal bonds) .............................................               2,271,673
         31,100    National Semiconductor Corp. (Manufacturer of integrated circuits and transistors)..               1,275,100

     The accompanying notes are an integral part of the financial statements

AARP GLOBAL GROWTH FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
         14,200    Newmont Mining Corp. (International gold exploration and mining company) ...........                 638,113
         22,200    Parametric Technology Corp.* (Mechanical design software producer) .................                 979,575
         19,500    Praxair Inc. (Producer of industrial gases and specialized coatings) ...............                 998,156
         28,300    Sabre Group Holdings Inc.* (Travel reservation system provider) ....................               1,013,494
         32,400    Stillwater Mining Co.* (Exploration and development of mines in Montana
                      producing platinum, palladium and associated metals) ............................                 690,525
         21,500    Tele-Communications International, Inc. "A"* (Telecommunication and broadband
                      cable television services)                                                                        352,063
         17,200    Toys "R" Us Inc.* (Discount toy supermarts) ........................................                 610,600
         29,800    UNUM Corp. (Provider of disability, health and life insurance and group pension
                      products) .......................................................................               1,359,625
         43,800    US Airways Group, Inc.* (Major airline) ............................................               1,812,225
                                                                                                                  -------------
                                                                                                                     23,838,954
                                                                                                                  -------------
                   Total Common Stocks (Cost $103,984,653) ............................................             125,943,446
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                     % OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------

                   Total Investment Portfolio (Cost $129,042,936) (a) ......................         102.2          151,338,560
                   Other Assets and Liabilities, Net .......................................          (2.2)          (3,309,187)
                                                                                                    ------        -------------
                   Net Assets ..............................................................         100.0          148,029,373
                                                                                                    ======        =============
-------------------------------------------------------------------------------------------------------------------------------

      * Non income producing security.

    (a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $129,256,538 was as follows:

        Aggregate gross unrealized appreciation for all
        investments in which there is an excess of value over
        tax cost .............................................     $ 25,789,866

        Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax cost
        over value ...........................................       (3,707,844)
                                                                  -------------
        Net unrealized appreciation ..........................     $ 22,082,022
                                                                  =============

    (b) Securities valued in good faith by the Valuation Committee of the Board of Trustees amounted to $337,126 (0.23% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at September 30, 1997 was $301,565. These securities may also have certain restrictions as to resale.

    (c) Principal amount is stated U.S. Dollars, unless otherwise specificed.
--------------------------------------------------------------------------------
        Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 1997 aggregated $69,664,433 and $31,753,087, respectively.
--------------------------------------------------------------------------------
        Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

        Currency Abbreviations
        GBP      British Pound

     The accompanying notes are an integral part of the financial statements

AARP INTERNATIONAL STOCK FUND

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

Principal                                                                                                            Market
Amount ($) (b)                                                                                                      Value ($)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 6.9%
-------------------------------------------------------------------------------------------------------------------------------

      1,404,000       Repurchase Agreement with Donaldson, Lufkin & Jenrette
                      dated 9/30/97 at 6.02% to be repurchased at $1,404,235 on
                      10/01/97, collateralized by a $1,446,000
                      U.S. Treasury Bond, 6.25%, 8/15/23 (Cost $1,404,000) ............................               1,404,000
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS 3.4%
-------------------------------------------------------------------------------------------------------------------------------

HONG KONG 1.4%
        250,000    Hysan Development Finance Co., Ltd., 6.75%, 6/01/00 ................................                 282,500
                                                                                                                  -------------
JAPAN 1.3%
        250,000    MBL International Finance Bermuda, 3%, 11/30/02 ....................................                 272,500
                                                                                                                  -------------
UNITED KINGDOM 0.7%
GBP      60,000    Royal & Sun Alliance Insurance Group PLC, 7.25%, 11/30/08 ..........................                 146,353
                                                                                                                  -------------
                   Total Convertible Bonds (Cost $678,726) ............................................                 701,353
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   PREFERRED STOCK 2.2%
-------------------------------------------------------------------------------------------------------------------------------

Shares
-------------
AUSTRIA
         11,070    Bank Austria AG (Commercial and corporate banking and financial services)
                      (Cost $362,988) .................................................................                 441,607
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 88.8%
-------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA 2.8%
         22,342    Commonwealth Bank of Australia (Bank) ..............................................                 276,184
        135,122    Foster's Brewing Group, Ltd. (Leading brewery) .....................................                 285,251
                                                                                                                  -------------
                                                                                                                        561,435
                                                                                                                  -------------
CANADA 3.3%
          9,500    BCE, Inc. (Telecommunication services) .............................................                 284,182
         20,200    Moore Corp. Ltd. (Manufacturer of business communication products) .................                 381,408
                                                                                                                  -------------
                                                                                                                        665,590
                                                                                                                  -------------
FINLAND 3.9%
         81,040    Merita Ltd. "B" (Financial services group) .........................................                 376,791
         44,130    Metsa-Serla Oy "B" (Manufacturer of papers, corrugated and paper board, soft and
                      hardwood pulp) ..................................................................                 406,190
                                                                                                                  -------------
                                                                                                                        782,981
                                                                                                                  -------------
FRANCE 10.2%
            745    Bongrain SA (Manufacturer of cheese and other dairy products) ......................                 278,739
          3,590    Dexia France (Municipal and local development financing) ...........................                 340,032
          5,076    Havas SA (Advertising, publishing and broadcasting conglomerate) ...................                 344,502
          7,830    Scor SA (Property, casualty and life reinsurance company) ..........................                 338,220
          2,615    Societe Nationale Elf Aquitaine (Petroleum company) ................................                 349,049
         11,212    Sommer-Allibert (Manufacturer of plastic products for automotive industry) .........                 425,162
                                                                                                                  -------------
                                                                                                                      2,075,704
                                                                                                                  -------------

     The accompanying notes are an integral part of the financial statements

AARP INTERNATIONAL STOCK FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
GERMANY 10.6%
         12,098    BHF-Bank AG (Universal banking services) ...........................................                 392,323
          6,520    Bayer AG (Leading chemical producer) ...............................................                 259,590
            200    Dyckerhoff AG (Producer of cement, ready-mixed concrete and
                      finishing products) .............................................................                  71,309
            852    Dyckerhoff AG (pfd.) ...............................................................                 304,260
          6,220    Hochtief AG (Construction and civil engineering services) ..........................                 284,079
          5,715    Moebel Walther AG (pfd) (Furniture retailer) .......................................                 283,009
          6,500    RWE AG (Producer and marketer of petroleum and chemical products) ..................                 314,709
          1,056    Thyssen AG (Manufacturer of capital goods and steel products) ......................                 246,228
                                                                                                                  -------------
                                                                                                                      2,155,507
                                                                                                                  -------------
IRELAND 2.3%
         52,536    Allied Irish Bank PLC (Bank) .......................................................                 462,874
                                                                                                                  -------------
ITALY 4.3%
         54,000    Banca Commerciale Italiana SpA (Commercial bank) ...................................                 155,128
         11,400    La Rinascente SpA (Department store chain) .........................................                  87,419
         89,000    La Rinascente SpA di Risparmio .....................................................                 323,716
         78,000    Telecom Italia SpA (Telecommunications, electronics, network construction) .........                 303,358
                                                                                                                  -------------
                                                                                                                        869,621
                                                                                                                  -------------
JAPAN 9.3%
             83    East Japan Railway Co. (Railroad operator) .........................................                 389,100
         30,000    Matsushita Electric Works, Inc. (Leading maker of building materials and
                      lighting equipment) .............................................................                 313,082
         71,000    Mitsubishi Rayon Co., Ltd. (Producer of acrylic and polyester fibers) ..............                 228,757
          4,400    Nintendo Co., Ltd. (Game equipment manufacturer) ...................................                 411,811
         27,000    Nippon Meat Packers, Inc. (Leading meat processor) .................................                 357,808
         91,000    Sumitomo Metal Industries, Ltd. (Leading integrated crude steel producer) ..........                 189,183
                                                                                                                  -------------
                                                                                                                      1,889,741
                                                                                                                  -------------
MALAYSIA 0.8%
        102,000    Guinness Anchor (Brewery) ..........................................................                 157,201
                                                                                                                  -------------
NETHERLANDS 7.5%
          2,900    DSM NV (Plastics producer) .........................................................                 283,282
          9,530    KLM Royal Dutch Air Lines NV (World-wide full service airline) .....................                 332,815
          9,510    Koninklijke Nedlloyd Groep NV (Container shipping and transportation) ..............                 318,736
          7,100    Koninklijke PTT Nederland (Telecommunication services) .............................                 278,991
          5,480    Royal Dutch Petroleum Co. (Owner of 6% of Royal Dutch/Shell Group) .................                 306,754
                                                                                                                  -------------
                                                                                                                      1,520,578
                                                                                                                  -------------
NEW ZEALAND 2.2%
         87,800    Air New Zealand Ltd. "B" (Scheduled commercial airline) ............................                 226,121
         43,300    Telecom Corp. of New Zealand (Telecommunication services) ..........................                 219,701
                                                                                                                  -------------
                                                                                                                        445,822
                                                                                                                  -------------
SPAIN 6.0%
         17,200    Autopistas del Mare Nostrum SA (Builder and operator of toll motorways) ............                 278,850
         13,100    Banco Bilbao Vizcaya SA (Commercial bank) ..........................................                 403,259
          8,900    Compania Telefonica Nacional de Espana S.A. (Telecommunication services) ...........                 279,634
         20,000    Iberdrola SA (Electric utility) ....................................................                 245,863
                                                                                                                  -------------
                                                                                                                      1,207,606
                                                                                                                  -------------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
SWEDEN 6.9%
         10,050    AssiDoman AB (Forestry group) ......................................................                 343,058
          9,740    OM Gruppen AB (Free) (Operator of financial exchanges and
                      clearing organizations) .........................................................                 331,834
         12,540    S.K.F. AB "B" (Free) (Manufacturer of roller bearings) .............................                 365,251
         15,250    Svedala Industri AB (Manufacturer of machinery for construction, mineral processing
                      and materials handling) .........................................................                 355,750
                                                                                                                  -------------
                                                                                                                      1,395,893
                                                                                                                  -------------
SWITZERLAND 6.7%
            255    Clariant AG (Registered) (Manufacturer of color chemicals) .........................                 205,122
            236    Georg Fischer AG (Bearer) (Manufacturer of automotive products and piping
                      systems) ........................................................................                 363,451
          7,413    Sika Finanz AG (Manufacturer of water management products and systems) .............                 394,986
            412    Winterthur Schweizerische Versicherungs-Gesellschaft "B"(Multi-line insurance
                   company) ...........................................................................                 402,511
                                                                                                                  -------------
                                                                                                                      1,366,070
                                                                                                                  -------------
UNITED KINGDOM 12.0%
         94,780    Albright & Wilson PLC (Manufacturer of phosphates,susrfactants and
                      specialty chemicals) ............................................................                 254,498
         57,010    Courtaulds Textiles PLC (Producer of clothing, fabrics and home furnishings) .......                 329,145
         74,610    Dorling Kindersley Holdings PLC (Book publisher) ...................................                 347,735
         31,229    Energy Group PLC (Electricity generation and distribution) .........................                 327,863
         49,480    General Electric Co., PLC (Manufacturer of power, communications and defense
                      equipment and other various electrical components) ..............................                 311,206
         32,100    Harrisons & Crosfield PLC (Manufacturer of chemicals, timber products, pet food,
                      flour, breakfast cereals and other consumer products) ...........................                  63,674
            581    Railtrack Group PLC (Operator of most of British railway infrastructure) ...........                   8,412
         31,300    Rank Group PLC (Diversified leisure services: hotels, amusement machines,
                      restaurants, film and television) ...............................................                 183,738
         23,629    Royal & Sun Alliance Insurance Group PLC (Multi-line insurance
                      holding company) ................................................................                 222,777
         68,250    Tomkins PLC (Manufacturer of fluid controls, industrial products, garden
                      and leisure products) ...........................................................                 383,120
                                                                                                                  -------------
                                                                                                                      2,432,168
                                                                                                                  -------------
                   Total Common Stocks (Cost $16,657,754) .............................................              17,988,791
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   PURCHASED OPTIONS 0.4%
-------------------------------------------------------------------------------------------------------------------------------

Principal
Amount
-------------
FRF  1,719,000   Put on French Francs, strike price 5.73 FRF, expires 12/18/97 ......................                    10,366
FRF  6,515,000   Put on French Francs, strike price 6.07 FRF, expires 12/16/97 ......................                     8,144
DEM    510,000   Put on Deutsche Marks, strike price 1.7 DEM, expires 12/18/97 ......................                    11,189
DEM  1,930,000   Put on Deutsche Marks, strike price 1.81 DEM, expires 12/16/97 .....................                     7,720
JPY 92,800,000   Put on Japanese Yen, strike price 116 JPY, expires 11/20/97 ........................                    29,527
GBP    651,466   Put on British Pounds, strike price .6515 GBP, expires 2/11/98 .....................                     7,622
GBP    194,805   Put on British Pounds, strike price .6494 GBP, expires 12/18/97 ....................                     1,116
                                                                                                                  -------------
                   Total Purchased Options (Cost $69,986) .............................................                  75,684
                                                                                                                  -------------

     The accompanying notes are an integral part of the financial statements

AARP INTERNATIONAL STOCK FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                     % OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
                   Total Investment Portfolio (Cost $19,173,454) (a) .......................         101.7           20,611,435
                   Other Assets and Liabilities, Net .......................................          (1.7)            (352,373)
                                                                                                    ------        -------------
                   Net Assets ..............................................................         100.0           20,259,062
                                                                                                    ======        =============
-------------------------------------------------------------------------------------------------------------------------------

    (a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $19,189,089 was as follows:

        Aggregate gross unrealized appreciation for all
        investments in which there is an excess of value over
        tax cost .............................................      $ 1,772,122

        Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax cost
        over value ...........................................         (349,776)
                                                                  -------------
        Net unrealized appreciation ..........................     $  1,422,346
                                                                  =============

    (b) Principal amount is stated U.S. Dollars, unless otherwise specificed.
--------------------------------------------------------------------------------
        Purchases and sales of investment securities (excluding short-term investments) for the period February 1, 1997 (commencement of operations) through September 30, 1997, aggregated $20,963,300 and $3,455,984, respectively.
--------------------------------------------------------------------------------
        Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

        Currency Abbreviations
        FRF      French Francs
        DEM      Deutsche Marks
        GBP      British Pound
        JPY      Japanese Yen

     The accompanying notes are an integral part of the financial statements

AARP DIVERSIFIED INCOME PORTFOLIO

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   Money Market 13.6%
-------------------------------------------------------------------------------------------------------------------------------

      5,904,485    AARP High Quality Money Fund (Cost $5,904,485) .....................................               5,904,485
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   Fixed Income 60.9%
-------------------------------------------------------------------------------------------------------------------------------

        858,612    AARP Bond Fund for Income ..........................................................              13,050,907
        883,992    AARP GNMA and U.S. Treasury Fund ...................................................              13,401,317
                                                                                                                  -------------
                   Total Fixed Income (Cost $26,016,430) ..............................................              26,452,224
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   Equity 25.6%
-------------------------------------------------------------------------------------------------------------------------------

        205,649    AARP Global Growth Fund ............................................................               3,956,680
         85,076    AARP Growth and Income Fund ........................................................               4,953,126
        122,492    AARP U.S. Stock Index Fund .........................................................               2,203,628
                                                                                                                  -------------
                   Total Equity (Cost $9,714,654) .....................................................              11,113,434
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                     % OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
                   Total Investment Portfolio (Cost $41,635,569) (a) .......................        100.1            43,470,143

                   Other Assets and Liabilities, Net .......................................         (0.1)              (23,725)
                                                                                                   ------         -------------
                   Net Assets ..............................................................        100.0            43,446,418
                                                                                                   ======         =============
-------------------------------------------------------------------------------------------------------------------------------

   (a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $41,635,569 was as follows:

       Aggregate gross unrealized appreciation for all
       investments in which there is an excess of value over
       tax cost ..............................................        $1,834,574

       Aggregate  gross unrealized depreciation for all
       investments in which there is an excess of tax cost
       over value ............................................                --
                                                                   -------------
       Net unrealized appreciation ...........................        $1,834,574
                                                                   =============

--------------------------------------------------------------------------------
       Purchases and sales of investment securities (excluding money market investments) for the period February 1, 1997 (commencement of operations) to September 30, 1997, aggregated $36,584,675 and $897,867, respectively.
--------------------------------------------------------------------------------
       Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

     The accompanying notes are an integral part of the financial statements

AARP DIVERSIFIED GROWTH PORTFOLIO

--------------------------------------------------------------------------------
   LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                                                                                                     Market
Shares                                                                                                              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   Money Market 1.0%
-------------------------------------------------------------------------------------------------------------------------------

        603,912    AARP High Quality Money Fund (Cost $603,912) .......................................                 603,912
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   Fixed Income 35.5%
-------------------------------------------------------------------------------------------------------------------------------

        722,677    AARP Bond Fund for Income ..........................................................              10,984,684
        723,016    AARP GNMA and U.S. Treasury Fund ...................................................              10,960,917
                                                                                                                  -------------
                   Total Fixed Income (Cost $21,691,978) ..............................................              21,945,601
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   Equity 63.6%
-------------------------------------------------------------------------------------------------------------------------------

         42,447    AARP Capital Growth Fund ...........................................................               2,455,106
        322,951    AARP Global Growth Fund ............................................................               6,213,584
        257,671    AARP Growth and Income Fund ........................................................              15,001,622
        254,687    AARP International Stock Fund ......................................................               4,421,367
        221,737    AARP Small Company Stock Fund ......................................................               4,441,387
        375,938    AARP U.S. Stock Index Fund .........................................................               6,763,123
                                                                                                                  -------------
                   Total Equity (Cost $35,603,426) ....................................................              39,296,189
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
   SUMMARY                                                                                     % OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
                   Total Investment Portfolio (Cost $57,899,316) (a) .......................        100.1            61,845,702

                   Other Assets and Liabilities, Net .......................................         (0.1)              (48,884)
                                                                                                   ------         -------------
                   Net Assets ..............................................................        100.0            61,796,818
                                                                                                   ======         =============
-------------------------------------------------------------------------------------------------------------------------------

  (a) At September 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $57,900,360 was as follows:

      Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value over
      tax cost ...............................................        $3,945,342

      Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost
      over value .............................................                --
                                                                   -------------
      Net unrealized appreciation ............................        $3,945,342
                                                                   =============
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding money market investments) for the period beginning February 1, 1997 (commencement of operations) to September 30, 1997, aggregated $58,780,646 and $1,567,375, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

    The accompanying notes are an integral part of the financial statements

                                          F I N A N C I A L  S T A T E M E N T S


                        Financial Statements are records of the financial status of an organization. They are prepared by management and must conform to Generally Accepted Accounting Principles
                        (GAAP), which are standards established by the Financial Accounting Standards Board (FASB), the Securities and Exchange Commission (SEC), and various committees of the American Institute of Certified Public Accountants (AICPA).

                        The AARP Investment Program's Financial Statements consist of three different financial statements for each AARP Mutual Fund: Statements of Assets and Liabilities, Statements of Operations, and Statements of Changes in Net Assets. The Notes to Financial Statements explain the significant accounting policies that financial statements reflect.

                        STATEMENTS OF ASSETS AND LIABILITIES

                        The Statements of Assets and Liabilities show the AARP Investment Program's assets.

                        Assets include:

                        o Investments at value: The market value of the AARP Mutual Fund's holdings on the last day of the fiscal year;

                        o Cash: The actual amount of the uninvested assets held in each AARP Mutual Fund;

                        o Receivables: Money owed to an AARP Mutual Fund. Sources of receivables include:

                             o Investments sold: For which the cash will be paid to the Fund on a later settlement date;

                             o Fund shares sold: Proceeds that the Fund will receive from shares sold to shareholders;

                             o Dividends and interest earned on the AARP Mutual Funds securities but not yet paid to the Fund;

                             o    Expense   reimbursements  due  from  the  Fund
                                  manager.

                        o    Daily  variation  margin on open futures  contract:
                             Payments due to/from the broker that reflect the change in value from the previous day of any futures contract held in an AARP Mutual Fund's portfolio (this figure could show up as an asset or a liability).

                        Liabilities include amounts owed for:

                        o Investments purchased for the AARP Mutual Fund's portfolio but that are not yet paid for;

                        o    Fund   shares   redeemed   but  not  yet   paid  to
                             shareholders;

                        o    Dividends    declared   but   not   yet   paid   to
                             shareholders;

                        o Management fees and shareholder servicing fees incurred but unpaid at fiscal year end;

                        o Administrative expenses incurred but unpaid at fiscal year end;

                        o Other accrued expenses incurred but unpaid at fiscal year end.

                        The   section  Net  Assets   Consist  Of  includes   the
                        following:

                        o Undistributed (overdistributed) net investment income: An AARP Mutual Fund's accumulated investment income less expenses and less distributions paid from net investment income;

                        o    Unrealized   appreciation   (or   depreciation)  on
                             investments:   Represents   the  current  value  of
                             investments held less their cost;

                        o Accumulated net realized capital gain (loss): An AARP Mutual Fund's accumulated realized gains and losses from sales of investments, minus distributions paid from net realized gains;

                        o Paid-in capital: Represents the dollars invested by shareholders, minus the amount of money redeemed since each fund began operations.

                        The Statement of Assets and Liabilities also shows the net asset value (NAV) for each AARP Mutual Fund. Net asset value is calculated by taking a fund's total assets (securities, cash, etc.), deducting liabilities, and then dividing this amount by the total number of shares outstanding.

                        STATEMENTS OF OPERATIONS

                        The Statements of Operations includes investment income from interest and dividends and the various expenses associated with the operation of the AARP Mutual Funds for the period ended September 30, 1997. The Statements of Operations also shows net gains and losses for various categories of investments, both realized and unrealized gains and losses for securities sold and in each AARP Mutual Fund's portfolio. The bottom line tells you whether each AARP Mutual Fund's net assets have increased or decreased as a result of fund operations.

                        STATEMENTS OF CHANGES

                        The Statements of Changes compares increases and decreases from each AARP Mutual Fund's operations and shareholder transactions with those of the previous year. Most of the terms used in the Statements of Changes are identical to those that are used in the other two statements. The categories in the sections Fund Shares Transaction include:

                        o Proceeds from the sale of shares: The amount received by selling new shares to shareholders;

                        o Net asset value of shares issued due to reinvested dividends and distributions;

                        o Cost of shares redeemed (or sold): The amount paid to shareholders from the exchange or redemption of shares.

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                 AARP High             AARP High            AARP GNMA             AARP High
                                                  Quality           Quality Tax Free        and U.S.               Quality
   September 30, 1997                             Money Fund           Money Fund         Treasury Fund           Bond Fund
-----------------------------------------------------------------------------------------------------------------------------
   ASSETS
-----------------------------------------------------------------------------------------------------------------------------

Investments, at value (for cost, see accom-
   panying lists of investment portfolios) ..  $ 469,756,371        $  103,670,313      $ 4,748,261,020        $  448,865,382
Cash ........................................            244               123,586                  651                   479
Receivable on investments sold ..............             --                    --                   --               256,069
Investment income receivable ................      3,373,222               562,596           36,836,345             6,866,968
Receivable on Fund shares sold ..............        899,351               109,045              713,650                53,672
Daily variation margin on futures
   contracts ................................             --                    --                   --                    --
Reimbursement from Fund Manager .............             --                    --                   --                    --
Deferred organization expenses ..............             --                    --                   --                    --
Other assets ................................         10,193                 2,858              120,992                39,230
                                               -------------        --------------      ---------------        --------------
Total assets ................................    474,039,381           104,468,398        4,785,932,658           456,081,800

-----------------------------------------------------------------------------------------------------------------------------
   LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------

Investments purchased .......................             --             1,509,060          187,140,625                    --
Fund shares redeemed ........................      2,239,130               214,719            1,696,937               191,278
Dividends payable ...........................        144,537                48,414           10,425,046               669,462
Unrealized depreciation on forward
   currency exchange contracts ..............             --                    --                   --                    --
Management fee payable ......................        149,303                32,489            1,517,280               176,377
Other payables and accrued expenses .........        195,544                49,823            1,172,310               175,165
                                               -------------        --------------      ---------------        --------------
Total liabilities ...........................      2,728,514             1,854,505          201,952,198             1,212,282
-----------------------------------------------------------------------------------------------------------------------------
Net assets at value .........................  $ 471,310,867        $  102,613,893      $ 4,583,980,460        $  454,869,518
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------

Undistributed (overdistributed)
   net investment income ....................  $          --         $          --        $          --        $      176,290
Net unrealized appreciation (depreciation) on:
   Investments ..............................       (120,463)                   --           83,544,632             6,424,227
   Futures contracts ........................             --                    --                   --                    --
   Written options ..........................             --                    --                   --                    --
   Foreign currency related transactions ....             --                    --                   --                    --
Accumulated net realized capital gain (loss)        (136,136)             (836,922)        (323,254,674)          (10,524,044)
Paid-in capital .............................    471,567,466           103,450,815        4,823,690,502           458,793,045
-----------------------------------------------------------------------------------------------------------------------------
Net assets at value .........................  $ 471,310,867        $  102,613,893      $ 4,583,980,460        $  454,869,518
-----------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding* ..    471,432,488           102,619,379           302,304,535           28,196,489
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and
   redemption price per share ...............          $1.00                 $1.00               $15.16                $16.13
-----------------------------------------------------------------------------------------------------------------------------

* Unlimited number of shares authorized, $.01 par value, except the AARP High Quality Tax Free Money Fund, which has a $.001 par value.

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    AARP Insured                  AARP Bond              AARP Balanced              AARP Growth                AARP U.S.
  Tax Free General                 Fund for             Stock and Bond              and Income               Stock Index
    Bond Fund                      Income                    Fund                      Fund                      Fund
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

   $ 1,683,454,483           $   57,495,943             $  634,477,699          $  6,573,981,871             $  36,649,254
           218,560                    1,429                      7,264                     1,690                       122
        12,980,844                   25,607                  1,418,573                27,239,065                 1,291,793
        20,297,706                  575,279                  3,527,445                18,166,923                    57,781
           280,081                  244,005                    593,571                 2,741,932                    68,509

           324,844                       --                         --                        --                     1,271
                --                  111,787                         --                        --                    86,150
                --                   12,137                     11,890                        --                    14,743
            31,162                       --                      6,720                    74,337                        --
  ----------------           --------------             --------------          ----------------             -------------
     1,717,587,680               58,466,187                640,043,162             6,622,205,818                38,169,623

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

         1,424,850                       --                    858,877                10,271,423                        --
           484,021                   10,676                    312,782                 1,779,871                     7,145
         2,722,669                   76,713                         --                        --                        --

                --                       --                         --                        --                        --
           664,141                       --                    257,599                 2,495,173                        --
           283,831                   54,652                    257,647                 1,646,454                    77,405
  ----------------           --------------             --------------          ----------------             -------------
         5,579,512                  142,041                  1,686,905                16,192,921                    84,550
--------------------------------------------------------------------------------------------------------------------------
  $  1,712,008,168           $   58,324,146             $  638,356,257          $  6,606,012,897             $  38,085,073
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

  $             --           $           --             $      225,657          $      3,321,388             $       6,274

       141,004,771                  855,121                121,203,720             2,130,532,014                 3,736,328
        (2,274,896)                      --                         --                        --                     9,339
                --                       --                         --                        --                        --
                --                       --                        131                    12,921                        --
       (23,167,336)                  39,320                 25,974,502               517,023,954                   208,407
     1,596,445,629               57,429,705                490,952,247             3,955,122,620                34,124,725
--------------------------------------------------------------------------------------------------------------------------
  $  1,712,008,168           $   58,324,146             $  638,356,257          $  6,606,012,897             $  38,085,073
--------------------------------------------------------------------------------------------------------------------------
        92,944,577                3,836,332                 29,829,626               113,474,683                 2,117,187
--------------------------------------------------------------------------------------------------------------------------

            $18.42                   $15.20                     $21.40                    $58.22                    $17.99
--------------------------------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                     AARP Capital    AARP Small
                                                       Growth         Company
September 30, 1997                                      Fund         Stock Fund
--------------------------------------------------------------------------------
   ASSETS
--------------------------------------------------------------------------------
Investments, at value (for cost, see accompanying
   lists of investment portfolios) ..............  $1,228,203,456   $51,425,364
Cash ............................................             363        42,863
Receivable on investments sold ..................              --            --
Investment income receivable ....................       1,137,338        39,250
Receivable on Fund shares sold ..................         234,479       581,717
Daily variation margin on futures
   contracts ....................................              --            --
Reimbursement from Fund Manager .................              --            --
Deferred organization expenses ..................              --        11,291
Other assets ....................................          13,675            --
                                                   --------------   -----------
Total assets ....................................   1,229,589,311    52,100,485

--------------------------------------------------------------------------------
   LIABILITIES
--------------------------------------------------------------------------------

Investments purchased ...........................              --     1,648,527
Fund shares redeemed ............................         255,633        14,414
Dividends payable ...............................              --            --
Unrealized depreciation on forward currency
   exchange contracts ...........................              --            --
Management fee payable ..........................         600,966            --
Other payables and accrued expenses .............         352,758       166,071
                                                   --------------   -----------
Total liabilities ...............................       1,209,357     1,829,012
--------------------------------------------------------------------------------
Net assets at value .............................  $1,228,379,954   $50,271,473
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------

Undistributed (overdistributed)
   net investment income ........................  $    6,420,037   $    71,236
Net unrealized appreciation (depreciation) on:
   Investments ..................................     453,509,647     7,634,126
   Futures contracts ............................              --            --
   Written options ..............................              --            --
   Foreign currency related transactions ........              --            --
Accumulated net realized capital gain (loss) ....      90,878,235       243,255
Paid-in capital .................................     677,572,035    42,322,856
--------------------------------------------------------------------------------
Net assets at value .............................  $1,228,379,954   $50,271,473
--------------------------------------------------------------------------------
Shares of beneficial interest outstanding* ......      21,237,515     2,510,889
--------------------------------------------------------------------------------
Net asset value, offering and redemption
   price per share ..............................          $57.84        $20.02
--------------------------------------------------------------------------------
* Unlimited number of shares authorized, $.01 par value, except the AARP High Quality Tax Free Money Fund, which has a $.001 par value.

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      AARP Global             AARP          AARP Diversified  AARP Diversified
       Growth            International           Income           Growth
        Fund               Stock Fund           Portfolio        Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    $ 151,338,560        $ 20,611,435         $43,470,143       $61,845,702
              851             101,747                  --                --
          192,871                  --             143,860           209,786
          395,359              70,659             163,695           115,643
          103,204              34,586              41,640            42,023

               --                  --                  --                --
               --              21,309                  --                --
            9,150              11,291                  --                --
            1,366                  --                  --                --
    -------------        ------------         -----------       -----------
      152,041,361          20,851,027          43,819,338        62,213,154

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        3,511,603             476,638             307,431           325,338
            5,759              35,068              23,188            90,998
               --                  --              42,301

          248,684                  --                  --                --
           81,713                  --                  --                --
          164,229              80,259                  --                --
    -------------        ------------         -----------       -----------
        4,011,988             591,965             372,920           416,336
--------------------------------------------------------------------------------
    $ 148,029,373        $ 20,259,062         $43,446,418       $61,796,818
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    $   1,144,886        $    155,031         $    10,717       $   645,438

       22,295,624           1,437,981           1,834,574         3,946,386
               --                  --                  --                --
               --                  --                  --                --
         (263,417)               (650)                 --                --
        2,678,448             192,102              44,276            82,133
      122,173,832          18,474,598          41,556,851        57,122,861
--------------------------------------------------------------------------------
    $ 148,029,373        $ 20,259,062         $43,446,418       $61,796,818
--------------------------------------------------------------------------------
        7,693,438           1,166,775           2,721,909         3,551,018
--------------------------------------------------------------------------------

           $19.24              $17.36              $15.96            $17.40
--------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                            AARP High          AARP High      AARP GNMA        AARP High
                                                             Quality       Quality Tax Free    and U.S.         Quality
Year Ended September 30, 1997                              Money Fund          Money Fund   Treasury Fund      Bond Fund

------------------------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------

Income:
   Interest .............................................  $25,123,665     $  3,832,142     $ 336,987,461   $ 32,421,813
   Dividends ............................................           --               --                --             --
                                                           -----------     ------------     -------------   ------------
                                                            25,123,665        3,832,142       336,987,461     32,421,813
   Less foreign taxes withheld ..........................           --               --                --             --
                                                           -----------     ------------     -------------   ------------
                                                            25,123,665        3,832,142       336,987,461     32,421,813
------------------------------------------------------------------------------------------------------------------------
Expenses:
   Management fee .......................................    1,760,550          410,859        19,228,620      2,287,683
   Services to shareholders .............................    1,901,981          303,908         8,799,290      1,710,593
   Trustees' fees and expenses ..........................       26,370           26,792            27,352         27,329
   Shareholder communications ...........................      210,593           47,166         1,206,689        230,319
   Legal ................................................        6,018            5,608             6,468          4,737
   Auditing .............................................       27,600           27,300            67,550         50,450
   Custodian and accounting fees ........................       90,351           49,951           926,047        117,428
   Registration expenses ................................       89,506           20,781            48,002         22,583
   Amortization of organization expenses ................           --               --                --             --
   Other ................................................       19,775           12,699            94,621         12,545
                                                           -----------     ------------     -------------   ------------
Total expenses before reductions ........................    4,132,744          905,064        30,404,639      4,463,667

Expense reductions ......................................           --               --                --             --
                                                           -----------     ------------     -------------   ------------
Expenses, net ...........................................    4,132,744          905,064        30,404,639      4,463,667
------------------------------------------------------------------------------------------------------------------------
Net investment income ...................................   20,990,921        2,927,078       306,582,822     27,958,146
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------

   Net realized gain (loss) from:
     Investments ........................................           --               --        (7,559,113)    (1,765,263)
     Futures contracts ..................................           --               --                --         87,958
     Written options ....................................           --               --                --             --
     Foreign currency related transactions ..............           --               --                --             --
   Net unrealized appreciation (depreciation) on:
     Investments ........................................       14,657               --        85,972,174     10,994,171
     Futures contracts ..................................           --               --                --             --
     Written options ....................................           --               --                --             --
     Foreign currency related transactions ..............           --               --                --             --
                                                           -----------     ------------     -------------   ------------
Net gain (loss) on investments ..........................       14,657               --        78,413,061      9,316,866
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations ............................  $21,005,578     $  2,927,078     $ 384,995,883   $ 37,275,012
------------------------------------------------------------------------------------------------------------------------

(a)  These Funds commenced operations on February 1, 1997.

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 AARP Insured    AARP Bond   AARP Balanced       AARP Growth       AARP U.S.
Tax Free General  Fund for   Stock and Bond      and Income      Stock Index
  Bond Fund      Income (a)      Fund              Fund            Fund (a)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

$  95,025,384   $ 1,266,014   $  14,345,542   $    13,747,932   $    42,549
           --            --       9,426,256       151,415,232       293,963
-------------   -----------   -------------   ---------------   -----------
   95,025,384     1,266,014      23,771,798       165,163,164       336,512
           --            --        (144,958)       (2,846,162)       (2,256)
-------------   -----------   -------------   ---------------   -----------
   95,025,384     1,266,014      23,626,840       162,317,002       334,256
--------------------------------------------------------------------------------

    8,224,295        97,012       2,455,813        25,101,044        38,841
    2,183,399        62,868       1,686,291         9,412,190        88,085
       26,678        16,790          26,346            26,366        16,790
      361,629         4,299         204,092         1,102,590         3,232
        6,256         5,051           5,124             5,842         5,805
       60,000         1,250          35,265            49,000           850
      365,524        36,507         159,277         1,096,126       140,260
       42,435        48,110          81,464           487,327        29,371
           --         1,709           8,895                --         2,105
       36,514         1,109          10,277            81,869           773
-------------   -----------   -------------   ---------------   -----------
   11,306,730       274,705       4,672,844        37,362,354       326,112

           --      (274,705)             --                --      (258,156)
-------------   -----------   -------------   ---------------   -----------
   11,306,730            --       4,672,844        37,362,354        67,956
--------------------------------------------------------------------------------
   83,718,654     1,266,014      18,953,996       124,954,648       266,300
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    3,742,633        32,537      27,061,995       533,200,232        96,857
   (7,405,850)           --              --                --       111,552
           --            --              --            19,199            --
           --            --           3,212          (401,887)           --


   62,123,142       855,121      79,619,157     1,168,998,909     3,736,328
     (382,821)           --              --                --         9,339
           --            --              --               801            --
           --            --             (32)           23,307            --
-------------   -----------   -------------   ---------------   -----------
   58,077,104       887,658     106,684,332     1,701,840,561     3,954,076
--------------------------------------------------------------------------------

$ 141,795,758   $ 2,153,672   $ 125,638,328   $ 1,826,795,209   $ 4,220,376
--------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                             AARP Capital    AARP Small
                                                               Growth         Company
Year Ended September 30, 1997                                   Fund       Stock Fund(a)

----------------------------------------------------------------------------------------
   INVESTMENT INCOME
----------------------------------------------------------------------------------------

Income:
   Interest .............................................  $   1,668,235   $    65,563
   Dividends ............................................     14,708,887       229,959
   Income distributions from Underlying Funds ...........             --            --
                                                           -------------   -----------
                                                              16,377,122       295,522
   Less foreign taxes withheld ..........................       (233,281)           --
                                                           -------------   -----------
                                                              16,143,841       295,522
----------------------------------------------------------------------------------------
Expenses:
   Management fee .......................................      6,053,108       111,376
   Services to shareholders .............................      2,380,402       140,358
   Trustees' fees and expenses ..........................         26,349        18,680
   Shareholder communications ...........................        316,503         6,111
   Legal ................................................          4,220         5,082
   Auditing .............................................         46,700           850
   Custodian and accounting fees ........................        183,513        66,854
   Registration expenses ................................         97,064        32,127
   Amortization of organization expenses ................             --         1,709
   Other ................................................         19,841         1,017
                                                           -------------   -----------
Total expenses before reductions ........................      9,127,700       384,164

Expense reductions ......................................             --      (143,398)
                                                           -------------   -----------
Expenses, net ...........................................      9,127,700       240,766
----------------------------------------------------------------------------------------
Net investment income ...................................      7,016,141        54,756
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------

   Net realized gain (loss) from:
     Investments ........................................    100,378,671       243,254
     Futures contracts ..................................             --            --
     Written options ....................................             --            --
     Foreign currency related transactions ..............            603            --
   Net unrealized appreciation (depreciation) on:
     Investments ........................................    279,281,659     7,634,126
     Futures contracts ..................................             --            --
     Written options ....................................             --            --
     Foreign currency related transactions ..............            (74)           --
                                                           -------------   -----------
Net gain (loss) on investments ..........................    379,660,859     7,877,380
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ......................................  $ 386,677,000   $ 7,932,136
----------------------------------------------------------------------------------------

(a)  These Funds commenced operations on February 1, 1997.

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       AARP Global            AARP           AARP Diversified  AARP Diversified
         Growth           International          Income           Growth
          Fund            Stock Fund (a)       Portfolio (a)    Portfolio (a)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    $     736,082        $     54,626         $        --       $        --
        1,997,850             241,257                  --                --
               --                  --             880,498           645,438
    -------------        ------------         -----------       -----------
        2,733,932             295,883             880,498           645,438
         (177,801)            (23,212)                 --                --
    -------------        ------------         -----------       -----------
        2,556,131             272,671             880,498           645,438
--------------------------------------------------------------------------------

          932,182              59,143                  --                --
          711,119              69,681                  --                --
           26,344              16,790                  --                --
           74,352               5,674                  --                --
            5,845               5,382                  --                --
           29,700               2,250                  --                --
          191,931              99,557                  --                --
           43,416              22,796                  --                --
            2,571               1,709                  --                --
            3,826               1,676                  --                --
    -------------        ------------         -----------       -----------
        2,021,286             284,658                  --                --

          (74,953)           (168,204)                 --                --
    -------------        ------------         -----------       -----------
        1,946,333             116,454                  --                --
--------------------------------------------------------------------------------
          609,798             156,217             880,498           645,438
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        2,609,572             176,596              44,276            82,133
               --                  --                  --                --
               --                  --                  --                --
          672,452              (1,496)                 --                --

       21,313,398           1,437,981           1,834,574         3,946,386
               --                  --                  --                --
               --                  --                  --                --
         (250,944)               (650)                 --                --
    -------------        ------------         -----------       -----------
       24,344,478           1,612,431           1,878,850         4,028,519
--------------------------------------------------------------------------------

    $  24,954,276        $  1,768,648         $ 2,759,348       $ 4,673,957
--------------------------------------------------------------------------------
     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             AARP High                          AARP High
                                                             Quality                         Quality Tax Free
                                                            Money Fund                          Money Fund
-----------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS:
-----------------------------------------------------------------------------------------------------------------

                                                            Years Ended                        Years Ended
                                                            September 30,                     September 30,
                                                        1997           1996               1997            1996
                                                  -------------   -------------     -------------   -------------
Operations:
  Net investment income ........................  $  20,990,921   $  17,543,476     $   2,927,078   $   3,191,255
  Net realized gain (loss) from:
    Investments ................................             --           2,595                --           1,553
    Futures contracts ..........................             --              --                --              --
    Written options ............................             --              --                --              --
    Foreign currency related transactions ......             --              --                --              --
  Net unrealized appreciation (depreciation) on:
    Investments ................................         14,657         355,595                --              --
    Futures contracts ..........................             --              --                --              --
    Written options ............................             --              --                --              --
  Foreign currency related transactions ........             --              --                --              --
                                                  -------------   -------------     -------------   -------------
Net increase (decrease) in net assets resulting
   from operations .............................     21,005,578      17,901,666         2,927,078       3,192,808
                                                  -------------   -------------     -------------   -------------
Distributions to shareholders:
  Net investment income ........................    (20,990,921)    (17,543,476)       (2,927,078)     (3,191,255)
Net realized gains .............................             --              --                --              --
                                                  -------------   -------------     -------------   -------------
Total distributions ............................    (20,990,921)    (17,543,476)       (2,927,078)     (3,191,255)
                                                  -------------   -------------     -------------   -------------
Fund share transactions:
  Proceeds from sale of shares .................    586,180,766     370,605,211        28,579,750      30,976,787
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions ..............................     18,980,197      15,692,224         2,345,700       2,545,162
Cost of shares redeemed ........................   (545,990,946)   (358,425,484)      (39,576,285)    (42,004,745)
                                                  -------------   -------------     -------------   -------------
Net increase (decrease) in net assets from Fund
   share transactions ..........................     59,170,017      27,871,951        (8,650,835)     (8,482,796)
                                                  -------------   -------------     -------------   -------------
Increase (decrease) in net assets ..............     59,184,674      28,230,141        (8,650,835)     (8,481,243)

Net assets at beginning of period ..............    412,126,193     383,896,052       111,264,728     119,745,971
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (b) ................  $ 471,310,867   $ 412,126,193     $ 102,613,893   $ 111,264,728
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN FUND SHARES:
-----------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period ......    412,261,312     384,389,361       111,270,214     119,753,010
                                                  -------------   -------------     -------------   -------------
  Shares sold ..................................    586,181,925     370,605,211        28,579,750      30,976,787
  Shares issued to shareholders in
    reinvestment of distributions ..............     18,980,197      15,692,224         2,345,700       2,545,162
  Shares redeemed ..............................   (545,990,946)   (358,425,484)      (39,576,285)    (42,004,745)
                                                  -------------   -------------     -------------   -------------
Net increase (decrease) in Fund shares .........     59,171,176      27,871,951        (8,650,835)     (8,482,796)
                                                  -------------   -------------     -------------   -------------
Shares outstanding at end of period ............    471,432,488     412,261,312       102,619,379     111,270,214
-----------------------------------------------------------------------------------------------------------------

(a) These Funds commenced operations on
    February 1, 1997.
(b) Includes Undistributed (overdistributed)
    net investment income                         $          --   $          --     $          --   $          --

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              AARP GNMA                           AARP High                       AARP Insured                   AARP Bond
               and U.S.                           Quality                        Tax Free General                Fund for
            Treasury Fund                         Bond Fund                         Bond Fund                     Income
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

             Years Ended                         Years Ended                        Years Ended                Period Ended
             September 30,                       September 30,                      September 30,             September 30,
      1997              1996               1997            1996               1997              1996             1997(a)
---------------   ---------------     -------------   -------------     ---------------   ---------------     ------------

$   306,582,822   $   334,151,619     $  27,958,146   $  30,375,516     $    83,718,654   $    86,584,408     $  1,266,014

     (7,559,113)       23,690,016        (1,765,263)     (2,756,840)          3,742,633        15,073,015           32,537
             --                --            87,958       4,190,615          (7,405,850)        3,404,797               --
             --                --                --        (214,688)                 --                --               --
             --                --                --              --                  --                --               --

     85,972,174      (117,084,004)       10,994,171      (7,844,325)         62,123,142        (1,155,352)         855,121
             --                --                --              --            (382,821)       (1,262,186)              --
             --                --                --              --                  --                --               --
             --                --                --              --                  --                --               --
---------------   ---------------     -------------   -------------     ---------------   ---------------     ------------
    384,995,883       240,757,631        37,275,012      23,750,278         141,795,758       102,644,682        2,153,672
---------------   ---------------     -------------   -------------     ---------------   ---------------     ------------

   (306,582,822)     (334,151,619)      (27,958,146)    (30,375,516)        (83,718,654)      (86,584,408)      (1,266,014)
             --                --                --              --          (8,693,174)               --               --
---------------   ---------------     -------------   -------------     ---------------   ---------------     ------------
   (306,582,822)     (334,151,619)      (27,958,146)    (30,375,516)        (92,411,828)      (86,584,408)      (1,266,014)
---------------   ---------------     -------------   -------------     ---------------   ---------------     ------------

    305,492,609       346,027,868        38,051,215      64,115,868         103,693,632       124,978,818       59,830,356


    175,180,674       193,739,502        19,402,825      21,458,457          55,906,529        52,441,004          959,174
   (879,545,728)     (793,984,012)     (123,806,554)   (100,466,218)       (252,388,145)     (245,115,196)      (3,354,542)
---------------   ---------------     -------------   -------------     ---------------   ---------------     ------------

   (398,872,445)     (254,216,642)      (66,352,514)    (14,891,893)        (92,787,984)      (67,695,374)      57,434,988
---------------   ---------------     -------------   -------------     ---------------   ---------------     ------------
   (320,459,384)     (347,610,630)      (57,035,648)    (21,517,131)        (43,404,054)      (51,635,100)      58,322,646

  4,904,439,844     5,252,050,474       511,905,166     533,422,297       1,755,412,222     1,807,047,322            1,500
---------------------------------------------------------------------------------------------------------------------------
$ 4,583,980,460   $ 4,904,439,844     $ 454,869,518   $ 511,905,166     $ 1,712,008,168   $ 1,755,412,222     $ 58,324,146
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

    328,879,292       345,829,087        32,366,706      33,312,382          98,088,821       101,872,699              100
---------------   ---------------     -------------   -------------     ---------------   ---------------     ------------
     20,334,844        22,947,708         2,386,782       4,006,214           5,746,587         6,963,608        3,995,177

     11,645,941        12,859,585         1,215,401       1,341,850           3,094,529         2,918,782           63,663
    (58,555,542)      (52,757,088)       (7,772,400)     (6,293,740)        (13,985,360)      (13,666,268)        (222,608)
---------------   ---------------     -------------   -------------     ---------------   ---------------     ------------
    (26,574,757)      (16,949,795)       (4,170,217)       (945,676)         (5,144,244)       (3,783,878)       3,836,232
---------------   ---------------     -------------   -------------     ---------------   ---------------     ------------
    302,304,535       328,879,292        28,196,489      32,366,706          92,944,577        98,088,821        3,836,332
---------------------------------------------------------------------------------------------------------------------------


  $          --     $          --     $     176,290   $     176,290       $          --     $          --    $          --

     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           AARP Balanced                    AARP Growth                 AARP U.S.
                                                          Stock and Bond                     and Income                Stock Index
                                                               Fund                            Fund                       Fund
------------------------------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------

                                                           Years Ended                        Years Ended             Period Ended
                                                          September 30,                       September 30,           September 30,
                                                       1997           1996              1997              1996           1997 (a)
                                                  -------------   -------------   ---------------   ---------------   ------------
Operations:
  Net investment income ........................  $  18,953,996   $  13,198,291   $   124,954,648   $   105,747,332   $    266,300
  Net realized gain (loss) from:
    Investments ................................     27,061,995       4,984,143       533,200,232       161,815,047         96,857
    Futures contracts ..........................             --          34,436                --                --        111,552
    Written options ............................             --              --            19,199                --             --
    Foreign currency related transactions ......          3,212         334,451          (401,887)         (411,014)            --
  Net unrealized appreciation (depreciation) on:
    Investments ................................     79,619,157      20,509,469     1,168,998,909       381,330,506      3,736,328
    Futures contracts ..........................             --           3,391                --                --          9,339
    Written options ............................             --              --               801              (801)            --
    Foreign currency related transactions ......            (32)       (159,786)           23,307           (16,214)            --
                                                  -------------   -------------   ---------------   ---------------   ------------
Net increase (decrease) in net assets
   resulting from operations ...................    125,638,328      38,904,395     1,826,795,209       648,464,856      4,220,376
                                                  -------------   -------------   ---------------   ---------------   ------------
Distributions to shareholders:
  Net investment income ........................    (19,390,434)    (12,975,460)     (126,615,982)     (102,016,492)      (277,755)
  Net realized gains ...........................     (5,003,640)     (3,378,368)     (167,523,016)      (67,064,704)            --
                                                  -------------   -------------   ---------------   ---------------   ------------
Total distributions ............................    (24,394,074)    (16,353,828)     (294,138,998)     (169,081,196)      (277,755)
                                                  -------------   -------------   ---------------   ---------------   ------------
Fund share transactions:
  Proceeds from sale of shares .................    193,384,596     164,077,214     1,183,350,802       960,952,133     36,277,789
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions ..............................     22,371,689      14,941,233       268,600,153       153,099,566        242,587
  Cost of shares redeemed ......................    (81,824,221)    (45,596,030)     (597,577,667)     (380,970,538)    (2,379,424)
                                                  -------------   -------------   ---------------   ---------------   ------------
Net increase (decrease) in net assets from
   Fund share transactions .....................    133,932,064     133,422,417       854,373,288       733,081,161     34,140,952
                                                  -------------   -------------   ---------------   ---------------   ------------
Increase (decrease) in net assets ..............    235,176,318     155,972,984     2,387,029,499     1,212,464,821     38,083,573

Net assets at beginning of period ..............    403,179,939     247,206,955     4,218,983,398     3,006,518,577          1,500
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (b) ................  $ 638,356,257   $ 403,179,939   $ 6,606,012,897   $ 4,218,983,398   $ 38,085,073
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN FUND SHARES:
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period ......     22,865,594      15,074,610        96,018,596        78,371,684            100
                                                  -------------   -------------   ---------------   ---------------   ------------
  Shares sold ..................................     10,047,891       9,582,056        23,887,562        23,131,229      2,243,958
  Shares issued to shareholders in
    reinvestment of distributions ..............      1,156,073         873,110         5,612,664         3,734,230         14,065
  Shares redeemed ..............................     (4,239,932)     (2,664,182)      (12,044,139)       (9,218,547)      (140,936)
                                                  -------------   -------------   ---------------   ---------------   ------------
Net increase (decrease) in Fund shares .........      6,964,032       7,790,984        17,456,087        17,646,912      2,117,087
                                                  -------------   -------------   ---------------   ---------------   ------------
Shares outstanding at end of period ............     29,829,626      22,865,594       113,474,683        96,018,596      2,117,187
------------------------------------------------------------------------------------------------------------------------------------

(a) These Funds commenced operations on February 1, 1997.
(b) Includes Undistributed (overdistributed)
      net investment income                         $   225,657     $   535,899      $  3,321,388      $  7,239,912     $    6,274

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          AARP Capital             AARP Small              AARP Global              AARP
            Growth                  Company                  Growth            International
             Fund                  Stock Fund                 Fund               Stock Fund
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

          Years Ended             Period Ended             Years Ended          Period Ended
          September 30,           September 30,           September 30,         September 30,
      1997            1996            1997(a)         1997           1996         1997 (a)
---------------   -------------   ------------   -------------   ------------   ------------

$     7,016,141   $   7,892,107   $     54,756   $     609,798   $    325,474   $    156,217

    100,378,671      71,644,200        243,254       2,609,572        (33,467)       176,596
             --              --             --              --             --             --
             --              --             --              --             --             --
            603         (38,602)            --         672,452        (36,843)        (1,496)

    279,281,659      32,512,381      7,634,126      21,313,398        982,226      1,437,981
             --              --             --              --             --             --
             --              --             --              --             --             --
            (74)          4,863             --        (250,944)          (336)          (650)
---------------   -------------   ------------   -------------   ------------   ------------

    386,677,000     112,014,949      7,932,136      24,954,276      1,237,054      1,768,648
---------------   -------------   ------------   -------------   ------------   ------------

     (7,776,073)     (7,038,882)            --        (336,444)            --             --
    (75,674,469)     (9,204,690)            --              --             --             --
---------------   -------------   ------------   -------------   ------------   ------------
    (83,450,542)    (16,243,572)            --        (336,444)            --             --
---------------   -------------   ------------   -------------   ------------   ------------

    155,757,996     133,269,510     45,455,488      67,490,929     82,274,150     20,394,042


     79,684,673      15,425,567             --         321,411             --             --
   (136,425,886)   (110,338,687)    (3,117,651)    (22,052,777)    (5,860,726)    (1,905,128)
---------------   -------------   ------------   -------------   ------------   ------------

     99,016,783      38,356,390     42,337,837      45,759,563     76,413,424     18,488,914
---------------   -------------   ------------   -------------   ------------   ------------
    402,243,241     134,127,767     50,269,973      70,377,395     77,650,478     20,257,562

    826,136,713     692,008,946          1,500      77,651,978          1,500          1,500
---------------------------------------------------------------------------------------------
$ 1,228,379,954   $ 826,136,713   $ 50,271,473   $ 148,029,373   $ 77,651,978   $ 20,259,062
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

     19,005,749      18,041,977            100       5,012,508            100            100
---------------   -------------   ------------   -------------   ------------   ------------
      3,214,860       3,299,011      2,689,583       3,954,573      5,395,570      1,283,093

      1,860,053         400,664             --          19,853             --             --
     (2,843,147)     (2,735,903)      (178,794)     (1,293,496)      (383,162)      (116,418)
---------------   -------------   ------------   -------------   ------------   ------------
      2,231,766         963,772      2,510,789       2,680,930      5,012,408      1,166,675
---------------   -------------   ------------   -------------   ------------   ------------
     21,237,515      19,005,749      2,510,889       7,693,438      5,012,508      1,166,775
---------------------------------------------------------------------------------------------


$     6,420,037   $   7,179,969   $     71,236   $   1,144,886   $    288,631   $    155,031

     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
   STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       AARP              AARP
                                                   Diversified       Diversified
                                                Income Portfolio   Growth Portfolio
------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------------------------------

                                                  Period Ended       Period Ended
                                                  September 30,      September 30,
                                                      1997(a)           1997(a)
                                                  ------------       ------------
Operations:
  Net investment income ........................  $    880,498       $    645,438
  Net realized gain (loss) from:
    Investments ................................        44,276             82,133
    Futures contracts ..........................            --                 --
    Written options ............................            --                 --
    Foreign currency related transactions ......            --                 --
  Net unrealized appreciation (depreciation) on:
    Investments ................................     1,834,574          3,946,386
    Futures contracts ..........................            --                 --
    Written options ............................            --                 --
  Foreign currency related transactions ........            --                 --
                                                  ------------       ------------
Net increase (decrease) in net assets resulting
   from operations .............................     2,759,348          4,673,957
                                                  ------------       ------------
Distributions to shareholders:
  Net investment income ........................      (869,781)                --
  Net realized gains ...........................            --                 --
                                                  ------------       ------------
Total distributions ............................      (869,781)                --
                                                  ------------       ------------
Fund share transactions:
  Proceeds from sale of shares .................    45,476,743         60,765,788
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions ..............................       671,013                 --
Cost of shares redeemed ........................    (4,640,905)        (3,692,927)
                                                  ------------       ------------
Net increase (decrease) in net assets from Fund
   share transactions ..........................    41,506,851         57,072,861
                                                  ------------       ------------
Increase (decrease) in net assets ..............    43,396,418         61,746,818

Net assets at beginning of period ..............        50,000             50,000
------------------------------------------------------------------------------------
Net assets at end of period (b) ................  $ 43,446,418       $ 61,796,818
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN FUND SHARES:
------------------------------------------------------------------------------------

Shares outstanding at beginning of period ......         3,333              3,333
                                                  ------------       ------------
  Shares sold ..................................     2,973,907          3,770,457
  Shares issued to shareholders in
    reinvestment of  distributions .............        42,898                 --
  Shares redeemed ..............................      (298,229)          (222,772)
                                                  ------------       ------------
Net increase (decrease) in Fund shares .........     2,718,576          3,547,685
                                                  ------------       ------------
Shares outstanding at end of period ............     2,721,909          3,551,018
------------------------------------------------------------------------------------

(a) These Funds commenced operations on
    February 1, 1997.
(b) Includes Undistributed (overdistributed)
    net investment income                         $     10,717       $    645,438

     The accompanying notes are an integral part of the financial statements

                                          F I N A N C I A L  H I G H L I G H T S


                        This section shows you the statistical per share income and ratio(s) information from operations dividends paid to shareholders, total returns, expense ratios of the AARP Mutual Funds, and other information. It is designed to help you understand how the fund performed and allows you to compare this year's performance and expenses to those of prior years.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
   AARP HIGH QUALITY MONEY FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                         Years Ended September 30,
                                                              ------------------------------------------
                                                                1997     1996     1995     1994     1993
                                                              ------------------------------------------
Net asset value, beginning of period .......................  $1.000   $1.000   $1.000   $1.000   $1.000
                                                              ------------------------------------------
   Net investment income ...................................    .046     .045     .049     .028     .021
   Distributions from net investment income ................   (.046)   (.045)   (.049)   (.028)   (.021)
                                                              ------------------------------------------
Net asset value, end of period .............................  $1.000   $1.000   $1.000   $1.000   $1.000
                                                              ------------------------------------------
Total Return (%) ...........................................    4.72     4.62     4.99     2.84     2.13
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................     471      412      384      333      254
Ratio of operating expenses to average net assets (%) ......     .91      .96      .98     1.13     1.31
Ratio of net investment income to average net assets (%) ...    4.63     4.54     4.89     2.89     2.12

--------------------------------------------------------------------------------
   AARP HIGH QUALITY TAX FREE MONEY FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                         Years Ended September 30,
                                                              --------------------------------------------
                                                                1997     1996     1995     1994       1993
                                                              --------------------------------------------
Net asset value, beginning of period .......................  $1.000   $1.000   $1.000   $1.000     $1.000
                                                              --------------------------------------------
   Net investment income ...................................    .028     .028     .029     .017       .016
   Distributions from net investment income ................   (.028)   (.028)   (.029)   (.017)     (.016)
                                                              --------------------------------------------
Net asset value, end of period .............................  $1.000   $1.000   $1.000   $1.000     $1.000
                                                              --------------------------------------------
Total Return (%) ...........................................    2.80     2.80     2.99     1.76(a)    1.62(a)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................     103      111      120      129        134
Ratio of operating expenses, net to average net assets (%) .     .85      .85      .87      .90        .93
Ratio of operating expenses before expense reductions,
   to average net assets (%) ...............................     .85      .85      .87      .91       1.15
Ratio of net investment income to average net assets (%) ...    2.76     2.77     2.94     1.75       1.60

(a) Total returns would have been lower had certain expenses not been reduced.

--------------------------------------------------------------------------------
   AARP GNMA AND U.S. TREASURY FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       Years Ended September 30,
                                                              ------------------------------------------
                                                                1997     1996     1995     1994     1993
                                                              ------------------------------------------
Net asset value, beginning of period .......................  $14.91   $15.19   $14.73   $15.96   $16.19
                                                              ------------------------------------------
Income from investment operations:
   Net investment income ...................................     .98      .99     1.01      .93     1.15
   Net realized and unrealized gain (loss) on investments ..     .25     (.28)     .46    (1.23)    (.23)
                                                              ------------------------------------------
Total from investment operations ...........................    1.23      .71     1.47     (.30)     .92
                                                              ------------------------------------------
Less distributions:
   Net investment income ...................................    (.98)    (.99)    (.98)    (.93)   (1.15)
   Tax return of capital ...................................      --       --     (.03)      --       --
                                                              ------------------------------------------
Total distributions ........................................    (.98)    (.99)   (1.01)    (.93)   (1.15)
                                                              ------------------------------------------
Net asset value, end of period .............................  $15.16   $14.91   $15.19   $14.73   $15.96
                                                              ------------------------------------------
Total Return (%) ...........................................    8.49     4.79    10.31    (1.90)    5.89
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................   4,584    4,904    5,252    5,585    6,712
Ratio of operating expenses to average net assets (%) ......     .65      .64      .67      .66      .70
Ratio of net investment income to average net assets (%) ...    6.51     6.55     6.77     6.09     7.15
Portfolio turnover rate (%) ................................   86.76    83.44    70.35   114.54   105.49

--------------------------------------------------------------------------------
   AARP HIGH QUALITY BOND FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       Years Ended September 30,
                                                              ------------------------------------------
                                                                1997     1996     1995     1994     1993
                                                              ------------------------------------------
Net asset value, beginning of period .......................  $15.82   $16.01   $15.05   $17.19   $16.44
                                                              ------------------------------------------
Income from investment operations:
   Net investment income ...................................     .93      .92      .94      .85      .93
   Net realized and unrealized gain (loss) on investments ..     .31     (.19)     .95    (1.76)     .93
                                                              ------------------------------------------
Total from investment operations ...........................    1.24      .73     1.89     (.91)    1.86
                                                              ------------------------------------------
Less distributions:
   Net investment income ...................................    (.93)    (.92)    (.93)    (.85)    (.93)
   Net realized gains on investments .......................      --       --       --       --     (.18)
   In excess of net realized gains on investments ..........      --       --       --     (.38)      --
                                                              ------------------------------------------
Total distributions ........................................    (.93)    (.92)    (.93)   (1.23)   (1.11)
                                                              ------------------------------------------
Net asset value, end of period .............................  $16.13   $15.82   $16.01   $15.05   $17.19
                                                              ------------------------------------------
Total Return (%) ...........................................    8.15     4.59    12.98    (5.55)   11.88
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................     455      512      533      568      604
Ratio of operating expenses to average net assets (%) ......     .93      .91      .95      .95     1.01
Ratio of net investment income to average net assets (%) ...    5.84     5.76     6.13     5.31     5.64
Portfolio turnover rate (%) ................................   83.26   169.96   201.07    63.75   100.98

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
   AARP INSURED TAX FREE GENERAL BOND FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       Years Ended September 30,
                                                              ------------------------------------------
                                                                1997     1996     1995     1994     1993
                                                              ------------------------------------------
Net asset value, beginning of period .......................  $17.90   $17.74   $16.93   $19.00   $17.88
                                                              ------------------------------------------
Income from investment operations:
   Net investment income ...................................     .88      .87      .87      .86      .90
   Net realized and unrealized gain (loss) on investments ..     .61      .16      .81    (1.67)    1.55
                                                              ------------------------------------------
Total from investment operations ...........................    1.49     1.03     1.68     (.81)    2.45
                                                              ------------------------------------------
Less distributions:
   Net investment income ...................................    (.88)    (.87)    (.87)    (.86)    (.90)
   Net realized gains on investments .......................    (.09)      --       --     (.34)    (.43)
   In excess of net realized gains on investments ..........      --       --       --     (.06)      --
                                                              ------------------------------------------
Total distributions ........................................    (.97)    (.87)    (.87)   (1.26)   (1.33)
                                                              ------------------------------------------
Net asset value, end of period .............................  $18.42   $17.90   $17.74   $16.93   $19.00
                                                              ------------------------------------------
Total Return (%) ...........................................    8.57     5.88    10.21    (4.48)   14.31
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................   1,712    1,755    1,807    1,914    2,087
Ratio of operating expenses to average net assets (%) ......     .66      .66      .69      .68      .72
Ratio of net investment income to average net assets (%) ...    4.87     4.83     5.06     4.80     4.90
Portfolio turnover rate (%) ................................    7.61    18.69    17.45    38.39    47.96

--------------------------------------------------------------------------------
   AARP BOND FUND FOR INCOME
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                             For the Period
                                                                           February 1, 1997(a)
                                                                          to September 30, 1997
                                                                          ---------------------
Net asset value, beginning of period ...................................        $15.00
                                                                                ------
Income from investment operations:
   Net investment income ...............................................           .69
   Net realized and unrealized gain (loss) on investments ..............           .20
                                                                                ------
Total from investment operations .......................................           .89
                                                                                ------
Less distributions from net investment income ..........................          (.69)
                                                                                ------
Net asset value, end of period .........................................        $15.20
                                                                                ------
Total Return (%) (b) ...................................................          6.06(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .................................            58
Ratio of operating expenses, net to average net assets (%) .............            -- (d)
Ratio of operating expenses before expense reductions, to average
   net assets (%) ......................................................          1.53(d)
Ratio of net investment income to average net assets (%) ...............          7.03(d)
Portfolio turnover rate (%) ............................................         13.69(d)

(a)  Commencement of operations
(b)  Total return would have been lower had certain expenses not been reduced.
(c)  Not Annualized
(d)  Annualized

--------------------------------------------------------------------------------
   AARP BALANCED STOCK AND BOND FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                             For the Period
                                                               Years Ended September 30,   February 1, 1994(b)
                                                               --------------------------   To September 30,
                                                                1997(a)   1996      1995          1994
                                                               --------------------------  -------------------
Net asset value, beginning of period .......................   $17.63    $16.40    $14.64        $15.00
                                                               -----------------------------------------------
Income from investment operations:
   Net investment income ...................................      .72       .66       .61           .25
   Net realized and unrealized gain (loss) on investments ..     3.98      1.44      1.79          (.37)(c)
                                                               -----------------------------------------------
Total from investment operations ...........................     4.70      2.10      2.40          (.12)
                                                               -----------------------------------------------
Less distributions:
   Net investment income ...................................     (.72)     (.66)     (.60)         (.24)
   Net realized gains on investments .......................     (.21)     (.21)     (.04)           --
                                                               -----------------------------------------------
Total distributions ........................................     (.93)     (.87)     (.64)         (.24)
                                                               -----------------------------------------------
Net asset value, end of period .............................   $21.40    $17.63    $16.40        $14.64
                                                               -----------------------------------------------
Total Return (%) ...........................................    27.34     13.08     16.80          (.78)(e)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................      638       403       247           175
Ratio of operating expenses to average net assets (%) ......      .91       .88      1.01          1.31(f)
Ratio of net investment income to average net assets (%) ...     3.71      4.09      4.12          3.58(f)
Portfolio turnover rate (%) ................................    26.79     35.22     63.77         49.32(f)
Average commission rate paid (d) ...........................   $.0547    $.0549    $   --        $   --

(a)  Based on monthly average shares outstanding during the period.
(b)  Commencement of operations.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values during the period.
(d) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after October 1, 1995.
(e)  Not Annualized        (f)  Annualized

--------------------------------------------------------------------------------
   AARP GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                      Years Ended September 30,
                                                              ------------------------------------------
                                                               1997(a)  1996     1995     1994     1993
                                                              ------------------------------------------
Net asset value, beginning of period .......................  $43.94   $38.36   $34.13   $32.91   $28.67
                                                              ------------------------------------------
Income from investment operations:
   Net investment income ...................................    1.19     1.17     1.11      .94      .83
   Net realized and unrealized gain (loss) on investments ..   16.00     6.40     5.44     1.62     4.58
                                                              ------------------------------------------
Total from investment operations ...........................   17.19     7.57     6.55     2.56     5.41
                                                              ------------------------------------------
Less distributions from:
   Net investment income ...................................   (1.19)   (1.15)   (1.09)   (1.13)    (.87)
   Net realized gains on investments .......................   (1.72)    (.84)   (1.23)    (.21)    (.30)
                                                              ------------------------------------------
Total distributions ........................................   (2.91)   (1.99)   (2.32)   (1.34)   (1.17)
                                                              ------------------------------------------
Net asset value, end of period .............................  $58.22   $43.94   $38.36   $34.13   $32.91
                                                              ------------------------------------------
Total Return (%) ...........................................   40.70    20.20    20.43     7.99    19.38
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................   6,606    4,219    3,007    2,312    1,560
Ratio of operating expenses to average net assets (%) ......     .71      .69      .72      .76      .84
Ratio of net investment income to average net assets (%) ...    2.38     2.94     3.28     3.00     3.08
Portfolio turnover rate (%) ................................    33.4    25.02    31.26    31.82    17.44
Average commission rate paid (b) ...........................  $.0619   $.0542   $   --   $   --   $   --

(a)  Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after October 1, 1995.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
   AARP U.S. STOCK INDEX FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period(e) and other performance information derived from the financial statements.

                                                                             For the Period
                                                                           February 1, 1997(a)
                                                                          to September 30, 1997
                                                                          ---------------------
Net asset value, beginning of period ...............................             $15.00
                                                                                 ------
Income from investment operations:
   Net investment income ...........................................                .20
   Net realized and unrealized gain (loss) on investment ...........               2.97
                                                                                 ------
Total from investment operations ...................................               3.17
                                                                                 ------
Less distributions from net investment income ......................               (.18)
                                                                                 ------
Net asset value, end of period .....................................             $17.99
                                                                                 ------
Total Return (%) (b) ...............................................              21.22(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .............................                 38
Ratio of operating expenses, net to average net assets (%) .........                .50(d)
Ratio of operating expenses before expense reductions, to average
   net assets (%) ..................................................               2.38(d)
Ratio of net investment income to average net assets (%) ...........               1.94(d)
Portfolio turnover rate (%) ........................................              14.52(d)
Average commission rate paid .......................................             $.0288

(a)  Commencement of operations
(b)  Total return would have been lower had certain expenses not been reduced.
(c)  Not Annualized        (d)  Annualized
(e)  Based on monthly average shares outstanding during the period.

--------------------------------------------------------------------------------
   AARP CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       Years Ended September 30,
                                                               1997(a)  1996     1995     1994     1993
                                                              ------------------------------------------
Net asset value, beginning of period .......................  $43.47   $38.36   $31.74   $36.20   $30.30
                                                              ------------------------------------------
Income from investment operations:
   Net investment income ...................................     .34      .42      .36      .00      .06
   Net realized and unrealized gain (loss) on investments ..   18.43     5.59     6.91    (1.51)    7.19
                                                              ------------------------------------------
Total from investment operations ...........................   18.77     6.01     7.27    (1.51)    7.25
                                                              ------------------------------------------
Less distributions from:
   Net investment income ...................................    (.41)    (.39)    (.01)    (.05)    (.14)
   Net realized gains on investments .......................   (3.99)    (.51)    (.64)   (2.90)   (1.21)
                                                              ------------------------------------------
Total distributions ........................................   (4.40)    (.90)    (.65)   (2.95)   (1.35)
                                                              ------------------------------------------
Net asset value, end of period .............................  $57.84   $43.47   $38.36   $31.74   $36.20
                                                              ------------------------------------------
Total Return (%) ...........................................   46.72    15.97    23.47    (4.70)   24.53
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................   1,228      826      692      683      607
Ratio of operating expenses, to average net assets (%) .....     .92      .90      .95      .97     1.05
Ratio of net investment income to average net assets (%) ...     .70     1.05     1.00      .02      .22
Portfolio turnover rate (%) ................................   39.04    64.84    98.44    79.65   100.63
Average commission rate paid (b) ...........................  $.0576   $.0614   $   --   $   --   $   --

(a)  Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after October 1, 1995.

--------------------------------------------------------------------------------
   AARP SMALL COMPANY STOCK FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period(e) and other performance information derived from the financial statements.

                                                                              For the Period
                                                                            February 1, 1997(a)
                                                                           to September 30, 1997
                                                                           ---------------------
Net asset value, beginning of period ...............................             $15.00
                                                                                 ------
Income from investment operations:
   Net investment income ...........................................                .04
   Net realized and unrealized gain (loss) on investments ..........               4.98
                                                                                 ------
Total from investment operations ...................................               5.02
                                                                                 ------
Net asset value, end of period .....................................             $20.02
                                                                                 ------
Total Return (%) (b) ...............................................              33.53(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .............................                 50
Ratio of operating expenses, net to average net assets (%) .........               1.75(d)
Ratio of operating expenses before expense reductions, to average
   net assets (%) ..................................................               2.79(d)
Ratio of net investment income to average net assets (%) ...........               0.40(d)
Portfolio turnover rate (%) ........................................               5.01(d)
Average commission rate paid .......................................             $.0274

(a)  Commencement of operations
(b)  Total return would have been lower had certain expenses not been reduced.
(c)  Not Annualized        (d)  Annualized
(e)  Based on monthly average shares outstanding during the period.

--------------------------------------------------------------------------------
   AARP GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period(a) and other performance information derived from the financial statements.

                                                                                       Year Ended         For the Period
                                                                                      September 30,     February 1, 1996(b)
                                                                                          1997         to September 30, 1996
                                                                                      -------------    ---------------------
Net asset value, beginning of period ...........................................         $15.49                $15.00
                                                                                         ----------------------------
Income from investment operations:
   Net investment income .......................................................            .09                   .06
   Net realized and unrealized gain (loss) on investments ......................           3.72                   .43
                                                                                         ----------------------------
Total from investment operations ...............................................           3.81                   .49
                                                                                         ----------------------------
Less distributions from net investment income ..................................          (.06)                    --
                                                                                         ----------------------------
Net asset value, end of period .................................................         $19.24                $15.49
                                                                                         ----------------------------
Total Return (%) (c) ...........................................................          24.67                  3.27(d)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........................................            148                    78
Ratio of operating expenses, net to average net assets (%) .....................           1.75                  1.75(e)
Ratio of operating expenses before expense reductions, to average
   net assets (%) ..............................................................           1.82                  2.31(e)
Ratio of net investment income to average net assets (%) .......................            .55                  1.03(e)
Portfolio turnover rate (%) ....................................................          31.34                 12.56(e)
Average commission rate paid ...................................................         $.0004                $.0150

(a)  Based on monthly average shares outstanding during the period.
(b)  Commencement of operations
(c)  Total returns would have been lower had certain expenses not been reduced.
(d)  Not Annualized        (e)  Annualized

--------------------------------------------------------------------------------
   AARP INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period(e) and other performance information derived from the financial statements.

                                                                             For the Period
                                                                           February 1, 1997(a)
                                                                          to September 30, 1997
                                                                          ---------------------
Net asset value, beginning of period ...............................             $15.00
                                                                                 ------
Income from investment operations:
   Net investment income ...........................................                .23
   Net realized and unrealized gain (loss) on investments ..........               2.13
                                                                                 ------
Total from investment operations ...................................               2.36
                                                                                 ------
Net asset value, end of period .....................................             $17.36
                                                                                 ------
Total Return (%) (b) ...............................................              15.73(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .............................                 20
Ratio of operating expenses, net to average net assets (%) .........               1.75(d)
Ratio of operating expenses before expense reductions, to average
   net assets (%) ..................................................               4.28(d)
Ratio of net investment income to average net assets (%) ...........               2.35(d)
Portfolio turnover rate (%) ........................................              50.73(d)
Average commission rate paid .......................................             $.0309

(a)  Commencement of operations
(b)  Total return would have been lower had certain expenses not been reduced.
(c)  Not Annualized        (d)  Annualized
(e)  Based on monthly average shares outstanding during the period.

--------------------------------------------------------------------------------
   AARP DIVERSIFIED INCOME PORTFOLIO
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                             For the Period
                                                                           February 1, 1997(a)
                                                                          to September 30, 1997
                                                                          ---------------------
Net asset value, beginning of period ...............................             $15.00
                                                                                 ------
Income from investment operations:
   Net investment income ...........................................                .43
   Net realized and unrealized gain (loss) on investments ..........                .96
                                                                                 ------
Total from investment operations ...................................               1.39
                                                                                 ------
Less distribution from net investment income .......................               (.43)
                                                                                 ------
Net asset value, end of period .....................................             $15.96
                                                                                 ------
Total Return (%) (e) ...............................................               9.35(b)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .............................                 43
Ratio of operating expenses, net to average net assets (%) .........                 --(d)
Ratio of net investment income to average net assets (%) ...........               5.13(c)
Portfolio turnover rate (%) ........................................               5.57(c)

(a)  Commencement of operations
(b)  Not Annualized         (c)  Annualized
(d) This Portfolio invests in other AARP Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying AARP Funds.
(e) If the Fund Manager had not maintained some of the underlying AARP Funds' expenses, the total return for this Fund would have been lower.

--------------------------------------------------------------------------------
   AARP DIVERSIFIED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period(e) and other performance information derived from the financial statements.

                                                                             For the Period
                                                                           February 1, 1997(a)
                                                                          to September 30, 1997
                                                                          ---------------------
Net asset value, beginning of period ...............................             $15.00
                                                                                 ------
Income from investment operations:
   Net investment income ...........................................                .34
   Net realized and unrealized gain (loss) on investments ..........               2.06
                                                                                 ------
Total from investment operations ...................................               2.40
                                                                                 ------
Net asset value, end of period .....................................             $17.40
                                                                                 ------
Total Return (%) (f) ...............................................              16.00(b)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .............................                 62
Ratio of operating expenses to average net assets (%) ..............                 --(d)
Ratio of net investment income to average net assets (%) ...........               3.52(c)
Portfolio turnover rate (%) ........................................               7.67(c)

(a)  Commencement of operations
(b)  Not Annualized
(c)  Annualized
(d) This Portfolio invests in other AARP Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying AARP Funds.
(e)  Based on monthly average shares outstanding during the period.
(f) If the Fund Manager had not maintained some of the underlying AARP Funds' expenses, the total return for this Fund would have been lower.

                                    This page
                                  intentionally
                                   left blank.

                                                                  N O T E S  T O
                                          F I N A N C I A L  S T A T E M E N T S


                        More definitive information about the Financial Statements is found in the Notes section. This information includes further elaboration on Expenses, Organization Cost, Portfolio Insurance, and Transactions, including Management fees and Commitments.

                        Tax Information and Program Services: Provides you with toll-free numbers and several addresses where you can get answers to questions regarding your holdings in the AARP Investment Program. In addition, tax information that may be of interest to you can be found in the section.

                        Report of Independent Accountants: A letter from Price Waterhouse LLP, a leading accounting firm, opining that all the "Financial Statements" are fairly presented in all material respects, based upon their audits.

                        Officers and Trustees: Identifies the various members of the AARP Board of Trustees and the Officers from
                        Scudder, Stevens & Clark, Inc. responsible for overseeing the growth and strategic direction of the AARP Investment Program.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies.

      The following AARP Mutual Funds from Scudder (the "AARP Funds" or the "Funds") are organized as Massachusetts business trusts and are registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as open-end management investment companies.

      Trust name:                        Series name:
      --------------------------------------------------------------------------
      AARP Cash Investment Funds:
                                         AARP High Quality Money Fund
      AARP Income Trust:
                                         AARP GNMA and U.S. Treasury Fund
                                         AARP High Quality Bond Fund
                                         AARP Bond Fund for Income
      AARP Tax Free Income Trust:
                                         AARP High Quality Tax Free Money Fund
                                         AARP Insured Tax Free General Bond Fund
      AARP Growth Trust:
                                         AARP Balanced Stock and Bond Fund
                                         AARP Growth and Income Fund
                                         AARP Global Growth Fund
                                         AARP Capital Growth Fund
                                         AARP U.S. Stock Index Fund
                                         AARP Small Company Stock Fund
                                         AARP International Stock Fund
      AARP Managed Investment
       Portfolios Trust:
                                         AARP Diversified Income Portfolio
                                         AARP Diversified Growth Portfolio

      All Funds are diversified. The Declaration of Trust of each Trust permits its Trustees to create an unlimited number of series and to issue an unlimited number of full and fractional shares of each separate series. The Portfolios within the AARP Managed Investment Portfolios Trust invest primarily in existing AARP Mutual Funds from Scudder (the "Underlying AARP Funds").

      The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Funds in preparation of their financial statements.

      A. Security Valuation. The AARP High Quality Money Fund uses the penny rounding method of security valuation as permitted under Rule 2a-7 of the 1940 Act. Under this method, securities for which market quotations are readily available and securities purchased with original maturities of 61 days or more are valued at market. Securities purchased with an original maturity of 60 days or less are valued at amortized cost. The AARP High Quality Tax Free Money Fund uses the amortized cost method of security valuation as permitted under Rule 2a-7 of the 1940 Act. Under this method, the value of a security is determined by adjusting its original cost to face value through the amortization of any acquisition discount or premium at a constant rate until maturity, which approximates market. Security valuation with respect to each of the remaining Funds is performed in the following manner:

      Common and preferred stocks traded on U.S. or foreign securities exchanges are valued at the most recent sale price on such exchange where the security is principally traded. If no sale occurred, the security is valued at the mean between the most recent bid and asked quotations on such exchanges. If there is no such bid and asked quotations the most recent bid quotation is used. Unlisted securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Unlisted securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If there are no such sales, the value is the most recent bid quotation.

      Portfolio debt securities other than money market securities are valued by pricing agents approved by the Trustees, which prices reflect broker/dealer supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

      Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. Variable rate demand notes are carried at cost which together with accrued interest approximates market.

      Investments of the AARP Diversified Income Portfolio and AARP Diversified Growth Portfolio are valued at the net asset value per share of each Underlying AARP Fund as of the close of regular trading on the New York Stock Exchange.

      The value of all other securities is determined in good faith under the direction of the Board of Trustees.

      B. Repurchase Agreements. Each of the AARP Funds may enter into repurchase agreements with selected banks and broker/dealers whereby each Fund, through its custodian, receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the underlying collateral, is at least equal to the repurchase price.

      C. Futures Contracts. The Funds in the AARP Income Trust, the AARP Insured Tax Free General Bond Fund, the AARP Balanced Stock and Bond Fund, the AARP Global Growth Fund, the AARP International Stock Fund, the AARP U.S. Stock Index Fund, and the AARP Small Company Stock Fund may enter into futures contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the AARP High Quality Bond Fund and the AARP Insured Tax Free General Bond Fund sold interest rate futures to hedge against declines in the value of portfolio securities and the AARP High Quality Bond Fund purchased interest rate futures to manage the duration of the portfolio. Also, during the period, the AARP U.S. Stock Index Fund purchased index futures as a temporary substitute for purchasing selected investments.

      Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount equal to a certain percentage of the face value indicated in the futures contract ("initial margin"). Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

      Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

      D. Options. In an option contract, the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

NOTES TO FINANCIAL STATEMENTS

      The Funds in the AARP Income Trust, the AARP Insured Tax Free General Bond Fund, the AARP Balanced Stock and Bond Fund, the AARP Global Growth Fund, the AARP International Stock Fund, and the AARP Small Company Stock Fund may enter into purchased and written options on futures contracts. The Funds in the AARP Growth Trust and the AARP Income Trust may write covered call options. The Funds in the AARP Growth Trust may purchase put and call options on stock indices.

      During the period, the AARP International Stock Fund purchased put options on currencies as a hedge against potential adverse price movements in the value of portfolio assets. Also, during the period, the AARP High Quality Bond Fund purchased call options on futures as a temporary substitute for purchasing selected investments.

      If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

      The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

      The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

      When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

      E. Securities Purchased on a Forward Delivery or When-Issued Basis. The AARP High Quality Money Fund, the Funds in the AARP Income Trust and in the AARP Tax Free Income Trust, and the AARP Balanced Stock and Bond Fund may purchase securities on a forward delivery or when-issued basis. Municipal, corporate and government securities are frequently offered on a forward delivery or when-issued basis. At the time the Fund makes the commitment to purchase a security on a forward delivery or when-issued basis, the price of the underlying security is fixed. The Fund will record the transaction at the time of the commitment and reflect the value of the security in determining its net asset value. The settlement date of the transaction can occur within one month or more after the date the commitment was made. During the period between purchase and settlement date, no payment is made on behalf of the Fund and no interest accrues to the Fund. The AARP GNMA and U.S. Treasury Fund had an outstanding commitment to purchase forward delivery securities as of September 30, 1997

      F. Forward Currency Exchange Contracts. The Funds in the AARP Growth Trust, the AARP High Quality Bond Fund and the AARP Bond Fund for Income may, in connection with portfolio purchases and sales of securities denominated in a foreign currency, enter into forward currency exchange contracts ("forward contracts"). Additionally, from time to time, each Fund may enter into contracts to hedge certain foreign currency denominated assets. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the AARP Balanced Stock and Bond Fund, the AARP Growth and Income Fund, and the AARP Global Growth Fund utilized forward contracts as a hedge against changes in exchange rates relating to foreign currency denominated assets, and as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. Also, during the period, the AARP International Stock Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

      Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

      Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

      G. Foreign Currency Translations. Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

      The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

      Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

      H. Securities Transactions and Related Investment Income. Securities transactions are accounted for on the trade date basis and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discount on securities purchased is accreted on an effective yield basis over the life of the security. Acquisition discount is accreted on taxable securities purchased with original maturity dates of one year or less. Premium on securities purchased by the AARP Tax Free Income Trust is amortized on an effective yield basis over the life of the security. Distributions of income and capital gains earned by the Diversified Growth and Diversified Income Portfolios from the Underlying AARP Funds are recorded on the ex-dividend date.

      Each Fund uses the specific identification method for determining the realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

      I. Federal Income Taxes. Each of the Funds is treated as a single entity for federal income tax purposes. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax exempt income to its shareholders. Accordingly, the Funds paid no U.S. federal income taxes, and no provisions for federal income taxes were required.

      J. Distribution of Income and Gains. Each AARP Fund intends to follow the practice of distributing all of its net investment income to shareholders. Dividends from the AARP High Quality Money Fund and the Funds in the AARP Income Trust and the AARP Tax Free Income Trust are declared daily and distributed monthly. Dividends from the AARP Diversified Income Portfolio are declared and paid monthly. Dividends from the AARP Balanced Stock and

NOTES TO FINANCIAL STATEMENTS

Bond Fund, the AARP U.S. Stock Index Fund, and the AARP Growth and Income Fund are declared and paid quarterly. Dividends from the AARP Global Growth Fund, the AARP Small Company Stock Fund, the AARP International Stock Fund, the AARP Diversified Growth Portfolio, and the AARP Capital Growth Fund are declared and paid annually. During any particular year, net realized gains for each Fund which are in excess of any available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders in the following fiscal year. The AARP High Quality Money Fund may take into account realized gains and losses on the sales of securities in its daily distributions. Additional distributions may be made by each Fund if necessary.

      The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal income tax rules and regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward contracts, foreign denominated investments, mortgage backed securities, REITs and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

      K. Expenses. Each Fund (except for the AARP Diversified Income and Diversified Growth Portfolios) is charged for those expenses that are directly attributable to it, such as management, custodian, audit, and certain shareholder service fees. Expenses that are not directly attributable to a Fund, such as reports to shareholders, portions of Trustees' and legal fees, are allocated among all the Funds.

      The AARP Diversified Income and Diversified Growth Portfolios ("the Portfolios") have entered into a Special Servicing Agreement with Scudder, Stevens & Clark, Inc. (the "Fund Manager"), the Underlying AARP Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation and Scudder Investor Services, whereby the Fund Manager arranges for all services pertaining to the operations of the Portfolios. If the aggregate expenses of the Portfolios are less than the estimated savings to the Underlying AARP Funds from the operation of each Portfolio, each of the Underlying AARP Funds will bear those expenses in proportion to the average daily value of its shares owned by the respective Portfolio. Consequently, no Underlying AARP Fund will be expected to carry expenses that are in excess of the estimate of savings to the respective Underlying AARP Fund. These estimated savings result from the reduction in shareholder servicing costs due to the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying AARP Funds. In the event that the financial benefits to the Underlying AARP Funds do not exceed aggregate expenses of any Portfolio, the Fund Manager will pay certain costs on behalf of the respective Portfolio. In accordance with the Special Servicing Agreement, as discussed above, no expenses were charged to the AARP Diversified Income and Diversified Growth Portfolios during the period. For the period February 1, 1997 (commencement of operations) to September 30, 1997, the Fund Manager paid expenses in the amount $43,964 and $69,567, on behalf of the Diversified Income and Diversified Growth Portfolios, respectively. Additionally, the Fund Manager has assumed the organization costs of each Portfolio.

      For the period ended September 30, 1997, the amounts charged and unpaid to the Underlying AARP Funds under the Special Servicing Agreement, as shown in the Statement of Operations as part of the Shareholder Services, were as follows:

      AARP High Quality Money Fund       $ 32,616
      AARP Growth and Income Fund        $ 58,770
      AARP GNMA and U.S. Treasury Fund   $ 97,381
      AARP International Stock Fund      $  6,683
      AARP Bond Fund for Income          $ 17,015
      AARP Global Growth Fund            $ 38,619
      AARP Capital Growth Fund           $  6,549
      AARP Small Company Stock Fund      $  5,312
      AARP U.S. Stock Index Fund         $ 17,515

      The AARP High Quality Tax Free Money Fund, the AARP High Quality Bond Fund, the AARP Insured Tax Free General Bond Fund, and the AARP Balanced Stock and Bond Fund are not subject to the Special Servicing Agreement.

      L. Organization Cost. Costs incurred by the AARP Balanced Stock and Bond Fund, the AARP Global Growth Fund, the AARP U.S. Stock Index Fund, the AARP Bond Fund for Income, the AARP International Stock Fund, and the AARP Small Company Stock Fund in connection with their organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period. The Fund Manager has assumed the organization costs of the AARP Diversified Growth and the AARP Diversified Income Portfolios.

      M. Portfolio Insurance. The cost of premiums paid by the AARP Insured Tax Free General Bond Fund for insurance on individual securities is non-cancellable, runs the life of such securities, and is added to the cost basis of such securities. This insurance provides for the timely payment of principal and interest on these securities when due and protects the Fund against loss from default by the Municipal issuer. It does not protect the investor from losses due to changes in market values.

      N. Transactions in Securities of Affiliated Issuers. The AARP Growth and Income Fund had transactions in securities of affiliated issuers. An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates for the year ended September 30, 1997 is as follows:

                                     Beginning        Purchases          Sales
Affiliate                            Cost ($)          Cost ($)         Cost ($)     Ending Cost ($)    Market Value ($)
--------------------------------------------------------------------------------------------------------------------------
General Growth Properties, Inc.     39,388,655        9,946,350           --           49,335,005         74,181,300
                                 =========================================================================================

                                       Realized Gain/Loss ($)               Dividend Income ($)
                                 ----------------------------------------------------------------------
Affiliated Issuers                              --                               3,021,216
Unaffiliated Issuers                        533,200,232                        148,394,016
                                 ----------------------------------------------------------------------
Total                                       533,200,232                        151,415,232
                                 ======================================================================

Note 2. Management Fee and other Related Transactions.

      Under the investment management and advisory agreement (the "Management Agreement") between each Trust (excluding the AARP Managed Investment Portfolios Trust) and the Fund Manager, the management fee consists of two elements: a Base Fee and an Individual Fund Fee. The Base Fee is calculated as a percentage of the combined net assets of all of the AARP Funds ("Program Assets") except the AARP Diversified Income and the Diversified Growth Portfolios, and each AARP Fund pays, as its portion of the Base Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all of the AARP Funds (excluding the AARP Diversified Income and the Diversified Growth Portfolios).

      The Annual Base Fee is calculated as follows:

     .35% of the first $2.0 billion of such assets
     .33% of the next $2.0 billion of such assets
     .30% of the next $2.0 billion of such assets
     .28% of the next $2.0 billion of such assets
     .26% of the next $3.0 billion of such assets
     .25% of the next $3.0 billion of such assets
     .24% of such assets thereafter

      In addition to the Base Fee, each Fund (excluding the AARP Diversified Income and the AARP Diversified Growth Portfolios) agrees to pay the Fund Manager a flat Individual Fund Fee based on the average daily net assets of that Fund. The Individual Fund Fee Rate recognizes the different characteristics of each Fund, the varying levels of complexity of investment research and securities trading required to manage each Fund. The Fund Manager has retained Bankers Trust Company as Subadviser to the AARP U.S. Stock Index Fund; under the Subadvisory Agreement, the Fund Manager pays a quarterly fee to the Subadviser, which amounted to $42,323 for the period ended September 30, 1997.

NOTES TO FINANCIAL STATEMENTS

      The Individual Fund Fee Rate is calculated at the following percentages of the average daily net assets of each Fund:

                    Fund                            Rate
---------------------------------------------   --------------
AARP High Quality Money Fund ...............        .10%
AARP High Quality Tax Free Money Fund ......        .10%
AARP GNMA and U.S. Treasury Fund ...........        .12%
AARP High Quality Bond Fund ................        .19%
AARP Insured Tax Free General Bond Fund ....        .19%
AARP Bond Fund for Income ..................        .28%
AARP Balanced Stock and Bond Fund ..........        .19%
AARP Growth and Income Fund ................        .19%
AARP U.S. Stock Index Fund .................          0%
AARP Capital Growth Fund ...................        .32%
AARP Small Company Stock Fund ..............        .55%
AARP Global Growth Fund ....................        .55%
AARP International Stock Fund ..............        .60%

      The total amount of management fees for each Fund is shown in the Statement of Operations as Management Fee.

      As manager of the assets of each Fund, the Fund Manager directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. In addition to portfolio management services, the Fund Manager under the Management Agreement will provide certain administrative services in accordance with such Agreement. The Fund Manager has also entered into a Member Services Agreement with AARP Financial Services Corp. ("AFSC"), a subsidiary of AARP, and pays portions of its investment management and advisory fee to AFSC.

      The Fund Manager agreed to waive a portion of its management fee and reimburse a portion of expenses in order to maintain the annualized expenses of the AARP Global Growth Fund at no more than 1.75% of average daily net assets until January 31, 1998. Effective February 1, 1997, the Fund Manager has agreed to waive all or a portion of its management fee and reimburse all or a portion of expenses in order to maintain the following annualized expense ratios until January 31, 1998: AARP U.S. Stock Index Fund, 0.50% of average daily net assets; AARP Bond Fund for Income, 0.00% of average daily net assets; AARP International Stock Fund, 1.75% of average daily net assets; and AARP Small Company Stock Fund, 1.75% of average daily net assets. The amount of expenses waived and/or reimbursed by the Fund Manager, if any, for each Fund has been shown in the Statement of Operations as Expense Reductions.

      The Fund Manager did not impose any or a portion of its Management Fee for certain Funds during the period ended September 30, 1997, as follows: AARP Bond Fund for Income $97,012; AARP Global Growth Fund $74,953; AARP International Stock Fund $59,143; AARP Small Company Stock Fund $111,376; and the AARP U.S. Stock Index Fund $38,841.

      On June 26, 1997, the Fund Manager entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Fund Manager, and the Fund Manager will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

      These Trusts also have a shareholder servicing agreement with Scudder Service Corporation ("SSC"), a subsidiary of the Fund Manager. As shareholder servicing agent, SSC provides various transfer agent, dividend disbursing, and shareholder communication functions. The amount for each Fund is shown in the table below, and is included in Services to shareholders in the Statements of Operations.

      Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Fund Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Funds. The amount for each Fund is shown in the table below, and is included in Custodian and accounting fees in the Statements of Operations.

      For the period ended September 30, 1997 the amounts charged by SSC and SFAC to the Funds were as follows:

                                                                        Total SSC                          Total SFAC
                                                      Amount            Unpaid at          Amount           Unpaid at
                                                     Charged To       September 30,      Charged To        September 30,
            Fund                                   Fund by SSC(a)         1997*        Fund by SFAC(b)        1997*
-------------------------------------------------  ----------------  ----------------  ---------------- ----------------
AARP High Quality Money Fund                         $1,505,677        $  121,984        $   54,052       $    4,588
AARP High Quality Tax Free Money Fund                   256,965            20,052            30,023            2,500
AARP GNMA and U.S. Treasury Fund                      6,732,169           539,940           480,845           38,769
AARP High Quality Bond Fund                           1,455,652           114,310            82,859            5,606
AARP Insured Tax Free General Bond Fund               1,741,482           138,720           162,915           13,903
AARP Bond Fund for Income                                    --                --                --               --
AARP Balanced Stock and Bond Fund                     1,357,972           132,955            95,386            8,862
AARP Growth and Income Fund                           6,853,761           672,527           323,033           31,430
AARP U.S. Stock Index Fund                                   --                --                --               --
AARP Capital Growth Fund                              1,889,072           180,473           110,317           10,035
AARP Small Company Stock Fund                            93,491            93,491            25,445           25,445
AARP Global Growth Fund                                 558,504            51,344            95,221            9,698
AARP International Stock Fund                                --                --                --               --

* Total unpaid amounts are included in Other payables and accrued expenses in the Statements of Assets and Liabilities.

(a) SSC did not impose any or a portion of its fee for the AARP Bond Fund for Income, AARP U.S. Stock Index Fund, AARP Small Company Stock Fund, and AARP International Stock Fund amounting to $40,906, $60,094, $25,298, and $54,419, respectively.

(b) SFAC did not impose any or a portion of its fee for the AARP Bond Fund for Income, AARP U.S. Stock Index Fund, AARP Small Company Stock Fund, and AARP International Stock Fund amounting to $25,000, $73,071, $6,725, and $33,333, respectively.

      The AARP Investment Program pays each Trustee unaffiliated with Scudder or AARP an annual retainer of $10,000; additionally, specified amounts are paid by each Fund for board and committee meetings attended. The amounts for each Fund have been shown in the Statement of Operations as Trustees' fees and expenses.

      The Diversified Portfolios do not invest in the Underlying AARP Funds for the purpose of exercising management or control, however, investments within the set limits may represent a significant portion of an Underlying AARP Fund's net assets. At September 30, 1997, the Diversified Income Portfolio held the following Underlying AARP Funds' outstanding shares: approximately 22% of the AARP Bond Fund for Income; and 6% of the AARP U.S. Stock Index Fund. The Diversified Growth Portfolio held the following Underlying AARP Funds' outstanding shares at September 30, 1997: approximately 22% of the AARP International Stock Fund; 19% of the AARP Bond Fund for Income; 18% of the U.S. Stock Index Fund; and 9% of the AARP Small Company Stock Fund.

Note 3. Commitments.

As of September 30, 1997, the AARP Global Growth Fund had entered into the following forward currency exchange contracts resulting in net unrealized depreciation of $248,684.

                                                             Net Unrealized
                                                              Appreciation
                                                             (Depreciation)
Contracts to Deliver   In Exchange For    Settlement Date        (U.S.$)
--------------------  ------------------  ---------------  -------------------
DEM        7,903,094  USD     4,351,924       1/30/98         $  (155,565)
DEM        3,337,679  USD     1,812,577       2/17/98             (93,119)
                                                              -----------
                                                              $  (248,684)
                                                              ===========

Report of Independent Accountants

                                                         [PRICE WATERHOUSE LOGO]

      To the Trustees and Shareholders of
      AARP Cash Investment Funds, AARP Income Trust,
      AARP Tax Free Income Trust, AARP Growth Trust and AARP Managed Investment Portfolios Trust

      In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the series constituting AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust, AARP Growth Trust and AARP Managed Investment Portfolios Trust (hereafter referred to as the "Trusts") at September 30, 1997, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


      /s/ Price Waterhouse LLP

      Price Waterhouse LLP
      Boston, Massachusetts
      November 12, 1997

                                         O F F I C E R S  A N D  T R U S T E E S

                              OFFICERS AND TRUSTEES

CAROLE LEWIS ANDERSON

        Trustee of AARP Funds; President, MASDUN Capital Advisors; Formerly Principal, Suburban Capital Markets; Director, VICORP Restaurants, Inc.; Member of the Board, Association for Corporate Growth of Washington, D.C.; Trustee, Hasbro Children's Foundation and Mary Baldwin College.

ADELAIDE ATTARD

        Trustee of AARP Funds; Member, New York City Department of Aging Advisory Council--Appointed by Mayor (1995-Present); Consultant, Gerontology; Commissioner, County of Nassau, NY, Department of Senior Citizen Affairs (1971-1991); Board Member, American Association of International Aging (1981 to 1996); Member, NYS Community Services for the Elderly Advisory Council--Appointed by Governor (1987-1991); Chairperson, Federal Council on Aging (1981-1986); U.S. Delegate to 1982 United Nations World Assembly on Aging.

ROBERT N. BUTLER, M.D.

        Trustee of AARP Funds; Director, International Longevity Center and Professor of Geriatrics and Adult Development; Chairman, Henry L. Schwartz Department of Geriatrics and Adult Development, Mount Sinai Medical Center; Formerly Director, National Institute on Aging, National Institute of Health (1976-1982).

ESTHER CANJA

        Trustee of AARP Funds; Vice President, American Association of Retired Persons; Trustee and Chair, AARP Group Health Insurance Plan; Board Liaison, National Volunteer Leadership Network Advisory Committee; Chair, Board Operations Committee; AARP State Director of Florida (1990-1992).

LINDA C. COUGHLIN*

        Chairperson and Trustee of AARP Funds; Managing Director and Member, Board of Directors of Scudder, Stevens & Clark, Inc.

HORACE B. DEETS

        Vice Chairman and Trustee of AARP Funds; Executive Director, American Association of Retired Persons; Member, Board of Councilors, Andrus Gerontology Center; Member of the Board, HelpAge International.

EDGAR R. FIEDLER

        Trustee of AARP Funds; Senior Fellow and Economic Counselor, The Conference Board, Inc.; Director: The Stanley Works, HT Insight Funds, and Emerging Mexico Fund.

EUGENE P. FORRESTER

        Trustee of AARP Funds; Consultant; International Trade Counselor; Lt. General (Retired), U.S. Army; Command General, U.S. Army Western Command, Honolulu; Consultant: Digital Equipment Corp., DHI, Philip Morris, PICS Previews, and Whittle Communications.

GEORGE L. MADDOX, JR.

        Trustee of AARP Funds; Professor Emeritus and Director, Long Term Care Resources Program, Duke University Medical Center; Senior Fellow, Center for the Study of Aging and Human Development, Duke University; Professor Emeritus of Sociology, Departments of Sociology and Psychiatry, Duke University.

ROBERT J. MYERS

        Trustee of AARP Funds; Actuarial Consultant; Formerly Executive Director, National Commission on Social Security Reform; Director: NASL Series Trust, Inc. and North American Funds, Inc.; Formerly Director, Board of Pensions, Evangelical Lutheran Church in America; Formerly Chairman, Commission on Railroad Retirement Reform; Member, U.S.
        Office of Technology Assessment, Prospective Payment Assessment Commission.

JAMES H. SCHULZ

        Trustee of AARP Funds; Professor of Economics and Kirstein Professor of Aging Policy, Policy Center of Aging, Florence Heller School, Brandeis University.
GORDON SHILLINGLAW

        Trustee of AARP Funds; Professor Emeritus of Accounting, Columbia University Graduate School of Business; Formerly Director and Treasurer, FERIS Foundation of America.

THOMAS W. JOSEPH*                              JAMES W. PASMAN*
   Vice President                                 Vice President

DAVID S. LEE*                                  KATHRYN L. QUIRK*
   Vice President and Assistant Treasurer         Vice President and  Secretary

THOMAS F. MCDONOUGH*                           HOWARD SCHNEIDER*
   Vice President and Assistant Secretary         Vice President

PAMELA A. MCGRATH*                             CORNELIA SMALL*
   Vice President and Treasurer                   President

EDWARD J. O'CONNELL*
   Vice President and Assistant Treasurer

      *Scudder, Stevens & Clark, Inc.

      Effective January 1, 1995, each member of and nominee for the Board of Trustees must own shares of one or more of the Funds within the AARP Investment Program of which he/she serves as Trustee.

                             SERVICE INFORMATION

 SHAREHOLDER                 Our knowledgeable AARP Mutual Fund Representatives
 SERVICE LINE                are available to answer questions about the
                             Program or your account Monday through Friday,
 1-800-253-2277              between 8:00 a.m. and 8:00 p.m., Eastern time.
                             Transactions can be made Monday through Friday between 8:00 a.m. and 4:00 p.m., Eastern time.

                             Write: AARP Investment Program from Scudder P.O. Box 2540
                                            Boston, MA 02208-2540

                             For overnight AARP Investment Program from Scudder and certified 42 Longwater Drive
                             mail:          Norwell, MA 02061-1612

 EASY-ACCESS LINE            Shareholders with a touch-tone telephone may call
                             this automated line to obtain AARP Fund
 1-800-631-4636              performance and account information, or to
                             exchange or sell (redeem) AARP Mutual Fund shares.
                             This service is available 24 hours a day, 7 days a week.

 TRANSACTIONS                If you have access to a fax machine, you can fax
 BY FAX                      transaction requests. Any exchange or redemption
                             request received after 4:00 p.m. business days or
 1-800-821-6234              on weekends will be processed the next business
                             day. All faxes are kept confidential.


 TDD (TELECOMMUNICATIONS     AARP members with hearing or speech impairments
 DEVICE FOR THE DEAF AND     and access to TDD equipment can communicate with
 SPEECH?IMPAIRED)            the AARP Investment Program Monday through Friday
                             between 8:00 a.m. and 5:00 p.m., Eastern time.
 1-800-634-9454              Transactions can be made between 8:00 a.m. and
                             4:00 p.m., Eastern time.

TAX INFORMATION (UNAUDITED)

      Of the dividends paid from net investment income by the AARP High Quality Tax Free Money Fund and the AARP Insured Tax Free General Bond Fund for the Funds' fiscal years ending September 30, 1997, 100% constituted exempt-interest dividends for regular federal income tax purposes.

      Pursuant to Section 852 of the Internal Revenue Code, the AARP Balanced Stock and Bond Fund, the AARP Growth and Income Fund, the AARP U.S. Stock Index Fund, the AARP Capital Growth Fund, the AARP Global Growth Fund, and the AARP Insured Tax Free General Bond Fund designate $22,565,952, $503,261,408, $72,533, $71,098,608, $1,636,598, and $2,583,310,
      respectively, as capital gain dividends for their fiscal years ended September 30, 1997.

      Pursuant to Section 853 of the Internal Revenue code, the AARP Global Growth Fund and the AARP International Stock Index Fund designate $0.023 and $0.020 per share (representing a total of $177,801 and $23,212) of foreign taxes and $0.097 and $0.126 per share (representing a total of $743,398 and $147,497) of foreign source income as having been paid in the fiscal year ended September 30, 1997, respectively.

      Pursuant to Section 854 of the Internal Revenue Code, the percentages of ordinary income dividends paid qualify for the dividends received deduction for corporations are as follow: AARP Balanced Stock and Bond Fund 41.32%, AARP Capital Growth Fund 100%, AARP U.S. Stock Index Fund 100%, and AARP Growth and Income Fund 96.36%.

      In January 1998 you will receive federal tax information on all distributions paid to your account in calendar year 1997.

                                    GLOSSARY

  AVERAGE ANNUALIZED    The one-year return of an investment based on its
        TOTAL RETURN    compounded total return. The annualized return
                        gives the investor an idea of the performance during each year of a listed period, such as 3 years, 5 years or 10 years.

    BARBELL STRATEGY    An investment strategy where the portfolio manager
                        holds bonds with short maturities and long maturities that would give the impression of a bar bell if the clusters of bonds on either end were illustrated.

              COUPON The name given to the interest payments that could be clipped and sent to the issuer for payment. The average coupon rate would be the expected interest rates of all the bonds held in a portfolio.

             QUALITY Quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. The average quality is a designation of all the bonds held in the portfolio.

            DURATION Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of two years, its price will fall about 2% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 2% when interest rates fall by one percentage point.

            MATURITY The date upon which bonds mature, that is, the date when the issuer must pay back the face amount of the bond. An investor who buys $10,000 worth of 25-year bonds will receive $10,000 at the end of 25 years, after having received interest payments (coupons) over the 25-year period.

     PREPAYMENT RISK    The possibility that, as interest rates fall,
                        homeowners will refinance their home mortgages, resulting in the prepayment of GNMA securities.

        TOTAL RETURN    A measure of an investment's performance that
                        takes into account income paid, other
                        distributions, and any increase or decline in the value of the principal over a given period of time.

           VALUATION    The process in which the value of a security is
                        assessed or determined.

               YIELD The income per share paid to mutual fund shareholders from the dividends and interest of that fund, expressed as a percentage for a stated period of time. It is based on past performance and measured in time increments.

   YIELD TO MATURITY    Concept used to determine the rate of return an
                        investor will receive if a long-term,
                        interest-bearing investment, such as a bond, is held until its maturity date.

         The paper used for the cover and internal pages of this report incorporates recycled corrugated containers. The "Crystal Recycling Process" which created this paper saved four and one half truck-loads of boxes from being placed in landfills. When you are finished with the report, please continue the process and recycle it.

                        (logo) Printed on recycled paper